As filed with the Securities and Exchange Commission on April 29, 2010

File No. 333-123040

811-08914

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 13	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 155	☒

(Check appropriate box or boxes.)

PHL Variable Accumulation Account

(Exact Name of Registrant)

PHL Variable Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor's Principal Executive Offices) (Zip Code)

(800) 447-4312

(Depositor's Telephone Number, including Area Code)

John H. Beers, Esq.

PHL Variable Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Deferred variable annuity contracts

Part A

Phoenix Dimensions®

PHL Variable Accumulation Account
Issued by: PHL Variable Insurance Company (“PHL Variable”)

PROSPECTUS	April 30, 2010

This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the investment options of the PHL Variable Accumulation Account (“Separate Account”) , the Market Value Adjusted Guaranteed Interest Account (“MVA”) and the Guaranteed Interest Account (“GIA”). The assets of each investment option will be used to purchase, at net asset value, shares of a series in the following designated funds.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares 2

     Invesco V.I. Capital Appreciation Fund 3      InvescoV.I. Core Equity Fund 1, 4      Invesco V.I. Mid Cap Core Equity Fund 1, 5

The Alger Portfolios – Class I-2 Shares 6

     Alger Capital Appreciation Portfolio 7

AllianceBernstein Variable Products Series Fund, Inc. – Class B

     AllianceBernstein VPS Balanced Wealth Strategy Portfolio

Calvert Variable Products, Inc.-Class 1 8

     Calvert VP S&P MidCap 400 Index Portfolio 9

DWS Investments VIT Funds – Class A

     DWS Equity 500 Index VIP      DWS Small Cap Index VIP

Federated Insurance Series

     Federated Fund for U.S. Government Securities II      Federated High Income Bond Fund II – Primary Shares      Federated Prime Money Fund II

Fidelity ® Variable Insurance Products – Service Class

     Fidelity® VIP Contrafund® Portfolio      Fidelity® VIP Growth Opportunities Portfolio      Fidelity® VIP Growth Portfolio      Fidelity® VIP Investment Grade Bond Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

     Franklin Flex Cap Growth Securities Fund      Franklin Income Securities Fund      Mutual Shares Securities Fund      Templeton Developing Markets Securities Fund      Templeton Foreign Securities Fund      Templeton Growth Securities Fund

Lazard Retirement Series, Inc. – Service Shares

     Lazard Retirement U.S. Small-Mid Cap Equity Portfolio1, 10

Lord Abbett Series Fund, Inc. – Class VC

     Lord Abbett Bond-Debenture Portfolio      Lord Abbett Growth and Income Portfolio      Lord Abbett Mid-Cap Value Portfolio

Neuberger Berman Advisers Management Trust – Class S

     Neuberger Berman Advisers Management Trust Guardian Portfolio      Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio

Oppenheimer Variable Account Funds – Service Shares

     Oppenheimer Capital Appreciation Fund/VA      Oppenheimer Global Securities Fund/VA      Oppenheimer Main Street Small-Cap Fund®/VA

The Phoenix Edge Series Fund

     Phoenix Capital Growth Series      Phoenix Comstock Series 11      Phoenix Dynamic Asset Allocation Series: Aggressive Growth      Phoenix Dynamic Asset Allocation Series: Growth      Phoenix Dynamic Asset Allocation Series: Moderate Growth      Phoenix Dynamic Asset Allocation Series: Moderate      Phoenix Equity 500 Index Series 12      Phoenix Growth and Income Series      Phoenix Mid-Cap Growth Series      Phoenix Mid-Cap Value Series      Phoenix Multi-Sector Fixed Income Series      Phoenix Multi-Sector Short Term Bond Series      Phoenix Small-Cap Growth Series      Phoenix Small-Cap Value Series      Phoenix Strategic Allocation Series      Phoenix-Aberdeen International Series      Phoenix-Duff & Phelps Real Estate Securities Series

PIMCO Variable Insurance Trust – Advisor Class

     PIMCO CommodityRealReturnTM Strategy Portfolio      PIMCO Real Return Portfolio      PIMCO Total Return Portfolio

The Rydex Variable Trust

     Rydex|SGI VT All-Cap Opportunity Fund 1, 13      Rydex VT Inverse Government Long Bond Strategy Fund 1      Rydex VT Nova Fund 1

Sentinel Variable Products Trust

     Sentinel Variable Products Balanced Fund      Sentinel Variable Products Bond Fund      Sentinel Variable Products Common Stock Fund      Sentinel Variable Products Mid Cap Fund 14      Sentinel Variable Products Small Company Fund

The Universal Institutional Funds, Inc. (d.b.a. Van Kampen) – Class II Shares

     UIF Equity and Income Portfolio 15

Wanger Advisors Trust

     Wanger International      Wanger International Select      Wanger Select      Wanger USA

1Closed to new investors on May 1, 2006. 2Formerly known as AIM Variable Insurance Funds. 3Formerly known as AIM V.I. Capital Appreciation Fund. 4Formerly known as AIM V.I. Core Equity Fund. 5Formerly known as AIM V.I. Mid Cap Core Equity Fund. 6Formerly known as The Alger American Fund. 7Formerly known as Alger American Capital Appreciation Portfolio. 8Formerly known as Summit Mutual Funds, Inc. 9Formerly known as Summit S&P MidCap 400 Index Portfolio. 10Formerly known as Lazard Retirement U.S. Small Cap Equity Portfolio. 11Formerly known as Phoenix-Van Kampen Comstock Series. 12Formerly known as Phoenix-Van Kampen Equity 500 Index Series. 13Formerly known as Rydex Variable Trust All-Cap Opportunity Fund. On or about May 25, 2010, name will change to Rydex|SGI VT U.S. Long Short Momentum Fund. 14Formerly known as Sentinel Variable Products Mid Cap Growth Fund. 15Name of fund anticipated to change, to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.

See Appendix A for additional information.

The contract is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The contract may go down in value. Replacing any existing contract with this contract may not be to your advantage. You should carefully compare this contract with your existing one and you must also determine if the replacement will result in any tax liability.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Purchasing a variable annuity within a qualified plan or Individual Retirement Account/Annuity (IRA) does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans or IRAs because of the tax-deferral feature alone, but rather when other benefits, such as lifetime income payments and death benefit protection support the recommendation.

This prospectus provides information that you should know before investing. Keep this prospectus for future reference. A Statement of Additional Information (“SAI”) dated April 30, 2010 is incorporated by reference and has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below. A table of contents of the SAI is available on the last page of this prospectus. If you have any questions, please contact:
PHL Variable Insurance Company Annuity Operations Division PO Box 8027 Boston, MA 02266-8027	Tel. 800/541-0171
2

Glossary of Special Terms

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms marked by italics when they first appear are described below.

Account Value:The value of all assets held in the Separate Account.

Accumulation Unit:A standard of measurement for each investment option used to determine the value of a contract and the interest in the investment options prior to the start of annuity payments.

Accumulation Unit Value:The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

Annuitant(s)/Joint Annuitant: There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date the annuitants may be changed. However, there may be tax consequences.

Annuity Payment Option:The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See “Annuity Payment Options.”

Annuity Unit:A standard of measurement used in determining the amount of each periodic payment under the variable payment Annuity Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Annuity Unit Value:On the first valuation date selected by us, we set all annuity unit values in each investment option of the Separate Account at $1.00. The annuity unit value on any subsequent valuation date is equal to the annuity unit value of the investment option on the immediately preceding valuation date multiplied by the net investment factor for that investment option for the valuation period divided by 1.00 plus the rate of interest for the number of days in the valuation period based on the assumed investment rate.

Claim Date:The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.

Contract Date: The date that the initial premium payment is invested under a contract.

Contract Owner (owner, you, your):Usually, the person or entity to whom we issue the contract.

Contract Value:Prior to the Maturity Date, the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all Accumulation Units held in the investment options of the Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, less any Loan Debt.

Death Benefit Options:The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there are more than one owner, on the earliest death of any of the owners.

Fixed Payment Annuity: An annuity payment option providing payments with a fixed dollar amount after the first payment is made.

Inherited/Stretch Annuity: A post-death distribution option that provides an extended payout option for the beneficiary of a deceased Owner’s Contract.

MVA:An account that pays interest at a guaranteed rate if amounts allocated to the account are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period we will make a market adjustment to the value of that account. Assets allocated to the MVA are not part of the assets allocated to the Separate Account or the general account of PHL Variable but are held in the Market Value Interest Adjusted Account established by PHL Variable. The MVA is described in a separate prospectus.

Maturity Date: The date elected by the owner as to when annuity payments will begin. Unless we agree otherwise, or as required by applicable law, the maturity date will not be any earlier than the fifth contract anniversary and no later than the younger annuitant’s 95th birthday or ten years from the contract date. The election is subject to certain conditions described in “The Annuity Period.” If there is more than one annuitant, the younger annuitant’s age will be used to determine that maturity date.

Minimum Initial Payment: The amount that you pay when you purchase a contract. We require minimum initial payments of:

Non-qualified plans—$25,000 IRA/Qualified plans—$3,500

Net Asset Value: Net asset value of a Series’ shares is computed by dividing the value of the net assets of the Series by the total number of Series’ outstanding shares.

Spouse:Federal law defines “spouse” under the Defense of Marriage Act (DOMA), as a man or a woman legally joined. Neither individuals married under State or foreign laws that permit a marriage between two men or two women nor individuals participating in a civil union or other like status are spouses for any federal purposes, including provisions of the Internal Revenue Code relevant to this Contract.

Valuation Date:A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

PHL Variable (our, us, we, company):PHL Variable Insurance Company.

Summary of Expenses

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. There are no additional fees, other than the contract fees set forth below, charged at the time you purchase this contract.

This table describes the fees and expenses that you will pay upon surrender of the contract or when you transfer contract value between investment options. State premium taxes ranging from 0.00% to 3.50%, depending on the state, may also be deducted.

When you purchase your contract, you will need to elect a Surrender Charge Schedule. The 5-Year Surrender Charge Schedule is an Optional Benefit and if you elect it, you will be charged the premium-based fee listed in the Optional Benefit Fees table (in addition to being subject to the 5-Year Surrender Charge Schedule).

CONTRACT OWNER TRANSACTION EXPENSES
7-Year Surrender Charge Schedule (as a percentage of amount surrendered):
Age of Premium Payment in Complete Years 0	7%
Age of Premium Payment in Complete Years 1	6%
Age of Premium Payment in Complete Years 2	5%
Age of Premium Payment in Complete Years 3	4%
Age of Premium Payment in Complete Years 4	3%
Age of Premium Payment in Complete Years 5	2%
Age of Premium Payment in Complete Years 6	1%
Age of Premium Payment thereafter	None
Optional 5-Year Surrender Charge Schedule (as a percentage of amount surrendered):
Age of Premium Payment in Complete Years 0	7%
Age of Premium Payment in Complete Years 1	6%
Age of Premium Payment in Complete Years 2	5%
Age of Premium Payment in Complete Years 3	4%
Age of Premium Payment in Complete Years 4	3%
Age of Premium Payment thereafter	None
Transfer Charge[1]
Current	None
Maximum	$20

[1]	We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See “Transfer Charge.”

This table describes the fees and expenses that you will pay during the time you own the contract, not including annual fund fees and expenses.

ANNUAL ADMINISTRATIVE CHARGE
Current	$35
Maximum[2]	$35
MAXIMUM ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average Account Value)
Death Benefit Option 1 – Return of Premium
Mortality and Expense Risk Fee	1.125%
Daily Administrative Fee	.125%
Total Annual Separate Account Expenses	1.250%
Death Benefit Option 2 – Annual Step-Up
Mortality and Expense Risk Fee	1.375%
Daily Administrative Fee	.125%
Total Annual Separate Account Expenses	1.500%
Death Benefit Option 3 – Earnings Enhancement Benefit
Mortality and Expense Risk Fee	1.375%
Daily Administrative Fee	.125%
Total Annual Separate Account Expenses	1.500%
Death Benefit Option 4 – Greater of Annual Step-Up or Annual Roll-Up
Mortality and Expense Risk Fee	1.625%
Daily Administrative Fee	.125%
Total Annual Separate Account Expenses	1.750%

[2]	This charge is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options. See “Deductions and Charges.”

Optional Benefit Fees

This table describes the current and maximum 5-year surrender charge fee percentage and the maximum other fees and expenses that you will pay periodically during the time that you own the contract if you elect an optional benefit (excluding annual fund fees and expenses). These fees are charged in addition to the applicable charges shown in the preceding table in this Summary of Expenses.

5-YEAR SURRENDER CHARGE FEE PERCENTAGE*
Current	0.25%
Maximum	1.00%

For an additional fee, a 5-Year Surrender Charge option can be elected in lieu of the 7-Year schedule, if you elect any of the Optional Guaranteed Benefits.

*	The 5-Year Surrender Charge Fee Percentage will be deducted annually on the contract anniversary only if you elected the 5-Year Surrender Charge Schedule. The fee percentage is locked in at the time you elect the benefit. See “Optional Benefits.”

Only one of the following Optional Benefits can be elected. Consult with your financial advisor as to which Optional Benefit may fit your particular needs. If you select any optional benefit other than the Phoenix Income Protector, you must allocate all premium and contract value to an approved asset allocation program.

GUARANTEED MINIMUM ACCUMULATION BENEFIT (“GMAB”) FEE[1] PHOENIX PRINCIPAL PROTECTOR
(as a percentage of the greater of the Guaranteed Amount4 or Contract Value)
Maximum	1.00%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB) FEE[2] PHOENIX INCOME PROTECTOR (Not available beginning March 9, 2009)
(as a percentage of the greater of the Guaranteed Annuitization Value or Contract Value)
Maximum	1.00%
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER FEE[4,5] PHOENIX FLEXIBLE WITHDRAWAL PROTECTORSM Available August 18, 2008 subject to state approval Fees effective March 9, 2009
Fees are expressed as a percentage of the greater of the Benefit Base[6] and Contract Value
	Single Life Option	Spousal Life Option
Maximum fee without Extended Care Enhancement	2.50%	2.50%
Maximum additional fee to add Extended Care Enhancement	0.50%	0.50%
GUARANTEED MINIMUM WITHDRAWAL BENEFIT 2007 (GMWB 2007) FEE[3] Prior to availability of Phoenix Flexible Withdrawal Protector in your applicable state
(as a percentage of the Greater of the Benefit Base6 and Contract Value)
	Single Life Option	Spousal Life Option
Maximum	1.50%	1.50%
GMWB Fee Version I Prior to January 16, 2007[3]
(as a percentage of the greater of the Benefit Amount[4] and Contract Value)
GMWB 5 – 5% Withdrawal Limit		Lifetime GMWB – 5% Withdrawal Limit
Maximum	1.00%	Maximum	1.00%
GMWB 7 – 7% Withdrawal Limit		Lifetime GMWB for 2 – Spousal Continuation – 5% Withdrawal Limit
Maximum	1.00%	Maximum	1.00%
FLEXIBLE COMBINATION BENEFIT (GMAB/GMWB) RIDER FEE[4,5] PHOENIX RETIREMENT PROTECTORSM Available August 18, 2008 subject to state approval Fees effective March 9, 2009
Fees are expressed as a percentage of the greatest of the GMWB Benefit Base[6], GMAB Benefit Base[6] and Contract Value
	Single Life Option	Spousal Life Option
Maximum fee without optional Guaranteed Minimum Death Benefit	2.75%	2.75%
Maximum additional fee to add optional Guaranteed Minimum Death Benefit	0.50%	0.50%

[1]	The Phoenix Principal Protector fee is deducted annually on the contract anniversary, only if the benefit is selected. The current fee percentage is locked in at the time you elect the benefit. See “Optional Benefits” and “Important Information on Current Fees for Optional Benefit Riders.”
[2]	The Phoenix Income Protector fee is deducted annually on the contract anniversary only if the benefit is selected. The current fee percentage is locked in at the time you elect the benefit. See “Optional Benefits” and “Important Information on Current Fees for Optional Benefit Riders.”
[3]	The Guaranteed Minimum Withdrawal Benefit 2007 fee is deducted annually on the contract anniversary only if the benefit is elected. The fee will vary depending on which Version and option within a Version you elected. After January 15, 2007 and before Phoenix Flexible Withdrawal Protector became available in your applicable state only GMWB 2007 was available. For GMWB 2007, the then current fee applied at the time you elected the benefit. The fee percentage may be subject to increases after election, but will not exceed the maximum charge shown above. For Version I the current fee percentage was locked in at the time you elected the benefit. The fee charged at the time you elect the Optional Reset may be higher or lower than when you first elected Version I. The fee, however, will not exceed the maximum charge shown above. See “Optional Benefits” and “Important Information on Current Fees for Optional Benefit Riders.”
[4]	See “Important Information on Current Fees for Optional Benefit Riders” for information on current fees. We may change the current fees. If your Benefit Base “steps-up” as provided by the rider, the current fee in effect at the time of the step-up will be applicable to your contract. See “Optional Benefits”, “Phoenix Flexible Withdrawal Protector”, and “Phoenix Retirement Protector” for descriptions of the rider-specific step-up features, the impact of a step-up on your rider fee, and how you may decline an automatic step-up.
[5]	The maximum fee shown in this table is the highest fee for this rider. A different fee applies to various asset allocation options. If you choose this rider, you must allocate all premium and contract value to an approved asset allocation program. If you transfer from one asset allocation program or option to another during a rider year, the fee percentage you will pay for the rider will be the highest applicable rider fee associated with the various asset allocation programs in which your contract value was invested during that rider year. The rider fee is deducted on each contract anniversary when the rider is in effect for your contract and is generally deducted on a pro rata basis from each investment option and, if allocation to the GIA and MVA is then permitted, the GIA and the MVA in which the contract has value. Upon contract surrender or rider termination, we will deduct a portion of the annual rider fee for the portion of the contract year elapsed from the surrender proceeds or the contract value, respectively.
[6]	The Benefit Base for Phoenix Flexible Withdrawal Protector and GMWB 2007, and the GMAB Benefit Base and the GMWB Benefit Base under the Phoenix Retirement Protector rider are amounts we calculate solely to determine the value of the benefit(s) provided by the rider and unlike the Contract Value, are not available for withdrawals or surrenders. These amounts are affected by various factors including withdrawals and premium payments. See the description of these riders in “Optional Benefits” for information about how each Benefit Base is calculated and used.

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2009, charged by the funds that you may pay indirectly during the time that you own the contract. This table does not reflect any fees that may be imposed by the funds for short-term trading. Also, the Phoenix Dynamic Asset Allocation Series are series of a fund of funds. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.34%	2.47%
Net Annual Fund Operating Expenses[1]	0.34%	2.23%
[1]	Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2011. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

EXPENSE EXAMPLES

These examples will help you compare the cost of investing in the contract if you elect the 5-Year Surrender Charge Schedule and the Phoenix Retirement Protector Rider with the optional Guaranteed Minimum Death Benefit at a maximum fee of 3.25%. These examples reflect the maximum charges under the contract and assume that optional benefit charges are assessed as a percentage of Contract Value.

If you surrender your contract prior to the Maturity Date, or after the Maturity Date under Variable Annuity Payment Options K or L, your maximum costs would be:

Death Benefit Option 1

1 Year	3 Years	5 Years	10 Years
$1,309	$2,458	$3,568 (surrender) $3,324 (annuitize)	$6,331

Death Benefit Option 2

1 Year	3 Years	5 Years	10 Years
$1,332	$2,520	$3,663 (surrender) $3,422 (annuitize)	$6,477

Death Benefit Option 3

1 Year	3 Years	5 Years	10 Years
$1,332	$2,520	$3,663 (surrender) $3,422 (annuitize)	$6,477

Death Benefit Option 4

1 Year	3 Years	5 Years	10 Years
$1,354	$2,581	$3,756 (surrender) $3,518 (annuitize)	$6,619

If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

Death Benefit Option 1

1 Year	3 Years	5 Years	10 Years
$692	$2,034	$3,324	$6,331

Death Benefit Option 2

1 Year	3 Years	5 Years	10 Years
$716	$2,099	$3,422	$6,477

Death Benefit Option 3

1 Year	3 Years	5 Years	10 Years
$716	$2,099	$3,422	$6,477

Death Benefit Option 4

1 Year	3 Years	5 Years	10 Years
$739	$2,164	$3,518	$6,619

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, maximum annual administrative charges, maximum transfer charges, maximum contract fees, maximum rider and benefit fees, separate account annual expenses and the maximum annual fund operating expenses that were charged for the year ended 12/31/09.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of the funds and that you have allocated all of your contract value to the fund with the maximum fees and expenses. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table above.

Contract Summary

This prospectus contains information about all the material rights and features of the annuity contract that you should understand before investing. This summary describes the general provisions of the annuity contract.

Overview

This contract is designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans and IRAs should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan or IRA and should not consider the contract for its tax treatment, but for its investment and annuity benefits. For more information, see “Purchase of Contracts.”

The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds. The owner assumes the risk of gain or loss according to the performance of the underlying funds. Investments in the GIA or MVA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the contract value will equal or exceed payments made under the contract at maturity date. For more information, see “The Variable Investment Options,” “GIA,” and “MVA.”

You select a death benefit option suitable to your financial objectives. The Death Benefit Options differ in the manner in which the death benefit and the amount of the mortality and expense risk fee are calculated. Age restrictions may apply to each death benefit option. For more information, see “The Accumulation Period—Payment Upon Death Before the Maturity Date” and “Taxation of Annuities in General—Nonqualified Plans” and “Taxation of Annuities in General—Qualified Plans.”

Although investment performance is not guaranteed in a variable annuity, each Optional Living Benefit rider available with this annuity provides a type of guarantee but only if you meet certain conditions. You should read the section entitled “Optional Benefits” carefully if you think you may be interested in one of the Optional Benefit riders. When choosing any Optional Living Benefit rider for your annuity, it is important to understand if your long-term need for a guarantee pertains to accumulation, income, future withdrawals, or a combination thereof to ensure the Optional Living Benefit you choose suits your financial long term needs. You should know that all guarantees are based on the claims paying ability of the issuing company. When purchasing any annuity with a guaranteed benefit, you should not only consider the additional costs of the living benefit but compare the total cost of the annuity to determine if the annuity suits your needs.

Optional Guaranteed Benefits

You may elect one of the following optional benefits with the contract:

a Guaranteed Minimum Accumulation Benefit (GMAB) (called Phoenix Principal Protector), a Guaranteed Minimum Income Benefit (GMIB) (called Phoenix Income Protector. The Phoenix Income Protector is not available beginning March 9, 2009), a Guaranteed Minimum Withdrawal Benefit (GMWB) (called Phoenix Flexible Withdrawal ProtectorSM) plus, for an additional fee, an optional Extended Care Enhancement, or

We call these benefits “Optional Guaranteed Benefits”. These benefits are provided by rider and have separate fees. The guarantees provided by the Optional Benefits in excess of your Contract Value are based on the claims-paying ability of PHL Variable. If you elect an Optional Guaranteed Benefit, you must allocate all premium and contract value to an asset allocation program approved by us for use with these riders (except when you elect Phoenix Income Protector). Taking contract withdrawals during the effective dates of these riders may reduce their benefits. For more information, see “Deductions and Charges”, “Additional Programs” and “Optional Benefits”.

Suitability

Annuities are designed for long-term financial planning and are not designed for short-term investment strategies. Make sure you understand all the options for payment and how long you must wait before annuity payments begin. While an annuity offers the potential for appreciation, fees, charges, and poor investment performance can negatively affect the value of your annuity. You bear the investment risk, whether a gain or loss, for any contract value allocated to the Separate Account.

Annuities do not provide any additional tax deferred advantages when they fund a qualified plan, or an IRA. If your only or main investment objective for your qualified plan or IRA is tax deferral, an annuity product may be more expensive than other products providing tax deferred benefits.

Replacements

Replacing your existing variable annuity contract(s) with this contract may not be to your advantage. Talk with your registered representative before you replace any existing contract. Carefully compare the risks, charges, and benefits of your existing contract to this contract to determine if a replacement benefits you. Replacing your contract could result in adverse tax consequences. Consult with your tax professional. Once you have replaced your contract, you generally cannot reinstate it unless state law requires the insurer to do so, even if you choose not to accept your new contract during your “free look” period.

Conflicts of Interest

Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies. The amount of compensation payable to them may vary significantly. Compensation paid to a broker-dealer or registered representative also varies between products issued by the same insurance company. This includes additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation. As a result, you may potentially be sold a product that does not best suit your needs. Talk to your registered representative about potential conflicts of interest created by varying compensation plans. More information about the types of compensation arrangements we offer is contained in the “Sales of Variable Accumulation Contracts” section of this prospectus.

Investment Features

Flexible Premium Payments

You may make premium payments anytime prior to the maturity date. You can vary the amount and frequency of your premium payments. Other than the Minimum Initial Payment, there are no required premium payments.

Minimum Premium Payment

Generally, the Minimum Initial Payment is $3,500 for a qualified plan and $25,000 for nonqualified plans. For more information, see “Purchase of Contracts.”

Allocation of Premiums and Contract Value

Premium payments are invested in one or more of the investment options, GIA and the MVA. Each investment option invests directly in a mutual fund. GIA is not available in Massachusetts. The MVA is not available for investment after the Maturity Date. Each investment option invests directly in a professionally managed fund. Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. For more information, refer to “GIA,” “Internet, Interactive Voice Response and Telephone Transfers,” and “Market Timing and Other Disruptive Trading.” Transfers between the investment options and from the investment options into the MVA are subject to disruptive trading and market timing restrictions. For more information, see “Market Timing and Other Disruptive Trading.” Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. For more information see “MVA” and the MVA prospectus. The contract value allocated to the investment options varies with the investment performance of the funds and is not guaranteed. The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulated at rates we set. Subject to state insurance department approval, the Minimum Guaranteed Interest Rate will equal the statutory required minimum interest rate under applicable state insurance law where the contract is delivered (generally between 1% and 3%). Payments and transfers to the GIA are subject to a maximum GIA percentage. The maximum GIA percentage is the maximum amount of a premium payment or total contract value that can be allocated to the GIA. The maximum amount is expressed as a percentage and that percentage will never be less than 5%. You may participate in one of the asset allocation programs we offer. Participation in a program is optional, unless you elect an Optional Guaranteed Benefit (other than Phoenix Income Protector). If you elect an Optional Guaranteed Benefit (other than Phoenix Income Protector) you must allocate all premium payments and Contract Value to one of the programs approved for use with those benefits. We may offer other programs in the future however, whether those programs will be made available to both current and prospective contract owners will be determined at the sole discretion of the Company. For more information about the programs, refer to “Asset Allocation and Strategic Programs” below.

Withdrawals

You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge, market value adjustment and premium tax. Each year you may withdraw part of your Contract Value free of any surrender charges. In the first contract year, you may withdraw up to 10% of the Contract Value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the Contract Value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your Contract Value as of the last contract anniversary. For more information, see “Deductions and Charges—Surrender Charges.” Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contract Owner is under age 59½. For more information, see “Federal Income Taxes.” Withdrawals may negatively impact guarantees provided by certain Optional Living Benefit riders if certain conditions are not met. Please see the section entitled “Optional Benefits” for further details.

Deductions and Charges

From the Contract Value

Annual Administrative Charge—maximum of $35 each year. For more information, see “Deductions and Charges.” Guaranteed Minimum Accumulation Benefit (Phoenix Principal Protector) fee—the current fee percentage shown on your rider specifications page multiplied by the greater of the guaranteed amount and the contract value on the date the fee is deducted. For more information, see “Deductions and Charges” and “Important Information on Current Fees for Optional Benefit Riders” below. Guaranteed Minimum Income Benefit Rider (Phoenix Income Protector) fee—the current fee percentage shown on your rider specifications page multiplied by the greater of the guaranteed annuitization value and the contract value on the date the fee is deducted. For more information, see “Deductions and Charges” and “Important Information on Current Fees for Optional Benefit Riders” below. Guaranteed Minimum Withdrawal Benefit (Phoenix Flexible Withdrawal Protector) fee—the fee equals a stated percentage multiplied by the greater of the Benefit Base and the Contract Value. The fee for this rider depends on whether you choose the single life option or the joint life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. Additionally, if you choose the Extended Care Enhancement for your rider (not available after contract issue date), we assess a charge for that feature. The maximum fees are shown in the table of “Optional Benefit Fees”. The fee for your rider may change if you change asset allocation models or if you do not decline an automatic step-up provided by the rider. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. For more information see “Important Information on Current Fees for Optional Benefit Riders.” See “Optional Benefits” for additional information about the impact of an automatic step-up on your rider and your ability to decline a step-up. GMWB 2007 fee. The fee percentage varies depending upon when you elected the Benefit and which Version, and option within a version you elected.

For GMWB 2007 (issued on or after January 16, 2007 and prior to the availability of Phoenix Flexible Withdrawal Protector in your applicable state), the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date that the fee is deducted. The maximum fee percentages are shown in the table of “Optional Benefit Fees.”

We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage shown in the table of “Optional Benefit Fees.” For more information see “Important Information on Current Fees for Optional Benefit Riders.”

Version I (issued prior to January 16, 2007)—the fee percentage will vary depending on which one of the four available GMWB versions you elected. The fee is equal to a stated percentage multiplied by the greater of Benefit Amount and Contract Value on the date the fee is deducted. The maximum fee percentages are shown in the table of “Optional Benefit Fees.”

For more information, see “Deductions and Charges” and “Important Information on Current Fees for Optional Benefit Riders.” below.

Combination Guaranteed Minimum Accumulation Benefit/Guaranteed Minimum Withdrawal Benefit (Phoenix Retirement Protector) fee—the fee equals a stated percentage multiplied by the greatest of the GMWB Benefit Base, the GMAB Benefit Base, and the Contract Value. The fee for this rider depends on whether you choose the single life option or the joint life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. Additionally, if you choose the Guaranteed Minimum Death Benefit option (not available after contract issue date) for your rider, we assess a charge for that feature. The maximum fees are shown in the table of “Optional Benefit Fees”. The fee for your rider may change if you change asset allocation models. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of an automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base as provided by the rider. For more information see “Important Information on Current Fees for Optional Benefit Riders.” See “Optional Benefits” for additional information about the impact of an automatic or elective step-up on your rider and your ability to decline an automatic step-up. Market Value Adjustment—any withdrawal from the MVA is subject to a market value adjustment and is taken from the withdrawal amount. For more information, see “MVA.” Surrender Charges—may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time. If we impose a surrender charge, it is deducted from amounts withdrawn. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts.

Two surrender charge schedules are available. There is no additional fee applicable to the 7-Year Surrender Charge Schedule.

7-Year Surrender Charge Schedule:

Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Premium Payment in Complete Years	0	1	2	3	4	5	6	7+

If, however, you elect the optional 5-Year Surrender Charge Schedule, you will be charged a fee. Currently, the fee is 0.25% of each premium payment for five contract anniversaries following each payment. The fee will not exceed the maximum percentage of 1.0%.

5-Year Surrender Charge Schedule:

Percent	7%	6%	5%	4%	3%	0%
Age of Premium Payment in Complete Years	0	1	2	3	4	5+

No surrender charges are taken upon the death of the owner. A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited.

For more information, see “Deductions and Charges” below.

Taxes—taken from the contract value upon premium payments or commencement of annuity payments.
  PHL Variable will reimburse itself for such taxes upon the remittance to the applicable state. For more information, see “Tax” and Appendix B.
Transfer Charge—currently, there is no transfer charge, however, we reserve the right to charge up to $20 per transfer after the first 12 transfers each contract year. For more information, see “Deductions and Charges.”

From the Separate Account

Daily administrative fee—currently 0.125% annually. For more information, see “Deductions and Charges.” Mortality and expense risk fee—varies based on the benefit option selected. For more information, see “Deductions and Charges.”

Other Charges or Deductions

In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.

Death Benefit

The death benefit is calculated differently under each Death Benefit Option and the amount varies based on the Option selected.

Death Benefit Options

The contract offers four Death Benefit Options. At purchase, you select a death benefit option that best meets your financial needs. Each death benefit option varies in the method of death benefit calculation, the amount of the mortality and expense risk fee. Age restrictions apply to certain Death Benefit Options.

For more information, see “The Accumulation Period—Payment Upon Death Before Maturity Date.”

Additional Information

Free Look Period

We may mail the contract to you or we may deliver it to you in person. You may return a contract for any reason within ten days after you receive it and receive in cash the adjusted Contract Value less any charges. (A longer Free Look Period may be required by your state.) If a portion or all of your initial premium payment has been allocated to the GIA, we also will refund any earned interest. However, if applicable state or federal law requires a return of premium payments less any withdrawals, we will return the greater of premium payments less any withdrawals or the Contract Value less any applicable surrender charges.

Termination

If on any Valuation Date the total Contract Value equals zero, the contract will immediately terminate without value, unless you elected the Guaranteed Minimum Withdrawal Benefit rider and the Benefit Amount is greater than zero.

Financial Highlights

Financial highlights give the historical value for a single unit of each of the available investment options and the number of units outstanding at the end of each of the past ten years, or since the investment option began operations, if less. These tables are highlights only.

More information, including the Separate Account and Company financial statements, is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.

There are four different sets of financial highlight tables in this prospectus, please be sure you refer to the appropriate set for your contract. The tables are set forth in Appendix C.

Financial Statements

The financial statements of PHL Variable Accumulation Account as of December 31, 2009, and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com. In addition, the SAI is available on the SEC’s website at www.sec.gov. The financial statements of PHL Variable Insurance Company included herein should be considered only as bearing upon the ability of PHL Variable Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or the Guaranteed Interest Account’s rates that we credit during a guarantee period.

Performance History

We may include the performance history of the investment options in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one, five and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option. Standardized average annual total return is measured by comparing the value of a hypothetical $1,000 investment in the investment option at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at Net Asset Value and the deduction of all applicable contract charges except for taxes (which may vary by state). The Variable Accumulation Annuity

The individual deferred variable accumulation annuity contract (the “contract”) issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA or MVA is selected, it is the owner under a contract who bears the risk of investment gain or loss rather than PHL Variable. To the extent that payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the investment options. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Separate Account and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case the amounts held under a contract will be transferred to the General Account of PHL Variable and PHL Variable will guarantee specified monthly annuity payments.

PHL Variable and the Separate Account

We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981 (“PHL Variable”). We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers. Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06102-5056.

PHL Variable is a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix”) through its holding company, PM Holdings, Inc. Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”), which is a manufacturer of insurance, annuity and asset management products.

On December 7, 1994, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the contract value that you contribute and allocate to the Separate Account. You may also make contributions to the MVA. The MVA is a non-unitized separate account established pursuant to Connecticut insurance law. For more complete information see the “MVA” section below. Under Connecticut law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available. We reserve the right to add, remove, modify, or substitute any investment option in the Separate Account.

Obligations under the contracts are obligations of PHL Variable Insurance Company. You may make contributions to the GIA which is supported by the assets in PHL Variable’s general account and such contributions are not invested in the Separate Account. The GIA is part of the general account of PHL Variable (the “General Account”). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “GIA” section below.

Contract Guarantees

Any guarantee under the contract, such as interest credited to the GIA , MVA, or any guarantee provided by a rider to your variable annuity are paid from our general account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.

Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix’s financial strength, including information on our General Account portfolio of investments, may be found on our website located under “About Us”/“Financial Strength” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2009 and any applicable amendments, may also be found on our website, www.phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling our Annuity Operations Division. The Variable Investment Options

You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a “private label” product), the Company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant contract owner assets.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting our Annuity Operations Division at the address or telephone number provided on the first page of this prospectus.

Administrative, Marketing and Support Service Fees

The Company and the principal underwriter for the Contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the Contracts for providing certain administrative, marketing, or other support services to the underlying funds.

Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the Contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the Company. The Phoenix Edge Series Fund pays a flat fee to Phoenix Life Insurance Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. The flat fee rates may be as much as $1.6 million. A portion of these payments may come from revenue derived from the distribution and/or service fees (12b-1 fees) that are paid by an underlying fund out of its assets as party of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include but are not limited to soliciting applications for Variable Contracts issued by the Company, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

For additional information concerning the available investment options, please see Appendix A.

GIA

Note: Currently, if you have the Phoenix Principal Protector, GMWB, Phoenix Flexible Withdrawal Protector, or Phoenix Retirement Protector in effect for your contract, you cannot transfer Contract Value or allocate premiums to the GIA. All of your premium and contract value must be allocated to an asset allocation program approved by us. We may remove this restriction at any time in the future, e.g. while you participate in an Enhanced Dollar Cost Averaging Program.

In addition to the Separate Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing deposits.

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

Prior to the Maturity Date you may make transfers into or out of the GIA subject to the GIA restrictions described in this section. In general, you may make only one transfer per year out of the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Contract Value in the GIA as of the date of the transfer. Also, the Contract Value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

Year One:	25% of the total value
Year Two:	33% of remaining value
Year Three:	50% of remaining value
Year Four:	100% of remaining value

We are temporarily waiving these restrictions for transfers out of the GIA to the MVA beginning May 1, 2009. You should know that special charges associated with withdrawals and surrenders apply to the MVA, so you should carefully read the section entitled “MVA” of this prospectus as well as the MVA prospectus for more complete information. We reserve the right to reinstate the transfer restrictions from the GIA to the MVA at any time without advance notice to you.

Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA Restrictions

Contracts are subject to a Maximum GIA Percentage provision that restricts investments in the GIA. The Maximum GIA Percentage will never be less than 5%. No more than the Maximum GIA Percentage of each premium payment may be allocated to the GIA. We will not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of Contract Value. If you elect the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit, you may not allocate premiums or transfer values to the GIA. These restrictions as well as the availability of the GIA are subject to state insurance department approval. GIA is not available in Massachusetts.

MVA

The MVA is an account that pays interest at a guaranteed rate if amounts allocated to the MVA are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an Annuity Payment Option before the end of the guarantee period, a market value adjustment will be made. The MVA is available only during the accumulation phase of your contract. If you elect any Optional Guaranteed Benefit (other than the Phoenix Income Protector) you may not allocate premiums or transfer values to the MVA.

The MVA option currently offers different guarantee periods, which provide you with the ability to earn interest at different guaranteed rates on all or part of your Contract Value. Each allocation has its own guaranteed rate and expiration date. Because we change guaranteed rates periodically, amounts allocated to a guarantee period at different times will have different guaranteed rates and expiration dates. The applicable guaranteed rate, however, does not change during the guarantee period. We will notify you of the expiration of the guarantee period and of your available options within 30 days of the expiration date. You will have 15 days before and 15 days following the expiration date (“window period”) to notify us of your election. During this window period, any withdrawals or transfers from the MVA will not be subject to a market value adjustment. Unless you elect to transfer funds to a different guarantee period, to the investment options of the Separate Account, to the GIA or elect to withdraw funds, we will begin another guarantee period of the same duration as the one just ended and credit interest at the current rate for that new guarantee period. If you choose a guarantee period that is no longer available or if your original guarantee period is no longer available, we will use the guarantee period with the next longest duration.

We reserve the right, at any time, to discontinue guarantee periods or to offer guarantee periods that differ from those available at the time your contract was issued. Since guarantee periods may change, please contact us to determine the current guarantee periods being offered.

Any withdrawal from the MVA will be subject to a market value adjustment unless the effective date of the withdrawal is within the window period. The market value adjustment will be applied to the amount being withdrawn after the deduction of any applicable administrative charge and before the deduction of any applicable contingent deferred sales charges (surrender charges). The market value adjustment can be positive or negative. The amount being withdrawn after application of the market value adjustment can be greater than or less than the amount withdrawn before the application of the market value adjustment.

A market value adjustment will not be applied upon the payment of the death benefit.

The market value adjustment will reflect the relationship between the current rate (defined below) for the amount being withdrawn and the guaranteed rate. It is also reflective of the time remaining in the applicable guarantee period. Generally, if the guaranteed rate is equal to or lower than the applicable current rate, the market value adjustment will result in a lower payment upon withdrawal. Conversely, if the guaranteed rate is higher than the applicable current rate, the market value adjustment will produce a higher payment upon withdrawal. Assets allocated to the MVA are not part of the assets allocated to the Separate Account or to PHL Variable’s general account. The availability of the MVA is subject to state approval. The MVA is more fully described in a separate prospectus that should be read carefully before investing.

Deductions and Charges

5-Year Surrender Charge Fee

If you elect the 5-Year Surrender Charge Schedule, we will deduct a fee for five contract anniversaries following each premium payment. The fee is calculated by applying the fee percentage to each premium payment. If multiple premium payments are submitted in any one year, these will be added together and the fee applied to the total. The fee is deducted in arrears on each contract anniversary date and upon full surrender of the contract. If you surrender your contract on any other date than the contract anniversary, the fee will be deducted proportionately based on the number of months completed during the contract year.

The current fee percentage is locked in at the time you elect this benefit. Currently the fee percentage is equal to 0.250%. However, we reserve the right to charge up to 1.000%.

Annual Administrative Charge

We deduct an annual administrative charge from the Contract Value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

The maximum and current annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the investment options, GIA or MVA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. The administrative charge will not be deducted (either annually or upon withdrawal) if your Contract Value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the Maturity Date will be deducted from each annuity payment in equal amounts.

Daily Administrative Fee

We make a daily deduction from the Contract Value to cover the costs of administration. This current fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described above. (This fee is not deducted from the GIA or MVA).

Market Value Adjustment

Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.

Important Information on Current Fees For Optional Benefit Riders

Phoenix Principal Protector Fee

You should assume that the guaranteed maximum fee percentage disclosed in this prospectus for the above referenced Optional Benefits will be charged unless we notify you that we will be charging a lower fee percentage or “fee.” If we choose to offer a fee that is lower than the maximum guaranteed fee percentages described in the “Optional Benefit Fee Table,” we will provide that fee to you in writing on a form satisfactory to us. If you accept the fee by signing the form, and the rest of your application is in good order, we will issue your rider and the fee reflected on that form will apply to your rider. The fee will also be reflected on the rider specification pages of your rider. While we do not have the right to change your fee once you purchase the rider, we do reserve the right to increase or decrease the fee for new purchasers, provided that we do not exceed the maximum fee percentage shown in the “Optional Benefit Fee Table.”

Phoenix Income Protector Fee

This rider is no longer offered for sale. Your current fee percentage or “fee” was locked in at the time you purchased the rider. The current fee applied to your rider is the fee displayed on the rider specification pages of your rider. While we do not have the right to change your fee once you have purchased the rider, we reserved the right to increase or decrease the fee for new purchasers, provided that we did not exceed the maximum fee percentage shown in the “Optional Benefit Fee Table.”

GMWB Version I Fee (Offered Prior to January 16, 2007)

This rider is no longer offered for sale. Your current fee percentage or “fee” was locked in at the time you purchased the rider. The fee percentage is displayed on the rider specifications pages of your rider. Unless you exercise the Optional Reset provision as described in your rider, we do not have the right to change your fee once you have purchased the rider. When you exercise the Optional Reset feature, you terminate your existing rider and purchase a new rider. To the extent an Optional Reset election is made, you will be charged the then current fee for the new rider which you purchase. Currently, only the Phoenix Flexible Withdrawal Protector rider is available for an Optional Reset. We reserved the right to increase or decrease that fee for new purchasers, including those who exercise the Optional Reset provision as described by their riders. In no case did we exceed the maximum fee percentage shown in the “Optional Benefit Fee Table” for this rider, or in the case of an Optional Reset, in no case did we exceed the maximum fee percentage for the new rider that was purchased To determine whether or not we are offering a fee lower than the guaranteed maximum fee percentage for the Phoenix Withdrawal Protector, please call the Annuity Operations Division or visit our website at www.phoenixwm.com. Please see the section entitled, “Optional Reset” for more complete information on Optional Resets.

GMWB 2007 Fee

This rider is no longer offered for sale. Your current fee percentage or “fee” was set at the time you purchased the rider and is displayed on the rider specification pages of your rider. It cannot change unless your Benefit Base “steps-up” as provided by your rider. We will notify you of a new fee in writing 30 days prior to the effective date of the fee increase (your rider anniversary date.) If your rider is eligible to “step-up” it will do so automatically. This fee will not change again unless an automatic steps-up occurs again. Any new fee we may offer will never exceed the maximum guaranteed fee percentages as described in the “Optional Benefit Fee Table” of this prospectus. You may decline an automatic step-up to avoid future rate increases by notifying us at least seven days prior to your rider anniversary.

Phoenix Flexible Withdrawal Protector Fee and Phoenix Retirement Protector Fee

You should assume that the guaranteed maximum fee percentage disclosed in this prospectus for the above referenced Optional Benefits will be charged unless we notify you that we will be charging a lower fee percentage or “fee”. If we choose to offer a fee that is lower than the maximum guaranteed fee percentages described in the “Optional Benefit Fee Table,” we will notify you in two ways: Before your application is submitted, we will provide you with the applicable fees in writing as described below. Once the Contract is issued, we will notify you in writing prior to your eligibility of a “step-up” as provided by your rider because “step-ups” can increase your fees.

Because the fees for the above referenced riders vary by asset allocation program, there is a set of fees (one fee for each asset allocation program) that applies to your rider. If we choose to offer a set of fees that are lower than the maximum guaranteed fee percentages described in the “Optional Benefit Fee Table,” we will provide that set of fees on a form satisfactory to us. If you accept those fees by signing the form, and the rest of your application is in good order, we will issue your rider and the fee schedule reflected on that form will apply to your rider (“Initial Fee Schedule”). The fee for the asset allocation program in which you are first invested will be reflected on the rider specification pages of your rider. As stated previously, these fee percentages vary by asset allocation program. It is important that you review the fees for each asset allocation program because if you transfer into a new asset allocation program with a higher fee, the fee percentage that you will pay for the rider will be the highest fee percentage associated with the various asset allocation programs in which your Contract Value was invested during that rider year. You may request a copy of the signed form by calling our Annuity Operations Division.

The fees in your Initial Fee Schedule can only increase if your Benefit Base “steps-up” automatically or if you elect a “step-up” as provided under the GMAB portion of the Phoenix Retirement Protector Rider. We will notify you in writing 30 days prior to your rider anniversary date, if the fee for the asset allocation program in which you are currently invested will be raised or lowered. We will also notify you in writing on your rider anniversary date of the new fee schedule for each asset allocation program to which you may transfer Contract Value. These fees will not change again unless an automatic step-up occurs again or unless you elect another step-up as provided under the GMAB portion of the Phoenix Retirement Protector Rider. Any new fee schedule that we may offer will never exceed the maximum guaranteed fee percentages as described in the “Optional Benefit Fee Table” of this prospectus. You may decline an automatic step-up under Phoenix Flexible Withdrawal Protector or the GMWB portion of the Phoenix Retirement Protector Rider to avoid future rate increases by notifying us at least seven days prior to your rider anniversary.

You may also find the current fee schedule, as well as previous fee schedules on our website, www.phoenixwm.com.

This document describes whether or not we are currently offering a fee schedule lower than the guaranteed maximum fee percentage shown in this prospectus and the effective date of those fees. If you have not purchased a Rider yet, you should know that this fee schedule may change on a monthly basis. However, if your Rider was issued within five business days of a fee schedule change, you will receive the fee schedule in effect as of the date of your application.

Guaranteed Minimum Accumulation Benefit (Phoenix Principal Protector) Fee

If the Phoenix Principal Protector rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary during the ten year term. If this benefit terminates on a contract anniversary prior to the end of the term for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this benefit terminates on any other day prior to the end of the term for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option bearing a pro rata share of such fee, based on the proportionate Contract Value of each investment option. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The current fee percentage is locked in at the time you elect this benefit. The fee is equal to the Rider Fee Percentage shown on your rider specifications page, multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted. (See the section “Important Information on Current Fees for Optional Benefit Riders” for more complete information.) However, we reserve the right to charge up to the maximum fee percentage shown in the table of “Optional Benefit Fees,” multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted.

If you elect the Phoenix Principal Protector, you will be unable to elect any other Optional Benefit.

Guaranteed Minimum Income Benefit Rider (Phoenix Income Protector) Fee

If the Phoenix Income Protector rider is part of your contract, we will deduct a fee. The fee is equal to the Rider Fee Percentage shown on your rider specifications page, multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date that the rider fee is deducted.

The maximum fee is the fee percentage shown in the table of “Optional Benefit Fees” multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date that the rider fee is deducted. The current fee percentage is locked in at the time you elect this benefit. (See the section “Important Information on Current Fees for Optional Benefit Riders” for more information.) The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire fee will be deducted. If this rider terminates on any other day, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total contract value with each investment option, GIA and MVA, if available, bearing a pro rata share of such fee based on the proportionate contract value of each investment option, GIA and MVA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

If you elect the Phoenix Income Protector, you will be unable to elect any other Optional Benefit.

Guaranteed Minimum Withdrawal Benefit (Phoenix Flexible Withdrawal Protector) Fee

If you have elected Phoenix Flexible Withdrawal Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted. We calculate and deduct the rider fee amount after any applicable roll-up and before any automatic step-up of the rider Benefit Base.

Sample calculation of the rider fee without the optional extended care enhancement

Assume that you have reached the end of first rider year, and that your rider fee percentage is 2.50%, your initial Benefit Base was $100,000, you made an additional premium payment of $10,000 during the first rider year and your Contract Value is $110,500. Also, assume that you made no withdrawals during the rider year and that you have not elected to opt-out of automatic step-ups.

The Benefit Base at the end of the first rider year is equal to the Benefit Base on the rider date ($100,000) plus the amount of the additional premium payment ($10,000) or $110,000.

Assume that your roll-up percentage is 6.5%. The roll-up amount is equal to 6.5% multiplied by the Benefit Base on the rider date ($100,000) plus the sum of all subsequent premium payments made during the first rider year or [6.5% * ($100,000 + $10,000)] = $7,150.

The Benefit Base after roll-up is the current Benefit Base ($110,000) compared to the following amount: the current Benefit Base ($110,000) plus the roll-up amount for the first rider year ($7,150). The Benefit Base after roll-up is therefore $117,150 ($110,000 + $7,150).

Your rider fee is $2,929 (2.50% of the greater of $110,500 and the $117,150). This rider fee is assessed against your Contract Value and your Contract Value becomes $107,571 ($110,500-$2,929).

The maximum fee percentage for Phoenix Flexible Withdrawal Protector and the maximum additional fee percentage to add the optional Extended Care Enhancement (not available after the contract issue date) are shown in the table of “Optional Benefit Fees.” The current fee percentage in effect at the time your Phoenix Flexible Withdrawal Protector rider is issued is shown on your rider specifications page and varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. In addition, it may change if your step-up your Benefit Base. See the section entitled “Important Information on Current Fees for Optional Benefit Riders” for more complete information. An additional current fee amount is charged if you add the Extended Care Enhancement. This fee is shown on your rider specifications page, does not vary based on single or spousal life option or the asset allocation program you select and is assessed along with and in the same manner as the fee for the Phoenix Flexible Withdrawal Protector without the Extended Care Enhancement. See the table of “Optional Benefit Fees” for details.

If you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest applicable rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. We may also increase your fee on the date of any automatic step-up to the Benefit Base for this rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base.

Sample calculation of the rider fee after transfer to an asset allocation program with a higher rider fee percentage

Assume that at the beginning of your rider year, the rider fee for the asset allocation program you chose was 0.85% and that, during the rider year you chose to reallocate all your Contract Value to another approved asset allocation program for which the rider fee was 1.05%.

At the end of this rider year, your rider fee percentage will be 1.05%. This rider fee percentage is applied to the greater of the Benefit Base and the Contract Value. If the Benefit Base was $100,000 and the Contract Value was $98,000, then the rider fee would be $1,050 (1.05% times $100,000).

In any case, the fee will not exceed the maximum percentage. See “Optional Benefits”, “Phoenix Flexible Withdrawal Protector” for additional information on the potential impact of the step-up feature on the rider fee and your ability to decline the step-up.

Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option and, if allocation to the GIA and MVA is then permitted, the GIA and MVA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire rider fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The prorated rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greater of the Benefit Base or the Contract Value on the date the rider terminates, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

Fees for GMWB 2007 and prior versions (available only if Phoenix Retirement Protector is not available in your applicable state)

If GMWB 2007 or an earlier version of the rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary that this rider is in effect. If the rider terminates on the contract anniversary for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If the rider terminates on any other day for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option, GIA and MVA, if applicable, bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option, GIA and MVA, if applicable. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The fee percentage will vary depending on when you elected GMWB and which Version, and option within a Version, of GMWB you elected.

For GMWB 2007 (issued on or after January 16, 2007), the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date that the fee is deducted. The maximum fee percentages are listed in the table of “Optional Benefit Fees.” See the section “Important Information on Current Fees for Optional Benefit Riders” for more information on current fees.

We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage shown in the table of “Optional Benefit Fees.”

For Version I (issued prior to January 16, 2007), the fee percentage will vary depending on which one of the four available GMWB versions you elected. The fee is equal to a stated percentage multiplied by the greater of Benefit Amount and Contract Value on the date the fee is deducted. The maximum fee percentages are listed in the table of “Optional Benefit Fees.” See the section “Important Information on Current Fees for Optional Benefit Riders” for more information on current fees.

We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage shown in the table of “Optional Benefit Fees.” The current fee percentage is locked in on the date that this rider is added to the contract.

If you elect the Guaranteed Minimum Withdrawal Benefit, you will be unable to elect either any other Optional Benefit.

Combination Guaranteed Minimum Accumulation Benefit/Guaranteed Minimum Withdrawal Benefit (Phoenix Retirement Protector) Fee

If you have elected the Phoenix Retirement Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greatest of (a) Contract Value,

(b) the GMAB Benefit Base, and (c) the GMWB Benefit Base on the date the fee is deducted. The rider fee amount is calculated and deducted after any applicable roll-up of the GMWB Benefit Base and before any automatic step-up of the GMWB Benefit Base and elective step-up of the GMAB Benefit Base. See the section called “Optional Benefits”, “Phoenix Retirement Protector” for a description of the Benefit Base amounts, the roll-up and step-up features.

The maximum fee percentage for Phoenix Retirement Protector and the maximum additional fee percentage to add the optional guaranteed minimum death benefit (not available after the contract issue date) are shown in the table of “Optional Benefit Fees.” The current fee percentage in effect at the time your Phoenix Retirement Protector rider is issued is shown on your rider specifications page and varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. In addition, it may change if you step-up your Benefit Base. See the section entitled “Important Information on Current Fees for Optional Benefit Riders” for more complete information. An additional current fee amount is charged if you add the optional guaranteed minimum death benefit. This fee is shown on your rider specifications page, does not vary based on single or spousal life option or the asset allocation program you select and is assessed along with and in the same manner as the fee for the Phoenix Retirement Protector without the Guaranteed Minimum Death Benefit. See the table of “Optional Benefit Fees” for details. For information regarding fees effective in other prior periods, please contact the Annuity Operations Division.

If you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest applicable rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. We may also increase the rider fee for your rider on the date of any automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base. If you do not decline an automatic step-up of the GMWB Benefit Base or you elect a step-up of the GMAB Benefit Base, you will pay the current rider fee then in effect beginning on the date of any step-up of the applicable Benefit Base.

In any case, the rider fee will not exceed the maximum percentage. See “Optional Benefits” for additional information on the potential impact of the automatic step-up feature and the elective step-up feature on the rider fee and your ability to decline the automatic step-up and/or not elect the elective step-up.

Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option, and, if allocation to the GIA and MVA is then permitted, the GIA and MVA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire rider fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The prorated rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greatest of the GMWB Benefit Base, the GMAB Benefit Base and the Contract Value on the date the rider terminates, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

Mortality and Expense Risk Fee

We make a daily deduction from each investment option for the mortality and expense risk fee. The charge is assessed against the daily net assets of the investment options and varies based on the death benefit option you selected. The current charge under each death benefit option is equal to the following percentages on an annual basis:

Death Benefit Option 1 Return of Premium	Death Benefit Option 2 Annual Step-Up
1.125%	1.375%
Death Benefit Option 3 Earnings Enhancement Benefit	Death Benefit Option 4 Greater of Annual Step-Up or Annual Roll-Up
1.375%	1.625%

Although you bear the investment risk of the Series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the Annuitant lives. We assume the risk that Annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the Annuitant lives.

No mortality and expense risk fee is deducted from the GIA or MVA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the Contract Owners.

Surrender Charges

A surrender charge may apply to withdrawals or a full surrender of the contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L. The amount of a surrender charge depends on the period of time your premium payments are held under the contract and which surrender schedule you elected (refer to the charts shown below). The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. They are contingent charges because they are paid only if you surrender your contract within the surrender period. Surrender charges are waived on the free withdrawal amount and on death benefits. Surrender charges will also be waived when you begin taking annuity payments provided your contract has been in effect for five years. Also, no surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see “Annuity Payment Options.” Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

The surrender charge is deducted from amounts withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all premium payments paid less any prior withdrawals for which a surrender charge was paid. The free withdrawal amount is equal to 10% of the Contract Value. In the first contract year, you may withdraw up to 10% of the Contract Value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the Contract Value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your Contract Value as of the last contract anniversary.

The surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% free withdrawal amount, are as follows:

7-Year Surrender Charge Schedule (no fee charged)

Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Premium Payment in Complete Years	0	1	2	3	4	5	6	7+

5-Year Surrender Charge Schedule (additional fee charged)

Percent	7%	6%	5%	4%	3%	0%
Age of Premium Payment in Complete Years	0	1	2	3	4	5+

If you elect the 5-Year Surrender Charge Schedule, we will deduct a fee of 0.250% of each premium payment for five contract anniversaries following each premium payment. The fee will be deducted in arrears on each contract anniversary for five years. If this benefit terminates on any other day for any reason other than death or commencement of annuity payments, a pro rated portion of the fee will be deducted.

This contract allows you to choose between two distinct Surrender Charge Schedules. You should consult with a qualified financial advisor before making your election.

Amounts deducted to pay the surrender charges on partial withdrawals are subject to a surrender charge. A surrender charge will be deducted from the affected investment options, GIA and MVA on a pro rata basis. If you request a net withdrawal of a specified amount, we will deduct the surrender charges from the remaining Contract Value. This will result in an additional surrender charge when a net withdrawal is requested. If you request a gross withdrawal of a specified amount, we will deduct the surrender charges from the amount requested. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

Any withdrawal from the MVA will be subject to a market value adjustment unless the effective date of the withdrawal is within the window period. The market value adjustment will be applied to the amount being withdrawn after the deduction of any applicable administrative charge and before the deduction of any applicable surrender charges. The market value adjustment can be positive or negative. The amount being withdrawn after application of the market value adjustment can be greater than or less than the amount withdrawn before the application of the market value adjustment. For more information, see “MVA” or refer to the MVA prospectus.

Under this contract surrender charges may be waived due to two life situations: admission into a nursing home or a terminal illness. There are no fees for these waivers.

Nursing Home Waiver. Prior to Maturity Date, you may surrender all or a portion of the Contract Value without a surrender charge, provided that:

(a)	more than one year has elapsed since the Contract Date; and
(b)	the withdrawal is requested within two years of the owner’s admission into a Licensed Nursing Home Facility; and
(c)	the owner has been confined to the Licensed Nursing Home Facility (as defined below) for at least the preceding 120 days.

This waiver is subject to state approval (note: this waiver is not available in Massachusetts).

Licensed Nursing Home Facility: a state licensed hospital or state licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis. The owner must provide us with satisfactory evidence of confinement by written notice.

Terminal Illness Waiver. Prior to Maturity Date, you may surrender all or a portion of the Contract Value without a surrender charge, provided that we receive proof, satisfactory to us, of the owner’s terminal illness which is defined as an illness or condition that is expected to result in the owner’s death within six months.

This waiver is subject to state approval (note: this waiver is not available in Massachusetts).

Tax

Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase payment premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner’s state or municipality of residence on the Contract Date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and taxes, see “Appendix B.”

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Transfer Charge

Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Reduced Fees, Credits and Excess Interest for Eligible Groups

We may reduce or eliminate the mortality and expense risk fee or the withdrawal charge, or credit excess interest, when sales of the contracts are made to certain eligible groups that result in savings of sales expenses. We will consider the following characteristics:

(1)	the size and type of the group of individuals to whom the contract is offered;
(2)	the amount of anticipated purchase payments;
(3)	whether there is a preexisting relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation (“PEPCO”), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and
(4)	internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

Any reduction or elimination of the mortality and expense risk fee or the withdrawal charge or credit of excess interest will not unfairly discriminate against any person. We will make any reduction or credit according to our own rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.

Other Charges

As compensation for investment management services, the advisors to the funds are entitled to a fee, payable monthly and based on an annual percentage of the average daily Net Asset Values of each Series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

The Accumulation Period

The accumulation period is that time before annuity payments begin that your payments into the contract remain invested.

Accumulation Units

An Accumulation Unit is used to calculate the value of a contract. Each investment option has a corresponding accumulation unit value. The number of Accumulation Units of an investment option purchased with a specific premium payment will be determined by dividing the premium payment by the value of an Accumulation Unit in that investment option next determined after receipt of the premium payment. The value of the Accumulation Units of an investment option will vary depending upon the investment performance of the applicable Series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Values

On any date before the maturity date of the contract, the total value of the accumulation units in an investment option can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each investment option and their current value will be reported to you at least annually.

Purchase of Contracts

Generally, we require minimum initial premium payments of:

Nonqualified plans—$25,000 Qualified plans—$3,500

The initial payment is due and payable before the contract becomes effective. Generally, we require minimum subsequent premium payments of $100. An automated payment or bank draft service may be available under certain, very limited circumstances. Contact our Annuity Operations Division for information regarding this service.

The minimum age of the proposed owner to purchase a Contract is the age of majority in the state where the Contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total premium payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, premium payments may be made anytime before the Maturity Date of a contract.

Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned. You may request us to hold your premium payment after the five day period while the application is completed and within two days after completion we will apply your premium payment. Please note that prior to the completion of your application or order form, we will hold the premium in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to investment options are used to purchase accumulation units of the investment option(s), at the value of such Units next determined after the receipt of the payment at our Annuity Operations Division.

Premium payments received under the contract will be allocated in any combination to any investment option, GIA or MVA in the proportion you elect or as otherwise changed by you from time to time; or in an approved asset allocation or strategic program, as described below.

For certain eligible groups, we may reduce the minimum initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1)	the make-up and size of the prospective group;
(2)	the method and frequency of premium payments; and
(3)	the amount of compensation to be paid to registered representatives on each premium payment.

Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.

Payments to the GIA are subject to the Maximum GIA Percentage. If you elect the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit, you may not allocate premiums or transfer values to the GIA or MVA.

Additional Programs

If you have any Optional Guaranteed Benefit (other than Phoenix Income Protector) attached to your contract, you must elect and continue to participate in a single approved asset allocation program or the Optional Guaranteed Benefit will terminate. All initial and subsequent premium payments and Contract Value must be allocated to your chosen program beginning on the date your chosen rider is effective, which currently must be the contract date. There is no charge to participate in any approved program; however, the fee for the Optional Guaranteed Benefit may vary depending on the program you choose and the fee may increase under certain circumstances. See the table of “Optional Benefit Fees” and “Important Information on Current Fees for Optional Benefit Riders.”

Provided that you do not have any Optional Guaranteed Benefit riders attached to your contract, you may elect any of the additional programs described below at any time and at no charge.

We may discontinue, modify or amend these programs as well as offer new programs or change the programs that are approved for use with the Optional Guaranteed Benefits in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The asset allocation and strategic programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). We currently offer several asset allocation programs many of which are approved for use with the Optional Guaranteed Benefits. Information about the programs we currently offer and whether each is approved for use with an Optional Guaranteed Benefit is provided below.

For ease of reference throughout this section, we refer to the asset allocation and strategic programs described, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options”. Some of these programs are funds offered under the contract. We do not charge for participating in the programs or their options. You may participate in only one asset allocation program at a time and your ability to use an asset allocation program with Asset Rebalancing and Dollar Cost Averaging or Enhanced Dollar Cost Averaging is limited as described in “Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs.” Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option within a program, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option-Contracts without Optional Guaranteed Benefits

If you have not elected an Optional Guaranteed Benefit for your contract, you are not required to elect an asset allocation program but may do so if you wish. If you are interested in electing a program, you should consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options.

When you participate in a program, all of your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You may, at any time, switch your current program or option, and may elect any modified or new programs or options the Company may make available subject to our rules and rates then in effect. You may cancel your participation in a program at any time, and later re-enroll in a program by contacting our Annuity Operations Division. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at the address shown on the first page of your prospectus.

Selecting a Program and Option-Contracts with Optional Guaranteed Benefits

If you purchase a contract with an Optional Guaranteed Benefit (other than the Phoenix Income Protector) you must select one of the approved programs through which to allocate your premium payments and Contract Value. When you participate in one of the approved programs all your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another approved program and may elect any modified or new programs or options the Company may make available subject to our rules and rates then in effect. Changing programs or options may change the fee for the Optional Guaranteed Benefit on your contract. See the table of “Optional Benefit Fees” for more information.

Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause your Optional Guaranteed Benefit to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate an Optional Guaranteed Benefit. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at the address shown on the first page of your prospectus.

Program Availability

When you elect an Optional Benefit rider other than the Phoenix Income Protector you must allocate all premium to one program or program option that is available at the time of your election. (To simplify this discussion, the term “program” refers to both a program and a program option for those programs offering more than one investment option.) Contract value and premium may never be allocated to more than one program. Transfers of partial contract value are not permitted. Different programs have been offered with different Optional Benefits during various time periods. We may discontinue, modify, or amend programs and we may make different programs available in the future. For all time periods, regardless of program availability changes, you will be permitted to remain in the program in which you are invested and to allocate additional premium to that program. You may not transfer into a program that is not available on the date of the requested transfer. However, prior to June 22, 2009, you are permitted to transfer back into a program in which you were previously invested, even if it is not listed as generally available on the date of the transfer request. You should note that, beginning with the June 22, 2009 program availability changes, if you transfer out of a program, you will not be able to transfer back into that program if it is not available on the date of the requested transfer. The table below shows program availability during various time periods by Optional Benefit rider:

	Phoenix Retirement Protector	Phoenix Flexible Withdrawal Protector	Phoenix Principal Protector	GMWB 2007 GMWB 5/7 Lifetime GMWB
Beginning 6/22/09	Phoenix Dynamic: Moderate	Phoenix Dynamic: Moderate Moderate Growth Growth Franklin Templeton Perspectives Alliance Balanced Wealth	Phoenix Dynamic: Moderate Moderate Growth	Phoenix Dynamic: Moderate Moderate Growth Alliance Balanced Wealth
3/9/09 – 6/21/09	Phoenix-Ibbotson Strategic: Conservative Moderately Conservative Phoenix Dynamic: Moderate	Phoenix-Ibbotson Strategic:
     Conservative
     Moderately Conservative
     Moderate
     Moderately Aggressive
Phoenix Dynamic:
     Moderate
     Moderate Growth
Franklin Founding
Franklin Templeton Perspectives
Alliance Balanced Wealth	Phoenix-Ibbotson Strategic: Conservative Moderately Conservative Phoenix Dynamic: Moderate	Phoenix-Ibbotson Strategic:
     Conservative
     Moderately Conservative
     Moderate
     Moderately Aggressive
     Aggressive
Phoenix Dynamic:
     Moderate
     Moderate Growth
     Growth
     Aggressive Growth
Franklin Founding
Franklin Templeton Perspectives
Alliance Balanced Wealth
11/17/08 – 3/8/09	Phoenix-Ibbotson Strategic:
     Conservative
     Moderately Conservative
     Moderate
     Moderately Aggressive
     Aggressive
Phoenix Dynamic:
     Moderate
     Moderate Growth
     Growth
     Aggressive Growth
Franklin Founding
Franklin Templeton Perspectives
Alliance Balanced Wealth
Alliance Wealth Appreciation	Phoenix-Ibbotson Strategic:
     Conservative
     Moderately Conservative
     Moderate
     Moderately Aggressive
     Aggressive
Phoenix Dynamic:
     Moderate
     Moderate Growth
     Growth
     Aggressive Growth
Franklin Founding
Franklin Templeton Perspectives
Alliance Balanced Wealth
Alliance Wealth Appreciation	Phoenix-Ibbotson Strategic:
     Conservative
     Moderately Conservative
     Moderate
     Moderately Aggressive
Phoenix Dynamic:
     Moderate
     Moderate Growth
     Growth
Franklin Founding,
Franklin Templeton Perspectives
			Alliance Balanced Wealth	Same as above

Phoenix Retirement Protector	Phoenix Flexible Withdrawal Protector	Phoenix Principal Protector	GMWB 2007 GMWB 5/7 Lifetime GMWB
Prior to 11/17/08	Same as above	Same as above	Phoenix-Ibbotson Strategic:
     Conservative
     Moderately Conservative
     Moderate
     Moderately Aggressive
     Aggressive
Phoenix Dynamic:
     Moderate
     Moderate Growth
     Growth
     Aggressive Growth
Franklin Founding
Franklin Templeton Perspectives
		Alliance Balanced Wealth	Same as above

A brief description of each program follows.

AllianceBernstein VPS Wealth Appreciation Strategy Portfolio

The AllianceBernstein VPS Wealth Appreciation Strategy portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the portfolio, the adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the adviser’s targeted blend for the equity portion of the portfolio is an equal weighting of growth and value stocks (50% each). The portfolio may also invest in real estate investment trusts, or REITs. This asset allocation option is rebalanced as necessary in response to markets.

AllianceBernstein VPS Balanced Wealth Strategy Portfolio

The AllianceBernstein VPS Balanced Wealth Strategy portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

  Franklin Income Securities Fund—34%
  Mutual Shares Securities Fund—33%
  Templeton Growth Securities Fund—33%
Franklin Templeton Perspectives Allocation Model

Through the Franklin Templeton Perspectives Allocation Model, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

  Franklin Flex Cap Growth Securities Fund—34%
  Mutual Shares Securities Fund—33%
  Templeton Growth Securities Fund—33%
Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009)

PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

  Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.
  Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.
  Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.
  Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.
  Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program. Phoenix Dynamic Asset Allocation Series

The Phoenix Dynamic Asset Allocation Series are “funds of funds” that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to maintain adherence to predetermined asset classifications based on the risk profile for the series. Except as noted above, the options approved for use are:

  Phoenix Dynamic Asset Allocation Series: Moderate
  Phoenix Dynamic Asset Allocation Series: Moderate Growth
  Phoenix Dynamic Asset Allocation Series: Growth
  Phoenix Dynamic Asset Allocation Series: Aggressive Growth

Asset Rebalancing Program

The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. Asset Rebalancing does not permit transfers to or from the GIA or the MVA.

We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. You may start or discontinue this program at any time by submitting a written request or calling our Annuity Operations Division.

The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market.

Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.

The Asset Rebalancing Program is not available if you are invested in the Phoenix Dynamic Asset Allocation Series, or the Franklin Templeton Founding Investment Strategy.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. You must have an initial value of $2,000 in the GIA or in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Values may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA. There is no charge for participating in this program.

Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.

All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding Valuation Date.

Except as described below, the Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or while the Asset Rebalancing Program is in effect.

The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market.

Transfers to the GIA under the Dollar Cost Averaging Program are subject to the Maximum GIA Percentage.

We may at different times offer additional or multiple Dollar Cost Averaging Programs, such as an Enhanced Dollar Cost Averaging Program. If elected, an Enhanced Dollar Cost Averaging Program would entitle you to an enhanced GIA interest rate for value, less applicable contract charges, allocated to the GIA (Net Value) for a specified period of time.

You may cancel an Enhanced Dollar Cost Averaging Program at any time. Choosing to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period will not change the enhanced GIA interest rate you are being credited.

In the event of an early cancellation the enhanced GIA rate will only be applied to the Net Value allocated to your program from the start date of your program to your cancellation date. The cancellation date is the valuation date we receive your cancellation request in good order at our Annuity Operations Division.

After the cancellation date, you may transfer the Net Value that was invested in the Enhanced Dollar Cost Averaging Program from the GIA to the investment options without being subject to the Maximum GIA Percentage.

We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

If you elect an Optional Benefit after your contract is issued, you may not participate in any Dollar Cost Averaging or Asset Rebalancing program while the Optional Benefit is in effect. If you are currently in a program of this type, it will terminate on the date the Optional Benefit becomes effective.

If you elect to participate in the Franklin Templeton Perspectives Allocation Model, Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and
2.	Asset Rebalancing with monthly rebalancing in the Franklin Templeton Perspectives Allocation Model or the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your policy.

Interest Investment Program

We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the investment options under the separate account.

You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

Systematic Withdrawal Program

Prior to the Maturity Date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option, MVA and GIA bearing a pro rata share. Withdrawals from the MVA may be subject to a market value adjustment.

The minimum withdrawal amount is $100. Withdrawals will be processed on the date you specify (provided we receive the request in good order) unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. If no date is specified by you, then withdrawals will be processed on each monthly contract anniversary. Any applicable premium tax and surrender charges will be applied to the withdrawal.

You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the Maturity Date. There is no charge for participating in this program.

Optional Benefits

There are three Optional Benefits currently available with this annuity: A guaranteed minimum accumulation benefit rider (“GMAB”), Phoenix Flexible Withdrawal Protector (a guaranteed minimum withdrawal benefit rider), and Phoenix Retirement Protector (a rider that provides several guarantee options). GMAB is designed for people who want to ensure the preservation of their premium deposits over a long time horizon (10 years). Phoenix Flexible Withdrawal Protector is designed for people who want to ensure guaranteed withdrawals, designed to provide the most favorable guaranteed withdrawal benefit after the Benefit Eligibility Date. Phoenix Retirement Protector provides a GMAB benefit, a guaranteed minimum withdrawal benefit, and an optional guaranteed minimum death benefit. Phoenix Retirement Protector is designed for people who are looking for flexibility in exercising a variety of guarantees. However, the trade off for this flexibility is that this rider may cost more than buying a stand alone optional living benefit rider and the design of these combination benefits tend to be more restrictive than the design of an optional living benefit rider providing a single guaranteed benefit.

For an additional charge, you may elect one of the optional benefits described below. You may elect an available Optional Benefit at the time you purchase your contract and you may elect certain Optional Benefits after this date. Currently we allow you to elect the following Optional Benefits on or after the date you purchase your contract: Phoenix Principal Protector, Phoenix Flexible Withdrawal Protector and Phoenix Retirement Protector. However: (1) the Extended Care Enhancement feature is not available with Phoenix Flexible Withdrawal Protector when it is purchased after the contract is issued and (2) the Guaranteed Minimum Death Benefit feature is not available with Phoenix Retirement Protector when it is purchased after the contract is issued. If we allow you to elect a benefit after the Contract Date, the effective date of the benefit will be the next contract anniversary immediately following your election. Some benefit elections are irrevocable; others can be cancelled at any time after the Contract Date.

Your ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen.

If you decide to elect any of the optional benefits, you should carefully review their provisions to be sure the benefit is something that you want. You may wish to review these with your financial advisor.

Adding an Optional Benefit After Contract Issue

Currently, we allow you to elect the following Optional Benefits after contract issue: Phoenix Principal Protector, Phoenix Flexible Withdrawal Protector and Phoenix Retirement Protector. To elect an Optional Benefit rider after contract issue, you, with your registered representative, must complete a rider election form and allocate your Contract Value to one approved asset allocation model. You must select an asset allocation model that is available on the date you elect the Optional Benefit rider (see “Program Availability”). Once your rider election form is accepted by us, we will issue your Optional Benefit rider. The effective date of the Optional Benefit and your asset allocation model selection will be the next contract anniversary immediately following your election. If you decide you want to cancel your rider election or change your asset allocation model prior to the date your rider is issued you must contact us at our Annuity Operations Division at the address or telephone number shown on the first page of your prospectus. You must pay off any outstanding loans prior to purchasing an Optional Benefit.

Definition of “Spouse” under Optional Benefits

Certain Optional Benefits under the contract offer the election of a spousal life option. An election of the spousal life option may not provide any economic benefit if the Covered Persons under the option do not meet the definition of two legal spouses under federal law. See “Spousal Definition” for further discussion of spousal qualifications. This is due to the interaction between the federal definition of “spouse” and the Internal Revenue Code, which requires distributions upon the death of an Owner except for certain spousal continuation benefits. State laws and regulations may determine whether the spousal life option under an Optional Benefit must be offered to spouses as defined by state law, registered domestic partners, civil union partners or two people who share a reasonable economic or familial relationship. However, even if state laws require the offer of this benefit, it may not be in your best interest to purchase the spousal life option if the Covered Persons are not two legal spouses under federal law, since the spousal benefit relies, in part, on spousal continuation provisions of the Internal Revenue Code. The federal definition of spouse provided under the Defense of Marriage Act (DOMA) differs from the laws of certain states and does not include same-sex partners, registered domestic partners, civil union partners or two people who share a reasonable economic or familial relationship.

Guaranteed Minimum Accumulation Benefit (GMAB) (Phoenix Principal Protector).

Phoenix Principal Protector is available with contracts issued after October 11, 2004 and provides a guaranteed minimum return if funds remain invested according to a designated asset allocation model for a 10-year term. This rider may be elected at the time the contract is purchased or after the contract is issued and may be terminated at any time by request.

A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See “Deductions and Charges” above.

The benefit is available if each owner and Annuitant are less than 81 years old on the date that this rider is added to the Contract (the “rider date”).

Phoenix Principal Protector is available only if you allocate your premiums to an approved asset allocation or strategic program, and if you remain fully invested in the program for the term of the benefit. See “Asset Allocation and Strategic Programs” above.

The GMAB is also available to you if you have purchased this contract in order to receive your mandatory after-death distributions using an Inherited/Stretch Annuity. An Inherited/Stretch Annuity is available to an individual or trust beneficiary of an Individual Retirement Account (IRA), (including a Roth IRA), or Qualified Plan or to an individual beneficiary of a Non-Qualified contract issued by PHL Variable or its affiliates or issued by a company unaffiliated with PHL Variable. If the beneficiary of a contract issued by a company unaffiliated with PHL Variable purchases this Phoenix Dimensions Contract, then the GMAB will be available to the beneficiary. However, the beneficiary of this Phoenix Dimensions Contract cannot elect the GMAB because a beneficiary does not retain the same rights under this Contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have a IRA/Qualified or Non-Qualified Plan and whether the beneficiary is an individual or a trust.

If you have purchased this contract in order to receive your mandatory after-death distributions using an Inherited/Stretch Annuity, election of the GMAB may not be in your best interest. Once inherited proceeds are in an Inherited/Stretch Annuity, mandatory annual distributions must be made based on the life expectancy of the original beneficiary of the proceeds. Mandatory annual distributions may diminish the attractiveness of electing the GMAB because withdrawals made during the ten-year term of the rider decrease the amount of the benefit available. Consult your financial professional and tax adviser to determine whether this feature is right for you. See the section of this prospectus entitled “Inherited/Stretch Annuity Feature” for more details.

Guaranteed Amount

The guaranteed amount is equal to the guaranteed amount base multiplied by Guaranteed Amount Factor 1. The guaranteed amount base is equal to (A) plus (B) minus (C), where:

A	=	the Contract Value on the rider date.
B	=	100% of each subsequent premium payment paid to the contract during the first year of the 10-year period beginning on the rider date (the “term”).
C	=	pro rata adjustment for withdrawals from the contract during the term. The adjustment for each withdrawal is calculated by multiplying the guaranteed amount base prior to the withdrawal by the ratio of the amount withdrawn (including any applicable withdrawal fees) to the Contract Value immediately prior to the withdrawal.

Currently, Guaranteed Amount Factors 1 and 2 are equal to 1.00. For Contracts issued between October 11, 2004 and August 17, 2008, the Guaranteed Amount Factors 1 and 2 were 1.05.

Additional Amount

If on the last day of the term:

the Contract Value is less than the guaranteed amount base, we will add an additional amount to the Contract Value equal to the difference between the Contract Value and the guaranteed amount. the Contract Value is greater than or equal to the guaranteed amount base, we will add an additional amount to the Contract Value equal to the guaranteed amount base multiplied by the difference between the Guaranteed Amount Factor 2 and 1.00. the contract annuitizes, the death of an owner or Annuitant occurs or a full surrender is made, the Contract Value will reflect any additional amount prior to the payment of any annuity, death or full surrender benefits. Note: no additional amount will be paid if any of the above occurs prior to the end of the term.

If on any day following the rider date, any portion of the Contract Value is no longer invested according to an asset allocation or strategic program established and maintained by us for this benefit, the benefit will terminate and no additional amount will be added to the Contract Value.

Benefit Termination

This benefit will terminate at the end of the term or upon the occurrence of any of the following:

the date that any portion of the contract value is not invested according to an asset allocation model established and maintained by us for the benefit; the date that a full surrender is made; the date of the first death of an owner unless the surviving spouse elects spousal continuation of the contract and benefit; the contract annuitizes; or the termination of the contract.

If the benefit terminates for any of the above reasons prior to the end of the term, an additional amount will not be paid.

Guaranteed Minimum Income Benefit (GMIB) (called Phoenix Income Protector—this Rider is not available beginning March 9, 2009).

This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the Annuity Payment Option rate for the Annuity Payment Option selected under the rider.

The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract (“rider date”) or the contract anniversary following the older Annuitant’s 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it, upon written notice, within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older Annuitant’s 90th birthday.

A fee for this benefit is deducted on each contract anniversary only if the benefit is selected. See “Deductions and Charges” above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the Contract Date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a qualified financial advisor before you make your decision.

Phoenix Income Protector is also available to you if you are the beneficiary of a deceased Owner’s Contract issued to the Owner by another company and you are utilizing this Contract as an Inherited/Stretch Annuity. This benefit is also available to you if you are the beneficiary of a deceased Owner’s annuity contract, other than a Phoenix DimensionsSM Contract, the contract was issued to the Owner by Us, and you are utilizing this Contract as an Inherited/Stretch Annuity. This benefit is not available to you if you are the beneficiary of a deceased Owner’s Phoenix DimensionsSM Contract issued to the Owner by Us and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Annuitization Value

On and before the contract anniversary following the older Annuitant’s 80th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due, where:

A	=	the Contract Value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled “Effective Annual Rate”) starting on the rider date and ending on the date the guaranteed annuitization value is calculated.
B	=	the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.
C	=	the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.
D	=	any tax that may be due.

Assume the contract owner makes an initial payment of $100,000 (at age 68) and an additional deposit of $200,000 on the 3rd contract anniversary.

On the 7th contract anniversary (age 75), the Guaranteed Annuitization Value is the lesser of (i) or (ii) where (i) is equal to $383,311 (($100,000 x 1.053) + $200,000) x 1.054) and (ii) is equal to $600,000 (200% x ($100,000 + $200,000)). The Guaranteed Annuitization Value is $383,311. This assumes there were no additional payments, withdrawals, or transfers.

After the contract anniversary following the older Annuitant’s 80th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due, where:

A	=	the guaranteed annuitization value on the contract anniversary following the older Annuitant’s 80th birthday.
B	=	the sum of premium payments made after the contract anniversary following the older Annuitant’s 80th birthday.
C	=	the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older Annuitant’s 80th birthday.
D	=	any tax that may be due.

Assume the contract owner makes an initial payment of $100,000 (at age 79) and an additional deposit of $200,000 on the 3rd contract anniversary (at age 82).

The Guaranteed Annuitization Value at age 80 is equal to $105,000 ($100,000 x 1.05). On the 7th contract anniversary (age 87), the Guaranteed Annuitization Value is equal to $305,000 ($105,000 + $200,000). This assumes there were no additional payments, withdrawals, or transfers.

You should know that the Effective Annual Rate, the percentage used to increase your annuitization value as described above, will be reset to 0% depending on whether or not the value in the GIA is greater than 40% of the total Contract Value on certain dates. Please refer to the following section entitled “Effective Annual Rate” for a full description of the Effective Annual Rate.

Guaranteed Annuitization Value Reduction

A Guaranteed Annuitization Value Reduction is an amount determined for each withdrawal that occurs on or after initial election of the Phoenix Income Protector rider. In summary, if withdrawals in a rider year do not exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those withdrawals is equal to the sum of the withdrawals. To the extent that withdrawals in a rider year exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those excess withdrawals will reduce the Guaranteed Annuitization Value by the ratio of each withdrawal to the Contract Value prior to the withdrawal. On each rider anniversary, a maximum annual amount is calculated equal to the effective annual rate on the rider anniversary multiplied by the Guaranteed Annuitization Value on the rider anniversary. The maximum annual amount during the first rider year is equal to 5% multiplied by the Contract Value on the rider date. Withdrawals during a rider year will reduce the maximum annual amount by the same amount that your Contract Value is reduced as a result of the withdrawal.

The Guaranteed Annuitization Value Reduction is equal to the sum of A and B where:

A	=	the lesser of the remaining maximum annual amount (prior to the withdrawal) and the withdrawal amount; and
B	=	(a) multiplied by (b), where:
		(a)	=	the Guaranteed Annuitization Value immediately prior to the withdrawal less the value determined in “A” above;
		(b)	=	1 minus the result of (c) divided by (d), where:
		(c)	=	the Contract Value after the withdrawal, and

(d)	=	the Contract Value before the withdrawal less the value determined in “A” above.

Effective Annual Rate

On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total Contract Value as described below.

After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total Contract Value on any of the following dates:

1.	each date we process a premium payment.
2.	each date we process a transfer.
3.	each date we process a withdrawal.

Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total Contract Value on any of the following dates:

1.	each date we process a premium payment.
2.	each date we process a transfer.
3.	each date we process a withdrawal.
4.	each rider anniversary.

Termination of This Rider

You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1.	the 30th day following the last contract anniversary that occurs after the older Annuitant’s 90th birthday;
2.	the termination of the contract to which this rider is attached;
3.	the date a death benefit becomes payable under the contract to which this rider is attached;
4.	the date annuity payments commence under the contract to which this rider is attached; and
5.	the death of the last surviving Annuitant or Joint Annuitant named under this rider.

Phoenix Income Protector Annuity Payment Options

Under this rider, you may only elect one of the following Annuity Payment Options:

GMIB Option A — Life Annuity with Specified Period Certain: a fixed annuity payable monthly while the Annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5, 10 or 20 years. The period certain must be specified on the date the benefit is exercised. If the Annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any Annuitant dies after the end of the period certain. This option is not available if the life expectancy of the Annuitant is less than the period certain on the date the benefit is exercised.

GMIB Option B — Non-Refund Life Annuity: a fixed annuity payable monthly while any Annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the Annuitant.

GMIB Option D — Joint and Survivorship Life Annuity: a fixed annuity payable monthly while either the Annuitant or joint Annuitant named under this rider is living. This option is only available if the Annuitant and Joint Annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving Annuitant.

GMIB Option F — Joint and Survivorship Life Annuity with 10-Year Period Certain: a fixed annuity payable monthly while either the Annuitant or Joint Annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the Annuitant and Joint Annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving Annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving Annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older Annuitant is less than 10 years on the date the benefit is exercised.

Payment Upon Death After Maturity Date

If an owner dies on or after the Maturity Date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the Annuity Payment Option in effect on the date of death. Generally, payments may not be deferred or otherwise extended. (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”) If there is a surviving owner, the payments continue as if there had been no death.

If the Annuitant and Joint Annuitant, if any, die and are survived by any owner, any remaining certain period annuity payments will be paid to such owner. Payments will continue under the Annuity Payment Option in effect at the date of death and may not be deferred or otherwise extended. For contracts issued outside of an Individual Retirement Account/Annuity or a qualified plan, the payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

Important Information regarding Phoenix Income Protector

While Phoenix Income Protector does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

Phoenix Income Protector does not provide Contract Value or in any way guarantee the investment performance of any investment option available under the contract. Phoenix Income Protector is irrevocable once elected.

You may not change any Annuitant or Joint Annuitant while Phoenix Income Protector is in effect. Phoenix Income Protector does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the rider. You should consult with a qualified financial advisor if you are considering Phoenix Income Protector. Phoenix Income Protector is only available if approved in your state and if we offer it for use with the contract. The minimum monthly fixed annuity payment amount under the Phoenix Income Protector may be less than the annuity payment amount under the Contract even if the guaranteed annuitization value is greater than contract value.

Phoenix Flexible Withdrawal ProtectorSM:
A Guaranteed Minimum Withdrawal Benefit (GMWB)

Summary of Benefit

The Phoenix Flexible Withdrawal Protector rider may be elected by you for an additional charge at the time you purchase your contract or after your contract is issued, if it has been made available in your applicable state by us. You may also elect the optional Extended Care Enhancement with the rider, also for an additional charge. You must elect the Extended Care Enhancement, a feature only available for election when the contract is first issued, to be included as part of the rider at the time you purchase the rider. You may only purchase one Optional Guaranteed Benefit with the contract. The Phoenix Flexible Withdrawal Protector guarantees a minimum payment or withdrawal amount from the contract once a specified date is reached if certain restrictions and limitations are met. The rider provides a lifetime benefit for one person or two spouses depending upon the option selected. The rider does not provide access to the benefit prior to the date the youngest Covered Person reaches age 60 for the single life option and the younger spouse’s age 65 for the spousal life option. The date on which this occurs is called the Benefit Eligibility Date. See “Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector” below for the definition of “Covered Person” and other important terms. Prior to the Benefit Eligibility Date, the benefit’s value can increase due to increases in the Benefit Base. See “Events and features causing recalculation of the Benefit Base” below for details.

The annual amount of the rider’s lifetime benefit is called the Annual Benefit Amount. The Annual Benefit Amount represents two distinct values depending on whether your Contract Value is zero or greater than zero. The Annual Benefit Amount is calculated on the later of your first withdrawal date or the Benefit Eligibility Date. The Annual Benefit Amount (on the date it is calculated) equals a percentage called the Annual Benefit Percentage, multiplied by a value called the Benefit Base. The Annual Benefit Percentage ranges from 0%-6% (0% to 7% for riders issued prior to March 9, 2009) based on the attained age of the youngest Covered Person on your first withdrawal date. If you take a withdrawal before the Benefit Eligibility Date, the Annual Benefit Percentage will be zero and then will be permanently set to 4% (5% for riders issued prior to March 9, 2009) on the Benefit Eligibility Date. The Benefit Base is a value calculated to determine the Annual Benefit Amount. The Benefit Base can increase or decrease due to certain transactions and events under the contract. As a result, the Annual Benefit Amount may increase or decrease and affect what you receive in payments or withdrawals under the rider. Further definition of these terms, calculation of values, and how various contract transactions and events affect these values are described below.

Annual Benefit Amount when Contract Value is greater than zero: Guaranteed Withdrawals

Phoenix Flexible Withdrawal Protector guarantees a minimum amount of withdrawals you may take from the contract each year after the Benefit Eligibility Date, provided no withdrawals have been made from the contract prior to that Date (the youngest Covered Person’s 60th birthday for the single life option and 65th birthday for the spousal life option). This amount is the Annual Benefit Amount. You must reach the Benefit Eligibility Date before the Annual Benefit Amount becomes available for guaranteed withdrawals. You may still take withdrawals prior to the Benefit Eligibility Date, but this may significantly reduce or eliminate the value of the rider benefit. Please see the chart of “Special Risks Associated with Withdrawals” at the end of this section for details.

If you take withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. See “Taking Withdrawals.” So long as your remaining Benefit Base is greater than zero when you reach that Date, the Annual Benefit Amount that becomes available to you at that time will be calculated. On that Date, the Annual Benefit Amount will be equal to the Annual Benefit Percentage multiplied by the Benefit Base. However, if you take withdrawals before that Date and these withdrawals cause both your Contract Value and Benefit Base to become zero, your rider will terminate without value. Since this is a lifetime benefit, postponing withdrawals too long may limit the value of this rider because your remaining life expectancy shortens as you age. You should carefully consider your plans for taking withdrawals from the contract in considering whether this benefit is appropriate for your goals.

After the Benefit Eligibility Date, withdrawals reduce the future value of this benefit if they exceed the Annual Benefit Amount. We will reduce the Benefit Base if cumulative withdrawals in a rider year exceed the Annual Benefit Amount. This reduction affects the amount available for future guaranteed withdrawals when the Contract Value is greater than zero and for guaranteed payments when the Contract Value is zero. See the chart of “Special Risks Associated with Withdrawals” at the end of this section for details. Withdrawals in excess of the contract’s free withdrawal amount are subject to any surrender charges imposed under the contract.

Annual Benefit Amount when Contract Value is zero: Guaranteed Payments

If your Contract Value goes to zero on or after the Benefit Eligibility Date (the youngest Covered Person’s 60th birthday for the single life option and 65th birthday for the spousal life option), and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate but we will pay you the Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life option. You must reach the Benefit Eligibility Date before the Annual Benefit Amount becomes available for guaranteed payments.

Asset Allocation or Strategic Program Requirement

You must select one of the approved asset allocation programs when allocating your premium payments and Contract Value if you purchase Phoenix Flexible Withdrawal Protector. Consult with your registered representative before you select a program. Review your selected program periodically with your registered representative to determine if it needs to be changed. You may switch your current program at any time to another the Company has approved and made available. However, the rider fee may vary based upon the program or option you choose and the fee may increase under certain circumstances. See the table of “Optional Benefit Fees” for details. We reserve the right to restrict availability of investment options and programs.

Canceling out of programs altogether will cause the rider to terminate without value. Consult your registered representative before you cancel out. Later re-enrollment is allowed. However, once you cancel out, later re-enrollment in a program will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available. Consult with your registered representative to make an appropriate selection and return the form we require to the Annuity Operations Division. Descriptions of the programs are found in “Asset Allocation and Strategic Programs” above.

Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector

If you purchased your rider at the time you purchased your contract the rider date is the same as the contract date and rider years are measured the same as contract years. If you purchased your rider after your contract was issued, your rider date is the contract anniversary immediately following the date you elect the rider and your rider years are measured from your rider date.

“Annual Benefit Percentage” is the percentage we use to determine the Annual Benefit Amount. The percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the Benefit Eligibility Date (the youngest Covered Person’s 60th birthday for the single life option or 65th birthday for the spousal life option) this percentage is reset to 4% on the Benefit Eligibility Date.

Single Life Attained Age	Annual Benefit Percentage	Spousal Life Attained Age	Annual Benefit Percentage
<60	0%	<65	0%
60-74	4%	65-74	4%
75-84	5%	75-84	5%
85+	6%	85+	6%

See your rider’s specification page for percentages applicable prior to March 9, 2009.

“Benefit Eligibility Date” is the date the benefit provided by the rider is first available to you.

  For the single life option, the Benefit Eligibility Date is the later of the rider date or the date the youngest Covered Person attains age 60.
  For the spousal life option, the Benefit Eligibility Date is the later of the rider date or the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, we will reset the Benefit Eligibility Date to the later of the date of the first spousal death or the date the surviving spouse attains age 65.

“Covered Person(s)” means the person(s) whose life is used to determine the duration of the lifetime Annual Benefit Amount payments. A Covered Person must be a natural person.

  For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become Covered Persons.
  Generally, for the spousal life option, Covered Persons must be two legal spouses under federal law to receive any economic benefit from the election of this option (See “Definition of Spouse” under Optional Benefits” for more information). For contracts issued in New Jersey and Oregon, Covered Persons must be either two legal spouses under federal law or domestic partners under state law. If there is one natural person owner, the owner and the owner’s spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other’s beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

Benefit Base

The Benefit Base determines the Annual Benefit Amount. The Annual Benefit Amount represents two distinct values depending upon whether or not your Contract Value is greater than zero. It is the amount available for withdrawals provided you have reached the Benefit Eligibility Date and the Contract Value is greater than zero. It is also the amount we will pay to you each year provided you have reached the Benefit Eligibility Date and the Contract Value has gone to zero.

Assuming the Phoenix Flexible Withdrawal Protector rider was issued on the date the contract was issued, the Benefit Base on that date equals the initial premium payment. Thereafter, the Benefit Base is re-calculated whenever certain triggering events occur. If your rider is issued after the contract issue date, your Benefit Base equals the Contract Value on the date the rider is issued. At any time while the rider is in effect, we will reduce the Benefit Base if cumulative withdrawals in a rider year exceed the Annual Benefit Amount. Generally speaking, assuming no withdrawals have been taken, the Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. The Benefit Base may also be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. Events and features causing recalculation of the Benefit Base are described below. The Benefit Base will never exceed a maximum amount. This maximum amount is the sum of the Maximum Benefit Base Percentage (currently 500%), multiplied by the initial premium plus the Maximum Benefit Base Percentage multiplied by the sum of subsequent premiums in the first rider year, plus 100% of other subsequent premiums.

Sample calculation of the Maximum Benefit Base

Assume that the initial premium (or if applicable, Contract Value) on the rider date was $100,000 and that the Maximum Benefit Base Percentage was 500%. On the rider date, your Maximum Benefit Base is $500,000 (500% times $100,000).

Now assume that you make an additional premium payment of $20,000 during the first rider year. Your Maximum Benefit Base would be increased to $600,000 [500,000 + (500% times $20,000)].

Then assume that you make another premium payment of $15,000, but that this premium payment was made in the third rider year. Your Maximum Benefit Base would be increased to $615,000 [$600,000 + (100% times $15,000)].

Events and features causing recalculation of the Benefit Base

Premium Payments Received After the Rider DateIf we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Benefit Base. The Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract in excess of your Annual Benefit Amount, we will reduce the Benefit Base as described in “Taking Withdrawals” below.

Withdrawals also stop increases in your Benefit Base that would have occurred when additional premiums are received by us. If any withdrawal has been made from the contract on or prior to our receipt of an additional premium, we will not increase the Benefit Base as a result of premium payments made after such withdrawal.

Roll-up FeatureThe rider includes a roll-up feature. This feature allows for an increase, or “roll-up,” in the Benefit Base during a specified period of time, called the roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the roll-up period continues until the 10th rider anniversary following the later of the rider date or the last rider anniversary on which an automatic step-up, described below, occurs. The roll-up period will never extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person’s age on the rider date plus 10 years. The increase in Benefit Base resulting from a roll-up is based upon a comparison of different values on each rider anniversary, as specified below. For calculation of the increase in Benefit Base provided by the roll-up feature, “subsequent premium payments” means premium payments received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the Benefit Base after the most recent prior automatic step-up or, for the roll-up at the end of the first rider year or if there were no prior automatic step-ups, the Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%. (For riders issued prior to March 9, 2009, the roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up amount at the end of the first rider year, the Benefit Base on the last valuation date of the first rider year by 6.5%.)

If you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will use an additional value in recalculating the Benefit Base on the rider anniversary at or following the end of the roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the Benefit Base on the rider date plus subsequent premium received in the first rider year. The recalculation of the Benefit Base under the various situations that can exist at the end of the roll-up period is described below.

Rider Anniversaries During the Roll-up PeriodOn each rider anniversary during the roll-up period, if no withdrawals have been made, the Benefit Base will be re-calculated on that rider anniversary. The re-calculated Benefit Base will equal the greater of the following, but if the automatic step-up feature has been suspended, it will be set to the second of the two values described below:
  the Contract Value then in effect, (after all fees have been deducted, and provided the automatic step-up feature has not been suspended);
  the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Example 1—Basic application of a roll-up amount.

Assume that you have reached your first rider anniversary and have not made any withdrawals. Assume further that your Benefit Base on your rider’s effective date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $105,000
  Sum of (i) and (ii) = $106,500
(i)	Benefit Base on prior rider anniversary = $100,000
(ii)	The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%

Your Benefit Base will be $106,500.

Example 2—Application of the roll-up amount when there is a prior automatic step-up.

Assume that you have reached the second rider anniversary and have not made any withdrawals. Assume further that your Benefit Base as of the last rider anniversary was $108,000 due to an automatic step-up, your contract value is $110,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $110,000
  Sum of (i) and (ii) = $115,020
(i)	Benefit Base on prior rider anniversary = $108,000
(ii)	The Roll-Up Amount of $7,020, which equals the Benefit Base on the rider anniversary of the last automatic step-up ($108,000) times 6.5%

Your Benefit Base will be $115,020.

Example 3—Application of the roll-up amount when several rider years have elapsed with no prior automatic step-up.

Assume the Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000. Assume that you have reached the fourth rider anniversary without making any withdrawals and without having an automatic step-up. The Benefit Bases are increased by the Roll-Up Amounts at the end of each of the first 3 rider years and equal:

Year 1: $106,500 = $100,000 + $6,500

Year 2: $113,000 = $106,500 + $6,500

Year 3: $119,500 = $113,000 + $6,500

The above Roll-Up Amounts are each equal to 6.5% of the Benefit Base at the end of the first rider year.

Assume that, on the 4th rider anniversary, your contract value is $115,000 and you have not made any subsequent premium payments.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $115,000
  Sum of (i) and (ii) = $126,000
(i)	Benefit Base on prior rider anniversary = $119,500
(ii)	The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%.

Your Benefit Base will be $126,000.

Example 4—Impact of a Subsequent Premium Payment on the Benefit Base.

Assume the Benefit Base on your rider’s effective date was $100,000. Assume there is no automatic step-up at the end of the first rider year and you have not taken any withdrawals. The Benefit Base at the end of the 1st rider year is increased by the Roll-Up Amount and equals $106,500 = $100,000 + $6,500.

Assume that 3 months into the 2nd rider year you make a Subsequent Premium Payment of $50,000. The Benefit Base is increased to $156,500 ($106,500 + $50,000) due to the premium payment.

Assume that, on the 2nd rider anniversary, your contract value is $140,000.

Your Benefit Base will be recalculated on your 2nd rider anniversary to be the greatest of the following:

  Contract Value = $140,000
  Benefit Base in Effect = $156,500
  Sum of (i), (ii), and (ii) = $163,000
(i)	Benefit Base on prior rider anniversary = $106,500
(ii)	The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%.
(iii)	Subsequent Premium Payments during the recently completed rider year = $50,000

Your Benefit Base will be $163,000.

The Rider Anniversary Following the End of the Roll-Up Period If the roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the Benefit Base on the rider anniversary following the end of the roll-up period.
When we recalculate the Benefit Base on the rider anniversary following the end of the roll-up period, the amount of the recalculated Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then we will recalculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated Benefit Base is determined as described below.
1.	Assuming the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the latter of the two values described below:
  the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);
  the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Assume the Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000 and that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended. Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $105,000
  Sum of (i) and (ii) = $165,000
(i)	Benefit Base on prior rider anniversary = $158,500
(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your Benefit Base will be $165,000.

2.	Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:
  the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);
  the Benefit Base Multiplier, currently 200%, multiplied by the sum of (i) the Benefit Base on the rider date,and (ii) all subsequent premium payments received during the first rider year;
  the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

  Contract Value = $105,000
  200% x Sum of (i) and (ii) = $200,000
  Sum of (i) and (ii) = $165,000
(i)	Benefit Base on prior rider anniversary = $158,500
(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your Benefit Base will be $200,000.

Rider Anniversary Next Following Youngest Covered Person’s 70th Birthday Occurring after the Rider Anniversary Immediately Following the End of the Roll-Up PeriodAssuming no withdrawals have been taken and the youngest Covered Person attained age 70 after the rider anniversary immediately following the end of the roll-up-period, then, on the next rider anniversary following the date the youngest Covered Person attains age 70, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:
  the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature has not been suspended);
  the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;
  the Benefit Base Multiplier, currently 200%, multiplied by the sum of (i) the Benefit Base on the rider date and (ii) all subsequent premium payments received during the first rider year.

Example

Assume that you reached the rider anniversary following the end of the roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70th birthday during the prior rider year. Assume further, your Benefit Base on the prior rider anniversary was $180,000, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

  Contract Value = $105,000
  Benefit Base on prior rider anniversary = $180,000
  200% x Sum of (i) and (ii) = $200,000
(i)	Benefit Base on the rider date = $100,000
(ii)	Subsequent premium payments = $0

Your Benefit Base will be $200,000.

Each Rider Anniversary After the Earlier of the First Withdrawal and the Rider Anniversary Following the End of the Roll-Up Period (except Rider Anniversary next following youngest Covered Person’s 70th birthday occurring after the Rider Anniversary immediately following the end of the Roll-Up Period)On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the roll-up period, we will re-calculate the Benefit Base. The Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended, in which case it will be set to the second of the two values described below:
  the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature, described below, has not been suspended); and
  the Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

Example

Assume that you made a withdrawal from the contract. Assume further, your Benefit Base on prior rider anniversary was $106,500, your Contract Value is $110,000 and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $110,000
  Benefit Base on prior rider anniversary = $106,500

Your Benefit Base will be $110,000.

Automatic Step-Up FeatureThe rider includes an automatic step-up feature. Like the roll-up feature, the automatic step-up feature allows for an increase in the Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the Benefit Base then in effect; that is, the Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such Benefit Base, we will automatically increase, or “step-up” the Benefit Base to equal the Contract Value. Any step-up occurs after any roll-up as described above. You should know the fee percentage for the rider may be increased if we step-up the Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. You can decline the step up and any associated fee increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the automatic step-up will not occur and the automatic step-up feature will be suspended immediately. If you decline an automatic step-up in the Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic step-up option by contacting us at the phone number or address provided on the first page of the prospectus.
Taking WithdrawalsThe following section describes how taking withdrawals may impact the Benefit Base. Prior to the Benefit Eligibility Date, all withdrawals are considered excess withdrawals. Withdrawals will reduce the Benefit Base by the same proportion as Contract Value is reduced by the withdrawal. If the Benefit Base is greater than the Contract Value at the time of the withdrawal, the withdrawal will reduce the Benefit Base by more than the withdrawal amount as shown in the example below. Then, on the Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60, if the single life option is in effect or the date the younger spouse attains age 65, if the spousal life option is in effect, we will calculate the Annual Benefit Amount using the reduced Benefit Base.

Example

Assume the Contract Value is $50,000 and the Benefit Base is $75,000. A withdrawal of $5,000 is made prior to the Benefit Eligibility Date. The Contract Value is reduced by 10% ($5,000 / $50,000) as a result of the withdrawal. Therefore, the Benefit Base is reduced by 10% or $7,500. The new Benefit Base is
$75,000 - $7,500 = $67,500.

After you reach the Benefit Eligibility Date, whether withdrawals will reduce the Benefit Base depends on whether cumulative withdrawals in any rider year exceed the Annual Benefit Amount as described below. The Annual Benefit Amount is not available to you for withdrawals or payments unless you have reached the Benefit Eligibility Date.

  If cumulative withdrawals in any rider year after the Benefit Eligibility Date do not exceed the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.
  If a withdrawal causes the cumulative withdrawals in any rider year after the Benefit Eligibility Date to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal. This reduction in the Benefit Base reduces the amount of future permitted withdrawals and may also reduce any amount available for guaranteed payments if the Contract Value goes to zero.

  Currently, withdrawals taken after the Benefit Eligibility Date to meet Internal Revenue Code Required Minimum Distribution (“RMD”) requirements as defined by the Internal Revenue Code are not considered to exceed the Annual Benefit Amount and therefore do not reduce the Benefit Base. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

(a)	=	the current Annual Benefit Amount;
(b)	=	the RMD for the 1st calendar year during the rider year; and
(c)	=	the RMD for the 2nd calendar year during the same rider year.

Sample calculations showing the effect of a withdrawal that is equal to the Annual Benefit Amount and then a withdrawal that is more than the Annual Benefit Amount

Assume that your Contract Value is $100,000 and your Benefit Base is $120,000. Assume you are making your first withdrawal and that you have already reached the Benefit Eligibility Date.

Since this is your first withdrawal (and it is occurring after the Benefit Eligibility Date), the Annual Benefit Percentage is determined by the youngest Covered Person’s attained age on the date of first withdrawal.

Assume this Annual Benefit Percentage is 5%. The Annual Benefit Amount therefore is $6,000, which is 5% multiplied by the Benefit Base (5% times $120,000). Now assume that the withdrawal amount is $6,000. Since your cumulative withdrawals during the rider year have not exceeded the Annual Benefit Amount, the amount withdrawn is not considered to be an excess withdrawal and there is no adjustment to your Benefit Base. So your Contract Value will decrease to $94,000 as a result of your withdrawal, but your Benefit Base will remain at $120,000.

Assume that later that rider year, you withdraw an additional $10,000 and that the Contract Value prior to the withdrawal was $96,000. Your Contract Value would reduce to $86,000 as a result of the second withdrawal. Your cumulative withdrawals for the year are now $16,000, which exceeds your Annual Benefit Amount by $10,000. The excess withdrawal reduced your Contract Value by 10.42% ($10,000 divided by $96,000), and accordingly, your Benefit Base is reduced by 10.42%, from $120,000 to $107,500. Your Annual Benefit Amount would be recalculated as 5% of $107,500 or $5,375.

Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the Annual Benefit Amount are considered to be within the contract’s free withdrawal amount. However, withdrawals above the Annual Benefit Amount, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see “Surrender of Contract and Withdrawals” and “Federal Income Taxes” for more information.

Extended Care Enhancement

The Extended Care Enhancement is an optional feature available with the Phoenix Flexible Withdrawal Protector rider that allows for an increase in the Annual Benefit Amount when the Covered Person is confined to a nursing home, and meets the conditions specified below. As with other benefits provided by the rider, this benefit is available only on and after the Benefit Eligibility Date. This feature is not available after the contract issue date and is subject to state availability.

Conditions

We will increase the Annual Benefit Amount when the Covered Person has been confined to a nursing home as defined below for a least one day of the rider year, and has met the elimination period and waiting period requirements. This increase in the Annual Benefit Amount lasts for the same amount of time the Covered Person is confined and is calculated as described below. To meet the elimination period requirements, the Covered Person must have been confined to a nursing home for at least 180 consecutive days within the last 365 days. To meet the waiting period requirements, the Covered Person must not have been confined to a nursing home 12 months before the rider date and twelve months following the rider date. If you are confined to a nursing home during the waiting period, you will never be eligible for benefits under the Extended Care Enhancement.

  A nursing home is a facility that is licensed to operate pursuant to the laws and regulations of the state in which is it located as a nursing home to provide 24-hour convalescent and related nursing care services 7 days a week by an on-site registered nurse on a continuing inpatient basis for persons who are chronically ill or who otherwise require assistance in performing the basic activities of daily living. The facility must provide care prescribed by a physician and performed or supervised by a registered graduate nurse. In addition the facility must have a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician.
  A nursing home does not include a hospital (acute care), a rehabilitation hospital, an assisted living facility, a facility for the treatment of alcoholism, drug addiction, mental illness, or nervous disorders, a rest home (a home for the aged or a retirement home), a residential care facility, or any other facility which does not, as its primary function, provide assistance in performing the basic activities of daily living.

No benefits under the Extended Care Enhancement feature will be provided if other similar benefits have been purchased through the Company, or any of its subsidiaries or affiliates.

If the Extended Care Enhancement feature is in effect, and you have met the above conditions, we will determine the Annual Benefit Amount by multiplying the Benefit Base by a specified percentage, currently 200%, multiplied by the Annual Benefit Amount Percentage. When the Covered Person is no longer confined to a nursing home, we will reduce the Annual Benefit Amount to that which is ordinarily provided under the Phoenix Flexible Withdrawal Benefit.

Payment of the Annual Benefit Amount when the Contract Value is greater than zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. After you reach the Benefit Eligibility Date, you may take withdrawals equal to the Annual Benefit Amount each year the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments equal to a specified amount or can request payments according to your own schedule. See “Systematic Withdrawal Program” for additional details about how to use this program and the program’s restrictions.

Payment of the Annual Benefit Amount when the Contract Value is zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. If, when the Contract Value goes to zero, the Benefit Base is greater than zero, then, one month after the later of the date the Contract Value goes to zero and the Benefit Eligibility Date, we will begin to pay you equal monthly payments of an amount that will equal the Annual Benefit Amount divided by twelve. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

Maximum Maturity Date Benefit

If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See “The Annuity Period”

Termination of Phoenix Flexible Withdrawal Benefit

The rider will terminate without value on the date the first of any of the following events occur:

1.	any Covered Person is changed;
2.	annuity payments begin under an annuity payment option as described in the contract;
3.	the contract, to which the rider is attached, terminates;
4.	the owner elects to terminate the rider;
5.	when any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;
6.	the Contract Value and Benefit Base are both reduced to zero;
7.	any Covered Person under the single life option, or the surviving Covered Person under the spousal life option dies; or
8.	you assign any rights or interest in the rider.

Once the rider is terminated it cannot be reinstated and the pro rata portion of the rider fee will be deducted from the Contract Value on the date the rider terminates.

Special Risks Associated with Withdrawals

The following chart demonstrates special risks that are associated with taking withdrawals when the Phoenix Flexible Withdrawal Protector is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered “permitted” or “excess” is described in the section “Taking Withdrawals”, in the description of the Benefit Base. When the Contract Value is reduced to zero, lifetime payments will begin and withdrawals are no longer allowed from the contract.

Scenario	No Withdrawals	Permitted Withdrawals	Excess Withdrawals
Automatic Contract Value reduction		X	X
Reduction to Benefit Base			X
Gives you the highest potential Annual Benefit Amount available under the rider[1]	X
Cancels your ability to have subsequent premium payments automatically increase the Benefit Base		X	X
Cancels your ability to “roll-up” and increase your Benefit Base		X	X
Reduces the likelihood of an automatic step-up2		X	X
Premium payments increase the Benefit Base	X
Potential to terminate the rider without value if reduces the Contract Value to zero			X
Permanently sets the Annual Benefit Percentage		X	X
Permanently sets the Annual Benefit Amount if the Contract Value is reduced to zero and the Benefit Base is greater than zero		X
Potential surrender charges			X
Potential premium taxes and/or federal income tax consequences		X	X
[1]	The potential Annual Benefit Amount is greatest if at the end of the roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.
[2]	In order to obtain an automatic step-up, your Contract Value must be greater than your Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

GMWB 2007 and earlier versions (available only if Phoenix Flexible Withdrawal Protector is not available in your applicable state).

This optional rider provides a Guaranteed Minimum Withdrawal Benefit that guarantees a minimum amount that you will be able to withdraw from your contract, regardless of investment performance. GMWB is intended to help protect you against poor market performance if you make withdrawals within the limits described below. GMWB does not establish or guarantee a Contract Value or in any way guarantee the investment performance of any investment option available under the contract. You may begin taking withdrawals immediately or at a later time. You will not lose the guarantee if you don’t make withdrawals or if you withdraw less than the limit allowed as specified below. If you do make withdrawals, income taxes, tax penalties and surrender charges may apply. A fee for this benefit is deducted on each contract anniversary. See the “Optional Benefit Fees” chart and refer to “Deductions and Charges” above.

Currently we allow you to elect GMWB only on the Contract Date. We may remove this restriction in the future.

This benefit is not available to you if you are the beneficiary of a deceased Owner’s Contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Asset Allocation or Strategic Program Requirement

If you purchase GMWB, you must select one of the approved programs through which to allocate your premium payments and Contract Values. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may, at any time, switch your current program or option to another, as well as to any modified or new programs or options the Company may make available. We reserve the right to restrict availability of investment options.

Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMWB if it has terminated. If a program is eliminated while GMWB is in effect, you will receive notice and you must choose, in consultation with your registered representative, among the other programs and options available.

Descriptions of the programs are found in “Asset Allocation and Strategic Programs” above.

GMWB 2007 (issued on or after January 16, 2007 and before Phoenix Flexible Withdrawal Protector becomes available in your applicable state)

GMWB 2007, guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the annual benefit amount until the first death of any Covered Person, if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect even if your Contract Value reduces to zero.

Benefit Eligibility Date

The Benefit Eligibility Date represents the date when your lifetime Annual Benefit Amount is available to you.

The Benefit Eligibility Date when the for Single Life Option is in effect is the later of the date that this rider is added to the contract (the “rider date”) and the contract anniversary on or following the date the youngest Covered Person attains age 60.

The Benefit Eligibility Date when the Spousal Life Option is in effect is the later of the rider date or the contract anniversary on or following the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, the Benefit Eligibility Date will be reset to the later of (a)the contract anniversary following the spouse’s date of death, and (b)the contract anniversary on or following the surviving spouse attaining age 65.

Covered Person

The Covered Person is the person whose life is used to determine the duration of lifetime Annual Benefit Amount payments. The Covered Person must be a natural person; the owner, however, can be a non-natural person, e.g., a trust or corporation can be designated.

Single Life Option

Covered Person(s) can be one or more lives. If there is only one designated owner, that owner is the Covered Person. If there are multiple owners, all owners are Covered Persons. If none of the owners are a natural person, all annuitants become the Covered Persons. The rider terminates upon the first death of the Covered Person(s).

Spousal Life Option

Generally, Covered Persons must be two legal spouses under Federal law to receive any economic benefit from the election of this option (see “Spousal Definition” for further discussion of spousal qualifications).

For contracts issued in New Jersey and Oregon, Covered Persons must be either two legal spouses under federal law or domestic partners under state law. If there is only one designated owner, the Covered Persons must be the owner and the owner’s spouse, and the spouse must be the sole beneficiary. If there are spousal owners, the Covered Persons must be the spousal owners, and they must both be the beneficiaries. You cannot elect the Spousal Life Option if you wish to designate multiple non-spousal owners, or ownership by a non-natural person. The rider terminates upon the last death of the Covered Persons.

Annual Benefit Amount

If your Contract Value is greater than zero, the Annual Benefit Amount represents the maximum amount you can withdraw each Contract Year after the Benefit Eligibility Date without reducing the Benefit Base. If your Contract Value reduces to zero, the Annual Benefit Amount represents the annual lifetime amount we will pay.

Prior to the Benefit Eligibility Date, the Annual Benefit Amount is set equal to zero. On and after the Benefit Eligibility Date, the Annual Benefit Amount equals 5% of the Benefit

Base. The Annual Benefit Amount is recalculated whenever the Benefit Base is recalculated, as specified below. The Annual Benefit Amount may never be less than zero.

Benefit Base

The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. On the rider date, the Benefit Base is equal to the Contract Value. Thereafter, the Benefit Base may be increased by an applicable Roll-Up, or Automatic Step-Up, or subsequent premium payments. The Benefit Base may be reduced by withdrawals. The Benefit Base may never exceed $5,000,000.

Subsequent Premium Payments

When a subsequent premium is received, the Benefit Base equals the current Benefit Base plus the premium payment amount.

Withdrawals Prior to Benefit Eligibility Date

Prior to the Benefit Eligibility Date, withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements (as defined by the Internal Revenue Code), will reduce the Benefit Base in the same proportion as the Contract Value is reduced. Surrender charges may also be assessed if the withdrawal is made within the surrender charge period.

Withdrawals On or After Benefit Eligibility Date

On or after the Benefit Eligibility Date, withdrawals may cause the Benefit Base to be reduced, depending on the amount of the withdrawal.

  If cumulative withdrawals in any Contract Year are less than or equal to the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.
  If a withdrawal causes the cumulative withdrawals during a Contract Year to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal.
  Withdrawals taken to meet the Required Minimum Distribution requirement will be deemed to be within the Annual Benefit Amount and will not cause the Benefit Base to be reduced.

Roll-Up

On each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by a percentage of the Benefit Base as of the prior contract anniversary, or, for the Roll-Up at the end of the first contract year, a percentage of the Benefit Base on the last valuation date of the first contract year, prior to any Step-Up. The percentage applied is determined when your contract is issued and is shown on the rider specifications page for your rider. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below.

Automatic Step-Up

On each contract anniversary after the rider date, the Contract Value and Benefit Base are compared. If the Contract Value is greater than the current Benefit Base, we will automatically step-up the Benefit Base to equal the Contract Value. If, however, the Automatic Step-Up has been suspended, as described below, no Automatic Step-Up will occur.

We may prospectively increase the fee percentage on the effective date of any Automatic Step-Up, subject to the maximum fee percentage of 1.50%. If there is an increase in the fee percentage, we will notify you at least 30 days prior to the contract anniversary. You can decline the increase by contacting us no later than seven days prior to the contract anniversary. If you decline the fee increase, the Automatic Step-up feature will be suspended immediately and your fee percentage will remain unchanged. Once your Automatic Step-up is suspended, you will no longer be eligible for any future Automatic Step-up unless you later request in writing to reactivate it. After we receive your request for reactivation, the Automatic Step-up will resume on the following contract anniversary and the fee percentage effective at that time will apply.

Contract Value Reduced to Zero

When the Contract Value is reduced to zero, the contract terminates and all rights under the contract and the rider terminate other than as described below.

We will pay you an amount per year equal to the Annual Benefit Amount, until the first death of the Covered Person(s) for the Single Life Option, or until the last death of the Covered Persons for the Spousal Life Option. We will automatically make monthly payments equal to one-twelfth of the Annual Benefit Amount. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

If the Contract Value is reduced to zero before the Benefit Eligibility Date, we will calculate the Annual Benefit Amount. The new Annual Benefit Amount is equal to 5% of the Benefit Base at the time the Contract Value reduces to zero. Monthly Payments, however, will not commence until one month after the Benefit Eligibility Date.

If the Contract Value is reduced to zero on or after the Benefit Eligibility Date, monthly payments will commence one month after the Contract Value reduces to zero.

Payments under the Single Life Option cover only one life, and will continue until the first death of the Covered Person(s). All Covered Persons must be living on the date we make the first payment.

Payments under the Spousal Life Option cover two spousal lives, and will continue until the last death of the Covered Persons. Under the Spousal Life Option at least one of the Covered Persons must be living on the date we make the first payment.

Cancellation

You may cancel this rider at anytime in writing in a form acceptable to us. Once cancelled, all rights and benefits under the rider terminate. We will assess the current year rider fee at time of cancellation prorated by the time elapsed for the contract year. Past rider fees will not be refunded.

Termination of Benefit

This benefit will terminate without value on the occurrence of any of the following dates the date of first death of the Covered Person(s) for the Single Life Option, or the date of last death of the Covered Persons for the Spousal Life Option. the date there is a change of contract Owner(s) (or Covered Person if the contract Owner is a non-natural person); the date annuity payments commence under an Annuity Payment Option as described in the contract; the date the contract to which this benefit is attached terminates; the date any investment restriction is violated; the date both the Contract Value and Benefit Base have been reduced to zero; or the date the contract Owners elect in writing to terminate the benefit.

Version I (issued prior to January 16, 2007),

Version I, issued prior to January 16, 2007, provides a Guaranteed Minimum Withdrawal Benefit that guarantees at least the return of your Contract Value on the date that this rider is added to the contract) plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage. The Benefit Amount Percentage is currently 105%. If your rider was issued on or after November 16, 2005 in states where the rider has been approved, you must annuitize your contract under one of the GMWB Annuity Payment Options described below to receive the benefits provided by this rider.

Version I offers four options: GMWB 5, GMWB 7, Lifetime GMWB and Lifetime GMWB for 2—Spousal Continuation (“Lifetime GMWB for 2”). GMWB 5 and GMWB 7 are non-lifetime withdrawal benefits; Lifetime GMWB and Lifetime GMWB for 2 are lifetime withdrawal benefits. Version I guarantees withdrawals or payments each year equal to the Withdrawal Limit until we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage. In addition, if you elect Lifetime GMWB and the owner is alive after we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage, we will continue to make payments each year equal to the Withdrawal Limit until the death of the owner. If you elect Lifetime GMWB for 2 and the owner and/or beneficiary is alive after we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage, we will continue to make payments each year equal to the Withdrawal Limit until the later of the death of the owner and beneficiary.

You elect one option of the GMWB on the rider date and this election is irrevocable except as provided in the Optional Reset provision described below. Currently, we only allow you to elect this rider on the Contract Date. The GMWB can not be terminated except as described below.

This rider is subject to the following issue age, ownership, and beneficiary limitations, subject to state regulations.

For the GMWB 5 and GMWB 7 options, for nonqualified plans, the base contract minimum and maximum issue ages apply to this rider. For qualified plans, the base contract minimum issue age applies to this rider and the maximum issue age is 80.

For the Lifetime GMWB option, there can be only one owner, and the owner must be a natural person. For nonqualified plans, the base contract maximum issue age applies to this rider and the minimum issue age is 60. For qualified plans, the minimum issue age is 60 and the maximum issue age is 80.

For the Lifetime GMWB for 2 option, there may be one or two owners and both must be natural persons. If there is one owner, the spouse must be sole beneficiary and eligible for spousal continuation of contract. If there are two owners, they must be spouses and eligible for spousal continuation of contract; the same two individuals must be the beneficiaries. For nonqualified plans, the minimum issue age is 65 for the owner and beneficiary and the base contract maximum issue age applies to this rider. For qualified plans, the minimum issue age is 65 for the owner and beneficiary and the maximum issue age is 80 for the owner and beneficiary.

Benefit Amount

The Benefit Amount is the amount available for withdrawals or payments and is established for the sole purpose of determining the Withdrawal Limit, Benefit Payment and Benefit Payment Duration. It is not used in calculating the surrender value or other values or benefits.

The Benefit Amount is calculated on the rider date. If the rider is not issued as a result of an Optional Reset, the Benefit Amount is equal to the Contract Value on the rider date multiplied by the Benefit Amount. The Benefit Amount will change as a result of subsequent premium payments, withdrawals or an Optional Reset as described below.

The Benefit Amount is recalculated after each subsequent premium payment. The new Benefit Amount is equal to the current Benefit Amount plus Benefit Amount Percentage multiplied by the subsequent premium payment. If your rider was issued on or after November 16, 2005 in states where the rider has been approved, the new Benefit Amount (calculated as a result of a subsequent premium payment) will never be greater than the Contract Value on the rider date plus total subsequent premium payments less total withdrawals made after the rider date, multiplied by the Benefit Amount Percentage.

The Benefit Amount is recalculated after each withdrawal. If the Contract Value before the withdrawal is greater than or equal to the Benefit Amount before the withdrawal, the new Benefit Amount is equal to the Benefit Amount before the withdrawal less the amount of the withdrawal. If the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit and if the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal, then the new Benefit Amount is equal to the Contract Value after the withdrawal. The Benefit Amount may never be less than zero.

Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

Withdrawal Limit

The Withdrawal Limit is calculated on the rider date and is equal to the initial Benefit Amount multiplied by the Withdrawal Limit Percentage, currently 7% for GMWB 7 and 5% for GMWB 5, Lifetime GMWB and Lifetime GMWB for 2. The Withdrawal Limit will change as a result of subsequent premium payments, withdrawals or an Optional Reset as described below.

If the sum of all withdrawals in any given rider year does not exceed the Withdrawal Limit, no surrender charge will be deducted, even if such withdrawals exceed the free withdrawal amount. If the free withdrawal amount is less than the Withdrawal Limit, withdrawals in excess of the Withdrawal Limit will be subject to a surrender charge.

Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

If your rider was issued before November 16, 2005 or in states where the rider has not been approved:

The Withdrawal Limit is recalculated after each subsequent premium payment. The new Withdrawal Limit is equal to (A) multiplied by (B), added to (C), where:

(A)	=	Withdrawal Limit Percentage;
(B)	=	Benefit Amount Percentage multiplied by the premium payment; and
(C)	=	current Withdrawal Limit.

The Withdrawal Limit is recalculated after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit and if the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the Contract Value after the withdrawal. The Withdrawal Limit may never be less than zero. If the Benefit Amount is reduced to zero, then the Withdrawal Limit is equal to zero.

If your rider was issued on or after November 16, 2005 in states where the rider has been approved:

The Withdrawal Limit is recalculated after each subsequent premium payment. The new Withdrawal Limit is equal to the greater of the current Withdrawal Limit and the Withdrawal Limit Percentage multiplied by the Benefit Amount after the subsequent premium payment.

The Withdrawal Limit is recalculated after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the Contract Value after the withdrawal. The Withdrawal Limit may never be less than zero.

Optional Reset

The purpose of an Optional Reset is to lock in a higher Benefit Amount, which may increase the Withdrawal Limit and lengthen the period of time over which withdrawals and payments can be taken. Locking in a higher Benefit Amount increases your total future guaranteed withdrawals or payments.

If you have Lifetime GMWB or Lifetime GMWB for 2, you may elect an Optional Reset on the first rider anniversary or any subsequent rider anniversary where the Contract Value is greater than the Benefit Amount. If you have GMWB 5 or GMWB 7, you may elect an Optional Reset on the fifth rider anniversary or any rider anniversary thereafter where the Contract Value is greater than the Benefit Amount.

If you elect the Optional Reset, we will terminate the existing rider and issue a new rider. At that time, you will be given the opportunity to change to a different version of the GMWB if you meet all of the issue age, ownership and beneficiary requirements. You must notify us within 30 days after the rider anniversary that you wish to elect the Optional Reset.

As a result of an Optional Reset, we will set the Benefit Amount equal to the Contract Value on the date of the reset. In addition, we will set the Withdrawal Limit equal to the Withdrawal Limit Percentage (under the new rider) multiplied by the Benefit Amount. We will also reset the Benefit Amount Percentage and the GMWB Fee Percentage to the then current percentages we are offering for new issues of the rider on the date of the reset. The GMWB Fee Percentage will never exceed the maximum charge of shown in the table of “Optional Benefit Fees.”

We reserve the right to prohibit the Optional Reset if we no longer offer GMWB as an additional option on new issues of the contract.

Contract Value Reduced to Zero

If the Contract Value is reduced to zero, you will begin receiving monthly payments one month following the date the Contract Value is reduced to zero as described below. Subsequent payments will be made on the same date each month as the first payment. Payments may not be commuted or accelerated. Once you begin receiving monthly payments you will be prohibited from making any further premium payments, withdrawals, transfers, surrenders, or commencing annuity payments under an Annuity Payment Option as described in the contract. In addition, you will be prohibited from electing the Optional Reset or any other optional riders previously available under your contract.

The Benefit Payment is the amount of each monthly payment we will make to you after your Contract Value has been reduced to zero. The Benefit Payment is calculated on the date the Contract Value is reduced to zero. The Benefit Payment is equal to one twelfth of the Withdrawal Limit on the date the Contract Value is reduced to zero.

The Benefit Payment Duration is the number of months it will take for us to return the Benefit Amount remaining on the date the Contract Value is reduced to zero. The Benefit Payment Duration is equal to (A) divided by (B), rounded to the next highest whole number, where:

A	=	the Benefit Amount on the date the Contract Value is reduced to zero; and
B	=	the amount of the Benefit Payment.

The Benefit Payment Duration may be zero, if (A) above is equal to zero.

If your rider was issued before November 16, 2005 or in states where the rider has not been approved:

You will receive monthly payments equal to the Benefit Payment for the Benefit Payment Duration. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of monthly payments. Except to the extent required under Federal income tax laws, the total annual payments will not exceed the Withdrawal Limit on the date the Contract Value was reduced to zero. Monthly payments made under this rider shall be considered withdrawals from the contract under Federal income tax law, and shall be subject to the same requirements as any other withdrawal. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract may need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

If your rider was issued on or after November 16, 2005 in states where the rider has been approved:

We will set the Maturity Date equal to the date the Contract Value is reduced to zero. If you have GMWB 5 or GMWB 7 and the Benefit Amount is greater than zero, you will receive fixed annuity payments under the GMWB Specified Period Certain Payment Option described below. If you have Lifetime GMWB and the original owner is alive, you will receive fixed annuity payments under the GMWB Life with Period Certain Payment Option described below. If you have Lifetime GMWB and the original owner is not alive (but the beneficiary has elected to continue the contract under spousal continuation) and the Benefit Amount is greater than zero, you will receive fixed annuity payments under the GMWB Specified Period Certain Payment Option described below. If you have Lifetime GMWB for 2, you will receive fixed annuity payments under the GMWB Joint Life with Period Certain Payment Option described below.

GMWB Annuity Payment Options

This section describes the GMWB Annuity Payment Options available if your rider was issued on or after November 16, 2005 in states where the rider has been approved.

GMWB Specified Period Certain Payment Option: We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. Upon the death of the last surviving owner (or annuitant, if the owner is a non-natural person), annuity payments, if any remain, will continue to the beneficiary. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of monthly fixed annuity payments under this option.

GMWB Life with Period Certain Payment Option: We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. If the owner is still alive after the Benefit Payment Duration, we will continue to make payments until the death of the original owner, subject to proof of survivorship. Upon the death of the owner, annuity payments, if any remain, will continue to the beneficiary.

GMWB Joint Life with Period Certain Payment Option: We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. If the owner is still alive after the Benefit Payment Duration, we will continue to make payments until the later of the death of the original owner and the beneficiary, subject to proof of survivorship. Upon the death of the owner and beneficiary, annuity payments, if any remain, will continue to the beneficiary.

Benefit Termination

This benefit will terminate without value on the occurrence of any of the following events:

the change of ownership of the contract for any reason; or the commencement of annuity payments under an Annuity Payment Option as described in the contract; or termination of the contract to which this benefit is attached; or the election of the Optional Reset, if available; or the surrender of the contract; or the death of the owner (or annuitant, if the owner is a non-natural person) unless the contract is continued by a surviving spouse; or any portion of the Contract Value is no longer invested in accordance with the requirements of an asset allocation program; or

if you have GMWB 5 or GMWB 7, when the Contract Value and Benefit Amount have been reduced to zero; or if you have Lifetime GMWB, when the Contract Value and Benefit Amount have been reduced to zero and upon death of the original owner; or if you have Lifetime GMWB for 2, when the Contract Value and Benefit Amount have been reduced to zero and upon the later of the death of the original owner and the beneficiary. Phoenix Retirement Protector:
A Flexible Combination (GMAB/GMWB) Benefit

Summary of Benefit

The Phoenix Retirement Protector rider may be elected by you for an additional charge at the time you purchase your contract or after your contract is issued, if it has been made available in your applicable state by us. You may only purchase one Optional Guaranteed Benefit with the contract. Phoenix Retirement Protector combines two different guarantees into one rider: (i) a guaranteed minimum accumulation benefit (“GMAB”), and (ii) a guaranteed minimum withdrawal benefit (“GMWB”). You may also elect an optional guaranteed minimum death benefit (“GMDB”) with the Phoenix Retirement Protector, also for an additional charge. When you elect the Phoenix Retirement Protector, the GMAB and GMWB components are automatically included. You must elect the GMDB component, a feature only available for election when the contract is first issued, to be included as part of the rider at the time you purchase the contract. By purchasing this rider, you are able to obtain a GMAB and a GMWB through the same contract. This may be appropriate if you want to be able to use the contract either for maximum accumulation or for maximum ability to provide payments at the time you purchase your contract. However, certain actions which have a positive impact on one component of the benefit may have a negative impact on another component of the benefit. As a result, you should carefully consider the impacts of various events and transactions on each benefit component.

Some of the terms and features of the GMAB and GMWB components of this benefit are different from the individually offered GMAB and GMWB riders.

For example, the GMAB component offered under Phoenix Retirement Protector provides for a step-up of the GMAB Benefit Base and a new 10-year GMAB waiting period at the end of each GMAB waiting period; the stand-alone GMAB rider does not provide for a step-up and only provides the initial 10-year waiting period. You should consider the GMAB component offered under Phoenix Retirement Protector if you want the opportunity to lock-in market gains or if you have a longer investment horizon and could potentially benefit from multiple waiting periods. However, if you simply want a return of first-year premium at the end of the initial 10-year waiting period, then you should consider the individually offered GMAB. For example, the GMWB component offered under Phoenix Retirement Protector provides for a lifetime and a non-lifetime Annual Benefit Amount and allows you to choose between lifetime and non-lifetime payments when the contract value is reduced to zero; the stand-alone GMWB rider only provides a lifetime Annual Benefit Amount. You should consider the GMWB component offered under Phoenix Retirement Protector if you want the flexibility to guarantee lifetime income payments or income payments over a specified period of time or if you want the flexibility to defer the decision between lifetime and non-lifetime payments to the date the Contract Value is reduced to zero. However, if you know that you won’t have a need for non-lifetime income payments, then the individually offered GMWB may be more appropriate for you. For example, if you don’t know what your future accumulation and/or income needs may be on the date your contract is issued, then you should consider the Phoenix Retirement Protector because it provides a GMAB and GMWB through the same contract and allows you to defer the decision between accumulation and income. However, if you know what your future accumulation or income needs will be on the contract issue date (and you know you won’t have a need for both accumulation and income benefits), then you should consider the individually offered GMWB or GMAB. Finally, the fees for the Phoenix Retirement Protector differ from the individually offered GMWB and GMAB rider fees.

The basic benefits and risks of each component of Phoenix Retirement Protector and more detailed descriptions of how the benefits are calculated are described below.

The GMAB Component

The GMAB component of Phoenix Retirement Protector guarantees a return of a specified percentage of premium after a waiting period regardless of the performance of the asset allocation program(s) in which your premiums and Contract Value have been invested. This feature may be important to you if you are interested in maximizing your Contract Value during the accumulation period. The GMAB does not guarantee the performance of any investment option offered under the contract. The GMAB may have limited usefulness if you need to take withdrawals pursuant to the IRS minimum distribution requirements because of the potential negative effects withdrawals have on the GMAB’s benefits. As a result, you should consult with your tax adviser before selecting a rider with a GMAB feature.

The GMWB Component

The GMWB component guarantees a minimum amount in payments or withdrawals from the contract provided you remain within certain restrictions and limitations described below. When you elect this benefit you choose whether to take withdrawals and payments under the single life option or the spousal life option. Once you make this election, you cannot change it. This choice affects the amount of benefit you may be entitled to receive at various ages and, once your Contract Value goes to zero, the life for which benefit payments will be made.

Contract Value is greater than zero: Guaranteed Withdrawals

While the Contract Value is greater than zero the GMWB component guarantees that you can make withdrawals from the contract each year up to the Non-Lifetime Annual Benefit Amount, or the Lifetime Annual Benefit Amount, if you have met the GMWB’s terms and conditions. The Non-Lifetime Annual Benefit Amount becomes available for withdrawals on the rider date. The Lifetime Annual Benefit Amount is not available for withdrawals until the date the youngest Covered Person covered by the rider reaches a particular age, which is currently age 60 for the single life option and age 65 for the spousal life option. This is called the GMWB Benefit Eligibility Date. The Non-Lifetime Annual Benefit Amount equals a percentage shown on your rider specifications page multiplied by the “GMWB Benefit Base.” The Lifetime Annual Benefit Amount is a percentage called the “Lifetime Annual Benefit Percentage” multiplied by the GMWB Benefit Base or, if the first withdrawal occurs prior to the GMWB Benefit Eligibility Date, by the lesser of the GMWB Benefit Base or the Contract Value. The Lifetime Annual Benefit Percentage is shown on your rider specifications page and varies based on the attained age of the youngest Covered Person on the date of the first withdrawal.

Withdrawals from the contract affect the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount, and the GMWB Benefit Base differently. A brief summary is provided below. A more detailed description of the impact of withdrawals is provided in the “Taking Withdrawals” section.

Certain types of withdrawals will not impact the Non-Lifetime Annual Benefit Amount. This includes cumulative withdrawals in any rider year within the Non-Lifetime Benefit Amount taken before or after the GMWB Benefit Eligibility Date. Certain types of withdrawals will not impact the Lifetime Annual Benefit Amount. This includes cumulative withdrawals in any rider year within the Lifetime Annual Benefit Amount, once you have reached the GMWB Benefit Eligibility Date. Certain types of withdrawals will impact the Non-Lifetime Annual Benefit Amount.
  Cumulative withdrawals in any rider year taken before or after the GMWB Benefit Eligibility Date in excess of the Non-Lifetime Annual Benefit Amount reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.
Certain types of withdrawals will impact the Lifetime Annual Benefit Amount.
  Withdrawals taken prior to the GMWB Benefit Eligibility Date affect the Lifetime Annual Benefit Amount in several ways. If you take a withdrawal from the Contract prior to the GMWB Eligibility Date we will permanently set the Lifetime Annual Benefit Percentage to 5% on the GMWB Benefit Eligibility Date. You may also reduce the Lifetime Annual Benefit Amount that becomes available to you on the GMWB Benefit Eligibility Date because we will use a different calculation to determine the Lifetime Annual Benefit Amount than we would have used had a withdrawal not been taken. Additionally, withdrawals taken prior to the GMWB Benefit Eligibility Date will reduce your GMWB Benefit Base and we will use the lesser of this reduced GMWB Benefit Base and the Contract Value in calculating the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.
  Cumulative withdrawals in any rider year taken after the GMWB Benefit Eligibility Date in excess of the Lifetime Annual Benefit Amount reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.

Withdrawals reduce the GMWB Benefit Base either by the dollar amount of the withdrawal or by the same proportion as the Contract Value is reduced by the withdrawal regardless of when the withdrawal is taken. (See the “Taking Withdrawals” section in the description of the GMWB Component.)

The GMWB Benefit Base, and ultimately the Non-Lifetime and Lifetime Annual Benefit Amounts, may be increased by premium payments and certain features of the GMWB.

You may still take withdrawals prior to the GMWB Benefit Eligibility Date or in excess of the Lifetime Annual Benefit Amount, but these withdrawals may significantly reduce or eliminate the value of the lifetime guarantees provided by the GMWB component of Phoenix Retirement Protector. See the chart of “Special Risks Associated with Withdrawals” at the end of this section. Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distributions, are considered to be within the contract’s free withdrawal amount and are not subject to surrender charges under the contract. However, withdrawals, including withdrawals taken to meet Required Minimum Distributions, that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, as defined below and the contract’s free withdrawal amount are subject to any surrender charges imposed under the contract. See “Surrender of Contract and Withdrawals” and “Federal Income Taxes” for more information.

Contract Value is reduced to zero: Guaranteed Payments

If your Contract Value goes to zero and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate, and you must choose between lifetime or non-lifetime payments. The GMWB component does not provide a lifetime benefit amount prior to the GMWB Benefit Eligibility Date.

If both the lifetime and non-lifetime options are available to you and you choose lifetime payments, we will pay you the Lifetime Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life options. If you choose non-lifetime payments, we will pay you the Non-Lifetime Annual Benefit Amount until the GMWB Benefit Base is reduced to zero.

GMDB Component

The Phoenix Retirement Protector offers a guaranteed minimum death benefit (GMDB) component which you can elect for an additional fee. The benefit provides a higher GMDB than is provided under the contract provided the GMDB Benefit Base under the rider exceeds the GMDB under the contract. You should consider this benefit if your goal is to provide a higher death benefit.

Asset Allocation or Strategic Program Requirement

You must select one of the approved asset allocation programs when allocating your premium payments and Contract Value if you purchase Phoenix Retirement Protector. Consult with your registered representative before you select a program. Review your selected program periodically with your registered representative to determine if it needs to be changed. You may switch your current program at any time to another the Company has approved and made available. However, the rider fee may vary based upon the program or option you choose and the fee may increase under certain circumstances. See the table of “Optional Benefit Fees” and “Important Information on Current Fees for Optional Benefit Riders” for details. We reserve the right to restrict availability of investment options and programs.

Canceling out of programs altogether will cause the rider to terminate without value. Consult your registered representative before you cancel out. Later re-enrollment is allowed. However, once you cancel out, later re-enrollment in a program will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available. Consult with your registered representative to make an appropriate selection and return the form we require to the Annuity Operations Division. Descriptions of the programs are found in “Asset Allocation and Strategic Programs” above.

Important Terms and Conditions related to Phoenix Retirement Protector

If you purchased your rider at the time you purchased your contract the rider date is the same as the contract date and rider years are measured the same as contract years. If you purchased your rider after your contract was issued, your rider date is the contract anniversary immediately following the date you elect the rider and your rider years are measured from your rider date.

(i) Guaranteed Minimum Accumulation Benefit (“GMAB”) Component

The rider’s GMAB component guarantees a return of a specified percentage of premiums after each GMAB Waiting Period. A GMAB Waiting Period is the period of time that must elapse before you qualify for benefits under the rider’s GMAB component. Currently, the GMAB Waiting Period is 10 years, measured from the rider date. The benefit amount available after the waiting period depends on the relationship of the Contract Value to a value called the “GMAB Benefit Base”described below. After the initial GMAB Waiting Period, we will automatically compare the GMAB Benefit Base to the Contract Value after all fees have been deducted. If the GMAB Benefit Base is greater than the Contract Value after all fees have been deducted, we will add an additional amount to your Contract Value and your new Contract Value will then equal the GMAB Benefit Base. Whenever such addition occurs, a new GMAB Waiting Period begins. In addition, you may elect to increase, or “step-up” the GMAB Benefit Base as specified below. A new GMAB Waiting Period also begins when you step-up the GMAB Benefit Base. Each new GMAB Waiting Period supersedes any GMAB Waiting Period already in progress and delays the time when we will determine if an additional amount will be added to the Contract Value.

GMAB Benefit Base

As noted above, we compare the Contract Value to the GMAB Benefit Base to determine if an additional amount will be added to the Contract Value at the end of each GMAB Waiting Period. Assuming the rider was issued on the date the contract was issued, the GMAB Benefit Base is equal to the initial premium payment. If your rider is issued after the contract issue date, your GMAB Benefit Base equals the Contract Value on the date the rider is issued. Thereafter, the GMAB Benefit Base is re-calculated whenever certain triggering events occur. Generally speaking, the GMAB Benefit Base will be increased by a percentage of subsequent premium payments, and may be increased by the elective step up feature. The GMAB Benefit Base will never exceed a maximum amount. This maximum amount is 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. The GMAB Benefit Base will be set equal to zero on the date the Contract Value is reduced to zero.

Events and features causing recalculation of the GMAB Benefit Base

Premium Payments Received After the Rider DateThe GMAB Benefit Base will be increased by 100% of any premium payment received after the rider date and within the first rider year in each GMAB Waiting Period. Premiums received following the first rider anniversary within each GMAB Waiting Period do not increase the GMAB Benefit Base.

Example showing the effect of subsequent premium payments on GMAB Benefit Base

Assume the rider date is June 12, 2009 and that your initial premium payment (or if applicable, Contract Value) on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

Assume that you make an additional premium payment of $10,000 on August 24, 2009. Since this premium payment was made in the first year during the GMAB Waiting Period, 100% of the premium payment is added to the GMAB Benefit Base. Thus the GMAB Benefit Base is increased to $110,000.

Assume that you make another premium payment of $10,000 on April 5, 2012. Also assume that you have not made an elective GMAB Step-Up since the rider date. Since this premium payment was made in the third year during the GMAB Waiting Period, the GMAB Benefit Base is not increased.

Elective GMAB Step-UpYou may elect to increase, or “step up” the GMAB Benefit Base each rider year when the Contract Value is greater than the GMAB Benefit Base. To elect to step up the GMAB Benefit Base, you must notify us of this election at least 7 days before the end of the rider year. Then we will increase the GMAB Benefit Base to equal the Contract Value on the rider anniversary and a new GMAB Waiting Period will begin. If the GMWB automatic step-up has been suspended (see “Automatic Step-Up Feature” under Guaranteed Minimum Withdrawal Benefit Component below), you may not elect the GMAB step-up until you have reactivated the GMWB automatic step-up.

Example showing the effect of the elective GMAB Step-Up

Assume the rider date is June 12, 2009 and that your initial premium payment (or if applicable, Contract Value) on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

Assume that as you approach your June 12, 2015 rider anniversary, you wish to make an elective GMAB Step-Up because your Contract Value has increased since the rider date. Assume that you provide notice more than seven days prior to this anniversary of your request to step up and that you have not opted out of the GMWB step-ups.

Assume that on June 12, 2015 that Contract Value is $170,000. Since you have elected a GMAB step-up, your GMAB Benefit Base is increased to $170,000 and you begin a new GMAB Waiting Period.

Assume that you make an additional premium payment of $10,000 on August 24, 2015. Since this premium payment was made in the first rider year of the current GMAB Waiting Period, the GMAB Benefit Base is increased by the amount of the premium payment. Thus the GMAB Benefit Base is increased to $180,000

First Day Following the End of Each GMAB Waiting PeriodOn the first day following the end of each GMAB Waiting Period, if the GMAB Benefit Base is less than the Contract Value, the GMAB Benefit Base will be set equal to the Contact Value, after all fees have been deducted.
Withdrawals from the ContractOn the date of any withdrawal from the contract, the GMAB Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal.

Example showing the effect of withdrawals on the GMAB Benefit Base

Assume the rider date is June 12, 2009 and that your initial premium payment (or if applicable, Contract Value) on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

Assume you make a withdrawal of $14,000 on September 7, 2015 and that your Contract Value on that date was $140,000. In this case, the reduction in Contract Value is 10% ($14,000 divided by $140,000), and accordingly, your GMAB Benefit Base is reduced by 10% to $90,000 ($100,000 * 10% = $10,000 and $100,000-$10,000 = $90,000).

Important Considerations Regarding These Events

If would like to obtain the GMAB component’s benefit at the earliest possible date, you need to complete the initial GMAB Waiting Period (currently ten years). This means that: (1) your initial premium plus subsequent premium payments made in the first rider year is the amount that you wish to guarantee; and (2) you should not make subsequent premium payments after the first rider year or elect to step up your GMAB Benefit Base in the first ten rider years. Although making additional premium payments after the first rider year may reduce the benefit that could be paid at the end of the initial GMAB waiting period, they have the potential to increase the GMAB Benefit Base (elective GMAB Step-Up) and the GMWB Benefit Base. Work with your registered representative to determine what decision best suits your financial needs.

(ii) Guaranteed Minimum Withdrawal Benefit (“GMWB”) Component

The rider’s GMWB component provides for a lifetime and non-lifetime guaranteed minimum withdrawal benefit. On the rider date, you must choose between the single life option and the spousal life option and you cannot change your election. On the date the Contract Value is reduced to zero, you must choose between lifetime and non-lifetime payments.

The following terms are important to an understanding of this component.

“Annual Benefit Percentage” is a percentage we use to determine the Annual Benefit Amount. The Non-Lifetime Annual Benefit Percentage is currently 7%. For the Lifetime Annual Benefit Percentage, the percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the GMWB Benefit Eligibility Date (youngest Covered Person’s 60th birthday for the single life option or 65th birthday for the spousal life option), this percentage is permanently set to 4% on the GMWB Benefit Eligibility Date (5% for riders issued prior to March 9, 2009).

Single Life Attained Age	Lifetime Annual Benefit Percentage	Spousal Life Attained Age	Lifetime Annual Benefit Percentage
< 60	0%	<65	0%
60-74	4%	65-74	4%
75-84	5%	75-84	5%
85+	6%	85+	6%

See your rider’s specification page for percentages applicable prior to March 9, 2009.

“Covered Person(s)” means the person(s) whose life is used to determine the duration of lifetime payments. A Covered Person must be a natural person.

For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become the Covered Persons.

For the spousal life option, Covered Persons must be two legal spouses under federal law. For contracts issued in New Jersey and Oregon, Covered Persons must be either two legal spouses under federal law or domestic partners under state law. If there is one natural person owner, the owner and the owner’s spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other’s beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

“GMWB Benefit Base” is the amount established for the sole purpose of determining the Lifetime and Non-Lifetime Annual Benefit Amount. As noted above, while the Contract Value is greater than zero, the Lifetime or Non-Lifetime Annual Benefit Amount is the amount available for withdrawals. When the Contract Value goes to zero the Lifetime or Non-Lifetime Annual Benefit Amount is the amount we will pay to you each year.

If you purchased your rider at the time you purchased your contract, on the rider date the GMWB Benefit Base is equal to the initial premium. If you purchased your rider after your contract was issued, the GMWB Benefit Base is equal to the Contract Value on the rider date. Thereafter, the GMWB Benefit Base is recalculated whenever certain triggering events occur. Generally speaking, assuming no withdrawals have been taken, the GMWB Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. Additionally, the GMWB Benefit Base may be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. We describe events and features causing recalculation of the GMWB Benefit Base below. Under no circumstances will the GMWB Benefit Base ever exceed a maximum amount. This maximum amount is the sum of 500% of the initial premium (or if applicable, Contract Value) plus 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. We will reduce the GMWB Benefit Base for any withdrawals from the contract. The amount of the reduction depends on whether cumulative withdrawals in a rider year exceed the Non-Lifetime Annual Benefit Amount. If they do not exceed this amount, we will reduce the GMWB Benefit Base by the dollar amount of each withdrawal. If they do exceed the Non-Lifetime Annual Benefit Amount, we will reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by the amount of the withdrawal in excess of the Non-Lifetime Annual Benefit Amount.

“GMWB Benefit Eligibility Date” means the date your Lifetime Annual Benefit Amount becomes available to you.

  For the single life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person, as defined below, attains age 60.
  For the spousal life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person attains age 65. For the spousal life option, if either spouse dies prior to the GMWB Benefit Eligibility Date, we will reset the GMWB Benefit Eligibility Date to the later of the date of the first spousal death, and the date the surviving spouse attains age 65.

The Non-Lifetime Annual Benefit Amount

The Non-Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Non-Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year without reducing your Non-Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and non-lifetime payments are elected, the Non-Lifetime Annual Benefit Amount represents the annual amount we will pay you until the GMWB Benefit Base is reduced to zero.

On the rider date, the Non-Lifetime Annual Benefit Amount is equal to a percentage of the GMWB Benefit Base. We call this percentage the “Non-Lifetime Annual Benefit Percentage”. The percentage for your rider is shown on the rider specification page and is currently 7%. We may change this percentage in the future and this change would affect riders issued beginning on the date we make the change. After the rider date, the Non-Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

Events causing recalculation of the Non-Lifetime Annual Benefit Amount

GMWB Automatic Step-Ups or GMWB Roll-UpsEach year when a GMWB automatic step-up or GMWB roll-up occurs, the Non-Lifetime Annual Benefit Amount will be equal to the greater of the Non-Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Non-Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any step-up or roll-up calculation.
Premium Payments Received After the Rider DateIf we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Non-Lifetime Annual Benefit Amount on the date we apply premium payments. The amount of this increase is determined by multiplying the Non-Lifetime Annual Benefit Percentage by the amount of the premium payment. However, if you then take withdrawals from the contract in excess of the Non-Lifetime Annual Benefit Amount, we will reduce the Non-Lifetime Annual Benefit Amount as described in “Taking Withdrawals” below.

Withdrawals also stop increases in your GMWB Benefit Base that would have occurred when additional premiums are received by us. If any withdrawals have been made from the contract on or prior to our receipt of an additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.

Taking WithdrawalsThe following section describes how taking withdrawals will impact the Non-Lifetime Annual Benefit Amount. The Non-Lifetime Annual Benefit Amount may be the only benefit amount available to you under the GMWB component unless you have reached the GMWB Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the younger spouse attains age 65, if the spousal life option is in effect.
  Taking withdrawals from the contract may impact the Non-Lifetime Annual Benefit Amount depending on whether they exceed the Non-Lifetime Annual Benefit Amount. If cumulative withdrawals in any rider year do not exceed the Non-Lifetime Annual Benefit Amount in that year, the Non-Lifetime Annual Benefit Amount will not be reduced.
  If a withdrawal causes the cumulative withdrawals in any rider year to exceed the Non-Lifetime Annual Benefit Amount, the amount withdrawn in excess of the Non-Lifetime Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered Non-Lifetime excess withdrawals. Each non-lifetime excess withdrawal will reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the non-lifetime excess withdrawal.
  You should know that, currently, withdrawals taken at any time to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code do not reduce the Non-Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

For IRA and qualified plan contracts, cumulative withdrawals during a rider year will be considered non-lifetime excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

(a)	=	the current Non-Lifetime Annual Benefit Amount;
(b)	=	the RMD for the 1st calendar year during the rider year; and
(c)	=	the RMD for the 2nd calendar year during the same rider year.

Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract’s free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see “Surrender of Contract and Withdrawals” and “Federal Income Taxes” for more information.

The Lifetime Annual Benefit Amount

The Lifetime Annual Benefit Amount is not available until you reach the GMWB Benefit Eligibility Date which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the younger spouse attains age 65, if the spousal life option is in effect. Like the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year after the GMWB Benefit Eligibility Date without reducing your Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and lifetime payments are elected, the Lifetime Annual Benefit Amount represents the annual lifetime amount we will pay after the GMWB Benefit Eligibility Date.

We first calculate the Lifetime Annual Benefit Amount on the later of the date of the first withdrawal and the GMWB Benefit Eligibility Date as described below. As a result, if you take a withdrawal before the GMWB Benefit Eligibility Date, we will calculate the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.

Lifetime Annual Benefit Amount calculated on the GMWB Benefit Eligibility Date (withdrawal made prior to the GMWB Benefit Eligibility Date): the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage, as shown above, multiplied by the lesser of the GMWB Benefit Base and the Contract Value. Lifetime Annual Benefit Amount calculated on the date of the first withdrawal following the GMWB Benefit Eligibility Date: the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any GMWB step-up or roll-up calculations.

The Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

Events causing recalculation of the Lifetime Annual Benefit Amount GMWB Automatic Step-UpEach year when a GMWB Automatic Step-Up occurs, the Lifetime Annual Benefit Amount will be equal to the greater of the Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after the step-up calculation.
Taking WithdrawalsThe following section describes how taking withdrawals after the GMWB Benefit Eligibility Date affects the Lifetime Annual Benefit Amount after it is first calculated. Whether withdrawals will change the Lifetime Annual Benefit Amount depends on whether they exceed the Lifetime Annual Benefit Amount.
  If cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date do not exceed the Lifetime Annual Benefit Amount in that year, the Lifetime Annual Benefit Amount will not be reduced.
  If a withdrawal causes the cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date to exceed the Lifetime Annual Benefit Amount, the amount withdrawn in excess of the Lifetime Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered lifetime excess withdrawals. Each lifetime excess withdrawal will reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the lifetime excess withdrawal.
  You should know that, currently, withdrawals taken after the GMWB Benefit Eligibility Date to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code do not reduce the Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered lifetime excess withdrawals and reduce the Lifetime Annual Benefit Amount as described below.

For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the GMWB Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

(a)	=	the current Lifetime Annual Benefit Amount;
(b)	=	the RMD for the 1st calendar year during the rider year; and
(c)	=	the RMD for the 2nd calendar year during the same rider year.

Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract’s free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see “Surrender of Contract and Withdrawals” and “Federal Income Taxes” for more information.

Events causing recalculation of the GMWB Benefit Base

Premium Payments Received After the Rider DateIf we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the GMWB Benefit Base. The GMWB Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract, we will reduce the GMWB Benefit Base as described in “Taking Withdrawals” below. If any withdrawal has been made from the contract on or prior to our receipt of additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.
Roll-up FeatureThe GMWB roll-up feature allows for an increase, or “roll-up,” in the GMWB Benefit Base during a specified period of time, called the GMWB roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the GMWB roll-up period continues until the 10th rider anniversary following the later of the rider date and the last rider anniversary on which a GMWB automatic step-up, described below, occurs. In no event can the GMWB roll-up period extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person’s age on the rider date plus 10 years. The increase in GMWB Benefit Base resulting from the roll-up is based upon a comparison of the following three values on each rider anniversary: (i) Contract Value, (ii) GMWB Benefit Base, and (iii) the sum of the GMWB Benefit Base on the prior rider anniversary plus the roll-up amount for the prior rider year, plus subsequent premium payments received during the prior rider year. For calculation of the increase in GMWB Benefit Base provided by the roll-up feature, “subsequent premium payments” means premiums received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the GMWB Benefit Base after the most recent prior automatic step-up or, for the roll-up at the end of first rider year or if there were no prior automatic step-ups, the GMWB Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%. (For riders issued prior to March 9, 2009, the roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up amount at the end of the first rider year, the Benefit Base on the last valuation date of the first rider year by 6.5%.)

If you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will consider an additional value in recalculating GMWB Benefit Base on the rider anniversary at or following the end of the GMWB roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the GMWB Benefit Base on the rider date plus subsequent premium received in the first rider year.

The recalculation of the GMWB Benefit Base under the various situations that can exist at the end of the GMWB roll-up period is described below.

Each Rider Anniversary During the GMWB Roll-Up PeriodOn each rider anniversary, if no withdrawals have been made, the re-calculated GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:
  the Contract Value then in effect, (after all fees have been deducted, and provided the GMWB automatic step-up feature has not been suspended);
  the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Example 1—Basic application of a roll-up amount.

Assume that you have reached your first rider anniversary and have not made any withdrawals. Assume further that your GMWB Benefit Base on your rider’s effective date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $105,000
  Sum of (i) and (ii) = $106,500
(i)	GMWB Benefit Base on prior rider anniversary = $100,000
(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your GMWB Benefit Base will be $106,500.

Example 2—Application of the roll-up amount when there is a prior automatic step-up.

Assume that you have reached the second rider anniversary and have not made any withdrawals. Assume further that your GMWB Benefit Base as of the last rider anniversary was $108,000 due to an GMWB automatic step-up, your contract value is $110,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $110,000
  Sum of (i) and (ii) = $115,020
(i)	GMWB Benefit Base on prior rider anniversary = $108,000
(ii)	Roll-Up Amount for prior rider year = $108,000 x 6.5% = $7,020

Your GMWB Benefit Base will be $115,020.

Example 3—Application of the roll-up amount when several rider years have elapsed with no prior automatic step-up.

Assume the GMWB Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000. Assume that you have reached the fourth rider anniversary without making any withdrawals and without having an automatic step-up. The GMWB Benefit Bases are increased by the Roll-Up Amounts at the end of each of the first 3 rider years and equal:

Year 1: $106,500 = $100,000 + $6,500

Year 2: $113,000 = $106,500 + $6,500

Year 3: $119,500 = $113,000 + $6,500

Assume that, on the 4th rider anniversary, your contract value is $115,000 and you have not made any subsequent premium payments.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $115,000
  Sum of (i) and (ii) = $126,000
(i)	GMWB Benefit Base on prior rider anniversary = $119,500
(ii)	Roll-Up Amount for the recently completed rider year = $100,000 x 6.5% = $6,500

Your GMWB Benefit Base will be $126,000.

Example 4—Impact of a Subsequent Premium Payment on the GMWB Benefit Base.

Assume the GMWB Benefit Base on your rider’s effective date was $100,000. Assume there is no automatic step-up at the end of the first rider year and you have not taken any withdrawals. The GMWB Benefit Base at the end of the 1st rider year is increased by the Roll-Up Amount and equals $106,500 = $100,000 + $6,500.

Assume that 3 months in to the 2nd rider year you make a Subsequent Premium Payment of $50,000. The GMWB Benefit Base is increased to $156,500 ($106,500 = $50,000) due to the premium payment.

Assume that, on the 2nd rider anniversary, your contract value is $140,000.

Your GMWB Benefit Base will be recalculated on your 2nd rider anniversary to be the greatest of the following:
  Contract Value = $140,000
  GMWB Benefit Base in Effect = $156,500
  Sum of (i), (ii), and (ii) = $163,000
(iv)	GMWB Benefit Base on prior rider anniversary = $106,500
(v)	Roll-Up Amount for the recently completed rider year = $100,000 x 6.5% = $6,500
(vi)	Subsequent Premium Payments during the recently completed rider year = $50,000

Your GMWB Benefit Base will be $163,000.

The Rider Anniversary Following the End of the GMWB Roll-Up PeriodIf the GMWB roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the GMWB Benefit Base on the rider anniversary following the end of the GMWB roll-up period.

When we recalculate the GMWB Benefit Base on the rider anniversary following the end of the roll-up period, the amount of the recalculated GMWB Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then we will re-calculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated GMWB Benefit Base is determined as described below.

1.	Assuming the youngest Covered Person has not yet attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:
  the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);
  the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Assume the GMWB Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000 and that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your GMWB Benefit Base as of your prior rider anniversary was $158,500, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $105,000
  Sum of (i) and (ii) = $165,000
(i)	GMWB Benefit Base on prior rider anniversary = $158,500
(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your GMWB Benefit Base will be $165,000.

2.	Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:
  the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);
  the Benefit Base Multiplier, currently 200%, multiplied by the sum of (i) the GMWB Benefit Base on the rider date, plus (ii) all subsequent premium payments received during the first rider year;
  the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Example

Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your contract has never had a GMWB automatic step-up, your GMWB Benefit Base as of your prior rider anniversary was $158,500, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

  Contract Value = $105,000
  200% x Sum of (i) and (ii) = $200,000
  Sum of (i) and (ii) = $165,000

(i)	GMWB Benefit Base on prior rider anniversary = $158,500
(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your GMWB Benefit Base will be $200,000

Rider Anniversary Next Following Youngest Covered Person’s 70th Birthday Occurring After the Rider Anniversary Immediately Following the End of the GMWB Roll-Up PeriodAssuming no withdrawals have been taken and the youngest Covered Person attains age 70 after the rider anniversary immediately following the end of the roll-up period, then on the next rider anniversary following the date the youngest Covered Person attains age 70, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:
  the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature has not been suspended);
  the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;
  the Benefit Base Multiplier, currently 200%, multiplied by sum of the GMWB Benefit Base on the rider date plus all subsequent premium payments received during the first rider year.

Example

Assume that you reached the rider anniversary following the end of the GMWB roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70th birthday during the prior rider year. Assume further, your GMWB Benefit Base on the prior rider anniversary was $180,000, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the GMWB automatic step-up has not been suspended.

Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

  Contract Value = $105,000
  GMWB Benefit Base on prior rider anniversary = $180,000
  200% x Sum of (i) and (ii) = $200,000
(i)	GMWB Benefit Base on the rider date = $100,000
(ii)	Subsequent premium payments = $0

Your GMWB Benefit Base will be $200,000.

Each Rider Anniversary After the Earlier of the First Withdrawal and the Rider Anniversary Following the End of the GMWB Roll-Up Period (except Rider Anniversary next following youngest Covered Person’s 70th birthday after the end of the GMWB Roll-Up Period)

On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the GMWB roll-up period, we will re-calculate the GMWB Benefit Base. The GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended, in which case, it will be set to the second of the two values described below:

  the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature, described below, has not been suspended); and
  the GMWB Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

Example

Assume that you are out of the GMWB roll-up period. Assume further, your GMWB Benefit Base on the prior rider anniversary is $106,500, your Contract Value is $110,000 and the GMWB automatic step-up has not been suspended. Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

  Contract Value = $110,000
  GMWB Benefit Base on prior rider anniversary = $106,500

Your GMWB Benefit Base will be $110,000.

GMWB Automatic Step-Up FeatureThe GMWB component of Phoenix Retirement Protector includes an automatic step-up feature. Like the GMWB roll-up feature, the GMWB automatic step-up feature allows for an increase in the GMWB Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the GMWB Benefit Base then in effect; that is, the GMWB Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such GMWB Benefit Base, we will automatically increase, or “step-up” the GMWB Benefit Base to equal the Contract Value. You should know that the fee percentage for the rider may be increased if we step-up the GMWB Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the GMWB Benefit Base. You can decline the increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the GMWB automatic step-up will not occur, and the automatic GMWB step-up feature will be suspended immediately and GMAB step-ups provided under the GMAB component of the rider cannot be elected. If you decline a GMWB automatic step-up in the GMWB Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic GMWB step-up option by contacting us at the phone number or address provided on the first page of the prospectus.
Taking WithdrawalsThe GMWB Benefit Base is reduced for all withdrawals regardless of whether they occur before or after the GMWB Benefit Eligibility Date. The amount by which the GMWB Benefit Base is reduced for withdrawals depends on whether and by how much the withdrawals taken in a rider year exceed the Non-Lifetime Annual Benefit Amount. Cumulative withdrawals in any rider year that do not exceed the Non-Lifetime Annual Benefit Amount reduce the GMWB Benefit Base by the amount of the withdrawals. Cumulative withdrawals in any rider year that exceed the Non-Lifetime Annual Benefit Amount (Non-Lifetime excess withdrawals) reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by Non-Lifetime excess withdrawal.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value is greater than zero

Each year when the Contract Value is greater than zero, you may take withdrawals equal to the Lifetime Annual Benefit Amount so long as you have reached the GMWB Benefit Eligibility Date. You may take withdrawals equal to the Non-Lifetime Annual Benefit Amount then in effect at any time when the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments of a specified amount or can request payments according to your own schedule. See “Systematic Withdrawal Program” for additional details about how to use this program and the program’s restrictions.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value goes to zero

If, when the Contract Value goes to zero, the GMWB Benefit Base is greater than zero, you must choose between receiving non-lifetime and lifetime monthly payments. The Lifetime Annual Benefit Amount is not available to you before the GMWB Benefit Eligibility Date.

We may, at our discretion, permit or require other payment frequencies subject only to our minimum amount per payment requirement.

  Non-Lifetime Payments

If the GMWB Benefit Base is greater than zero you may choose to receive monthly non-lifetime payments. The non-lifetime payments will be equal to one twelfth of Non-Lifetime Annual Benefit Amount. Payments will begin one month after the Contract Value is reduced to zero and will end when the GMWB Benefit Base is reduced to zero. The GMWB Benefit Base is reduced by each non-lifetime payment.

  Lifetime Payments

If the GMWB Benefit Base is greater than zero, you may choose to receive monthly lifetime payments. The lifetime benefit payments will be equal to one twelfth of Lifetime Annual Benefit Amount. Payments will begin one month following later of the date the Contract Value goes to zero and the GMWB Benefit Eligibility Date. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option.

Maximum Maturity Date Benefit

If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Lifetime Annual Benefit Amount or non-lifetime payments equal to the Non-Lifetime Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See “The Annuity Period”

(iii) Optional Guaranteed Minimum Death Benefit (“GMDB”) Component – not available after contract issue date

The GMDB component of the Phoenix Retirement Protector rider is optional. The GMDB component guarantees a minimum death benefit if the GMDB Benefit Base, which is the same as the GMWB Benefit Base prior to the GMDB Maximum Age, is greater than the death benefit payable under the contract when any Covered Person dies prior to the earliest of the following dates:

1.	the maturity date of the contract,
2.	the date the Contract Value is reduced to zero,
3.	the rider anniversary following the date the oldest Covered Person attains a particular age specified in rider. We call this the GMDB Maximum Age. Currently, this age is 85.

If the GMDB Benefit Base is greater than the death benefit payable under the contract, this optional GMDB guarantees an additional death benefit amount. This guaranteed amount is the difference between the contract’s death benefit and the GMDB Benefit Base. You should know that this optional component does not provide any value once the Contract Value goes to zero or the oldest Covered Person attains age the GMDB Maximum Age.

Sample calculation showing the value of the GMDB component before and after the GMDB Maximum Age

Death Prior to Age 85

Assume you die prior to attaining age 85. Assume the death benefit available under your contract is equal $125,000 on the date of death. Further assume that the GMDB Benefit Base is equal to $130,000 on the date of death. The optional GMDB will pay you an additional death benefit amount equal to $5,000.

Death After Age 85

Assume you die after attaining age 85. Assume the death benefit available under your contract is equal $95,000 on the date of death. The GMDB Death Benefit Base is equal to your contract value or $80,000 on the date of death. The optional GMDB will not pay you an additional death benefit amount. You will receive the $95,000 death benefit available under your base contract.

Termination of Phoenix Retirement Protector Rider

The rider will terminate without value on the date the first of any of the following events occur:

  any Covered Person is changed;
  annuity payments begin under an annuity payment option as described in the base contract;
  the contract, to which the rider is attached, terminates;
  the owner elects to terminate the rider;
  when any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;
  the Contract Value and GMWB Benefit Base are both reduced to zero;
  if the Contract Value has been reduced to zero and lifetime payments have been elected, if any Covered Person under the Single Life Option, or the surviving Covered Person under the Spousal Life Option dies;
  you assign any rights or interest in this rider.

Once the rider is terminated, it cannot be reinstated.

Special Risks Associated with Withdrawals

The following chart demonstrates special risks associated with taking withdrawals when the Phoenix Retirement Protector Rider is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered “permitted” or “excess” is described in the section “Taking Withdrawals”, in the description of the GMWB Benefit Base. When the Contract Value is reduced to zero, non-lifetime or lifetime payments (whichever selected) will begin and withdrawals are no longer allowed from the contract.

Scenario	No Withdrawals	Permitted Withdrawals	Excess Withdrawals
Automatic Contract Value reduction		X	X
Reduction to GMWB Benefit Base and GMAB Benefit Base		X	X
Reduction to current Non-Lifetime Annual Benefit Amount			X
Reduction to current Lifetime Annual Benefit Amount			X
Gives you the highest potential Annual Benefit Amount available under the rider[1]	X
Cancels your ability to have subsequent premium payments automatically increase the GMWB Benefit Base		X	X
Cancels your ability to “roll-up” and increase your GMWB Benefit Base		X	X
Reduces the likelihood of a GMWB automatic step-up2		X	X
Premium payments increase the GMWB Benefit Base	X
Potential to terminate the rider without value if reduces the Contract Value to zero			X
Permanently sets the Lifetime Annual Benefit Percentage		X	X
Permanently sets the Lifetime and Non-Lifetime Annual Benefit Amounts if the Contract Value is reduced to zero and the GMWB Benefit Base is greater than zero		X
Potential surrender charges			X
Potential premium taxes and/or federal income tax consequences		X	X
[1]	The potential Annual Benefit Amount is greatest if at the end of the GMWB roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.
[2]	In order to obtain a GMWB automatic step-up, your Contract Value must be greater than your GMWB Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

Surrender of Contract and Withdrawals

If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Variable Annuity Payment Options K or L.

Prior to the Maturity Date, you may withdraw up to 10% of the Contract Value in a contract year, either in a lump sum or by multiple scheduled or unscheduled withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the Contract Value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. Withdrawals are subject to income tax on any gain plus a 10% penalty tax if the policyholder is under age 59 ½. See “Federal Income Taxes.”

The appropriate number of Accumulation Units of an investment option will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract Values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See “Payment Deferral.” There may be adverse tax consequences to certain surrenders and partial withdrawals. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.” Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See “Surrender Charges.” Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

If you elect GMWB, no surrender charge will be deducted if cumulative withdrawals in a rider year do not exceed the Withdrawal Limit, even if cumulative withdrawals exceed the free withdrawal amount.

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your contract. For your protection, the form must be requested from our Operations Division by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form, in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000.

Contract Termination

The contract will terminate without value, if on any valuation date the Contract Value is zero, unless you elected the Guaranteed Minimum Withdrawal Benefit rider and the Benefit Amount is greater than zero. PHL Variable will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

When is the Death Benefit Payable?

A death benefit is payable when the owner (or primary Annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

Who Receives Payment?

Death of an Owner/Annuitant

If the owner/annuitant dies before the contract Maturity Date, the death benefit will be paid to the owner/annuitant’s beneficiary. If the spouse is the beneficiary, see “Spousal Beneficiary Contract Continuance.”

Death of an Owner—Multiple Owners

If one of the owners dies prior to the Maturity Date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

Death of an Annuitant who is not the Owner

If the owner and the Annuitant are not the same individual and the Annuitant dies prior to the Maturity Date, the owner becomes the Annuitant and the contract continues, unless the owner appoints a new Annuitant. If a Joint Annuitant dies prior to the Maturity Date, the owner may appoint a new Joint Annuitant. The death of the Annuitant or Joint Annuitant will not cause the death benefit to be paid.

Death of Owner who is not the Annuitant

If the owner who is not the annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the owner’s beneficiary, unless the beneficiary is the spouse. The survival of the annuitant does not affect this payment. If the spouse is the beneficiary, see “Spousal Beneficiary Contract Continuance.”

Spousal Beneficiary Contract Continuance

If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the named contract beneficiary, the spousal beneficiary can continue the contract as the owner.

Ownership of the Contract by a Non-Natural Person

If the owner is not an individual, and the primary Annuitant dies before the Maturity Date, we will pay the death benefit to the owner.

What is the Death Benefit Amount?

The owner shall elect any of the available Death Benefit Options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

Death Benefit Option 1—Return of Premium

Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:

a)	the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or
b)	the Contract Value on the Claim Date.
Death Benefit Option 2—Annual Step-Up

This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

Upon the death of the owner who has not attained age 81, the death benefit is the greatest of:

a)	the sum of all premium payments, less adjusted partial withdrawals (as defined below); or
b)	the Contract Value on the Claim Date; or
c)	the annual step-up amount (as defined below).

Upon the death of the owner who has attained age 81, the death benefit is the greater of:

a)	the death benefit amount at the end of the contract year prior to the owner attaining age 81, plus the sum of all premium payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner attaining age 81; or
b)	the Contract Value on the Claim Date.

If the owner is not an individual, the age of the primary Annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse’s attained age.

Death Benefit Option 3—Earnings Enhancement Benefit

The availability of this option is subject to state approval.

This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue. This option is available only for owners less than age 76 on the Contract Date.

Upon the death of the owner who has not attained age 70 on the Contract Date, the death benefit is the greater of:

a)	the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or
b)	the Contract Value on the Claim Date plus 40% of the relief amount (as defined below).

Upon death of the owner who has attained age 70, but is less than 76 on the Contract Date, the death benefit is the greater of:

a)	the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or
b)	the Contract Value on the Claim Date plus 25% of the relief amount (as defined below).

If the owner is not an individual, the age of the primary Annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 3, the death benefit will be calculated using the surviving spouse’s attained age. The spouse’s attained age at the death of the deceased owner will be used to determine the percentage of Relief Amount, if any.

Death Benefit Option 4—Greater of Annual Step-Up or Annual Roll-Up

The availability of this option is subject to state approval.

This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue. This option is available only for owners less than age 81 on the Contract Date.

Upon the death of the owner who has not attained age 81 on the Contract Date, the death benefit is the greater of:

a)	the sum of all of premium payments, less Adjusted Partial Withdrawals (as defined below); or
b)	the Contract Value on the Claim Date; or
c)	the Annual Step-up Amount (as defined below) on the Claim Date; and
d)	the Annual Roll-up Amount (as defined below) on the Claim Date.

On the contract anniversary following the oldest owner’s attained age 81, the death benefit is the greater of:

a)	the death benefit calculated at the end of the contract year prior to the oldest owner’s attained age 81, plus the sum of all premium payments, less adjusted partial withdrawals (as defined below); and
b)	the Contract Value on the Claim Date.

If the owner is not an individual, the age of the primary Annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 4, the death benefit will be calculated using the surviving spouse’s attained age.

Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the Contract Value and the death benefit (prior to the withdrawal) on the withdrawal date.

Annual Roll-Up Amount: In the first contract year the Annual Roll-up Amount is equal to the sum of all premium payments, less adjusted partial withdrawals. At the beginning of the second contract year or any subsequent contract year, the Annual Roll-up Amount is equal to the Annual Roll-up Amount at the end of the previous contract year multiplied by a factor of 1.05, plus 100% of premium payments, less Adjusted Partial Withdrawals made since the end of the previous contract year. The Annual Roll-up Amount may not exceed 200% of total premium payments less Adjusted Partial Withdrawals.

Annual Step-up Amount: In the first contract year the Annual Step-Up Amount is equal to the sum of all premium payments less adjusted partial withdrawals. After that, in any following contract year the Annual Step-Up Amount equals the greater of (1) the Annual Step-Up amount at the end of the prior contract year, plus any premium payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the Contract Value.

Modified Premium Payments: Modified Premium Payments equal the sum of all premium payments made less any withdrawals of premiums. If there are no withdrawals or the withdrawal does not exceed the difference between the Contract Value and cumulative premiums made, the value is zero.

Relief Amount: the Relief Amount is equal to the Contract Value less modified premium payments, not to exceed the following maximum amount:

When the age of the eldest owner on the Contract Date is less than 70, the maximum relief amount equals 200% multiplied by:

1)	the sum of modified premium payments (made prior to the date of the death benefit calculation) minus
2)	the sum of premium payments (made during the prior 12 months of the death benefit calculation date).

When the eldest owner on the Contract Date has attained age 70 but has not attained age 76, the maximum relief amount equals 100% multiplied by:

1)	the sum of modified premium payments (made prior to the date of the death benefit calculation) minus
2)	the sum of premium payments (made during the 12 months prior to the death benefit calculation date).

There are a number of options for payment of the death benefit, including lump sum, systematic withdrawals and annuity. If the death benefit amount to be paid is less than $2,000, it will be paid in a single lump sum (see “Annuity Options”). Depending upon state law, the death benefit payment to the beneficiary may be subject to state inheritance or estate taxes and we may be required to pay such taxes prior to distribution. There are specific Internal Revenue Code requirements regarding payment of the death benefits, see “Federal Income Taxes—Distribution at Death.” A recipient should consult a legal or tax adviser in selecting among the death benefit payment options.

Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you or to have the proceeds credited to the Phoenix Concierge Account (“PCA”), an interest bearing checking account with check writing privileges. If you do not affirmatively elect to have the full death benefit amount sent to you, the PCA will become default method of payment when the death claim is greater than or equal to $5,000 and the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. You may opt out of the PCA at any time by writing a check from the PCA for the full amount of your balance or by calling our Annuity Service Center.

The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company.

Internet, Interactive Voice Response and Telephone Transfers

You may transfer your Contract Value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response (“IVR”) or telephone. The Company may discontinue any of these options and may provide other options at any time.

PHL Variable and Phoenix Equity Planning Corporation (“PEPCO”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. PHL Variable and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the Contract Value among one or more investment options, the GIA or MVA subject to the limitations established for the GIA and MVA. A transfer from an investment option will result in the redemption of Accumulation Units and, if another investment option is selected, in the purchase of Accumulation Units. The exchange will be based on the values of the Accumulation Units next determined after the receipt by our Annuity Operations Division of notice of election in a form satisfactory to us. A transfer among investment options, the GIA or MVA does not automatically change the premium payment allocation schedule of your contract.

You may also request transfers and changes in premium payment allocations among available investment options, the GIA or MVA by Internet, Interactive Voice Response and telephone by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any Valuation Date, or by writing to the address listed on the first page of this prospectus. You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer and allocation change privileges may be modified or terminated at any time on a case-by-case basis. In particular, during times of extreme market volatility, transfer privileges may be difficult to exercise. In such cases you should submit written instructions.

Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greatest of $1,000 or 25% of the Contract Value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.

No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. We do not charge for transfers at this time. However, we reserve the right to charge a fee of $20 for each transfer after your first 12 transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the 12 transfer limit.

Transfers to the GIA are not permitted during the first Contract Year. After the first Contract Year, a transfer into the GIA will not be permitted if such transfer would cause the percentage of the Contract Value in the GIA to exceed the Maximum GIA Percentage shown on the schedule page.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of contract value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other contract owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations; an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and increased brokerage and administrative expenses.

To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.), restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges), require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option), or implement and administer redemption fees imposed by one or more of the underlying funds, or impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet and IVR transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner’s Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason. We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period

The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments

Annuity payments will begin on the contract’s maturity date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Separate Account is continued unless a Fixed Payment Annuity is selected.

Surrender charges will also be waived when you begin taking annuity payments, provided your contract has been in effect for five years. If you have not selected an Annuity Payment Option by the Maturity Date, the default is Annuity Payment Option I—Variable Life Annuity with 10-Year Period Certain. For more information, see “Annuity Payment Options.”

If the amount to be applied on the Maturity Date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Payment Option would be less than $20, we may make a single sum payment equal to the total Contract Value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

Your contract specifies a Maturity Date at the time of its issuance. However, you may subsequently elect a different Maturity Date. The Maturity Date may not be earlier than the fifth contract anniversary. The latest Maturity Date is the contract anniversary nearest the Annuitant’s 95th birthday or ten years from the Contract Date, unless agreed otherwise. Generally, under qualified plans or IRAs, the Maturity Date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70½ or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA.

The Maturity Date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional Maturity Date. If you do not elect a Maturity Date, which is different from the provisional Maturity Date, the provisional Maturity Date becomes the Maturity Date.

Annuity Payment Options

Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option I) as described below. Instead of Option I, you may, by sending a written request to our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below.

After the first annuity payment, you may not change the elected annuity payment option

No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Variable Annuity Payment Options K or L. The MVA will apply to any amounts held in the MVA that we applied to any annuity payment option. See the MVA prospectus for more information.

With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each investment option to be credited is based on the value of the accumulation units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we’ll apply the higher rate. The annuity payment rate differs according to the annuity payment option selected and the age of the annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each investment option to which annuity units are credited.

The initial payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

The level of annuity payments payable under the following annuity payment options is based upon the option selected. In addition, factors such as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will affect the level of annuity payments. The longer the duration and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, we determine the amount of the annual distribution by dividing the amount of Contract Value as of the payment calculation date by the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and Joint Annuitant at that time.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from Contact Values held in the investment options. For more information, see “Charges for Mortality and Expense Risks” and “Charges for Administrative Services.” Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options; however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A—Life Annuity with Specified Period

A fixed payout annuity payable monthly while the annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

Option B—Non-Refund Life Annuity

A fixed payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

Option C—[Reserved]

Option D—Joint and Survivor Life Annuity

A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option E—Installment Refund Life Annuity

A fixed payout annuity payable monthly while the annuitant is living. If the annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

Option F—Joint and Survivor Life Annuity with 10-Year Period Certain

A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option G—Payments for Specified Period

A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

Option H—Payments of Specified Amount

Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

Option I—Variable Life Annuity with 10-Year Period Certain

A variable payout annuity payable monthly while the Annuitant is living or, if later, for ten years. If the beneficiary of any death benefits payable under this contract elects this option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.

Option J—Joint Survivor Variable Life Annuity with 10-Year Period Certain

A variable payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

Option K—Variable Annuity for a Specified Period

A variable payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each investment option and affect the amount of future payments. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option L—Variable Life Expectancy Annuity

This option provides a variable income which is payable over the annuitant’s annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the Contact Value and affect the amount of future payments. Upon the death of the annuitant (and joint annuitant, if applicable), any remaining Contact Value will be paid in a lump sum to the beneficiary. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option M—Unit Refund Variable Life Annuity

This option provides variable monthly payments as long as the annuitant lives. In the event of the death of the annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each investment option multiplied by the current annuity unit value for that investment option. The number of remaining annuity units for each investment option will be calculated as follows:

1.	the net amount in the investment option applied under this option on the first payment calculation date divided by the corresponding annuity unit value on that date, minus
2.	the sum of the annuity units released from the investment option to make the payments under this option.

You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

Option N—Variable Non-Refund Life Annuity

A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

Other Options and Rates

We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions

Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see “Option F” and “Option J” above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

Federal income tax requirements also provide that participants in IRAs must begin required minimum distributions (“RMDs”) by April 1 of the year following the year in which they attain age 70½. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70½. We will assist policyholders with compliance with the RMD requirements.
Amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See “Surrender Charges.” Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

Variable Not Found

If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

Currently, transfers between investment options are available for amounts allocated to any of the variable Annuity Payment Options except Annuity Payment Option M.

Payment Upon Death After Maturity Date

If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Generally, payments may not be deferred or otherwise extended.

(For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”)

If there is a surviving owner, the payments continue as if there had been no death.

If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

Variable Account Valuation Procedures

Valuation Date

A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.	the NYSE is closed or may have closed early;
2.	the SEC has determined that a state of emergency exists; or
3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each Valuation Date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period

Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

Accumulation Unit Value

The value of one Accumulation Unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable net investment factor for the valuation period ending on such Valuation Date. After the first valuation period, the Accumulation Unit Value reflects the cumulative investment experience of that investment option.

Net Investment Factor

The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Miscellaneous Provisions

Assignment

Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. This assignment may result in taxable income to the Contract Owner. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Annuity Operations Division.

A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see “Surrenders or Withdrawals Prior to the Contract Maturity Date.” Transfer of ownership will nullify the original death benefit option and the death benefit option will become Death Benefit Option 1.

In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment of surrender, withdrawal or death proceeds usually will be made in one lump sum within seven days after receipt of the written request by our Annuity Operations Division in good order unless another payment option has been agreed upon by you and us.

Payment Deferral

Payment of the Contract Value, attributable to the Separate Account, in a single sum upon a death claim, withdrawal or full surrender of the contract will ordinarily be made within at least 7 days after receipt of the written documentation in good order. However, we may postpone payment of the value of any Accumulation Units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the Series is not reasonably practicable or it is not reasonably practicable to determine the Contract Value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

Payment of the Contract Value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our Annuity Operations

Division. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a contract owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Amendments to Contracts

Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares

If, in the judgment of PHL Variable’s management, one or more of the funds becomes unsuitable for investment by Contract Owners, we reserve the right to substitute Accumulation Units of another investment option for Accumulation Units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required, and where required, one or more state insurance departments.

Ownership of the Contract

Ordinarily, the purchaser of a contract is both the owner and the Annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the Annuitant. More than one owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

Inherited/Stretch Annuity Feature

This Contract provides for an Inherited/Stretch Annuity Feature that may be requested by the beneficiary of a deceased Contract Owner’s interest. Under this Feature we will administer the Contract to accommodate an inherited or “stretch” payout. A stretch payout is a method in which the death benefit is paid out over a period of time, which is generally based upon the life expectancy of the beneficiary. By electing a stretch payout, a death benefit beneficiary can “stretch” payments over his or her life expectancy rather than receive the entire death benefit in one lump sum or within five years of the Contract Owner’s death. The amount of each stretch payment will be at least the required minimum distribution (“RMD”) required under the Internal Revenue Code and its accompanying rules and regulations (see “Federal Income Taxes”). Electing a “stretch” payout may provide tax advantages to the beneficiary.

This Feature is available to an individual or trust beneficiary of an Individual Retirement Account (IRA), (including a Roth IRA), or Qualified Plan or to an individual beneficiary of a Non-Qualified contract issued by PHL Variable (or its affiliates) or issued by a company unaffiliated with PHL Variable. If the beneficiary of a contract issued by a company unaffiliated with PHL Variable purchases this Phoenix Dimensions® Contract for this Feature, then all contract rights will be available to the purchaser. However, if a beneficiary of this Phoenix Dimensions® Contract elects this Feature, only certain rights will remain with the beneficiary because a beneficiary does not retain the same rights under this Contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have a IRA/Qualified or Non-Qualified Plan and whether the beneficiary is an individual or a trust.

If this Feature is elected, we will calculate the RMD under the Internal Revenue Code (“Code”) and its accompanying rules and regulations and will distribute this calculated amount to the beneficiary. However, it is the responsibility of the beneficiary to ensure that the correct RMD is actually withdrawn from the contact each year.

The following guidelines will apply when we administer this Feature:

We will calculate the RMD each year in accordance with the Code using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account. With certain limitations, a beneficiary’s share of the death benefit will be distributed over his or her life expectancy, based on IRS tables. If there are multiple beneficiaries and a separate beneficiary account is not established by December 31st of the calendar year following the year of death, the death benefit will be distributed over the life expectancy of the oldest beneficiary. For a Non-Qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the RMD payments will be based on the life expectancy of the deceased Owner at the time of death. If the beneficiary is a non-natural person under an IRA/ Qualified plan, and the deceased Owner died after his or her required beginning distribution date, we will use the remaining life expectancy of the deceased to compute remaining payments. The annual RMD must be withdrawn each year. For a Non-Qualified contract, the first RMD must be distributed no later than the anniversary of the deceased Owner’s date of death. For IRAs/Qualified plans, the first RMD must be distributed on or before December 31st of the calendar year following the year of the deceased’s death. For an IRA/Qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone RMDs until the year the deceased spouse would have turned 70 and 1/2. In the alternative, the spouse can also add the IRA/Qualified plan proceeds to his or her own IRA and delay RMDs until the surviving spouse turns 70 and 1/2. For a Non-Qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can take the contract as his or her own and delay RMDs until the surviving spouse’s death. See “Spousal Definition” for further discussion of spousal qualifications. The RMD may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually. In addition to RMD amounts, additional funds may be withdrawn from the Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge (see the sections of this prospectus entitled “Summary of Expenses” and “Surrender of Contracts and Withdrawals”). The beneficiary who elects this Feature may continue or change the funding vehicle that the deceased Owner selected.

Additional information regarding our administration of this feature is provided in a “Required Minimum Distribution (RMD) Request and Acknowledgment Form,” available upon request. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

Community and Marital Property States

If the Contract Owner resides in a community property or marital property state and has not named his or her spouse as the sole beneficiary, the spouse may need to consent to the non-spouse beneficiary designation. The Contract Owner should consult with legal counsel regarding this designation. Should spousal consent be required, We will not be liable for any consequences resulting from the failure of the Contract Owner to obtain proper consent.

Federal Income Taxes

Introduction

The contracts are designed for use with retirement plans which may or may not be tax-qualified plans (“qualified plans”) or Individual Retirement Annuities (IRAs) under the provisions of the Internal Revenue Code of 1986, (the “Code”). The ultimate impact of federal income taxes on the amounts held under a contract, premiums paid for the contract, payments received under the contract and on the economic benefits to the policyholder, annuitant or beneficiary depends on our income tax status, on the type of retirement plan (if any) for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws. Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of annuity contracts and IRAs; if enacted, these changes could be retroactive. We reserve the right to make changes to the contract to assure that it continues to qualify as an annuity for federal income tax purposes. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Note on Terminology: The Code uses the term “policyholder”, in describing the owner of an Annuity. This section will follow the Code terminology in describing specific provisions of the Code.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Taxation of Annuities in General—Nonqualified Plans

Code section 72 governs taxation of annuities. In general, a policyholder (Contract owner) is not taxed on increases in value of the units held under a contract until a distribution is made. However, in certain cases, the increase in value may be subject to tax currently. See “Contracts Owned by Non-Natural Persons,” “Owner Control” and “Diversification Standards” below.

The policyholder may elect one of the available death benefit guarantees under the contract. One or more of the options available may, in some cases, exceed the greater of the sum of premium payments or the Contract Value. The IRS may take the position with respect to these death benefit guarantees that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchase payments for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit guarantee under this contract or any amendments, benefits or endorsements to the contract.

Surrenders or Withdrawals Prior to the Contract Maturity Date

Code section 72 provides that a withdrawal or surrender of the contract prior to the contract Maturity Date will be treated as taxable income to the extent the amounts held under the contract exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of contract purchase payments (premiums) that have not been excluded from the policyholder’s gross income (“after-tax monies”). The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract.

Surrenders or Withdrawals On or After the Contract Maturity Date

Upon receipt of a lump sum payment under the contract, the policyholder is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

For amounts received as an annuity, which are amounts payable at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

Withholding of federal income taxes on all distributions may be required unless the policyholder properly elects not to have any amounts withheld and notifies our Operations Division of that election on the required forms and under the required certifications. Certain policyholders cannot make this election.

Penalty Tax on Certain Surrenders and Withdrawals—Nonqualified Contracts (Contracts not issued in connection with qualified plans or IRAs)

Amounts surrendered, withdrawn or distributed before the policyholder/taxpayer reaches age 59½ are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the policyholder (or where the holder is not an individual, the death of the “primary Annuitant,” defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code section 72(m)(7); (iii) which are part of a Series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code section 130(d)); (vii) under an immediate annuity contract (as defined in Code section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received without tax penalty.

Separate tax withdrawal penalties apply to qualified plans and IRAs. See “Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans and IRAs.”

Additional Considerations

Distribution-at-Death Rules

For a contract issued other than in connection with a qualified plan or an IRA, in order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the policyholder dies on or after the contract Maturity Date, and before the entire interest in the contract has been distributed, the remainder of the policyholder’s interest will be distributed at least as rapidly as the method in effect on the policyholder’s death; and (b) if a policyholder dies before the contract Maturity Date, the policyholder’s entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the policyholder’s date of death.

If the beneficiary is the spouse of the holder, the contract may be continued in the name of the spouse as holder. Similar distribution requirements apply to annuity contracts under qualified plans and IRAs.

If the primary Annuitant, which is not the policyholder, dies before the Maturity Date, the owner will become the Annuitant unless the owner appoints another Annuitant. If the policyholder is not an individual, the death of the primary Annuitant is treated as the death of the holder. When the holder is not an individual, a change in the primary Annuitant is treated as the death of the holder.

If the policyholder dies on or after the Maturity Date, the remaining payments, if any, under an Annuity Payment Option must be made at least as rapidly as under the method of distribution in effect at the time of death.

Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes and state income taxes may also apply.

No beneficiary will be defaulted to any death benefit option. Each Beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named Beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract.

Transfer of Annuity Contracts

Transfers of contracts for less than full and adequate consideration at the time of such transfer will trigger taxable income on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the policyholder’s income. This provision does not apply to transfers between spouses or transfers incident to a divorce.

Contracts Owned by Non-Natural Persons

If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium payments paid) is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges

Code section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another or the exchange of one annuity contract for a long-term care contract. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. For non-qualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the policyholder by the original insurer and then transmitted from the policyholder to the new insurer. For IRA and qualified plan contracts, the proceeds can be transmitted through the policyholder if specific conditions are met.

Exchanges are permitted of the entire contract or a portion of the contract. Upon a partial exchange, distributions within twelve (12) months after the exchange are subject to potential additional tax ramifications. Policyholders contemplating exchanges should consult their tax and/or legal advisors.

Multiple Contracts

Code section 72(e)(12)(A)(ii) provides that for purposes of determining the amount of any distribution under Code section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer (or affiliate) to the same policyholder during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract Maturity Date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

Additional Tax on Net Investment Income

In addition to income tax and any penalty tax, beginning for tax years after December 31, 2012, income from annuities is included in the definition of “net investment income” for purposes of new section 1411 of the Code and may be subject to an additional tax of 3.8 percent. Section 1411 applies to individual whose modified adjusted gross income exceeds the threshold amount. The threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount is subject to modification. Further information regarding this additional tax may be forthcoming from the IRS prior to the effective date.

Diversification Standards

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

55% in any 1 investment 70% in any 2 investments 80% in any 3 investments 90% in any 4 investments

A “look-through” rule applies to treat a pro rata portion of each asset of a Series as an asset of the Separate Account, and each Series of the funds are tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Owner Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned.

In 2003, the IRS issued formal guidance that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. This guidance also states that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholder could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholder to be treated as the owner of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholder and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should there been additional rules or regulations on this issue, including limitations on the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.

Diversification Regulations and Qualified Plans

Code section 817(h) applies to a variable annuity contract other than a pension plan contract. All of the qualified plans, including IRAs, are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all available investments will be structured to comply with the diversification regulations and investor control limitations because the investments serve as the investment vehicle for nonqualified contracts as well as qualified plan and IRA contracts.

Taxation of Annuities in General—Qualified Plans and IRAs

The contracts may be used with several types of IRAs and qualified plans including: Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs)), Roth 403(b) contracts, Traditional IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans. For purposes of this discussion, all will be treated as qualified plans. The specific tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. We reserve the right at any time to discontinue the availability of this contract for use with some of all of these qualified plans. Participants under such qualified plans as well as policyholders, annuitants and beneficiaries, are reminded that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. Federal or state requirements, including ERISA, may impact the person entitled to death benefits under the contract. Consequently, a policyholder’s named beneficiary designation or elected annuity payment option may not be enforceable.

The owner of the contract may elect one of the available death benefit guarantees under the contract. We are of the opinion that the death benefit guarantees available under the contract are part of the annuity contract. One or more of the death benefit guarantees available may exceed the greater of the sum of premium payments or the Contract Value. The contract and its amendments, benefits or endorsements (together referred to herein as the “contract”) have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not issued formal guidance concerning whether any particular death benefit option such as those available under the contract complies with the qualification requirements for an IRA or any other qualified plan.

There is a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes. While we regard the death benefit guarantees available under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

Certain death benefit guarantees may be purchased under the contract. IRAs and other qualified contracts generally may not invest in life insurance contracts. There is a risk that IRS may consider these death benefit guarantees “incidental death benefits.” There is a limit on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the Code provides that the assets of an IRA may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of premium payments (less withdrawals) or Contract Value. This contract offers death benefits, which may exceed the greater of sum of premium payments (less withdrawals) or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Distributions from qualified plans eligible to be rolled over to new contracts but which are paid to the policyholder directly generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided if the policyholder arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

The mandatory withholding rules apply to all taxable distributions from qualified plans except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions). The mandatory withholding rules do not apply to IRAs, however, a distribution from an IRA is taxable unless the IRA funds are reinvested in another IRA within a statutory time of 60 days.

The contracts sold by us in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain nonqualified deferred compensation plans.

There are numerous income tax rules governing qualified plans, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

Tax Sheltered Annuities (“TSAs”), Tax Deferred Annuities (“TDAs”), Section 403(b)

Code section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

Code section 403(b)(11) imposes certain restrictions on a policyholder’s ability to make withdrawals from, or surrenders of, Code section 403(b) Contracts. Specifically, Code section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 59½, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract. Code section 403(b)(11), applies only with respect to distributions from Code section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

In addition, in order for certain types of contributions under a Code section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract.

If a policyholder requests a distribution due to attaining age 59 ½, separation from service or becoming disabled, the policyholder must follow specific written documentation requirements, in a form acceptable to us, before we can process the distribution.

If a policyholder requests a distribution as a result of hardship, the employer must specifically authorize the distribution. It is not the responsibility of the contract issuer to monitor compliance with IRS regulations relating to hardship distributions. If a hardship distribution is desired, the policyholder must follow the requirements set forth by the employer and we must receive consent by the employer, in a form acceptable to us, to process the distribution.

If certain contractual requirements are met, loans may be made available under Internal Revenue Code section 403(b) tax-sheltered annuity programs. A loan from a participant’s Contract Value may be requested only if we make loans available with the contract and if the employer specifically permits and authorizes loans under their tax-sheltered annuity program. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not the responsibility of the contract issuer to monitor compliance with these requirements. If a loan is desired, the policyholder must follow the requirements set forth by the employer and we must receive consent by the employer, in form acceptable to us, to process the loan.

If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of Contract Value minus any withdrawal charge; and (b) 50% of the Contract Value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under section 72(p) of the Code. Amounts borrowed from a Market Value Adjustment (“MVA”) account are subject to the same market value adjustment as applies to transfers from the MVA.

Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to us.

Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent premium payments allocation on file with us, except that no amount will be transferred to the MVA.

Under Code section 72(p), if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Internal Revenue Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

As of January 1, 2009, there are new Income Tax Regulations impacting section 403(b) plans, including the requirement that the employer have a written Plan and that the Plan indicate the identity of the providers permitted under the Plan. We are not administrators of section 403(b) Plans; we are providers of annuity contracts authorized under specific Plans. We will exchange required information with the employer and/or authorized plan administrator, upon request. As a result of these regulations and requirements set forth by the employer, we may require additional documentation prior to executing transactions involving contracts issued in connection with section 403(b) plans. These documentation requirements may change from time to time.

Keogh Plans

The Self-Employed Individual Tax Retirement Act of 1962, as amended permitted self-employed individuals to establish “Keoghs” or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

Individual Retirement Annuities

Various sections of the Code permit eligible individuals to contribute to individual retirement programs known as “Traditional IRAs”, “Roth IRAs”, “SEP IRA”, “SARSEP IRA”, “SIMPLE IRA”, and “Deemed IRAs”. Each of these different types of IRAs is subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Participant loans are not allowed under IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements.

Corporate Pension and Profit-Sharing Plans

Code section 401(a) permits corporate employers to establish various types of retirement plans for employees.

These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations

Code section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the policyholder is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts.

Tax on Surrenders and Withdrawals from Qualified Plans and IRAs

In the case of a withdrawal under a qualified plan or IRA, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s after-tax cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. For many qualified plans, the individual will have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the policyholder, withdrawals are received without tax.

Code section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401, Section 403(b) Contracts, (and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan; no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the policyholder or Annuitant (as applicable) reaches age 59½; (b) distributions following the death or disability of the policyholder or Annuitant (as applicable) (for this purpose disability is as defined in section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the policyholder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such policyholder or Annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a policyholder or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the policyholder or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code section 213 to the policyholder or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in section 213(d)(1)(D) of the Code) for the policyholder and spouse and dependents if the certain conditions are met; (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the policyholder, spouse, children or grandchildren; and (i) distributions from retirement plans to individuals called to active military. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received from a qualified plan or IRA without tax penalty.

Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70½ or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a Traditional or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. This commencement date is referred to as the “required beginning date.” Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

The amount that must be distributed is based on Code rules relating to “Required Minimum Distributions.” This RMD takes into consideration the individual’s age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

An individual is required to take distributions from all of his or her retirement accounts; however, if the individual has two or more accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has a traditional IRA and a section 403(b) contract, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two contracts.

We are required to file an information return to the IRS, with a copy to the participant, of the total account value of each account. This information return will also indicate if RMDs are required to be taken. We will provide information to each policyholder concerning the RMD computations for his or her annuity contract.

In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

Under the after-death RMD rules, if the original policyholder died prior to the required beginning date, and designated a contract beneficiary, then the full account value must be distributed either by the end of the fifth calendar year after the year of the owner’s death or over a period of no longer than the life expectancy of the oldest individual beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31st of the year following the year of death. If the owner did not name a contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner’s estate), then the life expectancy payouts are not permitted and only the five-year rule is permitted.

If the policyholder died after the required beginning date and designed a contract beneficiary, then the maximum payout period is the longer of the life expectancy of the named beneficiary or the remaining life expectancy of the original policyholder. If there was no named contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner’s estate), then the only payment permitted is based on the remaining life expectancy of the original policyholder.

In all cases, if the beneficiary is the surviving spouse, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date. No beneficiary will be defaulted to any death benefit option. Each Beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named Beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract.

Withholding and Information Reporting

We are required to file information returns with the IRS and state taxation authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

In addition to information reporting, we are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders. Although the ruling was directed at a life insurance policy, it may also apply to an annuity contract.

Spousal Definition

Federal law requires that under the Internal Revenue Code, the special provisions relating to a “spouse” relate only to persons considered as spouses under the Defense of Marriage Act (DOMA), Pub. L. 104-199. Under this Act, same-sex marriages, civil union partners, domestic partners or others in like status currently are not recognized as spouses for purposes of federal law. Therefore, any options afforded by federal tax law to a “spouse “under the Code are currently not available to a same-sex spouse, domestic partner, civil union partner or other in like status. Same-sex spouses, civil union partners, domestic partners and others who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

Seek Tax Advice

The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Policyholder considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan or IRA.

Sales of Variable Accumulation Contracts

PHL Variable has designated Phoenix Equity Planning Corporation (“PEPCO”) to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the PHL Variable, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the PHL Variable and its affiliated companies. PHL Variable reimburses PEPCO for expenses PEPCO incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). PEPCO does not retain any fees under the Contracts; however, PEPCO may receive 12b-1 fees from the underlying funds.

PEPCO’s principal executive offices are located at 610 W. Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, or (“FINRA”) (formerly known as the National Association of Securities Dealers, Inc. or NASD).

PEPCO and PHL Variable enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

On January 6, 2010 Phoenix announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire the Phoenix private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter and distributor for the Phoenix variable annuity, life insurance, and SEC registered products (“SEC registered products”). The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a Phoenix affiliated broker-dealer, 1851 Securities, Inc. Phoenix filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010. Phoenix expects 1851 Securities, Inc. to become the principal underwriter and distributor for the SEC registered products on or before September 30, 2010.

Compensation

Broker-dealers who have selling agreements with PEPCO and PHL Variable are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker- dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments if up-front compensation is paid to registered representatives and up to 2.5% annually of contract value (if asset based compensation is paid).

To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits PHL Variable may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. PHL Variable may also pay for sales and distribution expenses out of any payments PHL Variable or PEPCO may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a surrender charge, proceeds from this charge may be used to reimburse PHL Variable for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

We have unique arrangements for compensation with select broker-dealer firms based on the firm's aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

Servicing Agent

The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Annuity Operations Division, PO Box 8027, Boston, MA 02266-8027. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The total administrative service fees paid by the fund for the last three fiscal years were based on a percentage of the Fund’s average daily net assets as follows:

Year Ended December 31,	Fee Paid
2007	$1.7 Million
2008	$1.3 Million
2009	$1.7 Million

For 2010, The Phoenix Edge Series Fund will reimburse Phoenix Life Insurance Company a flat fee rate of $1.5 million, which will be paid on a weighted average basis based on the net asset value of each Fund.

State Regulation

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

State regulation of PHL Variable includes certain limitations on the investments, which may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports

Reports showing the contract value will be furnished to you at least annually.

Voting Rights

As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and, as such, have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contract owners controlling the vote.

In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

Matters on which owners may give voting instructions may include the following: (1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner’s selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series’ fundamental investment policy, owners participating in such series will vote separately on the matter. The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

The Phoenix Companies, Inc. – Legal Proceedings about Company Subsidiaries

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

For example, in the fourth quarter of 2008, the State of Connecticut Insurance Department initiated the on-site portion of a routine financial examination of the Connecticut domiciled life insurance subsidiaries of Phoenix Life for the five year period ending December 31, 2008.

Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

SAI Table of Contents

The SAI contains more specific information and financial statements relating to the Separate Account and PHL Variable Insurance Company. The Table of Contents of the SAI is set forth below:

PHL Variable Insurance Company
Underwriter

Services
Information Sharing Agreements

Performance History/Calculation of Yield and Return
Calculation of Annuity Payments
Experts
Separate Account Financial Statements

Company Financial Statements

Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio1,[2],11	Long term capital appreciation	Fred Alger Management, Inc.
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	To maximize total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio[3]	Seeks investment results that correspond to the total return performance of U.S. common stock, as represented by the S&P MidCap 400 Index	Calvert Asset Management Company, Inc.
		Subadvisor:	Summit Investment Partners, Inc.
DWS Equity 500 Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
DWS Small Cap Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
Federated Fund for U.S. Government Securities II	Current income by investing primarily in U.S. government securities and U.S Treasury and agency debenture securities	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing in high yield, lower rated corporate bonds	Federated Investment Management Company
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company
Fidelity® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management and Research Company
Fidelity® VIP Growth Portfolio	Capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management and Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth Securities Fund	Capital appreciation	Franklin Advisers, Inc.
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc.
Invesco V.I. Capital Appreciation Fund [4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Mid Cap Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2],4	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond-Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid-Cap Value Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Mutual Shares Securities Fund	Capital appreciation with income as a secondary goal	Franklin Mutual Advisers, LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goalLong term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation by investing in securities of well-known, established companies	OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA	Long-term capital appreciation by investing in securities of foreign insurers, “growth-type” companies, cyclical industries and special situations	OppenheimerFunds, Inc.
Oppenheimer Main Street Small-Cap Fund®/VA	Capital appreciation	OppenheimerFunds, Inc.
Phoenix Capital Growth Series	Intermediate and long-term capital appreciation with income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC

A-1

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Phoenix Comstock Series[6]	Long-term capital appreciation with current income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Long-term capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Growth	Long-term capital growth with current income as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate	Current income with capital growth as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate Growth	Long-term capital growth and current income with a greater emphasis on capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Equity 500 Index Series[6]	High total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Growth and Income Series	Capital appreciation and current income	Phoenix Variable Advisors, Inc.
		Subadvisor:	Virtus Investment Advisers, Inc.
Phoenix Mid-Cap Growth Series	Capital appreciation	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Mid-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks to mid-capitalization stocks that appears to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Multi-Sector Fixed Income Series	Long-term total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Multi-Sector Short Term Bond Series	High current income while attempting to limit changes in the series’ net asset value per share caused by interest rate changes	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Small-Cap Growth Series	Long-term capital growth	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Small-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks that appear to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Phoenix Variable Advisors, Inc.
		Subadvisor(s):	Goodwin Capital Advisers, Inc. (fixed income portion) Virtus Investment Advisers, Inc. (equity portion)
Phoenix-Aberdeen International Series	High total return consistent with reasonable risk	Phoenix Variable Advisors, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Phoenix-Duff & Phelps Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Phoenix Variable Advisors, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
PIMCO CommodityRealReturnTM Strategy Portfolio	Seeks maximum real return consistent with prudent investment management. The portfolio invests in Commodity-Linked derivative instruments backed by a portfolio of inflation-indexed and other fixed-income instruments	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio focuses on Inflation-Indexed Fixed Income Securities rated B to Aaa	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio focuses on Intermediate Maturity Fixed Income Instruments rated B to Aaa	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund1,[2]	Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond	Security Global Investors[7]
Rydex VT Nova Fund1,[2]	Seeks to provide investment results that match the performance of its benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index	Security Global Investors[7]
Rydex|SGI VT All-Cap Opportunity Fund1,[2],[8]	Seeks long-term capital appreciation	Security Global Investors[7]

A-2

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Growth Fund[9]	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets Securities Fund	Long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund	Long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund	Long-term capital growth	Templeton Global Advisors Limited
UIF Equity and Income Portfolio[10]	Capital appreciation and current income	Morgan Stanley Investment Management Inc.
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Name change effective April 30, 2010. Previously known as Summit S&P MidCap 400 Index Portfolio.
[4]	Name change effective April 30, 2010. Previously known as AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, and AIM V.I. Mid Cap Core Equity Fund, respectively.
[5]	Name change effective December 31, 2009. Formerly known as Invesco Aim Advisors, Inc.
[6]	Name change effective March 3, 2010. Formerly known as Phoenix-Van Kampen Comstock Series and Phoenix-Van Kampen Equity 500 Index Series, respectively.
[7]	Name change effective May 1, 2010. Formerly known as Rydex Investments.
[8]	Effective May 25, 2010, name will change to Rydex|SGI VT U.S. Long Short Momentum Fund.
[9]	Name change effective April 29, 2010. Formerly known as Sentinel Variable Products Mid Cap Growth Fund.
[10]	Name is anticipated to change to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.
[11]	Name change effective September 23, 2009. Formerly known as Alger American Capital Appreciation Portfolio.

A-3

APPENDIX B – Deductions for Taxes – Qualified and Nonqualified Annuity Contracts

State	Upon Premium Payment	Upon Annuitization	Nonqualified	Qualified
California		X	2.35%	0.50%
Florida		X	1.00	1.00
Maine	X		2.00
Nevada		X	3.50
South Dakota	X		1.25[1]
Texas		X	0.04[2]	0.04
West Virginia		X	1.00	1.00
Wyoming		X	1.00
Commonwealth of Puerto Rico		X	1.00	1.00
NOTE:	The above tax deduction rates are as of January 1, 2010. No tax deductions are made for states not listed above. However, tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of taxes, see “Deductions and Charges—Tax.”

[1]	South Dakota law exempts premiums received on qualified contracts from premium tax. Additionally, South Dakota law provides a lower rate of 0.8% that applies to premium payments received in excess of $500,000 in a single calendar year.
[2]	Texas charges an insurance department “maintenance fee” of .04% on annuity considerations, but the department allows this to be paid upon annuitization.

B-1

APPENDIX C – Financial Highlights

The following tables give the historical unit values for a single share of each of the available subaccounts. More information can be obtained in the Statement of Additional Information (“SAI”). You may obtain a copy of the SAI free of charge by calling 800/541-0171 or by writing to:

PHL Variable Insurance Company
Annuity Operations Division
PO Box 8027
Boston, MA 02266-8027

Death Benefit Option 1 Contracts

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
AIM V.I. Capital Appreciation Fund – Series I Shares
From 8/2/05* to 12/31/05	$1.057	$1.102	125
From 1/1/06 to 12/31/06	$1.102	$1.156	563
From 1/1/07 to 12/31/07	$1.156	$1.279	801
From 1/1/08 to 12/31/08	$1.279	$0.726	651
From 1/1/09 to 12/31/09	$0.726	$0.869	1,094
AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B
From 3/24/08 to 12/31/08*	$1.000	$0.747	1,285
From 1/1/09 to 12/31/09	$0.747	$0.918	278
DWS Equity 500 Index Fund VIP – Class A
From 8/2/05* to 12/31/05	$1.038	$1.044	247
From 1/1/06 to 12/31/06	$1.044	$1.191	963
From 1/1/07 to 12/31/07	$1.191	$1.238	1,084
From 1/1/08 to 12/31/08	$1.238	$0.769	935
From 1/1/09 to 12/31/09	$0.769	$0.959	24
DWS Small Cap Index VIP – Class A
From 3/24/08 to 12/31/08*	$1.000	$0.734	3
From 1/1/09 to 12/31/09	$0.734	$0.917	33
Federated Fund for U.S. Government Securities II
From 8/2/05* to 12/31/05	$0.994	$0.997	531
From 1/1/06 to 12/31/06	$0.997	$1.026	2,362
From 1/1/07 to 12/31/07	$1.026	$1.077	2,909
From 1/1/08 to 12/31/08	$1.077	$1.109	2,184
From 1/1/09 to 12/31/09	$1.109	$1.152	59
Federated High Income Bond Fund II – Primary Shares
From 10/24/05* to 12/31/05	$1.014	$1.028	76
From 1/1/06 to 12/31/06	$1.028	$1.124	135
From 1/1/07 to 12/31/07	$1.124	$1.148	148
From 1/1/08 to 12/31/08	$1.148	$0.839	118
From 1/1/09 to 12/31/09	$0.839	$1.267	67
Fidelity® VIP Contrafund® Portfolio – Service Class
From 8/26/05* to 12/31/05	$1.038	$1.128	96
From 1/1/06 to 12/31/06	$1.128	$1.243	534
From 1/1/07 to 12/31/07	$1.243	$1.443	1,302
From 1/1/08 to 12/31/08	$1.443	$0.818	1,350
From 1/1/09 to 12/31/09	$0.818	$1.095	68

C-1

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Fidelity® VIP Growth Opportunities Portfolio – Service Class
From 8/2/05* to 12/31/05	$1.033	$1.084	136
From 1/1/06 to 12/31/06	$1.084	$1.127	732
From 1/1/07 to 12/31/07	$1.127	$1.369	2,207
From 1/1/08 to 12/31/08	$1.369	$0.608	5,129
From 1/1/09 to 12/31/09	$0.608	$0.874	102
Fidelity® VIP Growth Portfolio – Service Class
From 11/4/05* to 12/31/05	$1.040	$1.067	14
From 1/1/06 to 12/31/06	$1.067	$1.124	8
From 1/1/07 to 12/31/07	$1.124	$1.409	14
From 1/1/08 to 12/31/08	$1.409	$0.734	36
From 1/1/09 to 12/31/09	$0.734	$0.929	99
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
From 1/26/07 to 12/31/07	$1.000	$1.033	1,508
From 1/1/08 to 12/31/08	$1.033	$0.986	2,824
From 1/1/09 to 12/31/09	$0.986	$1.127	264
Franklin Flex Cap Growth Securities Fund – Class 2
From 3/24/08 to 12/31/08*	$1.000	$0.727	5
From 1/1/09 to 12/31/09	$0.727	$0.955	135
Franklin Income Securities Fund – Class 2
From 4/28/06* to 12/31/06	$1.000	$1.111	1,093
From 1/1/07 to 12/31/07	$1.111	$1.138	4,948
From 1/1/08 to 12/31/08	$1.138	$0.791	5,015
From 1/1/09 to 12/31/09	$0.791	$1.059	217
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
From 1/1/06 to 12/31/06	$1.019	$1.100	5
From 1/1/07 to 12/31/07	$1.100	$1.153	44
From 1/1/08 to 12/31/08	$1.153	$0.939	28
From 1/1/09 to 12/31/09	$0.939	$1.246	117
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
From 8/2/05* to 12/31/05	$1.030	$1.051	212
From 1/1/06 to 12/31/06	$1.051	$1.217	946
From 1/1/07 to 12/31/07	$1.217	$1.243	2,561
From 1/1/08 to 12/31/08	$1.243	$0.780	2,369
From 1/1/09 to 12/31/09	$0.780	$0.916	0†
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
From 12/6/05* to 12/31/05	$1.075	$1.067	2
From 1/1/06 to 12/31/06	$1.067	$1.183	9
From 1/1/07 to 12/31/07	$1.183	$1.174	56
From 1/1/08 to 12/31/08	$1.174	$0.703	59
From 1/1/09 to 12/31/09	$0.703	$0.879	41
Mutual Shares Securities Fund – Class 2
From 8/26/05* to 12/31/05	$1.023	$1.077	96
From 1/1/06 to 12/31/06	$1.077	$1.259	1,220
From 1/1/07 to 12/31/07	$1.259	$1.287	4,526
From 1/1/08 to 12/31/08	$1.287	$0.799	4,905
From 1/1/09 to 12/31/09	$0.799	$0.995	169
Neuberger Berman AMT Guardian Portfolio – S Class
From 1/1/07 to 12/31/07	$1.081	$1.117	946
From 1/1/08 to 12/31/08	$1.117	$0.691	3,123
From 1/1/09 to 12/31/09	$0.691	$0.884	381

C-2

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
From 1/1/09 to 12/31/09	$0.630	$0.693	280
Oppenheimer Global Securities Fund/VA – Service Shares
From 4/28/06* to 12/31/06	$1.000	$1.064	25
From 1/1/07 to 12/31/07	$1.064	$1.114	32
From 1/1/08 to 12/31/08	$1.114	$0.656	78
From 1/1/09 to 12/31/09	$0.656	$0.903	114
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
From 1/1/07 to 12/31/07	$1.012	$0.972	839
From 1/1/08 to 12/31/08	$0.972	$0.595	2,536
From 1/1/09 to 12/31/09	$0.595	$0.805	45
Phoenix Capital Growth Series
From 1/1/06 to 12/31/06	$1.051	$1.071	13
From 1/1/07 to 12/31/07	$1.071	$1.171	64
From 1/1/08 to 12/31/08	$1.171	$0.685	63
From 1/1/09 to 12/31/09	$0.685	$0.879	1,998
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
From 2/3/06* to 12/31/06	$1.000	$1.113	324
From 1/1/07 to 12/31/07	$1.113	$1.192	523
From 1/1/08 to 12/31/08	$1.192	$0.727	473
From 1/1/09 to 12/31/09	$0.727	$0.915	2,818
Phoenix Dynamic Asset Allocation Series: Growth
From 2/3/06* to 12/31/06	$1.000	$1.087	409
From 1/1/07 to 12/31/07	$1.087	$1.163	1,642
From 1/1/08 to 12/31/08	$1.163	$0.779	2,609
From 1/1/09 to 12/31/09	$0.779	$0.952	3,623
Phoenix Dynamic Asset Allocation Series: Moderate
From 1/1/07 to 12/31/07	$1.056	$1.114	176
From 1/1/08 to 12/31/08	$1.114	$0.926	965
From 1/1/09 to 12/31/09	$0.926	$1.031	3,056
Phoenix Dynamic Asset Allocation Series: Moderate Growth
From 2/3/06* to 12/31/06	$1.000	$1.076	99
From 1/1/07 to 12/31/07	$1.076	$1.152	702
From 1/1/08 to 12/31/08	$1.152	$0.847	3,553
From 1/1/09 to 12/31/09	$0.847	$0.992	3,540
Phoenix Growth and Income Series
From 8/2/05* to 12/31/05	$1.040	$1.036	116
From 1/1/06 to 12/31/06	$1.036	$1.199	500
From 1/1/07 to 12/31/07	$1.199	$1.263	541
From 1/1/08 to 12/31/08	$1.263	$0.811	466
From 1/1/09 to 12/31/09	$0.811	$0.990	1,899
Phoenix Mid-Cap Growth Series
From 12/6/05* to 12/31/05	$1.056	$1.047	2
From 1/1/06 to 12/31/06	$1.047	$1.077	29
From 1/1/07 to 12/31/07	$1.077	$1.295	19
From 1/1/08 to 12/31/08	$1.295	$0.723	21
From 1/1/09 to 12/31/09	$0.723	$0.931	1,285

C-3

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Phoenix Mid-Cap Value Series
From 8/2/05* to 12/31/05	$1.082	$1.065	154
From 1/1/06 to 12/31/06	$1.065	$1.209	588
From 1/1/07 to 12/31/07	$1.209	$1.217	1,206
From 1/1/08 to 12/31/08	$1.217	$0.776	2,502
From 1/1/09 to 12/31/09	$0.776	$1.016	1,955
Phoenix Money Market Series
From 8/2/05* to 12/31/05	$1.002	$1.010	1,223
From 1/1/06 to 12/31/06	$1.010	$1.041	3,143
From 1/1/07 to 12/31/07	$1.041	$1.078	1,386
From 1/1/08 to 12/31/08	$1.078	$1.089	4,208
From 1/1/09 to 12/31/09	$1.089	$1.076	2,290
Phoenix Multi-Sector Fixed Income Series
From 8/2/05* to 12/31/05	$1.003	$1.011	155
From 1/1/06 to 12/31/06	$1.011	$1.067	396
From 1/1/07 to 12/31/07	$1.067	$1.093	1,708
From 1/1/08 to 12/31/08	$1.093	$0.886	4,061
From 1/1/09 to 12/31/09	$0.886	$1.226	2,294
Phoenix Multi-Sector Short Term Bond Series
From 8/26/05* to 12/31/05	$1.004	$1.006	168
From 1/1/06 to 12/31/06	$1.006	$1.050	223
From 1/1/07 to 12/31/07	$1.050	$1.078	227
From 1/1/08 to 12/31/08	$1.078	$0.944	368
From 1/1/09 to 12/31/09	$0.944	$1.231	4,270
Phoenix Small-Cap Growth Series
From 12/6/05 to 12/31/05	$1.188	$1.161	2
From 1/1/06 to 12/31/06	$1.161	$1.370	89
From 1/1/07 to 12/31/07	$1.370	$1.571	67
From 1/1/08 to 12/31/08	$1.571	$0.854	46
From 1/1/09 to 12/31/09	$0.854	$1.032	4,073
Phoenix Small-Cap Value Series
From 8/8/05* to 12/31/05	$1.068	$1.074	79
From 1/1/06 to 12/31/06	$1.074	$1.239	258
From 1/1/07 to 12/31/07	$1.239	$1.198	302
From 1/1/08 to 12/31/08	$1.198	$0.734	309
From 1/1/09 to 12/31/09	$0.734	$0.877	3,905
Phoenix Strategic Allocation Series
From 1/1/08 to 12/31/08	$1.177	$0.866	57
From 1/1/09 to 12/31/09	$0.866	$1.065	4,279
Phoenix-Aberdeen International Series
From 8/8/05* to 12/31/05	$1.068	$1.194	100
From 1/1/06 to 12/31/06	$1.194	$1.501	1,663
From 1/1/07 to 12/31/07	$1.501	$1.704	3,132
From 1/1/08 to 12/31/08	$1.704	$1.027	6,139
From 1/1/09 to 12/31/09	$1.027	$1.418	2,185
Phoenix-Duff & Phelps Real Estate Securities Series
From 8/2/05* to 12/31/05	$1.099	$1.100	151
From 1/1/06 to 12/31/06	$1.100	$1.489	430
From 1/1/07 to 12/31/07	$1.489	$1.239	916
From 1/1/08 to 12/31/08	$1.239	$0.772	1,971
From 1/1/09 to 12/31/09	$0.772	$0.985	2,153

C-4

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Phoenix-Van Kampen Comstock Series
From 1/1/06 to 12/31/06	$1.048	$1.251	58
From 1/1/07 to 12/31/07	$1.251	$1.208	126
From 1/1/08 to 12/31/08	$1.208	$0.767	40
From 1/1/09 to 12/31/09	$0.767	$0.984	1,341
Phoenix-Van Kampen Equity 500 Index Series
From 1/1/06 to 12/31/06	$1.042	$1.176	21
From 1/1/07 to 12/31/07	$1.176	$1.218	20
From 1/1/08 to 12/31/08	$1.218	$0.754	20
From 1/1/09 to 12/31/09	$0.754	$0.940	2,569
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
From 4/28/06* to 12/31/06	$1.000	$0.952	14
From 1/1/07 to 12/31/07	$0.952	$1.158	572
From 1/1/08 to 12/31/08	$1.158	$0.642	1,631
From 1/1/09 to 12/31/09	$0.642	$0.897	576
PIMCO Real Return Portfolio – Advisor Class
From 4/28/06* to 12/31/06	$1.000	$1.015	5
From 1/1/07 to 12/31/07	$1.015	$1.108	5
From 1/1/08 to 12/31/08	$1.108	$1.016	63
From 1/1/09 to 12/31/09	$1.016	$1.186	804
PIMCO Total Return Portfolio – Advisor Class
From 4/28/06* to 12/31/06	$1.000	$1.033	5
From 1/1/07 to 12/31/07	$1.033	$1.108	40
From 1/1/08 to 12/31/08	$1.108	$1.146	115
From 1/1/09 to 12/31/09	$1.146	$1.289	627
Sentinel Variable Products Balanced Fund
From 1/1/09 to 12/31/09	$0.691	$0.884	2
Sentinel Variable Products Bond Fund
From 9/7/07 to 12/31/07	$1.000	$1.020	150
From 1/1/08 to 12/31/08	$1.020	$1.042	1,919
From 1/1/09 to 12/31/09	$1.042	$1.143	3
Sentinel Variable Products Common Stock Fund
From 9/7/07 to 12/31/07	$1.000	$1.023	642
From 1/1/08 to 12/31/08	$1.023	$0.676	7,386
From 1/1/09 to 12/31/09	$0.676	$0.853	17
Sentinel Variable Products Small Company Fund
From 9/7/07 to 12/31/07	$1.000	$1.005	95
From 1/1/08 to 12/31/08	$1.005	$0.672	955
From 1/1/09 to 12/31/09	$0.672	$0.844	5
Templeton Developing Markets Securities Fund – Class 2
From 1/1/07 to 12/31/07	$1.086	$1.358	33
From 1/1/08 to 12/31/08	$1.358	$0.634	107
From 1/1/09 to 12/31/09	$0.634	$1.081	118
Templeton Foreign Securities Fund – Class 2
From 11/4/05* to 12/31/05	$1.061	$1.112	15
From 1/1/06 to 12/31/06	$1.112	$1.333	93
From 1/1/07 to 12/31/07	$1.333	$1.520	92
From 1/1/08 to 12/31/08	$1.520	$0.895	114
From 1/1/09 to 12/31/09	$0.895	$1.211	133

C-5

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Templeton Growth Securities Fund – Class 2
From 1/1/06 to 12/31/06	$1.085	$1.306	990
From 1/1/07 to 12/31/07	$1.306	$1.319	4,141
From 1/1/08 to 12/31/08	$1.319	$0.751	4,880
From 1/1/09 to 12/31/09	$0.751	$0.973	152
Van Kampen UIF Equity and Income Portfolio – Class II
From 1/1/07 to 12/31/07	$1.074	$1.095	15
From 1/1/08 to 12/31/08	$1.095	$0.836	10
From 1/1/09 to 12/31/09	$0.836	$1.011	1,120
Wanger International
From 8/2/05* to 12/31/05	$1.075	$1.171	70
From 1/1/06 to 12/31/06	$1.171	$1.586	301
From 1/1/07 to 12/31/07	$1.586	$1.822	591
From 1/1/08 to 12/31/08	$1.822	$0.979	1,305
From 1/1/09 to 12/31/09	$0.979	$1.448	6,365
Wanger International Select
From 10/24/05* to 12/31/05	$1.065	$1.161	50
From 1/1/06 to 12/31/06	$1.161	$1.559	54
From 1/1/07 to 12/31/07	$1.559	$1.875	127
From 1/1/08 to 12/31/08	$1.875	$1.031	127
From 1/1/09 to 12/31/09	$1.031	$1.353	4,330
Wanger Select
From 8/26/05* to 12/31/05	$1.028	$1.131	62
From 1/1/06 to 12/31/06	$1.131	$1.337	110
From 1/1/07 to 12/31/07	$1.337	$1.444	125
From 1/1/08 to 12/31/08	$1.444	$0.726	252
From 1/1/09 to 12/31/09	$0.726	$1.192	5,806
Wanger USA
From 8/29/05* to 12/31/05	$1.038	$1.090	45
From 1/1/06 to 12/31/06	$1.090	$1.161	101
From 1/1/07 to 12/31/07	$1.161	$1.209	127
From 1/1/08 to 12/31/08	$1.209	$0.720	189
From 1/1/09 to 12/31/09	$0.720	$1.011	9,180

*Date subaccount began operations.

†Amount is less than 500 units.

Death Benefit Option 2 Contracts

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
AIM V.I. Capital Appreciation Fund – Series I Shares
From 10/10/05* to 12/31/05	$1.028	$1.100	43
From 01/01/06 to 12/31/06	$1.100	$1.152	112
From 1/1/07 to 12/31/07	$1.152	$1.271	118
From 1/1/08 to 12/31/08	$1.271	$0.720	114
From 1/1/09 to 12/31/09	$0.720	$0.859	344
AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B
From 3/24/08 to 12/31/08*	$1.000	$0.746	114
From 1/1/09 to 12/31/09	$0.746	$0.914	148

C-6

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
DWS Equity 500 Index Fund VIP – Class A
From 10/10/05* to 12/31/05	$0.991	$1.043	77
From 01/01/06 to 12/31/06	$1.043	$1.186	193
From 1/1/07 to 12/31/07	$1.186	$1.230	206
From 1/1/08 to 12/31/08	$1.230	$0.762	287
From 1/1/09 to 12/31/09	$0.762	$0.948	9
Federated Fund for U.S. Government Securities II
From 10/10/05* to 12/31/05	$0.995	$0.996	52
From 01/01/06 to 12/31/06	$0.996	$1.022	489
From 1/1/07 to 12/31/07	$1.022	$1.070	543
From 1/1/08 to 12/31/08	$1.070	$1.099	352
From 1/1/09 to 12/31/09	$1.099	$1.139	15
Federated High Income Bond Fund II – Primary Shares
From 01/01/06 to 12/31/06	$1.026	$1.120	11
From 1/1/07 to 12/31/07	$1.120	$1.141	13
From 1/1/08 to 12/31/08	$1.141	$0.832	11
From 1/1/09 to 12/31/09	$0.832	$1.252	15
Fidelity® VIP Contrafund® Portfolio – Service Class
From 01/01/06 to 12/31/06	$1.127	$1.239	55
From 1/1/07 to 12/31/07	$1.239	$1.434	284
From 1/1/08 to 12/31/08	$1.434	$0.810	488
From 1/1/09 to 12/31/09	$0.810	$1.083	16
Fidelity® VIP Growth Opportunities Portfolio – Service Class
From 10/10/05* to 12/31/05	$0.995	$1.082	13
From 01/01/06 to 12/31/06	$1.082	$1.123	165
From 1/1/07 to 12/31/07	$1.123	$1.360	566
From 1/1/08 to 12/31/08	$1.360	$0.602	1,758
From 1/1/09 to 12/31/09	$0.602	$0.864	24
Fidelity® VIP Growth Portfolio – Service Class
From 1/1/09 to 12/31/09	$0.727	$0.918	23
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
From 1/26/07 to 12/31/07	$1.000	$1.031	289
From 1/1/08 to 12/31/08	$1.031	$0.981	823
From 1/1/09 to 12/31/09	$0.981	$1.118	120
Franklin Income Securities Fund – Class 2
From 4/28/06* to 12/31/06	$1.000	$1.109	325
From 1/1/07 to 12/31/07	$1.109	$1.133	1,478
From 1/1/08 to 12/31/08	$1.133	$0.785	1,372
From 1/1/09 to 12/31/09	$0.785	$1.049	86
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
From 01/01/06 to 12/31/06	$1.017	$1.096	1
From 1/1/07 to 12/31/07	$1.096	$1.146	4
From 1/1/08 to 12/31/08	$1.146	$0.931	3
From 1/1/09 to 12/31/09	$0.931	$1.231	29
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
From 10/10/05* to 12/31/05	$0.999	$1.049	51
From 01/01/06 to 12/31/06	$1.049	$1.212	179
From 1/1/07 to 12/31/07	$1.212	$1.235	557
From 1/1/08 to 12/31/08	$1.235	$0.773	562
From 1/1/09 to 12/31/09	$0.773	$0.906	0†

C-7

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
From 1/1/08 to 12/31/08	$1.167	$0.697	18
From 1/1/09 to 12/31/09	$0.697	$0.869	10
Mutual Shares Securities Fund – Class 2
From 01/01/06 to 12/31/06	$1.076	$1.254	317
From 1/1/07 to 12/31/07	$1.254	$1.278	1,349
From 1/1/08 to 12/31/08	$1.278	$0.792	1,413
From 1/1/09 to 12/31/09	$0.792	$0.983	82
Neuberger Berman AMT Guardian Portfolio – S Class
From 1/1/07 to 12/31/07	$1.048	$1.113	285
From 1/1/08 to 12/31/08	$1.113	$0.686	1,162
From 1/1/09 to 12/31/09	$0.686	$0.876	170
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
From 1/1/09 to 12/31/09	$0.620	$0.687	151
Oppenheimer Capital Appreciation Fund/VA – Service Shares
From 1/1/08 to 12/31/08	$1.138	$0.609	15
From 1/1/09 to 12/31/09	$0.609	$0.865	35
Oppenheimer Global Securities Fund/VA – Service Shares
From 4/28/06* to 12/31/06	$1.000	$1.062	4
From 1/1/07 to 12/31/07	$1.062	$1.109	11
From 1/1/08 to 12/31/08	$1.109	$0.652	19
From 1/1/09 to 12/31/09	$0.652	$0.895	24
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
From 1/1/07 to 12/31/07	$1.018	$0.968	232
From 1/1/08 to 12/31/08	$0.968	$0.591	884
From 1/1/09 to 12/31/09	$0.591	$0.797	12
Phoenix Capital Growth Series
From 1/1/08 to 12/31/08	$1.164	$0.679	1
From 1/1/09 to 12/31/09	$0.679	$0.869	670
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
From 2/3/06* to 12/31/06	$1.000	$1.111	63
From 1/1/07 to 12/31/07	$1.111	$1.187	306
From 1/1/08 to 12/31/08	$1.187	$0.722	311
From 1/1/09 to 12/31/09	$0.722	$0.906	983
Phoenix Dynamic Asset Allocation Series: Growth
From 2/3/06* to 12/31/06	$1.000	$1.085	289
From 1/1/07 to 12/31/07	$1.085	$1.158	1,214
From 1/1/08 to 12/31/08	$1.158	$0.773	1,192
From 1/1/09 to 12/31/09	$0.773	$0.943	1,287
Phoenix Dynamic Asset Allocation Series: Moderate
From 2/3/06* to 12/31/06	$1.000	$1.073	459
From 1/1/07 to 12/31/07	$1.073	$1.147	428
From 1/1/08 to 12/31/08	$1.147	$0.920	383
From 1/1/09 to 12/31/09	$0.920	$1.021	986
Phoenix Dynamic Asset Allocation Series: Moderate Growth
From 1/1/08 to 12/31/08	$1.147	$0.840	1,655
From 1/1/09 to 12/31/09	$0.840	$0.982	999

C-8

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Phoenix Growth and Income Series
From 10/10/05* to 12/31/05	$0.990	$1.035	10
From 01/01/06 to 12/31/06	$1.035	$1.194	94
From 1/1/07 to 12/31/07	$1.194	$1.255	100
From 1/1/08 to 12/31/08	$1.255	$0.804	89
From 1/1/09 to 12/31/09	$0.804	$0.978	549
Phoenix Mid-Cap Value Series
From 9/6/05* to 12/31/05	$1.064	$1.064	129
From 01/01/06 to 12/31/06	$1.064	$1.204	212
From 1/1/07 to 12/31/07	$1.204	$1.210	394
From 1/1/08 to 12/31/08	$1.210	$0.769	922
From 1/1/09 to 12/31/09	$0.769	$1.005	588
Phoenix Money Market Series
From 10/24/05* to 12/31/05	$1.005	$1.008	6
From 01/01/06 to 12/31/06	$1.008	$1.037	225
From 1/1/07 to 12/31/07	$1.037	$1.071	146
From 1/1/08 to 12/31/08	$1.071	$1.079	762
From 1/1/09 to 12/31/09	$1.079	$1.064	893
Phoenix Multi-Sector Fixed Income Series
From 9/6/05* to 12/31/05	$1.014	$1.010	135
From 01/01/06 to 12/31/06	$1.010	$1.063	187
From 1/1/07 to 12/31/07	$1.063	$1.086	404
From 1/1/08 to 12/31/08	$1.086	$0.878	1,195
From 1/1/09 to 12/31/09	$0.878	$1.212	922
Phoenix Multi-Sector Short Term Bond Series
From 01/01/06 to 12/31/06	$1.005	$1.046	2
From 1/1/07 to 12/31/07	$1.046	$1.071	17
From 1/1/08 to 12/31/08	$1.071	$0.936	33
From 1/1/09 to 12/31/09	$0.936	$1.217	1,379
Phoenix Small-Cap Growth Series
From 1/1/08 to 12/31/08	$1.560	$0.846	43
From 1/1/09 to 12/31/09	$0.846	$1.020	1,352
Phoenix Small-Cap Value Series
From 10/10/05* to 12/31/05	$1.022	$1.073	2
From 01/01/06 to 12/31/06	$1.073	$1.234	64
From 1/1/07 to 12/31/07	$1.234	$1.190	80
From 1/1/08 to 12/31/08	$1.190	$0.728	90
From 1/1/09 to 12/31/09	$0.728	$0.867	1,302
Phoenix Strategic Allocation Series
From 1/1/07 to 12/31/07	$1.166	$1.169	51
From 1/1/08 to 12/31/08	$1.169	$0.859	86
From 1/1/09 to 12/31/09	$0.859	$1.053	1,421
Phoenix-Aberdeen International Series
From 10/10/05* to 12/31/05	$1.117	$1.192	2
From 01/01/06 to 12/31/06	$1.192	$1.496	337
From 1/1/07 to 12/31/07	$1.496	$1.693	727
From 1/1/08 to 12/31/08	$1.693	$1.018	1,930
From 1/1/09 to 12/31/09	$1.018	$1.402	833

C-9

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Phoenix-Duff & Phelps Real Estate Securities Series
From 9/6/05* to 12/31/05	$1.075	$1.098	127
From 01/01/06 to 12/31/06	$1.098	$1.483	201
From 1/1/07 to 12/31/07	$1.483	$1.231	354
From 1/1/08 to 12/31/08	$1.231	$0.765	828
From 1/1/09 to 12/31/09	$0.765	$0.973	798
Phoenix-Van Kampen Comstock Series
From 01/01/06 to 12/31/06	$1.046	$1.246	5
From 1/1/07 to 12/31/07	$1.246	$1.200	5
From 1/1/08 to 12/31/08	$1.200	$0.760	25
From 1/1/09 to 12/31/09	$0.760	$0.973	469
Phoenix-Van Kampen Equity 500 Index Series
From 1/1/07 to 12/31/07	$1.213	$1.210	35
From 1/1/08 to 12/31/08	$1.210	$0.747	35
From 1/1/09 to 12/31/09	$0.747	$0.929	929
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
From 4/28/06* to 12/31/06	$1.000	$0.950	0†
From 1/1/07 to 12/31/07	$0.950	$1.153	177
From 1/1/08 to 12/31/08	$1.153	$0.637	631
From 1/1/09 to 12/31/09	$0.637	$0.889	188
PIMCO Real Return Portfolio – Advisor Class
From 1/1/08 to 12/31/08	$1.103	$1.009	19
From 1/1/09 to 12/31/09	$1.009	$1.175	340
PIMCO Total Return Portfolio – Advisor Class
From 1/1/08 to 12/31/08	$1.104	$1.138	20
From 1/1/09 to 12/31/09	$1.138	$1.277	269
Sentinel Variable Products Balanced Fund
From 1/1/09 to 12/31/09	$0.847	$0.910	0†
Sentinel Variable Products Bond Fund
From 9/7/07 to 12/31/07	$1.000	$1.019	35
From 1/1/08 to 12/31/08	$1.019	$1.038	561
From 1/1/09 to 12/31/09	$1.038	$1.136	1
Sentinel Variable Products Common Stock Fund
From 9/7/07 to 12/31/07	$1.000	$1.022	167
From 1/1/08 to 12/31/08	$1.022	$0.674	2,656
From 1/1/09 to 12/31/09	$0.674	$0.848	8
Sentinel Variable Products Mid Cap Growth Fund
From 1/1/09 to 12/31/09	$0.669	$0.736	6
Sentinel Variable Products Small Company Fund
From 9/7/07 to 12/31/07	$1.000	$1.004	30
From 1/1/08 to 12/31/08	$1.004	$0.670	386
From 1/1/09 to 12/31/09	$0.670	$0.839	6
Summit S&P MidCap 400 Index Portfolio – Class I Shares
From 3/24/08 to 12/31/08*	$1.000	$0.696	0†
From 1/1/09 to 12/31/09	$0.696	$0.936	98
Templeton Developing Markets Securities Fund – Class 2
From 1/1/07 to 12/31/07	$1.238	$1.353	1
From 1/1/08 to 12/31/08	$1.353	$0.630	62
From 1/1/09 to 12/31/09	$0.630	$1.071	47

C-10

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Templeton Foreign Securities Fund – Class 2
From 1/1/07 to 12/31/07	$1.336	$1.510	28
From 1/1/08 to 12/31/08	$1.510	$0.887	37
From 1/1/09 to 12/31/09	$0.887	$1.197	65
Templeton Growth Securities Fund – Class 2
From 01/01/06 to 12/31/06	$1.084	$1.300	269
From 1/1/07 to 12/31/07	$1.300	$1.311	1,248
From 1/1/08 to 12/31/08	$1.311	$0.745	1,404
From 1/1/09 to 12/31/09	$0.745	$0.962	81
Wanger International
From 9/6/05* to 12/31/05	$1.115	$1.170	137
From 01/01/06 to 12/31/06	$1.170	$1.580	182
From 1/1/07 to 12/31/07	$1.580	$1.810	389
From 1/1/08 to 12/31/08	$1.810	$0.970	716
From 1/1/09 to 12/31/09	$0.970	$1.431	2,089
Wanger International Select
From 01/01/06 to 12/31/06	$1.159	$1.553	10
From 1/1/07 to 12/31/07	$1.553	$1.863	27
From 1/1/08 to 12/31/08	$1.863	$1.021	26
From 1/1/09 to 12/31/09	$1.021	$1.337	1,538
Wanger Select
From 01/01/06 to 12/31/06	$1.129	$1.331	33
From 1/1/07 to 12/31/07	$1.331	$1.435	188
From 1/1/08 to 12/31/08	$1.435	$0.720	246
From 1/1/09 to 12/31/09	$0.720	$1.178	2,037
Wanger USA
From 01/01/06 to 12/31/06	$1.089	$1.157	44
From 1/1/07 to 12/31/07	$1.157	$1.201	221
From 1/1/08 to 12/31/08	$1.201	$0.713	292
From 1/1/09 to 12/31/09	$0.713	$0.999	3,246

†Amount is less than 500 units.

*Date subaccount began operations.

Death Benefit Option 3 Contracts

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Federated High Income Bond Fund II – Primary Shares
From 1/1/08 to 12/31/08	$1.141	$0.832	0†
From 1/1/09 to 12/31/09	$0.832	$1.252	0†
Fidelity® VIP Growth Opportunities Portfolio – Service Class
From 1/1/08 to 12/31/08	$1.360	$0.602	17
From 1/1/09 to 12/31/09	$0.602	$0.864	0†
Fidelity® VIP Growth Portfolio – Service Class
From 1/1/08 to 12/31/08	$1.400	$0.727	0†
From 1/1/09 to 12/31/09	$0.727	$0.918	0†

C-11

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Franklin Income Securities Fund – Class 2
From 1/1/07 to 12/31/07	$1.115	$1.133	0†
From 1/1/08 to 12/31/08	$1.133	$0.785	1
From 1/1/09 to 12/31/09	$0.785	$1.049	1
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
From 1/1/08 to 12/31/08	$1.235	$0.773	0†
From 1/1/09 to 12/31/09	$0.773	$0.906	0†
Mutual Shares Securities Fund – Class 2
From 1/1/07 to 12/31/07	$1.260	$1.278	0†
From 1/1/08 to 12/31/08	$1.278	$0.792	1
From 1/1/09 to 12/31/09	$0.792	$0.983	1
Neuberger Berman AMT Guardian Portfolio – S Class
From 1/1/08 to 12/31/08	$1.113	$0.686	20
From 1/1/09 to 12/31/09	$0.686	$0.876	6
Oppenheimer Capital Appreciation Fund/VA – Service Shares
From 1/1/08 to 12/31/08	$1.138	$0.609	0†
From 1/1/09 to 12/31/09	$0.609	$0.865	1
Oppenheimer Global Securities Fund/VA – Service Shares
From 1/1/08 to 12/31/08	$1.109	$0.652	0†
From 1/1/09 to 12/31/09	$0.652	$0.895	0†
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
From 1/1/08 to 12/31/08	$0.968	$0.591	12
From 1/1/09 to 12/31/09	$0.591	$0.797	0†
Phoenix Mid-Cap Value Series
From 1/1/08 to 12/31/08	$1.210	$0.769	10
From 1/1/09 to 12/31/09	$0.769	$1.005	11
Phoenix Multi-Sector Short Term Bond Series
From 1/1/08 to 12/31/08	$1.071	$0.936	0†
From 1/1/09 to 12/31/09	$0.936	$1.217	20
Phoenix-Aberdeen International Series
From 1/1/08 to 12/31/08	$1.693	$1.018	23
From 1/1/09 to 12/31/09	$1.018	$1.402	19
Phoenix-Duff & Phelps Real Estate Securities Series
From 1/1/08 to 12/31/08	$1.231	$0.765	8
From 1/1/09 to 12/31/09	$0.765	$0.973	11
Phoenix-Van Kampen Comstock Series
From 1/1/08 to 12/31/08	$1.200	$0.760	0†
From 1/1/09 to 12/31/09	$0.760	$0.973	10
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
From 1/1/08 to 12/31/08	$1.153	$0.637	7
From 1/1/09 to 12/31/09	$0.637	$0.889	7
PIMCO Total Return Portfolio – Advisor Class
From 1/1/08 to 12/31/08	$1.104	$1.138	0†
From 1/1/09 to 12/31/09	$1.138	$1.277	8
Sentinel Variable Products Common Stock Fund
From 1/1/08 to 12/31/08	$1.022	$0.674	40
From 1/1/09 to 12/31/09	$0.674	$0.848	0†

C-12

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Sentinel Variable Products Small Company Fund
From 1/1/08 to 12/31/08	$1.004	$0.670	8
From 1/1/09 to 12/31/09	$0.670	$0.839	0†
Templeton Developing Markets Securities Fund – Class 2
From 1/1/08 to 12/31/08	$1.353	$0.630	0†
From 1/1/09 to 12/31/09	$0.630	$1.071	1
Templeton Foreign Securities Fund – Class 2
From 1/1/08 to 12/31/08	$1.510	$0.887	0†
From 1/1/09 to 12/31/09	$0.887	$1.197	1
Templeton Growth Securities Fund – Class 2
From 1/1/07 to 12/31/07	$1.288	$1.311	0†
From 1/1/08 to 12/31/08	$1.311	$0.745	1
From 1/1/09 to 12/31/09	$0.745	$0.962	1
Wanger International
From 1/1/08 to 12/31/08	$1.810	$0.970	5
From 1/1/09 to 12/31/09	$0.970	$1.431	22
Wanger USA
From 1/1/08 to 12/31/08	$1.201	$0.713	0†
From 1/1/09 to 12/31/09	$0.713	$0.999	36

*Date subaccount began operations.

†Amount is less than 500 units.

Death Benefit Option 4 Contracts

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
AIM V.I. Capital Appreciation Fund – Series I Shares
From 1/1/06 to 12/31/06	$1.099	$1.147	153
From 1/1/07 to 12/31/07	$1.147	$1.263	151
From 1/1/08 to 12/31/08	$1.263	$0.713	140
From 1/1/09 to 12/31/09	$0.713	$0.849	397
AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B
From 3/24/08 to 12/31/08*	$1.000	$0.744	171
From 1/1/09 to 12/31/09	$0.744	$0.910	198
DWS Equity 500 Index Fund VIP – Class A
From 1/1/06 to 12/31/06	$1.041	$1.182	246
From 1/1/07 to 12/31/07	$1.182	$1.222	242
From 1/1/08 to 12/31/08	$1.222	$0.755	235
From 1/1/09 to 12/31/09	$0.755	$0.937	9
Federated Fund for U.S. Government Securities II
From 1/1/06 to 12/31/06	$0.995	$1.018	763
From 1/1/07 to 12/31/07	$1.018	$1.063	756
From 1/1/08 to 12/31/08	$1.063	$1.089	730
From 1/1/09 to 12/31/09	$1.089	$1.125	11
Fidelity® VIP Contrafund® Portfolio – Service Class
From 1/1/08 to 12/31/08	$1.243	$0.803	10
From 1/1/09 to 12/31/09	$0.803	$1.070	12

C-13

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Fidelity® VIP Growth Opportunities Portfolio – Service Class
From 1/1/06 to 12/31/06	$1.081	$1.118	173
From 1/1/07 to 12/31/07	$1.118	$1.352	739
From 1/1/08 to 12/31/08	$1.352	$0.597	1,104
From 1/1/09 to 12/31/09	$0.597	$0.854	15
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
From 1/26/07 to 12/31/07	$1.015	$1.028	485
From 1/1/08 to 12/31/08	$1.028	$0.977	503
From 1/1/09 to 12/31/09	$0.977	$1.110	191
Franklin Income Securities Fund – Class 2
From4/28/06* to 12/31/06	$1.000	$1.107	61
From 1/1/07 to 12/31/07	$1.107	$1.128	251
From 1/1/08 to 12/31/08	$1.128	$0.780	482
From 1/1/09 to 12/31/09	$0.780	$1.039	128
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
From 1/1/06 to 12/31/06	$1.048	$1.207	232
From 1/1/07 to 12/31/07	$1.207	$1.227	637
From 1/1/08 to 12/31/08	$1.227	$0.766	539
From 1/1/09 to 12/31/09	$0.766	$0.895	1
Mutual Shares Securities Fund – Class 2
From 1/1/06 to 12/31/06	$1.074	$1.249	48
From 1/1/07 to 12/31/07	$1.249	$1.270	212
From 1/1/08 to 12/31/08	$1.270	$0.785	458
From 1/1/09 to 12/31/09	$0.785	$0.972	41
Neuberger Berman AMT Guardian Portfolio – S Class
From 1/1/07 to 12/31/07	$1.053	$1.108	377
From 1/1/08 to 12/31/08	$1.108	$0.682	649
From 1/1/09 to 12/31/09	$0.682	$0.868	251
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
From 1/1/09 to 12/31/09	$0.570	$0.680	211
Oppenheimer Capital Appreciation Fund/VA – Service Shares
From 1/1/08 to 12/31/08	$0.799	$0.857	25
Oppenheimer Global Securities Fund/VA – Service Shares
From 4/28/06* to 12/31/06	$1.000	$1.060	4
From 1/1/07 to 12/31/07	$1.060	$1.105	4
From 1/1/08 to 12/31/08	$1.105	$0.648	3
From 1/1/09 to 12/31/09	$0.648	$0.887	16
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
From4/28/06* to 12/31/06	$1.000	$0.995	4
From 1/1/07 to 12/31/07	$0.995	$0.964	300
From 1/1/08 to 12/31/08	$0.964	$0.587	495
From 1/1/09 to 12/31/09	$0.587	$0.790	11
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
From 2/3/06* to 12/31/06	$1.000	$1.108	35
From 1/1/07 to 12/31/07	$1.108	$1.181	562
From 1/1/08 to 12/31/08	$1.181	$0.716	554
From 1/1/09 to 12/31/09	$0.716	$0.897	577

C-14

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Phoenix Dynamic Asset Allocation Series: Growth
From 2/3/06* to 12/31/06	$1.000	$1.082	445
From 1/1/07 to 12/31/07	$1.082	$1.152	1,154
From 1/1/08 to 12/31/08	$1.152	$0.768	1,043
From 1/1/09 to 12/31/09	$0.768	$0.933	664
Phoenix Dynamic Asset Allocation Series: Moderate
From 1/1/08 to 12/31/08	$1.104	$0.913	377
From 1/1/09 to 12/31/09	$0.913	$1.011	604
Phoenix Dynamic Asset Allocation Series: Moderate Growth
From 2/3/06* to 12/31/06	$1.000	$1.071	8
From 1/1/07 to 12/31/07	$1.071	$1.141	8
From 1/1/08 to 12/31/08	$1.141	$0.834	133
From 1/1/09 to 12/31/09	$0.834	$0.972	624
Phoenix Growth and Income Series
From 1/1/06 to 12/31/06	$1.033	$1.190	127
From 1/1/07 to 12/31/07	$1.190	$1.246	124
From 1/1/08 to 12/31/08	$1.246	$0.797	121
From 1/1/09 to 12/31/09	$0.797	$0.967	406
Phoenix Mid-Cap Growth Series
From 1/1/06 to 12/31/06	$1.044	$1.068	65
From 1/1/07 to 12/31/07	$1.068	$1.278	90
From 1/1/08 to 12/31/08	$1.278	$0.710	25
From 1/1/09 to 12/31/09	$0.710	$0.909	399
Phoenix Mid-Cap Value Series
From 1/1/06 to 12/31/06	$1.062	$1.199	89
From 1/1/07 to 12/31/07	$1.199	$1.202	300
From 1/1/08 to 12/31/08	$1.202	$0.762	470
From 1/1/09 to 12/31/09	$0.762	$0.993	461
Phoenix Money Market Series
From 1/1/06 to 12/31/06	$1.007	$1.033	118
From 1/1/07 to 12/31/07	$1.033	$1.065	292
From 1/1/08 to 12/31/08	$1.065	$1.069	700
From 1/1/09 to 12/31/09	$1.069	$1.051	503
Phoenix Multi-Sector Fixed Income Series
From 1/1/06 to 12/31/06	$1.009	$1.059	111
From 1/1/07 to 12/31/07	$1.059	$1.079	450
From 1/1/08 to 12/31/08	$1.079	$0.870	605
From 1/1/09 to 12/31/09	$0.870	$1.198	547
Phoenix Small-Cap Growth Series
From 1/1/06 to 12/31/06	$1.158	$1.359	22
From 1/1/07 to 12/31/07	$1.359	$1.550	11
From 1/1/08 to 12/31/08	$1.550	$0.839	2
From 1/1/09 to 12/31/09	$0.839	$1.009	839
Phoenix Small-Cap Value Series
From 1/1/06 to 12/31/06	$1.071	$1.229	30
From 1/1/07 to 12/31/07	$1.229	$1.182	29
From 1/1/08 to 12/31/08	$1.182	$0.721	29
From 1/1/09 to 12/31/09	$0.721	$0.857	690

C-15

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Phoenix-Aberdeen International Series
From 1/1/06 to 12/31/06	$1.190	$1.490	436
From 1/1/07 to 12/31/07	$1.490	$1.682	916
From 1/1/08 to 12/31/08	$1.682	$1.008	1,271
From 1/1/09 to 12/31/09	$1.008	$1.386	495
Phoenix-Duff & Phelps Real Estate Securities Series
From 1/1/06 to 12/31/06	$1.097	$1.477	70
From 1/1/07 to 12/31/07	$1.477	$1.223	242
From 1/1/08 to 12/31/08	$1.223	$0.758	394
From 1/1/09 to 12/31/09	$0.758	$0.962	470
Phoenix-Van Kampen Equity 500 Index Series
From 1/1/06 to 12/31/06	$1.040	$1.167	104
From 1/1/07 to 12/31/07	$1.167	$1.202	99
From 1/1/08 to 12/31/08	$1.202	$0.740	20
From 1/1/09 to 12/31/09	$0.740	$0.918	548
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
From 1/1/07 to 12/31/07	$0.991	$1.148	227
From 1/1/08 to 12/31/08	$1.148	$0.633	336
From 1/1/09 to 12/31/09	$0.633	$0.881	284
PIMCO Real Return Portfolio – Advisor Class
From 1/1/08 to 12/31/08	$1.098	$1.002	11
From 1/1/09 to 12/31/09	$1.002	$1.164	376
PIMCO Total Return Portfolio – Advisor Class
From 4/28/06* to 12/31/06	$1.000	$1.030	3
From 1/1/07 to 12/31/07	$1.030	$1.099	2
From 1/1/08 to 12/31/08	$1.099	$1.130	13
From 1/1/09 to 12/31/09	$1.130	$1.265	293
Sentinel Variable Products Bond Fund
From 9/7/07 to 12/31/07	$1.000	$1.018	59
From 1/1/08 to 12/31/08	$1.018	$1.035	231
From 1/1/09 to 12/31/09	$1.035	$1.129	3
Sentinel Variable Products Common Stock Fund
From 9/7/07 to 12/31/07	$1.000	$1.021	356
From 1/1/08 to 12/31/08	$1.021	$0.672	1,256
From 1/1/09 to 12/31/09	$0.672	$0.843	7
Sentinel Variable Products Small Company Fund
From 9/7/07 to 12/31/07	$1.000	$1.004	54
From 1/1/08 to 12/31/08	$1.004	$0.668	194
From 1/1/09 to 12/31/09	$0.668	$0.834	5
Summit S&P MidCap 400 Index Portfolio – Class I Shares
From 1/1/09 to 12/31/09	$0.756	$0.931	182
Templeton Developing Markets Securities Fund – Class 2
From 1/1/06 to 12/31/06	$1.000	$1.065	1
From 1/1/07 to 12/31/07	$1.065	$1.347	38
From 1/1/08 to 12/31/08	$1.347	$0.626	16
From 1/1/09 to 12/31/09	$0.626	$1.061	28

C-16

Subaccount	Subaccount Unit Value Beginning of Period	Subaccount Unit Value End of Period	Units Outstanding at End of Period (Thousands)
Templeton Foreign Securities Fund – Class 2
From 1/1/06 to 12/31/06	$1.109	$1.323	28
From 1/1/07 to 12/31/07	$1.323	$1.501	20
From 1/1/08 to 12/31/08	$1.501	$0.879	5
From 1/1/09 to 12/31/09	$0.879	$1.184	29
Templeton Growth Securities Fund – Class 2
From 1/1/06 to 12/31/06	$1.082	$1.295	74
From 1/1/07 to 12/31/07	$1.295	$1.302	226
From 1/1/08 to 12/31/08	$1.302	$0.738	490
From 1/1/09 to 12/31/09	$0.738	$0.951	34
Wanger International
From 1/1/06 to 12/31/06	$1.168	$1.574	77
From 1/1/07 to 12/31/07	$1.574	$1.799	190
From 1/1/08 to 12/31/08	$1.799	$0.961	270
From 1/1/09 to 12/31/09	$0.961	$1.415	1,560
Wanger International Select
From 1/1/06 to 12/31/06	$1.158	$1.547	32
From 1/1/07 to 12/31/07	$1.547	$1.851	49
From 1/1/08 to 12/31/08	$1.851	$1.012	19
From 1/1/09 to 12/31/09	$1.012	$1.322	1,219
Wanger Select
From 1/1/08 to 12/31/08	$1.000	$0.713	0†
From 1/1/09 to 12/31/09	$0.713	$1.165	1,314
Wanger USA
From 1/1/08 to 12/31/08	$1.000	$0.707	0†
From 1/1/09 to 12/31/09	$0.707	$0.988	1,566

*Date subaccount began operations.

†Amount is less than 500 units.

C-17

Part B

Phoenix Dimensions®

PHL Variable Accumulation Account (“Separate Account”)

PHL Variable Insurance Company

Variable Accumulation Deferred Annuity Contract

STATEMENT OF ADDITIONAL INFORMATION	April 30, 2010

Home Office:	PHL Variable Insurance Company
One American Row	Annuity Operations Division
Hartford, Connecticut 06102-5056	PO Box 8027
Boston, Massachusetts 02266-8027

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated April 30, 2010. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company (“PHL Variable”) at the above address or by calling 800/541-0171 or by visiting our website at www.phoenixwm.com.

1

PHL Variable Insurance Company

PHL Variable Insurance Company (“PHL Variable”) is a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and main administrative offices are at One American Row in Hartford, Connecticut 06102-5056.

We are a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix”) through its holding company, PM Holdings, Inc.

Underwriter

Phoenix Equity Planning Corporation (“PEPCO”) is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated February 5, 2009. PEPCO is a directly wholly owned subsidiary of PFG Holdings, Inc. (“PFG”). PFG is an indirectly owned subsidiary of PNX.

PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix. PEPCO’s business address is 610 West Germantown Pike, Suite 460, Plymouth Meeting, PA 19462.

PEPCO, as underwriter, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions.

On January 6, 2010 Phoenix announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire the Phoenix private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter and distributor for the Phoenix variable annuity, life insurance, and SEC registered products (“SEC registered products”). The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a Phoenix affiliated broker-dealer, 1851 Securities, Inc. Phoenix filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010. Phoenix expects 1851 Securities, Inc. to become the principal underwriter and distributor for the SEC registered products on or before September 30, 2010.

Services

Servicing Agent

The Phoenix Edge Series Fund reimburses Phoenix for various shareholder services provided by the Variable Product Operations area, located at 31 Tech Valley Drive, East Greenbush, NY 12061. The Phoenix Edge Series Fund is an open-end management investment company with many separate series. Shares of the fund are not directly offered to the public, but through policies and annuities issued by PHL Variable, Phoenix Life Insurance Company and Phoenix Life and Annuity Company.

The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The total administrative service fees paid by the fund for the last three fiscal years were based on a percentage of the Fund’s average daily net assets as follows:

Year Ended December 31,	Fee Paid
2007	$1.7 Million
2008	$1.3 Million
2009	$1.7 Million

For 2010, The Phoenix Edge Series Fund will reimburse Phoenix Life Insurance Company a flat fee rate of $1.5 million, which will be paid on a weighted average basis based on the net asset value of each Fund.

Other Service Providers

Under a contract with Phoenix Life Insurance Company (“PLIC”), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the contract owner, for use in conjunction with the contract. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2007	$ 95,000
2008	$ 70,000
2009	$125,000

Under a contract with PLIC, Tata Consulting Services augments PLIC’s U.S. based staff with processing claims, premium payments, investment option transfers, asset allocation changes, changes of address, and issuance of new variable annuity business. The fees paid for these services for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2007	$352,306.86
2008	$355,003.04
2009	$173,379.90

Under an Administrative and Accounting Services Agreement between PNG Global Investment Servicing (PNC) (formerly PFPC, INC.), and the Company, PNC provides certain services related to the Separate Account. These services include computing investment option unit value for each investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays PNC fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid PNC the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.

2

Year Ended December 31,	Fee Paid
2007	$560,416.07
2008	$511,823.50
2009	$547,748.18

Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the “Phoenix Companies”) have entered into an agreement with Alliance-One Services, Inc. 8616 Freeport Parkway, Irving, Texas 75063 (“Alliance-One”) wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services. Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year. The fees below were paid during the last two fiscal years for such services.

Year Ended December 31,	Fee Paid
2008	$42,500
2009	$97,504

Information Sharing Agreements

PHL Variable has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor, and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by PHL Variable or the underlying funds in accordance with their established policies.

Performance History/Calculation of Yield and Return

Yield of the Phoenix Money Market1 Investment Option. We calculate the yield of the Phoenix Money Market Investment Option for a 7-day “base period” by determining the “net change in value” of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week’s return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

[1]	The Phoenix Money Market Series was liquidated on or about January 22, 2010 and replaced by the Federated Prime Money Fund II.

The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The yield/return calculations include a mortality and expense risk fee equal to one of the following: 1.075% (7-Years), .375%

(5-Years) or 1.525% (3-Years) on an annual basis and a daily administrative fee equal to 0.125% on an annual basis.

The Phoenix Money Market Investment Option return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the investment option.

We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

Example Calculations:

The following examples of a return/yield calculations for the Phoenix Money Market Investment Option were based on the 7-day period ending December 31, 2008:

Death Benefit Option 1 Contracts

Value of hypothetical pre-existing account with exactly one Unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	0.999762

Calculation:
Ending account value	0.999762
Less beginning account value	1.000000
Net change in account value	-0.000238
Base period return: (net change/beginning account value)	-0.000238
Current yield = return x (365/7) =	-1.24%
Effective yield = [(1 + return)365/7] – 1 =	-1.23%

Death Benefit Option 2 Contracts

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	0.999714
Calculation:
Ending account value	0.999714
Less beginning account value	1.000000
Net change in account value	-0.000286
Base period return: (net change/beginning account value)	-0.000286
Current yield = return x (365/7) =	-1.49%
Effective yield = [(1 + return)365/7] – 1 =	-1.48%

Death Benefit Option 3 Contracts

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	0.999714
Calculation:
Ending account value	0.999714
Less beginning account value	1.000000
Net change in account value	-0.000286
Base period return: (net change/beginning account value)	-0.000286
Current yield = return x (365/7) =	-1.49%
Effective yield = [(1 + return)365/7] – 1 =	-1.48%

3

Death Benefit Option 4 Contracts

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	0.999666
Calculation:
Ending account value	0.999666
Less beginning account value	1.000000
Net change in account value	-0.000334
Base period return: (net change/beginning account value)	-0.000334
Current yield = return x (365/7) =	-1.74%
Effective yield = [(1 + return)365/7] – 1 =	-1.73%

Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

Calculation of Total Return. Total return measures the change in value of an investment option investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the one-, five- and ten-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

(1)	We assume a hypothetical $1,000 initial purchase payment in the investment option;

(2)	We determine the value the hypothetical initial purchase payment would have were it redeemed at the end of each period. All recurring fees and any applicable withdrawal charge are deducted. This figure is the ending redeemable value (ERV in the formula given below);

(3)	We divide this value by the initial $1,000 purchase payment, resulting in ratio of the ending redeemable value to the initial value for that period;

(4)	To get the average annual total return we take the nth root of the ratio from step (3), where n equals the number of years in that period (e.g., one, five and 10), and subtract one.

(5)	The formula in mathematical terms is:

R = ((ERV / II)(1/n))	– 1 where:

II =	a hypothetical initial payment of $1,000
R =	average annual total return for the period
n =	number of years in the period
ERV =	ending redeemable value of the hypothetical $1,000 for the period [see (2) and (3) above]

We normally calculate total return for one-year, five-year and ten-year periods for each investment option. If a investment option has not been available for at least ten years, we will provide total returns for other relevant periods.

Performance Information

Advertisements, sales literature and other communications may contain information about a series’ or advisor’s current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series’ specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series’ total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:

The Dow Jones Industrial AverageSM (“DJIA”)

CS First Boston High Yield Index

Citigroup Corporate Index

Citigroup Government Bond Index

The Standard & Poor’s 500 Index® (“S&P 500”)

Each investment option may include its yield and total return in advertisements or communications with current or prospective contract owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by organizations such as:

Lipper Analytical Services

Morningstar, Inc.

Thomson Financial

A fund may also compare a series’ performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in publications such as:

Barron’s

Business Week

Changing Times

Consumer Reports

Financial Planning

Financial Services Weekly

Forbes

Fortune

Investor’s Business Daily

Money

Personal Investor

The New York Times

Registered Representative

U.S. News and World Report

The Wall Street Journal

A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

The total return and yield may be used to compare the performance of the investment options with certain commonly used standards for stock and bond market performance. Such indices include, but are not limited to:

The Dow Jones Industrial AverageSM (“DJIA”)

CS First Boston High Yield Index

Citigroup Corporate Index

Citigroup Government Bond Index

The S&P 500

The Dow Jones Industrial AverageSM (DJIASM) is an unweighted index of 30 industrial “blue chip” U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIASM

4

are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIASM.

The S&P 500 is a free-float market capitalization-weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor’s Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to “weight” the influence of a stock’s price on the index. Simply put, larger companies’ stock prices influence the index more than smaller companies’ stock prices. An unweighted index (such as the Dow Jones Industrial AverageSM) uses stock price alone to determine the index value. A company’s relative size has no bearing on its impact on the index.

Calculation of Annuity Payments

See your prospectus in the section titled “The Annuity Period” for a description of the annuity options.

You may elect an annuity payment option by written request as described in your prospectus. If you do not elect an annuity payment option, amounts held under the contract will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option I) on the maturity date. You may not change your election after the first annuity payment.

Fixed Annuity Payments

Fixed annuity payments are determined by the total dollar value for all investment options’ accumulation units, all amounts held in the GIA and the MVA Account. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected.

For certain contracts, including those issued on and after May 1, 2008, under Annuity Payment Options A, B, D, E and F, the applicable annuity payment option rate used to determine the payment amount will not be less than the rate based on the 2000 Individual Annuity Mortality Table with a 10-year age setback and an interest rate of 2.5%. Under Annuity Payment Options G and H the guaranteed interest rate is 1.5%.

Please see your contract for the Annuity Mortality Tables that would apply to fixed annuity payments under your contract.

It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

Variable Annuity Payments

Under Annuity Payment Options I, J, K, M and N, the amount of the first payment is equal to the amount held under the selected option in each investment option, divided by $1,000 and then multiplied by the applicable payment option rate. The first payment equals the sum of the amounts provided by each investment option.

In each investment option, the number of fixed annuity units is determined by dividing the amount of the initial payment provided by that investment option by the annuity unit value for that investment option on the first payment calculation date. Thereafter, the number of fixed annuity units in each investment option remains unchanged unless you transfer funds to or from the investment option. If you transfer funds to or from a investment option, the number of fixed annuity units will change in proportion to the change in value of the investment option as a result of the transfer. The number of fixed annuity units will change effective with the transfer, but will remain fixed in number following the transfer.

Second and subsequent payments are determined by multiplying the number of fixed annuity units for each investment option by the annuity unit value for that investment option on the payment calculation date. The total payment will equal the sum of the amounts provided by each investment option. The amount of second and subsequent payments will vary with the investment experience of the investment options and may be either higher or lower than the first payment.

Under Annuity Payment Options I, J, M and N, the applicable annuity payment option rate used to determine the first payment amount will not be less than the rate based on the 1983a Individual Annuity Mortality Table projected with projection scale G to the year 2040, with continued projection thereafter and the assumed investment rate. Under Annuity Payment Option K, the annuity payment option rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

We guarantee that neither expenses actually incurred, other than taxes on investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from Contract Values held in the investment options. See your prospectus in the section titled “Deductions and Charges.” Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

Experts

The financial statements of PHL Variable Accumulation Account as of December 31, 2009 and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, included in this Prospectus and in this Statement of Additional Information have been so included in reliance on the report (which contains explanatory paragraphs relating to the fact that subsequent to the first quarter of 2009 PHL Variable Insurance Company has had

5

minimal sales of life and annuity products, PHL Variable Insurance Company had downgrades from two rating agencies, and PHL Variable Insurance Company has significant transactions with affiliates and it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

6

ANNUAL REPORT

PHL VARIABLE

ACCUMULATION ACCOUNT

December 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	AIM V.I. Capital Appreciation Fund – Series I Shares	AIM V.I. Core Equity Fund – Series I Shares	AIM V.I. Mid Cap Core Equity Fund – Series I Shares	Alger Capital Appreciation Portfolio – Class I-2 Shares

Assets:
Investments at fair value	$38,816,385	$8,501,565	$3,760,906	$7,000,231

Total Assets	$38,816,385	$8,501,565	$3,760,906	$7,000,231

Liabilities:
Payable to PHL Variable Insurance Company	108	-	-	-

Total Net Assets	$38,816,277	$8,501,565	$3,760,906	$7,000,231

Net Assets:
Accumulation Units	$38,792,891	$8,484,467	$3,666,648	$6,924,678
Contracts in payout (annuitization period)	23,386	17,098	94,258	75,553

Total Net Assets	$38,816,277	$8,501,565	$3,760,906	$7,000,231

Units Outstanding	23,016,650	8,395,738	3,238,669	3,837,895

Investment shares held	1,909,316	341,155	344,404	152,444
Investments at cost	$41,589,547	$8,569,566	$4,574,218	$3,989,907

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$0.97	$1.00	$-	$-
Phoenix Dimensions® Option 1	$0.87	$-	$-	$-
Phoenix Dimensions® Option 2	$0.86	$-	$-	$-
Phoenix Dimensions® Option 3	$-	$-	$-	$-
Phoenix Dimensions® Option 4	$0.85	$-	$-	$-
Phoenix Income Choice®	$1.58	$1.01	$1.17	$2.47
Phoenix Investor’s Edge® Option 1	$1.69	$1.00	$1.14	$2.61
Phoenix Investor’s Edge® Option 2	$1.67	$0.99	$1.13	$2.58
Phoenix Investor’s Edge® Option 3	$1.65	$0.99	$1.12	$2.55
Phoenix Investor’s Edge® Option 4	$1.67	$0.99	$1.13	$-
Phoenix Premium Edge®	$1.45	$1.00	$1.14	$1.61
Phoenix Spectrum Edge® Option 1	$1.77	$1.02	$1.17	$2.73
Phoenix Spectrum Edge® Option 2	$1.75	$1.01	$1.17	$2.70
Phoenix Spectrum Edge® Option 3	$1.73	$1.01	$1.16	$2.67
Phoenix Spectrum Edge® Option 4	$1.74	$1.01	$-	$-
Phoenix Spectrum Edge® + Option 1	$0.69	$-	$-	$-
Phoenix Spectrum Edge® + Option 2	$0.69	$-	$-	$-
Retirement Planner’s Edge	$1.56	$1.01	$1.16	$1.60
The Big Edge Choice®	$1.57	$1.01	$1.16	$1.65
The Phoenix Edge®—VA Option 1	$1.56	$1.03	$1.19	$1.73
The Phoenix Edge®—VA Option 2	$1.50	$1.01	$1.17	$1.66
The Phoenix Edge®—VA Option 3	$1.56	$1.01	$-	$1.65

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B	DWS Equity 500 Index Fund VIP – Class A	DWS Small Cap Index VIP – Class A	Federated Fund for U.S. Government Securities II

Assets:
Investments at fair value	$3,427,002	$53,545,172	$451,709	$153,297,942

Total Assets	$3,427,002	$53,545,172	$451,709	$153,297,942

Liabilities:
Payable to PHL Variable Insurance Company	-	362	-	527

Total Net Assets	$3,427,002	$53,544,810	$451,709	$153,297,415

Net Assets:
Accumulation Units	$3,427,002	$52,719,124	$451,709	$152,938,969
Contracts in payout (annuitization period)	-	825,686	-	358,446

Total Net Assets	$3,427,002	$53,544,810	$451,709	$153,297,415

Units Outstanding	3,747,966	27,298,424	494,759	60,264,928

Investment shares held	323,914	4,580,428	45,627	13,388,467
Investments at cost	$3,304,748	$55,790,423	$416,872	$153,184,702

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$-	$1.13	$-	$1.18
Phoenix Dimensions® Option 1	$0.92	$0.96	$0.92	$1.15
Phoenix Dimensions® Option 2	$0.91	$0.95	$-	$1.14
Phoenix Dimensions® Option 3	$-	$-	$-	$-
Phoenix Dimensions® Option 4	$0.91	$0.94	$-	$1.13
Phoenix Income Choice®	$-	$2.14	$-	$2.67
Phoenix Income Choice® with GPAF		$0.97
Phoenix Investor’s Edge® Option 1	$0.91	$1.98	$0.91	$2.49
Phoenix Investor’s Edge® Option 2	$0.91	$1.95	$-	$2.46
Phoenix Investor’s Edge® Option 3	$-	$1.93	$-	$2.43
Phoenix Investor’s Edge® Option 4	$-	$1.95	$-	$2.45
Phoenix Premium Edge®	$0.91	$2.08	$0.91	$2.80
Phoenix Spectrum Edge® Option 1	$0.92	$2.07	$0.92	$2.60
Phoenix Spectrum Edge® Option 2	$0.92	$2.04	$0.92	$2.57
Phoenix Spectrum Edge® Option 3	$-	$2.02	$-	$2.54
Phoenix Spectrum Edge® Option 4	$-	$2.04	$-	$2.56
Phoenix Spectrum Edge® + Option 1	$-	$-	$-	$1.12
Phoenix Spectrum Edge® + Option 2	$-	$0.75	$-	$1.11
Retirement Planner’s Edge	$0.92	$2.12	$-	$2.93
The Big Edge Choice®	$0.92	$2.12	$0.91	$2.94
The Phoenix Edge®—VA Option 1	$0.92	$2.20	$0.92	$3.15
The Phoenix Edge®—VA Option 2	$0.92	$2.14	$0.92	$2.98
The Phoenix Edge®—VA Option 3	$0.92	$2.12	$0.92	$2.99

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Federated High Income Bond Fund II – Primary Shares	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class

Assets:
Investments at fair value	$14,461,479	$50,108,030	$118,283,451	$19,577,107

Total Assets	$14,461,479	$50,108,030	$118,283,451	$19,577,107

Liabilities:
Payable to PHL Variable Insurance Company	1	2	112	1

Total Net Assets	$14,461,478	$50,108,028	$118,283,339	$19,577,106

Net Assets:
Accumulation Units	$14,366,852	$50,005,483	$118,240,194	$19,569,195
Contracts in payout (annuitization period)	94,626	102,545	43,145	7,911

Total Net Assets	$14,461,478	$50,108,028	$118,283,339	$19,577,106

Units Outstanding	4,945,525	21,461,248	113,566,206	13,228,969

Investment shares held	2,168,139	2,438,346	8,168,748	653,442
Investments at cost	$15,831,031	$55,936,639	$133,945,373	$18,939,617

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$3.60	$-	$-	$2.43
Freedom Edge®	$1.43	$1.41	$1.00	$1.02
Phoenix Dimensions® Option 1	$1.27	$1.10	$0.87	$0.93
Phoenix Dimensions® Option 2	$1.25	$1.08	$0.86	$0.92
Phoenix Dimensions® Option 3	$1.25	$-	$0.86	$0.92
Phoenix Dimensions® Option 4	$-	$1.07	$0.85	$-
Phoenix Income Choice®	$3.26	$2.79	$1.71	$1.54
Phoenix Investor’s Edge® Option 1	$3.17	$2.87	$1.78	$1.64
Phoenix Investor’s Edge® Option 2	$3.13	$2.84	$1.76	$1.62
Phoenix Investor’s Edge® Option 3	$3.10	$2.80	$1.74	$1.60
Phoenix Investor’s Edge® Option 4	$3.12	$-	$1.75	$-
Phoenix Premium Edge®	$2.91	$2.26	$1.25	$1.10
Phoenix Spectrum Edge® Option 1	$3.32	$3.01	$1.86	$1.72
Phoenix Spectrum Edge® Option 2	$3.28	$2.97	$1.84	$1.70
Phoenix Spectrum Edge® Option 3	$3.24	$2.93	$1.82	$1.68
Phoenix Spectrum Edge® Option 4	$3.27	$2.96	$1.83	$1.69
Phoenix Spectrum Edge® + Option 1	$1.08	$0.82	$0.70	$0.77
Phoenix Spectrum Edge® + Option 2	$1.08	$0.82	$0.70	$0.76
Retirement Planner’s Edge	$2.95	$2.33	$1.47	$1.12
The Big Edge Choice®	$2.88	$2.31	$1.29	$1.15
The Phoenix Edge®—VA Option 1	$3.13	$2.44	$1.36	$1.19
The Phoenix Edge®—VA Option 2	$3.03	$2.34	$1.30	$1.17
The Phoenix Edge®—VA Option 3	$3.03	$2.31	$1.28	$1.12

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Fidelity® VIP Investment Grade Bond Portfolio – Service Class	Franklin Flex Cap Growth Securities Fund – Class 2	Franklin Income Securities Fund – Class 2	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares

Assets:
Investments at fair value	$55,899,924	$442,255	$55,068,469	$1,377,571

Total Assets	$55,899,924	$442,255	$55,068,469	$1,377,571

Liabilities:
Payable to PHL Variable Insurance Company	3	-	-	-

Total Net Assets	$55,899,921	$442,255	$55,068,469	$1,377,571

Net Assets:
Accumulation Units	$55,894,056	$442,255	$55,035,914	$1,376,955
Contracts in payout (annuitization period)	5,865	-	32,555	616

Total Net Assets	$55,899,921	$442,255	$55,068,469	$1,377,571

Units Outstanding	50,054,734	465,650	56,583,505	1,274,152

Investment shares held	4,511,696	40,463	3,900,035	142,312
Investments at cost	$55,058,349	$387,398	$64,380,752	$2,217,188

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$1.11	$-	$1.04	$1.07
Phoenix Dimensions® Option 1	$1.13	$0.96	$1.06	$-
Phoenix Dimensions® Option 2	$1.12	$-	$1.05	$-
Phoenix Dimensions® Option 3	$-	$-	$1.05	$-
Phoenix Dimensions® Option 4	$1.11	$-	$1.04	$-
Phoenix Income Choice®	$1.13	$-	$1.06	$1.09
Phoenix Investor’s Edge® Option 1	$1.11	$0.95	$1.04	$1.07
Phoenix Investor’s Edge® Option 2	$1.11	$0.95	$1.04	$1.06
Phoenix Investor’s Edge® Option 3	$1.10	$-	$1.03	$1.05
Phoenix Investor’s Edge® Option 4	$-	$-	$-	$1.06
Phoenix Premium Edge®	$1.11	$0.95	$1.04	$1.07
Phoenix Spectrum Edge® Option 1	$1.13	$0.96	$1.06	$1.09
Phoenix Spectrum Edge® Option 2	$1.13	$-	$1.06	$1.09
Phoenix Spectrum Edge® Option 3	$1.12	$-	$1.05	$1.08
Phoenix Spectrum Edge® Option 4	$1.12	$-	$1.06	$-
Phoenix Spectrum Edge® + Option 1	$1.11	$-	$0.89	$-
Phoenix Spectrum Edge® + Option 2	$1.11	$-	$0.89	$-
Retirement Planner’s Edge	$1.12	$0.95	$1.05	$1.08
The Big Edge Choice®	$1.12	$0.95	$0.98	$1.08
The Phoenix Edge®—VA Option 1	$1.14	$-	$1.07	$1.10
The Phoenix Edge®—VA Option 2	$1.13	$0.96	$1.06	$1.09
The Phoenix Edge®—VA Option 3	$1.12	$0.95	$1.05	$1.08

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	Mutual Shares Securities Fund – Class 2

Assets:
Investments at fair value	$9,023,213	$96,292,558	$6,794,445	$66,238,790

Total Assets	$9,023,213	$96,292,558	$6,794,445	$66,238,790

Liabilities:
Payable to PHL Variable Insurance Company	1	170	1	2

Total Net Assets	$9,023,212	$96,292,388	$6,794,444	$66,238,788

Net Assets:
Accumulation Units	$8,900,063	$96,207,420	$6,770,234	$66,201,824
Contracts in payout (annuitization period)	123,149	84,968	24,210	36,964

Total Net Assets	$9,023,212	$96,292,388	$6,794,444	$66,238,788

Units Outstanding	7,292,938	106,072,089	7,720,970	53,340,168

Investment shares held	799,932	4,731,822	512,790	4,543,127
Investments at cost	$9,220,644	$128,758,759	$10,015,058	$78,099,959

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$1.23	$0.90	$0.88	$1.23
Phoenix Dimensions® Option 1	$1.25	$0.92	$0.88	$0.99
Phoenix Dimensions® Option 2	$1.23	$0.91	$0.87	$0.98
Phoenix Dimensions® Option 3	$-	$0.91	$-	$0.98
Phoenix Dimensions® Option 4	$-	$0.90	$-	$0.97
Phoenix Income Choice®	$1.25	$0.91	$0.89	$2.36
Phoenix Investor’s Edge® Option 1	$1.23	$0.90	$0.88	$2.41
Phoenix Investor’s Edge® Option 2	$1.22	$0.89	$0.87	$2.38
Phoenix Investor’s Edge® Option 3	$1.21	$0.88	$0.86	$2.35
Phoenix Investor’s Edge® Option 4	$1.21	$0.89	$0.87	$-
Phoenix Premium Edge®	$1.23	$0.90	$0.88	$2.56
Phoenix Spectrum Edge® Option 1	$1.26	$0.92	$0.90	$2.52
Phoenix Spectrum Edge® Option 2	$1.25	$0.91	$0.89	$2.49
Phoenix Spectrum Edge® Option 3	$1.24	$0.91	$0.89	$2.46
Phoenix Spectrum Edge® Option 4	$1.25	$0.91	$0.89	$-
Phoenix Spectrum Edge® + Option 1	$1.09	$0.71	$0.67	$0.73
Phoenix Spectrum Edge® + Option 2	$1.08	$0.71	$0.67	$0.73
Retirement Planner’s Edge	$1.24	$0.91	$0.89	$2.85
The Big Edge Choice®	$1.24	$0.91	$0.89	$1.53
The Phoenix Edge®—VA Option 1	$1.27	$0.93	$0.91	$2.96
The Phoenix Edge®—VA Option 2	$1.25	$0.91	$0.89	$2.83
The Phoenix Edge®—VA Option 3	$1.24	$0.91	$0.89	$2.88

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class	Oppenheimer Capital Appreciation Fund/VA – Service Shares	Oppenheimer Global Securities Fund/VA – Service Shares

Assets:
Investments at fair value	$61,149,749	$256,409	$1,490,846	$2,275,067

Total Assets	$61,149,749	$256,409	$1,490,846	$2,275,067

Liabilities:
Payable to PHL Variable Insurance Company	3	-	-	-

Total Net Assets	$61,149,746	$256,409	$1,490,846	$2,275,067

Net Assets:
Accumulation Units	$61,141,945	$256,409	$1,490,846	$2,275,067
Contracts in payout (annuitization period)	7,801	-	-	-

Total Net Assets	$61,149,746	$256,409	$1,490,846	$2,275,067

Units Outstanding	75,214,464	370,325	1,717,776	2,566,941

Investment shares held	3,848,317	25,017	40,691	86,573
Investments at cost	$69,079,814	$241,812	$1,331,838	$2,817,849

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$0.87	$-	$-	$-
Phoenix Dimensions® Option 1	$0.88	$0.69	$-	$0.90
Phoenix Dimensions® Option 2	$0.88	$0.69	$0.86	$0.90
Phoenix Dimensions® Option 3	$0.88	$-	$0.86	$0.90
Phoenix Dimensions® Option 4	$0.87	$0.68	$0.86	$0.89
Phoenix Income Choice®	$0.88	$-	$-	$-
Phoenix Investor’s Edge® Option 1	$0.87	$-	$0.86	$0.89
Phoenix Investor’s Edge® Option 2	$0.87	$0.68	$0.86	$0.89
Phoenix Investor’s Edge® Option 3	$0.86	$-	$-	$0.88
Phoenix Investor’s Edge® Option 4	$-	$-	$-	$-
Phoenix Premium Edge®	$0.87	$0.68	$0.86	$0.89
Phoenix Spectrum Edge® Option 1	$0.89	$0.70	$0.88	$0.91
Phoenix Spectrum Edge® Option 2	$0.88	$0.69	$0.87	$0.90
Phoenix Spectrum Edge® Option 3	$0.88	$-	$0.87	$0.90
Phoenix Spectrum Edge® Option 4	$0.88	$-	$-	$0.90
Phoenix Spectrum Edge® + Option 1	$0.78	$-	$0.80	$0.79
Phoenix Spectrum Edge® + Option 2	$0.77	$-	$0.79	$0.79
Retirement Planner’s Edge	$0.88	$0.69	$0.87	$0.90
The Big Edge Choice®	$0.87	$0.73	$0.88	$0.90
The Phoenix Edge®—VA Option 1	$0.90	$0.70	$0.88	$0.92
The Phoenix Edge®—VA Option 2	$0.88	$0.69	$0.87	$0.90
The Phoenix Edge®—VA Option 3	$0.88	$-	$0.87	$0.90

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	Phoenix Capital Growth Series	Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Phoenix Dynamic Asset Allocation Series: Growth

Assets:
Investments at fair value	$42,678,044	$43,920,944	$14,440,104	$23,185,004

Total Assets	$42,678,044	$43,920,944	$14,440,104	$23,185,004

Liabilities:
Payable to PHL Variable Insurance Company	3	-	-	62

Total Net Assets	$42,678,041	$43,920,944	$14,440,104	$23,184,942

Net Assets:
Accumulation Units	$42,672,367	$43,804,814	$14,440,104	$21,903,294
Contracts in payout (annuitization period)	5,674	116,130	-	1,281,648

Total Net Assets	$42,678,041	$43,920,944	$14,440,104	$23,184,942

Units Outstanding	55,748,028	40,611,923	16,358,527	25,283,396

Investment shares held	2,988,660	3,424,471	1,629,155	2,537,959
Investments at cost	$46,462,057	$68,762,555	$17,559,846	$27,228,104

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$0.79	$0.94	$0.90	$-
Phoenix Dimensions® Option 1	$0.80	$0.88	$0.92	$0.95
Phoenix Dimensions® Option 2	$0.80	$0.87	$0.91	$0.94
Phoenix Dimensions® Option 3	$0.80	$-	$-	$-
Phoenix Dimensions® Option 4	$0.79	$-	$0.90	$0.93
Phoenix Income Choice®	$0.80	$1.43	$-	$0.95
Phoenix Investor’s Edge® Option 1	$0.79	$1.61	$0.90	$0.94
Phoenix Investor’s Edge® Option 2	$0.79	$1.59	$0.90	$0.93
Phoenix Investor’s Edge® Option 3	$0.78	$1.57	$-	$0.93
Phoenix Investor’s Edge® Option 4	$-	$1.58	$-	$-
Phoenix Premium Edge®	$0.79	$0.83	$0.90	$0.94
Phoenix Spectrum Edge® Option 1	$0.81	$1.68	$0.92	$0.96
Phoenix Spectrum Edge® Option 2	$0.80	$1.66	$0.92	$0.95
Phoenix Spectrum Edge® Option 3	$0.80	$1.64	$0.91	$0.95
Phoenix Spectrum Edge® Option 4	$0.80	$1.66	$0.91	$-
Phoenix Spectrum Edge® + Option 1	$0.74	$0.76	$0.76	$0.82
Phoenix Spectrum Edge® + Option 2	$0.74	$0.76	$0.76	$0.82
Retirement Planner’s Edge	$0.80	$1.07	$0.91	$0.95
The Big Edge Choice®	$0.83	$1.00	$0.86	$0.91
The Phoenix Edge®—VA Option 1	$0.82	$1.08	$0.93	$0.97
The Phoenix Edge®—VA Option 2	$0.80	$1.05	$0.92	$0.95
The Phoenix Edge®—VA Option 3	$0.80	$1.03	$0.91	$0.95

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Dynamic Asset Allocation Series: Moderate	Phoenix Dynamic Asset Allocation Series: Moderate Growth	Phoenix Growth and Income Series	Phoenix Mid-Cap Growth Series

Assets:
Investments at fair value	$25,140,127	$21,792,562	$58,431,500	$14,807,315

Total Assets	$25,140,127	$21,792,562	$58,431,500	$14,807,315

Liabilities:
Payable to PHL Variable Insurance Company	-	-	88	-

Total Net Assets	$25,140,127	$21,792,562	$58,431,412	$14,807,315

Net Assets:
Accumulation Units	$25,140,127	$21,792,562	$58,204,025	$14,794,598
Contracts in payout (annuitization period)	-	-	227,387	12,717

Total Net Assets	$25,140,127	$21,792,562	$58,431,412	$14,807,315

Units Outstanding	24,833,110	22,560,876	30,954,328	10,752,255

Investment shares held	2,583,022	2,362,540	5,087,589	1,225,587
Investments at cost	$24,594,110	$23,621,335	$57,268,134	$18,784,560

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$2.73	$-
Freedom Edge®	$1.02	$0.98	$1.18	$1.01
Phoenix Dimensions® Option 1	$1.03	$0.99	$0.99	$0.93
Phoenix Dimensions® Option 2	$1.02	$0.98	$0.98	$-
Phoenix Dimensions® Option 3	$-	$-	$-	$-
Phoenix Dimensions® Option 4	$1.01	$0.97	$0.97	$0.91
Phoenix Income Choice®	$-	$-	$1.97	$1.38
Phoenix Investor’s Edge® Option 1	$1.01	$0.98	$2.04	$1.62
Phoenix Investor’s Edge® Option 2	$1.01	$0.97	$2.02	$1.60
Phoenix Investor’s Edge® Option 3	$1.00	$-	$1.99	$1.58
Phoenix Investor’s Edge® Option 4	$-	$-	$2.01	$1.59
Phoenix Premium Edge®	$1.02	$0.98	$1.69	$1.04
Phoenix Spectrum Edge® Option 1	$1.04	$1.00	$2.14	$1.69
Phoenix Spectrum Edge® Option 2	$1.03	$0.99	$2.11	$1.67
Phoenix Spectrum Edge® Option 3	$1.02	$0.99	$2.09	$1.65
Phoenix Spectrum Edge® Option 4	$1.03	$-	$2.10	$1.66
Phoenix Spectrum Edge® + Option 1	$0.95	$0.87	$0.77	$0.79
Phoenix Spectrum Edge® + Option 2	$0.95	$0.87	$0.76	$0.78
Retirement Planner’s Edge	$1.02	$0.99	$1.85	$1.90
The Big Edge Choice®	$1.01	$0.95	$1.18	$1.16
The Phoenix Edge®—VA Option 1	$1.05	$1.01	$1.95	$1.94
The Phoenix Edge®—VA Option 2	$1.03	$0.99	$1.86	$1.86
The Phoenix Edge®—VA Option 3	$1.03	$0.99	$1.92	$1.50

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Mid-Cap Value Series	Phoenix Money Market Series	Phoenix Multi- Sector Fixed Income Series	Phoenix Multi- Sector Short Term Bond Series

Assets:
Investments at fair value	$74,079,091	$78,293,002	$133,017,900	$22,036,244

Total Assets	$74,079,091	$78,293,002	$133,017,900	$22,036,244

Liabilities:
Payable to PHL Variable Insurance Company	$54	$253	$95	$3

Total Net Assets	$74,079,037	$78,292,749	$133,017,805	$22,036,241

Net Assets:
Accumulation Units	$74,050,965	$78,086,901	$132,725,536	$22,029,037
Contracts in payout (annuitization period)	28,072	205,848	292,269	7,204

Total Net Assets	$74,079,037	$78,292,749	$133,017,805	$22,036,241

Units Outstanding	52,323,464	46,588,530	71,388,987	17,185,747

Investment shares held	7,545,666	7,829,298	14,803,837	2,171,357
Investments at cost	$89,778,722	$78,293,002	$132,565,352	$21,627,527

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$2.22	$3.19	$-
Freedom Edge®	$1.42	$1.05	$1.33	$1.29
Phoenix Dimensions® Option 1	$1.02	$1.08	$1.23	$1.23
Phoenix Dimensions® Option 2	$1.00	$1.06	$1.21	$1.22
Phoenix Dimensions® Option 3	$1.00	$-	$-	$1.22
Phoenix Dimensions® Option 4	$0.99	$1.05	$1.20	$-
Phoenix Income Choice®	$3.40	$2.16	$3.23	$1.30
Phoenix Income Choice® with GPAF		$-
Phoenix Investor’s Edge® Option 1	$3.13	$2.07	$3.05	$1.27
Phoenix Investor’s Edge® Option 2	$3.09	$2.05	$3.01	$1.26
Phoenix Investor’s Edge® Option 3	$3.05	$2.02	$2.98	$1.24
Phoenix Investor’s Edge® Option 4	$3.07	$-	$3.00	$1.25
Phoenix Premium Edge®	$4.06	$2.17	$3.31	$1.27
Phoenix Spectrum Edge® Option 1	$3.27	$2.17	$3.19	$1.32
Phoenix Spectrum Edge® Option 2	$3.23	$2.14	$3.15	$1.30
Phoenix Spectrum Edge® Option 3	$3.19	$2.11	$3.11	$1.29
Phoenix Spectrum Edge® Option 4	$3.22	$2.13	$3.14	$1.30
Phoenix Spectrum Edge® + Option 1	$0.74	$1.02	$1.13	$1.15
Phoenix Spectrum Edge® + Option 2	$0.73	$1.02	$1.12	$1.15
Retirement Planner’s Edge	$4.18	$2.29	$3.49	$1.29
The Big Edge Choice®	$1.63	$1.33	$2.16	$1.27
The Phoenix Edge®—VA Option 1	$4.46	$2.42	$3.71	$1.33
The Phoenix Edge®—VA Option 2	$4.65	$2.33	$3.57	$1.30
The Phoenix Edge®—VA Option 3	$4.02	$2.30	$3.36	$1.29

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Small-Cap Growth Series	Phoenix Small-Cap Value Series	Phoenix Strategic Allocation Series	Phoenix-Aberdeen International Series

Assets:
Investments at fair value	$13,994,169	$21,415,173	$34,588,584	$284,856,329

Total Assets	$13,994,169	$21,415,173	$34,588,584	$284,856,329

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$1	$9

Total Net Assets	$13,994,169	$21,415,173	$34,588,583	$284,856,320

Net Assets:
Accumulation Units	$13,961,639	$21,409,388	$34,402,920	$284,635,055
Contracts in payout (annuitization period)	32,530	5,785	185,663	221,265

Total Net Assets	$13,994,169	$21,415,173	$34,588,583	$284,856,320

Units Outstanding	4,724,304	7,801,702	16,109,661	158,724,640

Investment shares held	1,199,940	2,030,095	3,112,309	19,169,276
Investments at cost	$17,684,063	$30,749,363	$44,042,569	$300,429,343

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$2.77	$-
Freedom Edge®	$1.15	$1.26	$1.19	$1.92
Phoenix Dimensions® Option 1	$1.03	$0.88	$1.07	$1.42
Phoenix Dimensions® Option 2	$1.02	$0.87	$1.05	$1.40
Phoenix Dimensions® Option 3	$-	$-	$-	$1.40
Phoenix Dimensions® Option 4	$1.01	$0.86	$-	$1.39
Phoenix Income Choice®	$3.11	$2.85	$2.34	$3.33
Phoenix Investor’s Edge® Option 1	$3.02	$2.77	$2.28	$3.60
Phoenix Investor’s Edge® Option 2	$2.99	$2.74	$2.25	$3.56
Phoenix Investor’s Edge® Option 3	$2.95	$2.71	$2.22	$3.51
Phoenix Investor’s Edge® Option 4	$2.98	$2.73	$2.24	$3.54
Phoenix Premium Edge®	$3.03	$2.90	$2.24	$2.24
Phoenix Spectrum Edge® Option 1	$3.15	$2.90	$2.38	$3.77
Phoenix Spectrum Edge® Option 2	$3.11	$2.87	$2.35	$3.72
Phoenix Spectrum Edge® Option 3	$3.08	$2.83	$2.33	$3.68
Phoenix Spectrum Edge® Option 4	$3.10	$2.85	$2.34	$3.71
Phoenix Spectrum Edge® + Option 1	$0.69	$0.64	$0.90	$0.88
Phoenix Spectrum Edge® + Option 2	$0.69	$0.64	$0.90	$0.87
Retirement Planner’s Edge	$3.08	$3.03	$2.41	$2.62
The Big Edge Choice®	$3.08	$3.27	$2.00	$2.36
The Phoenix Edge®—VA Option 1	$3.19	$3.43	$2.64	$2.78
The Phoenix Edge®—VA Option 2	$3.11	$3.09	$2.49	$2.62
The Phoenix Edge®—VA Option 3	$3.09	$3.25	$2.45	$2.46

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix-Duff & Phelps Real Estate Securities Series	Phoenix-Van Kampen Comstock Series	Phoenix-Van Kampen Equity 500 Index Series	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class

Assets:
Investments at fair value	$74,936,623	$17,827,910	$28,013,458	$37,864,921

Total Assets	$74,936,623	$17,827,910	$28,013,458	$37,864,921

Liabilities:
Payable to PHL Variable Insurance Company	$63	$1	$17	$2

Total Net Assets	$74,936,560	$17,827,909	$28,013,441	$37,864,919

Net Assets:
Accumulation Units	$74,849,036	$17,782,148	$12,769,620	$37,860,403
Contracts in payout (annuitization period)	87,524	45,761	15,243,821	4,516

Total Net Assets	$74,936,560	$17,827,909	$28,013,441	$37,864,919

Units Outstanding	48,318,192	8,784,448	18,072,858	42,222,521

Investment shares held	3,700,327	1,820,512	2,799,111	4,382,513
Investments at cost	$83,898,214	$22,819,058	$31,009,437	$46,633,073

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$2.56	$-	$-
Freedom Edge®	$1.55	$1.15	$1.08	$0.89
Phoenix Dimensions® Option 1	$0.98	$0.98	$0.94	$0.90
Phoenix Dimensions® Option 2	$0.97	$0.97	$0.93	$0.89
Phoenix Dimensions® Option 3	$0.97	$0.97	$-	$0.89
Phoenix Dimensions® Option 4	$0.96	$-	$0.92	$0.88
Phoenix Income Choice®	$4.22	$1.85	$1.78	$0.90
Phoenix Income Choice® with GPAF			$1.63
Phoenix Investor’s Edge® Option 1	$4.05	$2.05	$1.85	$0.88
Phoenix Investor’s Edge® Option 2	$4.00	$2.03	$1.83	$0.88
Phoenix Investor’s Edge® Option 3	$3.95	$2.00	$1.80	$0.87
Phoenix Investor’s Edge® Option 4	$3.98	$2.02	$-	$-
Phoenix Premium Edge®	$4.76	$1.90	$1.43	$0.89
Phoenix Spectrum Edge® Option 1	$4.23	$2.15	$1.93	$0.90
Phoenix Spectrum Edge® Option 2	$4.18	$2.12	$1.91	$0.90
Phoenix Spectrum Edge® Option 3	$4.13	$2.09	$1.89	$0.89
Phoenix Spectrum Edge® Option 4	$4.17	$2.11	$1.90	$0.90
Phoenix Spectrum Edge® + Option 1	$0.69	$0.73	$0.75	$0.90
Phoenix Spectrum Edge® + Option 2	$0.69	$0.73	$0.74	$0.90
Retirement Planner’s Edge	$5.92	$2.27	$1.52	$0.89
The Big Edge Choice®	$3.66	$1.44	$1.12	$0.94
The Phoenix Edge®—VA Option 1	$6.18	$2.77	$1.59	$0.91
The Phoenix Edge®—VA Option 2	$5.91	$2.60	$1.52	$0.90
The Phoenix Edge®—VA Option 3	$5.59	$2.32	$1.49	$0.89

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex Variable Trust All-Cap Opportunity Fund	Rydex Variable Trust Inverse Government Long Bond Strategy Fund

Assets:
Investments at fair value	$6,825,279	$17,712,715	$1,372,303	$1,490,168

Total Assets	$6,825,279	$17,712,715	$1,372,303	$1,490,168

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total Net Assets	$6,825,279	$17,712,715	$1,372,303	$1,490,168

Net Assets:
Accumulation Units	$6,825,279	$17,712,628	$1,372,303	$1,490,168
Contracts in payout (annuitization period)	-	87	-	-

Total Net Assets	$6,825,279	$17,712,715	$1,372,303	$1,490,168

Units Outstanding	5,807,699	13,875,206	997,196	2,123,541

Investment shares held	548,657	1,637,033	119,227	91,760
Investments at cost	$6,830,959	$17,113,047	$1,247,228	$2,233,052

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$1.17	$1.27	$1.30	$0.62
Phoenix Dimensions® Option 1	$1.19	$1.29	$-	$-
Phoenix Dimensions® Option 2	$1.18	$1.28	$-	$-
Phoenix Dimensions® Option 3	$-	$1.28	$-	$-
Phoenix Dimensions® Option 4	$1.16	$1.27	$-	$-
Phoenix Income Choice®	$-	$-	$-	$-
Phoenix Investor’s Edge® Option 1	$1.17	$1.27	$1.35	$0.69
Phoenix Investor’s Edge® Option 2	$1.16	$1.26	$1.34	$0.68
Phoenix Investor’s Edge® Option 3	$-	$-	$1.32	$0.68
Phoenix Investor’s Edge® Option 4	$-	$-	$-	$-
Phoenix Premium Edge®	$1.17	$1.27	$1.36	$0.69
Phoenix Spectrum Edge® Option 1	$1.19	$1.30	$1.40	$0.72
Phoenix Spectrum Edge® Option 2	$1.19	$1.29	$1.39	$0.71
Phoenix Spectrum Edge® Option 3	$1.18	$1.28	$1.37	$0.70
Phoenix Spectrum Edge® Option 4	$-	$-	$1.38	$0.71
Phoenix Spectrum Edge® + Option 1	$1.16	$1.24	$-	$-
Phoenix Spectrum Edge® + Option 2	$1.15	$1.24	$-	$-
Retirement Planner’s Edge	$1.18	$1.28	$1.37	$-
The Big Edge Choice®	$1.17	$1.26	$1.38	$-
The Phoenix Edge®—VA Option 1	$1.20	$1.31	$1.42	$0.73
The Phoenix Edge®—VA Option 2	$1.19	$1.29	$1.39	$0.71
The Phoenix Edge®—VA Option 3	$1.18	$1.28	$1.38	$-

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Rydex Variable Trust Nova Fund	Sentinel Variable Products Balanced Fund	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund

Assets:
Investments at fair value	$863,468	$2,599,812	$38,292,739	$131,290,197

Total Assets	$863,468	$2,599,812	$38,292,739	$131,290,197

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$1

Total Net Assets	$863,468	$2,599,812	$38,292,739	$131,290,196

Net Assets:
Accumulation Units	$863,468	$2,599,812	$38,290,362	$131,281,786
Contracts in payout (annuitization period)	-	-	2,377	8,410

Total Net Assets	$863,468	$2,599,812	$38,292,739	$131,290,196

Units Outstanding	873,847	2,842,203	33,589,107	154,234,196

Investment shares held	14,117	240,279	3,836,949	11,032,789
Investments at cost	$941,321	$2,572,216	$38,955,906	$132,709,213

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$-	$-	$1.13	$0.85
Phoenix Dimensions® Option 1	$-	$0.92	$1.14	$0.85
Phoenix Dimensions® Option 2	$-	$0.91	$1.14	$0.85
Phoenix Dimensions® Option 3	$-	$-	$-	$0.85
Phoenix Dimensions® Option 4	$-	$-	$1.13	$0.84
Phoenix Income Choice®	$-	$-	$1.14	$0.85
Phoenix Investor’s Edge® Option 1	$0.97	$0.91	$1.13	$0.85
Phoenix Investor’s Edge® Option 2	$0.96	$-	$1.13	$0.84
Phoenix Investor’s Edge® Option 3	$0.95	$-	$1.12	$0.84
Phoenix Investor’s Edge® Option 4	$-	$-	$-	$-
Phoenix Premium Edge®	$0.98	$0.91	$1.13	$0.85
Phoenix Spectrum Edge® Option 1	$1.01	$0.92	$1.15	$0.86
Phoenix Spectrum Edge® Option 2	$1.00	$0.92	$1.14	$0.85
Phoenix Spectrum Edge® Option 3	$0.99	$0.91	$1.14	$0.85
Phoenix Spectrum Edge® Option 4	$1.00	$0.91	$1.14	$0.85
Phoenix Spectrum Edge® + Option 1	$-	$0.92	$1.14	$0.85
Phoenix Spectrum Edge® + Option 2	$-	$-	$1.14	$0.85
Retirement Planner’s Edge	$-	$0.91	$1.14	$0.85
The Big Edge Choice®	$-	$0.91	$1.14	$0.85
The Phoenix Edge®—VA Option 1	$1.02	$0.92	$1.15	$0.86
The Phoenix Edge®—VA Option 2	$1.00	$0.92	$1.14	$0.85
The Phoenix Edge®—VA Option 3	$-	$0.91	$1.14	$0.85

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Sentinel Variable Products Mid Cap Growth Fund	Sentinel Variable Products Small Company Fund	Summit S&P MidCap 400 Index Portfolio – Class I Shares	Templeton Developing Markets Securities Fund – Class 2

Assets:
Investments at fair value	$648,155	$19,030,615	$568,490	$8,073,762

Total Assets	$648,155	$19,030,615	$568,490	$8,073,762

Liabilities:
Payable to PHL Variable Insurance Company	$-	$-	$-	$-

Total Net Assets	$648,155	$19,030,615	$568,490	$8,073,762

Net Assets:
Accumulation Units	$648,155	$19,029,352	$568,490	$8,072,711
Contracts in payout (annuitization period)	-	1,263	-	1,051

Total Net Assets	$648,155	$19,030,615	$568,490	$8,073,762

Units Outstanding	877,059	22,599,467	607,557	4,865,391

Investment shares held	74,160	1,615,500	10,402	825,537
Investments at cost	$792,222	$19,137,136	$432,816	$8,345,594

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$0.73	$0.84	$-	$1.07
Phoenix Dimensions® Option 1	$-	$0.84	$-	$1.08
Phoenix Dimensions® Option 2	$0.74	$0.84	$0.94	$1.07
Phoenix Dimensions® Option 3	$-	$0.84	$-	$1.07
Phoenix Dimensions® Option 4	$-	$0.83	$0.93	$1.06
Phoenix Income Choice®	$-	$0.84	$-	$5.49
Phoenix Investor’s Edge® Option 1	$0.73	$0.84	$0.93	$1.07
Phoenix Investor’s Edge® Option 2	$0.73	$0.83	$-	$1.06
Phoenix Investor’s Edge® Option 3	$-	$0.83	$-	$-
Phoenix Investor’s Edge® Option 4	$-	$-	$-	$-
Phoenix Premium Edge®	$0.73	$0.84	$0.93	$4.30
Phoenix Spectrum Edge® Option 1	$0.74	$0.85	$0.94	$1.09
Phoenix Spectrum Edge® Option 2	$0.74	$0.84	$0.94	$1.08
Phoenix Spectrum Edge® Option 3	$-	$0.84	$-	$1.08
Phoenix Spectrum Edge® Option 4	$-	$-	$-	$1.08
Phoenix Spectrum Edge® + Option 1	$0.74	$0.84	$-	$0.92
Phoenix Spectrum Edge® + Option 2	$0.74	$0.84	$-	$0.92
Retirement Planner’s Edge	$0.74	$0.84	$0.94	$3.72
The Big Edge Choice®	$0.74	$0.84	$0.94	$1.39
The Phoenix Edge®—VA Option 1	$0.75	$0.85	$0.95	$4.54
The Phoenix Edge®—VA Option 2	$0.74	$0.84	$0.94	$4.38
The Phoenix Edge®—VA Option 3	$-	$0.84	$-	$3.75

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Templeton Foreign Securities Fund – Class 2	Templeton Global Asset Allocation Fund – Class 2	Templeton Growth Securities Fund – Class 2	Van Kampen UIF Equity and Income Portfolio – Class II

Assets:
Investments at fair value	$19,402,640	$2,726,776	$62,274,273	$692,501

Total Assets	$19,402,640	$2,726,776	$62,274,273	$692,501

Liabilities:
Payable to PHL Variable Insurance Company	$1	$-	$1	$-

Total Net Assets	$19,402,639	$2,726,776	$62,274,272	$692,501

Net Assets:
Accumulation Units	$19,317,296	$2,726,776	$62,245,109	$692,501
Contracts in payout (annuitization period)	85,343	-	29,163	-

Total Net Assets	$19,402,639	$2,726,776	$62,274,272	$692,501

Units Outstanding	8,450,612	1,341,148	54,119,749	696,436

Investment shares held	1,442,574	297,684	5,987,913	54,101
Investments at cost	$20,239,516	$6,013,090	$77,936,072	$733,355

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$2.80	$-
Freedom Edge®	$1.58	$-	$1.25	$-
Phoenix Dimensions® Option 1	$1.21	$-	$0.97	$1.01
Phoenix Dimensions® Option 2	$1.20	$-	$0.96	$-
Phoenix Dimensions® Option 3	$1.20	$-	$0.96	$-
Phoenix Dimensions® Option 4	$1.18	$-	$0.95	$-
Phoenix Income Choice®	$2.66	$-	$2.29	$-
Phoenix Investor’s Edge® Option 1	$2.88	$-	$2.29	$1.00
Phoenix Investor’s Edge® Option 2	$2.84	$-	$2.26	$0.99
Phoenix Investor’s Edge® Option 3	$2.81	$-	$2.23	$-
Phoenix Investor’s Edge® Option 4	$2.83	$-	$-	$-
Phoenix Premium Edge®	$2.24	$2.76	$2.20	$1.00
Phoenix Spectrum Edge® Option 1	$3.01	$-	$2.39	$1.02
Phoenix Spectrum Edge® Option 2	$2.97	$-	$2.36	$1.01
Phoenix Spectrum Edge® Option 3	$2.94	$-	$2.33	$-
Phoenix Spectrum Edge® Option 4	$2.96	$-	$-	$-
Phoenix Spectrum Edge® + Option 1	$0.84	$-	$0.71	$0.89
Phoenix Spectrum Edge® + Option 2	$0.83	$-	$0.70	$0.88
Retirement Planner’s Edge	$2.57	$3.13	$2.63	$1.01
The Big Edge Choice®	$1.63	$1.94	$1.56	$0.97
The Phoenix Edge®—VA Option 1	$2.66	$3.33	$2.83	$1.02
The Phoenix Edge®—VA Option 2	$2.64	$3.24	$2.80	$1.01
The Phoenix Edge®—VA Option 3	$2.43	$2.85	$2.45	$1.01

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Wanger International	Wanger International Select	Wanger Select	Wanger USA

Assets:
Investments at fair value	$100,002,189	$10,332,266	$14,577,917	$49,043,796

Total Assets	$100,002,189	$10,332,266	$14,577,917	$49,043,796

Liabilities:
Payable to PHL Variable Insurance Company	$58	$-	$-	$1

Total Net Assets	$100,002,131	$10,332,266	$14,577,917	$49,043,795

Net Assets:
Accumulation Units	$99,850,340	$10,329,293	$14,570,094	$48,882,471
Contracts in payout (annuitization period)	151,791	2,973	7,823	161,324

Total Net Assets	$100,002,131	$10,332,266	$14,577,917	$49,043,795

Units Outstanding	41,745,016	3,695,491	4,718,293	15,972,990

Investment shares held	3,369,347	670,055	632,447	1,786,659
Investments at cost	$81,477,726	$10,720,425	$10,348,469	$33,752,581

Unit Value
Asset Manager Option 1	$-	$-	$-	$-
Asset Manager Option 2	$-	$-	$-	$-
Freedom Edge®	$2.31	$1.99	$1.41	$1.34
Phoenix Dimensions® Option 1	$1.45	$1.35	$1.19	$1.01
Phoenix Dimensions® Option 2	$1.43	$1.34	$1.18	$1.00
Phoenix Dimensions® Option 3	$1.43	$-	$-	$1.00
Phoenix Dimensions® Option 4	$1.41	$1.32	$1.16	$0.99
Phoenix Income Choice®	$4.06	$-	$3.45	$2.79
Phoenix Investor’s Edge® Option 1	$4.70	$3.85	$3.25	$2.85
Phoenix Investor’s Edge® Option 2	$4.65	$3.80	$3.21	$2.81
Phoenix Investor’s Edge® Option 3	$4.59	$-	$3.17	$2.78
Phoenix Investor’s Edge® Option 4	$4.63	$3.78	$3.20	$2.80
Phoenix Premium Edge®	$2.66	$2.40	$3.41	$3.19
Phoenix Spectrum Edge® Option 1	$4.92	$4.02	$3.40	$2.98
Phoenix Spectrum Edge® Option 2	$4.86	$3.97	$3.36	$2.94
Phoenix Spectrum Edge® Option 3	$4.80	$3.93	$3.32	$2.91
Phoenix Spectrum Edge® Option 4	$4.84	$3.96	$3.35	$-
Phoenix Spectrum Edge® + Option 1	$0.82	$0.79	$0.78	$0.80
Phoenix Spectrum Edge® + Option 2	$0.82	$0.79	$0.78	$0.80
Retirement Planner’s Edge	$4.12	$4.09	$4.31	$3.16
The Big Edge Choice®	$4.61	$2.50	$2.50	$3.17
The Phoenix Edge®—VA Option 1	$4.34	$4.29	$4.42	$3.30
The Phoenix Edge®—VA Option 2	$4.09	$4.05	$4.18	$3.16
The Phoenix Edge®—VA Option 3	$4.04	$4.01	$4.06	$3.15

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

	AIM V.I. Capital Appreciation Fund – Series I Shares	AIM V.I. Core Equity Fund – Series I Shares	AIM V.I. Mid Cap Core Equity Fund – Series I Shares	Alger Capital Appreciation Portfolio – Class I-2 Shares

Income:
Dividends	$224,159	$140,703	$44,771	$-
Expenses:
Mortality and expense fees	403,605	91,997	41,160	78,271
Administrative fees	43,678	9,848	4,185	7,928

Net investment income (loss)	(223,124)	38,858	(574)	(86,199)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(801,271)	(257,618)	(95,125)	494,482
Realized gain distributions	-	-	43,203	-

Realized gain (loss)	(801,271)	(257,618)	(51,922)	494,482

Change in unrealized appreciation (depreciation) during the year	7,392,330	2,087,969	903,859	2,129,630

Net increase (decrease) in net assets from operations	$6,367,935	$1,869,209	$851,363	$2,537,913

	AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B	AllianceBernstein VPS Wealth Appreciation Strategy Portfolio – Class B	DWS Equity 500 Index Fund VIP – Class A	DWS Small Cap Index VIP – Class A
Income:
Dividends	$20,410	$16,185	$1,353,101	$9,736
Expenses:
Mortality and expense fees	34,594	9,562	564,406	5,708
Administrative fees	3,247	841	58,389	513

Net investment income (loss)	(17,431)	5,782	730,306	3,515

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	13,609	(41,838)	(921,467)	25,509
Realized gain distributions	-	-	-	36,513

Realized gain (loss)	13,609	(41,838)	(921,467)	62,022

Change in unrealized appreciation (depreciation) during the year	558,916	247,864	11,025,158	77,401

Net increase (decrease) in net assets from operations	$555,094	$211,808	$10,833,997	$142,938

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class

Income:
Dividends	$8,545,431	$1,349,664	$574,020	$385,825
Expenses:
Mortality and expense fees	1,896,117	162,826	568,047	1,172,967
Administrative fees	203,672	16,317	57,715	122,534

Net investment income (loss)	6,445,642	1,170,521	(51,742)	(909,676)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	771,280	273,382	(8,950,000)	930,946
Realized gain distributions	-	-	12,171	-

Realized gain (loss)	771,280	273,382	(8,937,829)	930,946

Change in unrealized appreciation (depreciation) during the year	(1,004,805)	3,884,278	22,042,205	37,199,370

Net increase (decrease) in net assets from operations	$6,212,117	$5,328,181	$13,052,634	$37,220,640

	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class	Franklin Flex Cap Growth Securities Fund – Class 2	Franklin Income Securities Fund – Class 2
Income:
Dividends	$58,800	$4,504,430	$-	$3,907,830
Expenses:
Mortality and expense fees	211,096	651,377	3,260	628,346
Administrative fees	22,544	66,706	285	59,763

Net investment income (loss)	(174,840)	3,786,347	(3,545)	3,219,721

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(268,057)	148,596	4,502	(1,557,191)
Realized gain distributions	15,421	209,277	-	-

Realized gain (loss)	(252,636)	357,873	4,502	(1,557,191)

Change in unrealized appreciation (depreciation) during the year	4,700,343	2,921,861	65,734	12,328,483

Net increase (decrease) in net assets from operations	$4,272,867	$7,066,081	$66,691	$13,991,013

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares

Income:
Dividends	$-	$535,105	$865,810	$29,597
Expenses:
Mortality and expense fees	15,537	112,247	1,013,376	78,123
Administrative fees	1,578	10,976	109,174	7,823

Net investment income (loss)	(17,115)	411,882	(256,740)	(56,349)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(440,447)	(167,174)	(5,725,004)	(908,379)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(440,447)	(167,174)	(5,725,004)	(908,379)

Change in unrealized appreciation (depreciation) during the year	977,684	2,216,772	19,929,112	2,322,784

Net increase (decrease) in net assets from operations	$520,122	$2,461,480	$13,947,368	$1,358,056

	Mutual Shares Securities Fund – Class 2	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class	Oppenheimer Capital Appreciation Fund/VA – Service Shares
Income:
Dividends	$1,153,051	$527,917	$-	$95
Expenses:
Mortality and expense fees	770,218	622,195	1,925	15,001
Administrative fees	74,349	64,074	187	1,581

Net investment income (loss)	308,484	(158,352)	(2,112)	(16,487)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(2,882,594)	(7,935)	(95)	74,345
Realized gain distributions	-	-	-	-

Realized gain (loss)	(2,882,594)	(7,935)	(95)	74,345

Change in unrealized appreciation (depreciation) during the year	15,901,670	13,749,016	40,342	440,230

Net increase (decrease) in net assets from operations	$13,327,560	$13,582,729	$38,135	$498,088

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Oppenheimer Global Securities Fund/ VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	Phoenix Capital Growth Series	Phoenix Dynamic Asset Allocation Series: Aggressive Growth

Income:
Dividends	$36,439	$219,015	$337,646	$226,661
Expenses:
Mortality and expense fees	25,827	437,320	474,556	141,643
Administrative fees	2,476	44,981	50,048	14,825

Net investment income (loss)	8,136	(263,286)	(186,958)	70,193

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(63,591)	400,777	(6,289,681)	(107,704)
Realized gain distributions	40,408	-	-	-

Realized gain (loss)	(23,183)	400,777	(6,289,681)	(107,704)

Change in unrealized appreciation (depreciation) during the year	571,971	11,951,086	16,448,354	2,958,960

Net increase (decrease) in net assets from operations	$556,924	$12,088,577	$9,971,715	$2,921,449

	Phoenix Dynamic Asset Allocation Series: Growth	Phoenix Dynamic Asset Allocation Series: Moderate	Phoenix Dynamic Asset Allocation Series: Moderate Growth	Phoenix Growth and Income Series
Income:
Dividends	$403,136	$502,939	$411,727	$843,416
Expenses:
Mortality and expense fees	258,199	277,921	231,810	616,197
Administrative fees	24,091	25,105	22,659	66,275

Net investment income (loss)	120,846	199,913	157,258	160,944

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(521,671)	(238,788)	50,459	(1,738,977)
Realized gain distributions	1,567	3,868	-	-

Realized gain (loss)	(520,104)	(234,920)	50,459	(1,738,977)

Change in unrealized appreciation (depreciation) during the year	4,638,519	2,341,828	2,804,199	12,187,534

Net increase (decrease) in net assets from operations	$4,239,261	$2,306,821	$3,011,916	$10,609,501

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Phoenix Mid-Cap Growth Series	Phoenix Mid-Cap Value Series	Phoenix Money Market Series	Phoenix Multi- Sector Fixed Income Series

Income:
Dividends	$-	$544,724	$51,331	$8,861,904
Expenses:
Mortality and expense fees	159,936	778,441	1,140,303	1,532,666
Administrative fees	16,896	80,316	115,752	157,082

Net investment income (loss)	(176,832)	(314,033)	(1,204,724)	7,172,156

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(1,769,175)	(1,370,452)	-	(1,795,534)
Realized gain distributions	-	727,635	9,596	-

Realized gain (loss)	(1,769,175)	(642,817)	9,596	(1,795,534)

Change in unrealized appreciation (depreciation) during the year	5,338,313	19,203,858	-	35,212,527

Net increase (decrease) in net assets from operations	$3,392,306	$18,247,008	$(1,195,128)	$40,589,149

	Phoenix Multi- Sector Short Term Bond Series	Phoenix Small-Cap Growth Series	Phoenix Small-Cap Value Series	Phoenix Strategic Allocation Series
Income:
Dividends	$1,418,821	$-	$89,722	$1,172,551
Expenses:
Mortality and expense fees	267,805	155,207	230,763	395,686
Administrative fees	25,336	16,130	24,450	40,888

Net investment income (loss)	1,125,680	(171,337)	(165,491)	735,977

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(392,479)	(2,820,219)	(1,938,752)	(3,021,555)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(392,479)	(2,820,219)	(1,938,752)	(3,021,555)

Change in unrealized appreciation (depreciation) during the year	4,516,024	5,311,115	5,457,187	8,902,218

Net increase (decrease) in net assets from operations	$5,249,225	$2,319,559	$3,352,944	$6,616,640

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Phoenix-Aberdeen International Series	Phoenix-Duff & Phelps Real Estate Securities Series	Phoenix-Van Kampen Comstock Series	Phoenix-Van Kampen Equity 500 Index Series

Income:
Dividends	$7,916,799	$2,129,602	$348,495	$605,354
Expenses:
Mortality and expense fees	2,886,032	695,987	204,436	465,730
Administrative fees	305,346	72,177	21,061	15,049

Net investment income (loss)	4,725,421	1,361,438	122,998	124,575

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(4,607,229)	54,572	(2,410,611)	(1,431,505)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(4,607,229)	54,572	(2,410,611)	(1,431,505)

Change in unrealized appreciation (depreciation) during the year	84,579,777	16,308,680	6,407,856	6,926,048

Net increase (decrease) in net assets from operations	$84,697,969	$17,724,690	$4,120,243	$5,619,118

	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex Variable Trust All-Cap Opportunity Fund
Income:
Dividends	$1,780,244	$177,335	$827,085	$1,232
Expenses:
Mortality and expense fees	364,336	77,283	204,253	16,648
Administrative fees	37,522	7,537	20,119	1,655

Net investment income (loss)	1,378,386	92,515	602,713	(17,071)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	51,206	(82,920)	132,276	(29,950)
Realized gain distributions	3,038,648	261,166	528,287	-

Realized gain (loss)	3,089,854	178,246	660,563	(29,950)

Change in unrealized appreciation (depreciation) during the year	6,241,831	657,112	641,018	336,824

Net increase (decrease) in net assets from operations	$10,710,071	$927,873	$1,904,294	$289,803

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Rydex Variable Trust Inverse Government Long Bond Strategy Fund	Rydex Variable Trust Nova Fund	Sentinel Variable Products Balanced Fund	Sentinel Variable Products Bond Fund

Income:
Dividends	$-	$7,190	$63,050	$1,883,003
Expenses:
Mortality and expense fees	19,612	9,951	14,285	466,301
Administrative fees	1,858	944	1,530	47,565

Net investment income (loss)	(21,470)	(3,705)	47,235	1,369,137

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(194,155)	(49,581)	(48,540)	282,338
Realized gain distributions	-	-	-	1,738,200

Realized gain (loss)	(194,155)	(49,581)	(48,540)	2,020,538

Change in unrealized appreciation (depreciation) during the year	466,531	279,091	193,947	66,649

Net increase (decrease) in net assets from operations	$250,906	$225,805	$192,642	$3,456,324

	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Growth Fund	Sentinel Variable Products Small Company Fund	Summit S&P MidCap 400 Index Portfolio – Class I Shares
Income:
Dividends	$1,753,289	$761	$72,500	$4,425
Expenses:
Mortality and expense fees	1,350,866	6,908	191,599	6,350
Administrative fees	136,994	715	19,513	562

Net investment income (loss)	265,429	(6,862)	(138,612)	(2,487)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	514,697	(37,908)	70,176	29,707
Realized gain distributions	-	-	-	-

Realized gain (loss)	514,697	(37,908)	70,176	29,707

Change in unrealized appreciation (depreciation) during the year	28,205,758	193,118	4,159,512	147,766

Net increase (decrease) in net assets from operations	$28,985,884	$148,348	$4,091,076	$174,986

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Templeton Developing Markets Securities Fund – Class 2	Templeton Foreign Securities Fund – Class 2	Templeton Global Asset Allocation Fund – Class 2	Templeton Growth Securities Fund – Class 2

Income:
Dividends	$254,019	$618,126	$278,699	$1,757,042
Expenses:
Mortality and expense fees	71,009	206,429	34,714	718,088
Administrative fees	7,411	21,703	3,518	69,242

Net investment income (loss)	175,599	389,994	240,467	969,712

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(495,410)	(547,979)	(233,208)	(2,629,709)
Realized gain distributions	24,526	762,557	44,862	-

Realized gain (loss)	(470,884)	214,578	(188,346)	(2,629,709)

Change in unrealized appreciation (depreciation) during the year	3,374,407	4,572,691	451,049	16,529,010

Net increase (decrease) in net assets from operations	$3,079,122	$5,177,263	$503,170	$14,869,013

	Van Kampen UIF Equity and Income Portfolio – Class II	Wanger International	Wanger International Select	Wanger Select
Income:
Dividends	$14,644	$3,215,052	$284,557	$-
Expenses:
Mortality and expense fees	7,851	1,018,245	111,268	145,379
Administrative fees	753	107,057	11,489	15,375

Net investment income (loss)	6,040	2,089,750	161,800	(160,754)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(87,633)	187,699	(1,625,329)	(237,038)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(87,633)	187,699	(1,625,329)	(237,038)

Change in unrealized appreciation (depreciation) during the year	163,402	31,669,631	3,764,842	6,530,712

Net increase (decrease) in net assets from operations	$81,809	$33,947,080	$2,301,313	$6,132,920

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

Wanger USA

Income:
Dividends	$-
Expenses:
Mortality and expense fees	515,691
Administrative fees	53,851

Net investment income (loss)	(569,542)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	512,635
Realized gain distributions	-

Realized gain (loss)	512,635

Change in unrealized appreciation (depreciation) during the year	14,606,574

Net increase (decrease) in net assets from operations	$14,549,667

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	AIM V.I. Capital Appreciation Fund – Series I Shares		AIM V.I. Core Equity Fund – Series I Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(223,124)	$(649,235)	$38,858	$84,089
Realized gains (losses)	(801,271)	96,628	(257,618)	23,343
Unrealized appreciation (depreciation) during the year	7,392,330	(26,798,272)	2,087,969	(4,052,275)

Net increase (decrease) in net assets from operations	6,367,935	(27,350,879)	1,869,209	(3,944,843)

Contract transactions:
Payments received from contract owners	264,630	479,303	34,536	115,240
Transfers between investment options (including GIA/MVA), net	606,160	943,706	(437,923)	(572,629)
Transfers for contract benefits and terminations	(3,364,613)	(4,800,965)	(1,026,365)	(1,460,065)
Contract maintenance charges	(249,074)	(307,976)	(55,525)	(67,111)
Net change to contracts in payout period	(339)	(1,189)	(76)	(1,252)

Net increase (decrease) in net assets resulting from contract transactions	(2,743,236)	(3,687,121)	(1,485,353)	(1,985,817)

Total increase (decrease) in net assets	3,624,699	(31,038,000)	383,856	(5,930,660)
Net assets at beginning of period	35,191,578	66,229,578	8,117,709	14,048,369

Net assets at end of period	$38,816,277	$35,191,578	$8,501,565	$8,117,709

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	AIM V.I. Mid Cap Core Equity Fund – Series I Shares		Alger Capital Appreciation Portfolio – Class I-2 Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(574)	$4,440	$(86,199)	$(155,266)
Realized gains (losses)	(51,922)	502,738	494,482	1,456,101
Unrealized appreciation (depreciation) during the year	903,859	(2,243,835)	2,129,630	(7,907,374)

Net increase (decrease) in net assets from operations	851,363	(1,736,657)	2,537,913	(6,606,539)

Contract transactions:
Payments received from contract owners	37,322	44,458	46,972	153,711
Transfers between investment options (including GIA/MVA), net	(234,634)	(804,106)	(842,412)	(1,649,852)
Transfers for contract benefits and terminations	(507,368)	(720,448)	(1,063,407)	(2,200,845)
Contract maintenance charges	(9,872)	(13,151)	(17,983)	(33,758)
Net change to contracts in payout period	1,144	213	(179)	689

Net increase (decrease) in net assets resulting from contract transactions	(713,408)	(1,493,034)	(1,877,009)	(3,730,055)

Total increase (decrease) in net assets	137,955	(3,229,691)	660,904	(10,336,594)
Net assets at beginning of period	3,622,951	6,852,642	6,339,327	16,675,921

Net assets at end of period	$3,760,906	$3,622,951	$7,000,231	$6,339,327

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B		AllianceBernstein VPS Wealth Appreciation Strategy Portfolio – Class B
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(17,431)	$12,995	$5,782	$993
Realized gains (losses)	13,609	(28,747)	(41,838)	10,418
Unrealized appreciation (depreciation) during the year	558,916	(436,662)	247,864	(247,864)

Net increase (decrease) in net assets from operations	555,094	(452,414)	211,808	(236,453)

Contract transactions:
Payments received from contract owners	87,892	1,805,717	29,536	592,216
Transfers between investment options (including GIA/MVA), net	671,869	981,421	(935,408)	517,397
Transfers for contract benefits and terminations	(31,829)	(163,827)	(165,096)	(3,649)
Contract maintenance charges	(26,420)	(501)	(10,176)	(175)
Net change to contracts in payout period	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	701,512	2,622,810	(1,081,144)	1,105,789

Total increase (decrease) in net assets	1,256,606	2,170,396	(869,336)	869,336
Net assets at beginning of period	2,170,396	-	869,336	-

Net assets at end of period	$3,427,002	$2,170,396	$-	$869,336

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	DWS Equity 500 Index Fund VIP – Class A		DWS Small Cap Index VIP – Class A
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$730,306	$758,745	$3,515	$(1,285)
Realized gains (losses)	(921,467)	(257,139)	62,022	(61,870)
Unrealized appreciation (depreciation) during the year	11,025,158	(30,219,249)	77,401	(42,564)

Net increase (decrease) in net assets from operations	10,833,997	(29,717,643)	142,938	(105,719)

Contract transactions:
Payments received from contract owners	291,624	629,021	8,487	7,143
Transfers between investment options (including GIA/MVA), net	(227,724)	462,750	363,484	258,919
Transfers for contract benefits and terminations	(4,344,308)	(6,198,993)	(177,622)	(44,424)
Contract maintenance charges	(315,522)	(375,665)	(1,463)	(34)
Net change to contracts in payout period	20,288	2,849	-	-

Net increase (decrease) in net assets resulting from contract transactions	(4,575,642)	(5,480,038)	192,886	221,604

Total increase (decrease) in net assets	6,258,355	(35,197,681)	335,824	115,885
Net assets at beginning of period	47,286,455	82,484,136	115,885	-

Net assets at end of period	$53,544,810	$47,286,455	$451,709	$115,885

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Federated Fund for U.S. Government Securities II		Federated High Income Bond Fund II – Primary Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,445,642	$7,583,757	$1,170,521	$1,495,309
Realized gains (losses)	771,280	53,287	273,382	(1,054,956)
Unrealized appreciation (depreciation) during the year	(1,004,805)	(1,945,363)	3,884,278	(4,630,113)

Net increase (decrease) in net assets from operations	6,212,117	5,691,681	5,328,181	(4,189,760)

Contract transactions:
Payments received from contract owners	996,415	1,845,881	350,554	369,856
Transfers between investment options (including GIA/MVA), net	(13,019,468)	(18,736,173)	441,586	(2,514,465)
Transfers for contract benefits and terminations	(23,791,907)	(24,380,493)	(2,634,014)	(3,889,188)
Contract maintenance charges	(1,174,025)	(1,194,244)	(47,112)	(50,656)
Net change to contracts in payout period	1,185	(2,652)	(34)	412

Net increase (decrease) in net assets resulting from contract transactions	(36,987,800)	(42,467,681)	(1,889,020)	(6,084,041)

Total increase (decrease) in net assets	(30,775,683)	(36,776,000)	3,439,161	(10,273,801)
Net assets at beginning of period	184,073,098	220,849,098	11,022,317	21,296,118

Net assets at end of period	$153,297,415	$184,073,098	$14,461,478	$11,022,317

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class		Fidelity® VIP Growth Opportunities Portfolio – Service Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(51,742)	$(435,670)	$(909,676)	$(783,041)
Realized gains (losses)	(8,937,829)	(4,216,985)	930,946	(300,108)
Unrealized appreciation (depreciation) during the year	22,042,205	(37,802,484)	37,199,370	(71,122,822)

Net increase (decrease) in net assets from operations	13,052,634	(42,455,139)	37,220,640	(72,205,971)

Contract transactions:
Payments received from contract owners	452,090	2,296,548	5,448,981	28,137,540
Transfers between investment options (including GIA/MVA), net	(1,609,705)	(11,236,394)	7,750,048	24,487,135
Transfers for contract benefits and terminations	(9,935,402)	(14,014,769)	(6,702,899)	(6,268,610)
Contract maintenance charges	(136,994)	(175,795)	(927,070)	(591,474)
Net change to contracts in payout period	6,840	929	1,596	(1,796)

Net increase (decrease) in net assets resulting from contract transactions	(11,223,171)	(23,129,481)	5,570,656	45,762,795

Total increase (decrease) in net assets	1,829,463	(65,584,620)	42,791,296	(26,443,176)
Net assets at beginning of period	48,278,565	113,863,185	75,492,043	101,935,219

Net assets at end of period	$50,108,028	$48,278,565	$118,283,339	$75,492,043

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Fidelity® VIP Growth Portfolio – Service Class		Fidelity® VIP Investment Grade Bond Portfolio – Service Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(174,840)	$(180,287)	$3,786,347	$691,820
Realized gains (losses)	(252,636)	601,448	357,873	(43,513)
Unrealized appreciation (depreciation) during the year	4,700,343	(17,964,808)	2,921,861	(2,699,398)

Net increase (decrease) in net assets from operations	4,272,867	(17,543,647)	7,066,081	(2,051,091)

Contract transactions:
Payments received from contract owners	150,555	524,598	4,936,973	15,116,117
Transfers between investment options (including GIA/MVA), net	(144,234)	(2,032,324)	3,590,762	10,638,789
Transfers for contract benefits and terminations	(2,845,498)	(3,887,696)	(6,097,039)	(3,441,954)
Contract maintenance charges	(98,788)	(125,250)	(522,836)	(228,981)
Net change to contracts in payout period	478	(3,104)	3,912	(1,414)

Net increase (decrease) in net assets resulting from contract transactions	(2,937,487)	(5,523,776)	1,911,772	22,082,557

Total increase (decrease) in net assets	1,335,380	(23,067,423)	8,977,853	20,031,466
Net assets at beginning of period	18,241,726	41,309,149	46,922,068	26,890,602

Net assets at end of period	$19,577,106	$18,241,726	$55,899,921	$46,922,068

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Franklin Flex Cap Growth Securities Fund – Class 2		Franklin Income Securities Fund – Class 2
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,545)	$(583)	$3,219,721	$2,142,448
Realized gains (losses)	4,502	(7,516)	(1,557,191)	(445,361)
Unrealized appreciation (depreciation) during the year	65,734	(10,877)	12,328,483	(21,064,772)

Net increase (decrease) in net assets from operations	66,691	(18,976)	13,991,013	(19,367,685)

Contract transactions:
Payments received from contract owners	12,037	174,321	1,358,042	13,959,456
Transfers between investment options (including GIA/MVA), net	263,512	90,911	194,244	4,903,041
Transfers for contract benefits and terminations	(65,348)	(78,260)	(4,056,944)	(4,318,287)
Contract maintenance charges	(2,633)	-	(489,000)	(341,358)
Net change to contracts in payout period	-	-	846	-

Net increase (decrease) in net assets resulting from contract transactions	207,568	186,972	(2,992,812)	14,202,852

Total increase (decrease) in net assets	274,259	167,996	10,998,201	(5,164,833)
Net assets at beginning of period	167,996	-	44,070,268	49,235,101

Net assets at end of period	$442,255	$167,996	$55,068,469	$44,070,268

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares		Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(17,115)	$(29,774)	$411,882	$492,646
Realized gains (losses)	(440,447)	(298,561)	(167,174)	(336,112)
Unrealized appreciation (depreciation) during the year	977,684	(564,336)	2,216,772	(2,519,561)

Net increase (decrease) in net assets from operations	520,122	(892,671)	2,461,480	(2,363,027)

Contract transactions:
Payments received from contract owners	6,675	17,249	108,189	263,982
Transfers between investment options (including GIA/MVA), net	(164,102)	(457,076)	158,371	(1,345,610)
Transfers for contract benefits and terminations	(281,474)	(318,372)	(2,429,103)	(3,380,010)
Contract maintenance charges	(7,064)	(6,228)	(63,774)	(54,914)
Net change to contracts in payout period	166	(241)	(1,077)	190

Net increase (decrease) in net assets resulting from contract transactions	(445,799)	(764,668)	(2,227,394)	(4,516,362)

Total increase (decrease) in net assets	74,323	(1,657,339)	234,086	(6,879,389)
Net assets at beginning of period	1,303,248	2,960,587	8,789,126	15,668,515

Net assets at end of period	$1,377,571	$1,303,248	$9,023,212	$8,789,126

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(256,740)	$246,345	$(56,349)	$(29,441)
Realized gains (losses)	(5,725,004)	(3,084,658)	(908,379)	(723,670)
Unrealized appreciation (depreciation) during the year	19,929,112	(55,386,667)	2,322,784	(4,833,860)

Net increase (decrease) in net assets from operations	13,947,368	(58,224,980)	1,358,056	(5,586,971)

Contract transactions:
Payments received from contract owners	532,927	1,688,795	58,263	244,611
Transfers between investment options (including GIA/MVA), net	(1,979,625)	1,114,273	(281,989)	(1,635,712)
Transfers for contract benefits and terminations	(9,069,634)	(13,318,035)	(1,298,321)	(2,167,779)
Contract maintenance charges	(676,612)	(789,372)	(27,195)	(39,856)
Net change to contracts in payout period	5,148	(2,799)	27	(191)

Net increase (decrease) in net assets resulting from contract transactions	(11,187,796)	(11,307,138)	(1,549,215)	(3,598,927)

Total increase (decrease) in net assets	2,759,572	(69,532,118)	(191,159)	(9,185,898)
Net assets at beginning of period	93,532,816	163,064,934	6,985,603	16,171,501

Net assets at end of period	$96,292,388	$93,532,816	$6,794,444	$6,985,603

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Mutual Shares Securities Fund – Class 2		Neuberger Berman AMT Guardian Portfolio – S Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$308,484	$1,319,880	$(158,352)	$(267,999)
Realized gains (losses)	(2,882,594)	1,164,290	(7,935)	1,963,915
Unrealized appreciation (depreciation) during the year	15,901,670	(37,532,895)	13,749,016	(21,840,075)

Net increase (decrease) in net assets from operations	13,327,560	(35,048,725)	13,582,729	(20,144,159)

Contract transactions:
Payments received from contract owners	1,591,540	14,058,115	3,855,096	23,279,664
Transfers between investment options (including GIA/MVA), net	80,079	5,031,882	4,427,775	13,737,452
Transfers for contract benefits and terminations	(6,360,766)	(8,838,526)	(2,822,284)	(2,316,158)
Contract maintenance charges	(510,782)	(389,569)	(534,647)	(229,545)
Net change to contracts in payout period	201	(312)	766	(1,006)

Net increase (decrease) in net assets resulting from contract transactions	(5,199,728)	9,861,590	4,926,706	34,470,407

Total increase (decrease) in net assets	8,127,832	(25,187,135)	18,509,435	14,326,248
Net assets at beginning of period	58,110,956	83,298,091	42,640,311	28,314,063

Net assets at end of period	$66,238,788	$58,110,956	$61,149,746	$42,640,311

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Neuberger Berman AMT Small Cap Growth Portfolio – S Class		Oppenheimer Capital Appreciation Fund/VA – Service Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,112)	$(1,310)	$(16,487)	$(10,859)
Realized gains (losses)	(95)	(14,433)	74,345	(68,589)
Unrealized appreciation (depreciation) during the year	40,342	(24,816)	440,230	(351,459)

Net increase (decrease) in net assets from operations	38,135	(40,559)	498,088	(430,907)

Contract transactions:
Payments received from contract owners	5,870	2,088	11,423	38,729
Transfers between investment options (including GIA/MVA), net	210,414	93,386	919,385	103,705
Transfers for contract benefits and terminations	(54,805)	(52,857)	(395,303)	(125,248)
Contract maintenance charges	(1,066)	(1,653)	(3,755)	(1,961)
Net change to contracts in payout period	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	160,413	40,964	531,750	15,225

Total increase (decrease) in net assets	198,548	405	1,029,838	(415,682)
Net assets at beginning of period	57,861	57,456	461,008	876,690

Net assets at end of period	$256,409	$57,861	$1,490,846	$461,008

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Oppenheimer Global Securities Fund/VA – Service Shares		Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$8,136	$(4,629)	$(263,286)	$(304,734)
Realized gains (losses)	(23,183)	51,985	400,777	1,108,873
Unrealized appreciation (depreciation) during the year	571,971	(1,155,946)	11,951,086	(14,425,358)

Net increase (decrease) in net assets from operations	556,924	(1,108,590)	12,088,577	(13,621,219)

Contract transactions:
Payments received from contract owners	27,976	213,493	2,556,872	13,785,259
Transfers between investment options (including GIA/MVA), net	11,638	1,329,408	2,442,444	9,872,524
Transfers for contract benefits and terminations	(479,205)	(546,649)	(2,612,073)	(1,778,449)
Contract maintenance charges	(5,956)	(7,597)	(357,301)	(163,485)
Net change to contracts in payout period	-	-	857	(889)

Net increase (decrease) in net assets resulting from contract transactions	(445,547)	988,655	2,030,799	21,714,960

Total increase (decrease) in net assets	111,377	(119,935)	14,119,376	8,093,741
Net assets at beginning of period	2,163,690	2,283,625	28,558,665	20,464,924

Net assets at end of period	$2,275,067	$2,163,690	$42,678,041	$28,558,665

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Capital Growth Series		Phoenix Dynamic Asset Allocation Series: Aggressive Growth
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(186,958)	$(802,943)	$70,193	$33,196
Realized gains (losses)	(6,289,681)	(3,804,812)	(107,704)	(441,939)
Unrealized appreciation (depreciation) during the year	16,448,354	(27,295,979)	2,958,960	(7,071,960)

Net increase (decrease) in net assets from operations	9,971,715	(31,903,734)	2,921,449	(7,480,703)

Contract transactions:
Payments received from contract owners	984,346	1,685,920	256,463	1,519,772
Transfers between investment options (including GIA/MVA), net	(1,887,920)	(3,972,939)	1,017,351	(410,482)
Transfers for contract benefits and terminations	(5,784,058)	(10,419,124)	(659,268)	(875,251)
Contract maintenance charges	(126,514)	(186,834)	(98,661)	(95,458)
Net change to contracts in payout period	(873)	4,231	-	-

Net increase (decrease) in net assets resulting from contract transactions	(6,815,019)	(12,888,746)	515,885	138,581

Total increase (decrease) in net assets	3,156,696	(44,792,480)	3,437,334	(7,342,122)
Net assets at beginning of period	40,764,248	85,556,728	11,002,770	18,344,892

Net assets at end of period	$43,920,944	$40,764,248	$14,440,104	$11,002,770

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Dynamic Asset Allocation Series: Growth		Phoenix Dynamic Asset Allocation Series: Moderate
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$120,846	$168,635	$199,913	$187,839
Realized gains (losses)	(520,104)	(142,898)	(234,920)	47,751
Unrealized appreciation (depreciation) during the year	4,638,519	(9,645,089)	2,341,828	(2,016,576)

Net increase (decrease) in net assets from operations	4,239,261	(9,619,352)	2,306,821	(1,780,986)

Contract transactions:
Payments received from contract owners	302,470	5,497,325	4,807,756	3,336,245
Transfers between investment options (including GIA/MVA), net	865,756	667,158	6,964,512	11,590,101
Transfers for contract benefits and terminations	(1,748,868)	(2,380,018)	(5,982,966)	(1,995,787)
Contract maintenance charges	(193,456)	(149,251)	(153,395)	(41,644)
Net change to contracts in payout period	(2,383)	(4,508)	-	-

Net increase (decrease) in net assets resulting from contract transactions	(776,481)	3,630,706	5,635,907	12,888,915

Total increase (decrease) in net assets	3,462,780	(5,988,646)	7,942,728	11,107,929
Net assets at beginning of period	19,722,162	25,710,808	17,197,399	6,089,470

Net assets at end of period	$23,184,942	$19,722,162	$25,140,127	$17,197,399

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Dynamic Asset Allocation Series: Moderate Growth		Phoenix Growth and Income Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$157,258	$208,217	$160,944	$(2,446)
Realized gains (losses)	50,459	(8,873)	(1,738,977)	514,213
Unrealized appreciation (depreciation) during the year	2,804,199	(5,314,359)	12,187,534	(33,600,877)

Net increase (decrease) in net assets from operations	3,011,916	(5,115,015)	10,609,501	(33,089,110)

Contract transactions:
Payments received from contract owners	1,049,506	6,126,096	404,938	809,941
Transfers between investment options (including GIA/MVA), net	3,908,609	3,143,906	(195,999)	(4,469,421)
Transfers for contract benefits and terminations	(2,753,730)	(1,709,587)	(6,854,981)	(10,270,445)
Contract maintenance charges	(209,685)	(88,540)	(319,555)	(389,076)
Net change to contracts in payout period	-	-	(1,011)	(965)

Net increase (decrease) in net assets resulting from contract transactions	1,994,700	7,471,875	(6,966,608)	(14,319,966)

Total increase (decrease) in net assets	5,006,616	2,356,860	3,642,893	(47,409,076)
Net assets at beginning of period	16,785,946	14,429,086	54,788,519	102,197,595

Net assets at end of period	$21,792,562	$16,785,946	$58,431,412	$54,788,519

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Mid-Cap Growth Series		Phoenix Mid-Cap Value Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(176,832)	$(305,792)	$(314,033)	$(885,851)
Realized gains (losses)	(1,769,175)	(380,281)	(642,817)	3,487,786
Unrealized appreciation (depreciation) during the year	5,338,313	(11,823,044)	19,203,858	(35,031,632)

Net increase (decrease) in net assets from operations	3,392,306	(12,509,117)	18,247,008	(32,429,697)

Contract transactions:
Payments received from contract owners	242,284	396,883	2,819,897	15,506,126
Transfers between investment options (including GIA/MVA), net	(300,769)	(2,326,930)	516,892	5,479,867
Transfers for contract benefits and terminations	(2,388,082)	(4,303,346)	(6,953,299)	(9,640,857)
Contract maintenance charges	(36,914)	(58,163)	(507,937)	(351,586)
Net change to contracts in payout period	176	1,648	1,736	(908)

Net increase (decrease) in net assets resulting from contract transactions	(2,483,305)	(6,289,908)	(4,122,711)	10,992,642

Total increase (decrease) in net assets	909,001	(18,799,025)	14,124,297	(21,437,055)
Net assets at beginning of period	13,898,314	32,697,339	59,954,740	81,391,795

Net assets at end of period	$14,807,315	$13,898,314	$74,079,037	$59,954,740

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Money Market Series		Phoenix Multi-Sector Fixed Income Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,204,724)	$810,234	$7,172,156	$7,871,180
Realized gains (losses)	9,596	-	(1,795,534)	(2,173,667)
Unrealized appreciation (depreciation) during the year	-	-	35,212,527	(31,132,114)

Net increase (decrease) in net assets from operations	(1,195,128)	810,234	40,589,149	(25,434,601)

Contract transactions:
Payments received from contract owners	4,316,015	12,983,110	7,816,620	21,989,028
Transfers between investment options (including GIA/MVA), net	12,347,840	62,523,116	(1,943,514)	9,250,018
Transfers for contract benefits and terminations	(45,102,846)	(47,939,697)	(22,004,788)	(20,690,594)
Contract maintenance charges	(894,911)	(633,543)	(890,641)	(483,305)
Net change to contracts in payout period	15,684	(1,091)	15,581	(1,842)

Net increase (decrease) in net assets resulting from contract transactions	(29,318,218)	26,931,895	(17,006,742)	10,063,305

Total increase (decrease) in net assets	(30,513,346)	27,742,129	23,582,407	(15,371,296)
Net assets at beginning of period	108,806,095	81,063,966	109,435,398	124,806,694

Net assets at end of period	$78,292,749	$108,806,095	$133,017,805	$109,435,398

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Multi-Sector Short Term Bond Series		Phoenix Small-Cap Growth Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,125,680	$1,057,713	$(171,337)	$(315,454)
Realized gains (losses)	(392,479)	(551,257)	(2,820,219)	(1,034,412)
Unrealized appreciation (depreciation) during the year	4,516,024	(3,669,130)	5,311,115	(12,520,884)

Net increase (decrease) in net assets from operations	5,249,225	(3,162,674)	2,319,559	(13,870,750)

Contract transactions:
Payments received from contract owners	271,430	497,257	119,281	469,867
Transfers between investment options (including GIA/MVA), net	3,335,387	(1,966,916)	(1,170,852)	(1,123,095)
Transfers for contract benefits and terminations	(6,022,649)	(5,332,364)	(1,863,200)	(4,143,434)
Contract maintenance charges	(95,547)	(61,402)	(62,151)	(86,268)
Net change to contracts in payout period	679	407	(523)	(877)

Net increase (decrease) in net assets resulting from contract transactions	(2,510,700)	(6,863,018)	(2,977,445)	(4,883,807)

Total increase (decrease) in net assets	2,738,525	(10,025,692)	(657,886)	(18,754,557)
Net assets at beginning of period	19,297,716	29,323,408	14,652,055	33,406,612

Net assets at end of period	$22,036,241	$19,297,716	$13,994,169	$14,652,055

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Small-Cap Value Series		Phoenix Strategic Allocation Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(165,491)	$(422,893)	$735,977	$752,212
Realized gains (losses)	(1,938,752)	(822,565)	(3,021,555)	(2,377,083)
Unrealized appreciation (depreciation) during the year	5,457,187	(14,028,297)	8,902,218	(12,554,092)

Net increase (decrease) in net assets from operations	3,352,944	(15,273,755)	6,616,640	(14,178,963)

Contract transactions:
Payments received from contract owners	158,893	503,428	652,872	1,618,105
Transfers between investment options (including GIA/MVA), net	(603,888)	(908,949)	(1,580,645)	(5,149,843)
Transfers for contract benefits and terminations	(2,785,886)	(4,192,963)	(5,652,729)	(10,618,089)
Contract maintenance charges	(110,911)	(144,136)	(67,648)	(101,901)
Net change to contracts in payout period	514	(1,984)	7,143	12,231

Net increase (decrease) in net assets resulting from contract transactions	(3,341,278)	(4,744,604)	(6,641,007)	(14,239,497)

Total increase (decrease) in net assets	11,666	(20,018,359)	(24,367)	(28,418,460)
Net assets at beginning of period	21,403,507	41,421,866	34,612,950	63,031,410

Net assets at end of period	$21,415,173	$21,403,507	$34,588,583	$34,612,950

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix-Aberdeen International Series		Phoenix-Duff & Phelps Real Estate Securities Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,725,421	$2,176,545	$1,361,438	$174,755
Realized gains (losses)	(4,607,229)	10,068,159	54,572	1,848,145
Unrealized appreciation (depreciation) during the year	84,579,777	(144,926,580)	16,308,680	(35,273,474)

Net increase (decrease) in net assets from operations	84,697,969	(132,681,876)	17,724,690	(33,250,574)

Contract transactions:
Payments received from contract owners	9,356,565	48,153,413	2,432,778	13,246,236
Transfers between investment options (including GIA/MVA), net	(2,641,407)	13,794,666	4,499,124	2,994,150
Transfers for contract benefits and terminations	(21,981,374)	(27,215,482)	(5,801,079)	(8,858,405)
Contract maintenance charges	(1,989,452)	(1,509,764)	(445,998)	(355,320)
Net change to contracts in payout period	3,380	(1,363)	606	(3,985)

Net increase (decrease) in net assets resulting from contract transactions	(17,252,288)	33,221,470	685,431	7,022,676

Total increase (decrease) in net assets	67,445,681	(99,460,406)	18,410,121	(26,227,898)
Net assets at beginning of period	217,410,639	316,871,045	56,526,439	82,754,337

Net assets at end of period	$284,856,320	$217,410,639	$74,936,560	$56,526,439

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix-Van Kampen Comstock Series		Phoenix-Van Kampen Equity 500 Index Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$122,998	$101,017	$124,575	$(93,714)
Realized gains (losses)	(2,410,611)	(1,439,508)	(1,431,505)	176,071
Unrealized appreciation (depreciation) during the year	6,407,856	(10,950,248)	6,926,048	(18,951,108)

Net increase (decrease) in net assets from operations	4,120,243	(12,288,739)	5,619,118	(18,868,751)

Contract transactions:
Payments received from contract owners	308,024	432,431	474,378	791,198
Transfers between investment options (including GIA/MVA), net	(1,234,876)	(3,827,488)	(688,045)	(1,595,709)
Transfers for contract benefits and terminations	(3,655,220)	(6,381,785)	(5,017,843)	(7,661,008)
Contract maintenance charges	(49,031)	(71,433)	(37,806)	(61,290)
Net change to contracts in payout period	285	3,272	(66,033)	(181,525)

Net increase (decrease) in net assets resulting from contract transactions	(4,630,818)	(9,845,003)	(5,335,349)	(8,708,334)

Total increase (decrease) in net assets	(510,575)	(22,133,742)	283,769	(27,577,085)
Net assets at beginning of period	18,338,484	40,472,226	27,729,672	55,306,757

Net assets at end of period	$17,827,909	$18,338,484	$28,013,441	$27,729,672

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,378,386	$975,767	$92,515	$170,863
Realized gains (losses)	3,089,854	(3,385,387)	178,246	(634,544)
Unrealized appreciation (depreciation) during the year	6,241,831	(16,852,826)	657,112	(708,266)

Net increase (decrease) in net assets from operations	10,710,071	(19,262,446)	927,873	(1,171,947)

Contract transactions:
Payments received from contract owners	2,456,373	12,810,331	101,929	369,204
Transfers between investment options (including GIA/MVA), net	6,237,109	9,262,359	2,098,002	5,537,144
Transfers for contract benefits and terminations	(2,195,381)	(2,186,121)	(1,542,102)	(1,321,695)
Contract maintenance charges	(298,778)	(157,008)	(19,489)	(21,355)
Net change to contracts in payout period	570	(705)	-	-

Net increase (decrease) in net assets resulting from contract transactions	6,199,893	19,728,856	638,340	4,563,298

Total increase (decrease) in net assets	16,909,964	466,410	1,566,213	3,391,351
Net assets at beginning of period	20,954,955	20,488,545	5,259,066	1,867,715

Net assets at end of period	$37,864,919	$20,954,955	$6,825,279	$5,259,066

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	PIMCO Total Return Portfolio – Advisor Class		Rydex Variable Trust All-Cap Opportunity Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$602,713	$291,254	$(17,071)	$(37,683)
Realized gains (losses)	660,563	219,855	(29,950)	176,943
Unrealized appreciation (depreciation) during the year	641,018	(242,660)	336,824	(1,551,831)

Net increase (decrease) in net assets from operations	1,904,294	268,449	289,803	(1,412,571)

Contract transactions:
Payments received from contract owners	217,142	449,191	12,328	28,751
Transfers between investment options (including GIA/MVA), net	8,430,716	7,890,211	(189,448)	(1,063,481)
Transfers for contract benefits and terminations	(5,156,449)	(1,901,937)	(211,920)	(455,944)
Contract maintenance charges	(50,478)	(22,888)	(7,994)	(8,886)
Net change to contracts in payout period	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	3,440,931	6,414,577	(397,034)	(1,499,560)

Total increase (decrease) in net assets	5,345,225	6,683,026	(107,231)	(2,912,131)
Net assets at beginning of period	12,367,490	5,684,464	1,479,534	4,391,665

Net assets at end of period	$17,712,715	$12,367,490	$1,372,303	$1,479,534

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Rydex Variable Trust Inverse Government Long Bond Strategy Fund		Rydex Variable Trust Nova Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(21,470)	$(24,369)	$(3,705)	$(15,951)
Realized gains (losses)	(194,155)	(200,331)	(49,581)	20,211
Unrealized appreciation (depreciation) during the year	466,531	(472,827)	279,091	(1,060,228)

Net increase (decrease) in net assets from operations	250,906	(697,527)	225,805	(1,055,968)

Contract transactions:
Payments received from contract owners	462	8,944	1,077	6,089
Transfers between investment options (including GIA/MVA), net	(25,005)	(313,825)	(39,310)	(184,338)
Transfers for contract benefits and terminations	(203,242)	(386,028)	(89,554)	(131,203)
Contract maintenance charges	(6,883)	(8,636)	(3,828)	(5,742)
Net change to contracts in payout period	425	147	-	-

Net increase (decrease) in net assets resulting from contract transactions	(234,243)	(699,398)	(131,615)	(315,194)

Total increase (decrease) in net assets	16,663	(1,396,925)	94,190	(1,371,162)
Net assets at beginning of period	1,473,505	2,870,430	769,278	2,140,440

Net assets at end of period	$1,490,168	$1,473,505	$863,468	$769,278

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Sentinel Variable Products Balanced Fund		Sentinel Variable Products Bond Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$47,235	$10,844	$1,369,137	$973,031
Realized gains (losses)	(48,540)	(62,871)	2,020,538	(33,114)
Unrealized appreciation (depreciation) during the year	193,947	(135,390)	66,649	(626,257)

Net increase (decrease) in net assets from operations	192,642	(187,417)	3,456,324	313,660

Contract transactions:
Payments received from contract owners	120,215	22,285	4,454,353	14,516,860
Transfers between investment options (including GIA/MVA), net	2,015,163	551,107	1,891,255	14,747,770
Transfers for contract benefits and terminations	(333,192)	(72,840)	(3,420,063)	(1,808,289)
Contract maintenance charges	(7,008)	(1,715)	(353,194)	(92,797)
Net change to contracts in payout period	-	-	(263)	-

Net increase (decrease) in net assets resulting from contract transactions	1,795,178	498,837	2,572,088	27,363,544

Total increase (decrease) in net assets	1,987,820	311,420	6,028,412	27,677,204
Net assets at beginning of period	611,992	300,572	32,264,327	4,587,123

Net assets at end of period	$2,599,812	$611,992	$38,292,739	$32,264,327

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Sentinel Variable Products Common Stock Fund		Sentinel Variable Products Mid Cap Growth Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$265,429	$478,614	$(6,862)	$(14,033)
Realized gains (losses)	514,697	(166,593)	(37,908)	(493,450)
Unrealized appreciation (depreciation) during the year	28,205,758	(28,943,329)	193,118	(337,869)

Net increase (decrease) in net assets from operations	28,985,884	(28,631,308)	148,348	(845,352)

Contract transactions:
Payments received from contract owners	11,933,070	58,218,672	6,897	50,532
Transfers between investment options (including GIA/MVA), net	14,406,054	39,430,990	103,215	877,527
Transfers for contract benefits and terminations	(7,045,913)	(4,043,999)	(93,834)	(73,989)
Contract maintenance charges	(1,118,532)	(244,414)	(1,468)	(749)
Net change to contracts in payout period	(830)	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	18,173,849	93,361,249	14,810	853,321

Total increase (decrease) in net assets	47,159,733	64,729,941	163,158	7,969
Net assets at beginning of period	84,130,463	19,400,522	484,997	477,028

Net assets at end of period	$131,290,196	$84,130,463	$648,155	$484,997

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Sentinel Variable Products Small Company Fund		Summit S&P MidCap 400 Index Portfolio – Class I Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(138,612)	$(77,523)	$(2,487)	$(434)
Realized gains (losses)	70,176	95,218	29,707	(32,071)
Unrealized appreciation (depreciation) during the year	4,159,512	(3,907,835)	147,766	(12,093)

Net increase (decrease) in net assets from operations	4,091,076	(3,890,140)	174,986	(44,598)

Contract transactions:
Payments received from contract owners	1,549,532	8,071,738	5,445	4,955
Transfers between investment options (including GIA/MVA), net	2,551,275	5,298,138	452,675	144,750
Transfers for contract benefits and terminations	(1,026,276)	(526,638)	(154,497)	(13,844)
Contract maintenance charges	(149,045)	(34,447)	(1,258)	(124)
Net change to contracts in payout period	(115)	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	2,925,371	12,808,791	302,365	135,737

Total increase (decrease) in net assets	7,016,447	8,918,651	477,351	91,139
Net assets at beginning of period	12,014,168	3,095,517	91,139	-

Net assets at end of period	$19,030,615	$12,014,168	$568,490	$91,139

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Templeton Developing Markets Securities Fund – Class 2		Templeton Foreign Securities Fund – Class 2
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$175,599	$116,048	$389,994	$297,760
Realized gains (losses)	(470,884)	632,445	214,578	2,795,340
Unrealized appreciation (depreciation) during the year	3,374,407	(6,552,970)	4,572,691	(17,066,689)

Net increase (decrease) in net assets from operations	3,079,122	(5,804,477)	5,177,263	(13,973,589)

Contract transactions:
Payments received from contract owners	113,315	395,381	238,605	469,110
Transfers between investment options (including GIA/MVA), net	1,623,818	(5,664,426)	(315,457)	(5,497,115)
Transfers for contract benefits and terminations	(1,025,433)	(1,269,443)	(3,262,217)	(3,909,722)
Contract maintenance charges	(15,551)	(16,034)	(73,129)	(83,093)
Net change to contracts in payout period	67	19	(178)	(535)

Net increase (decrease) in net assets resulting from contract transactions	696,216	(6,554,503)	(3,412,376)	(9,021,355)

Total increase (decrease) in net assets	3,775,338	(12,358,980)	1,764,887	(22,994,944)
Net assets at beginning of period	4,298,424	16,657,404	17,637,752	40,632,696

Net assets at end of period	$8,073,762	$4,298,424	$19,402,639	$17,637,752

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Templeton Global Asset Allocation Fund – Class 2		Templeton Growth Securities Fund – Class 2
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$240,467	$373,814	$969,712	$247,150
Realized gains (losses)	(188,346)	454,443	(2,629,709)	3,302,218
Unrealized appreciation (depreciation) during the year	451,049	(2,027,693)	16,529,010	(41,104,277)

Net increase (decrease) in net assets from operations	503,170	(1,199,436)	14,869,013	(37,554,909)

Contract transactions:
Payments received from contract owners	13,645	26,033	1,440,490	13,783,691
Transfers between investment options (including GIA/MVA), net	(299,669)	(257,047)	(1,102,647)	9,033,645
Transfers for contract benefits and terminations	(595,297)	(302,350)	(5,295,192)	(6,640,356)
Contract maintenance charges	(3,845)	(2,801)	(496,532)	(366,908)
Net change to contracts in payout period	-	-	682	(1,415)

Net increase (decrease) in net assets resulting from contract transactions	(885,166)	(536,165)	(5,453,199)	15,808,657

Total increase (decrease) in net assets	(381,996)	(1,735,601)	9,415,814	(21,746,252)
Net assets at beginning of period	3,108,772	4,844,373	52,858,458	74,604,710

Net assets at end of period	$2,726,776	$3,108,772	$62,274,272	$52,858,458

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Van Kampen UIF Equity and Income Portfolio – Class II		Wanger International
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,040	$7,293	$2,089,750	$(383,583)
Realized gains (losses)	(87,633)	6,817	187,699	16,449,277
Unrealized appreciation (depreciation) during the year	163,402	(201,063)	31,669,631	(81,393,962)

Net increase (decrease) in net assets from operations	81,809	(186,953)	33,947,080	(65,328,268)

Contract transactions:
Payments received from contract owners	-	95,411	2,314,968	11,418,924
Transfers between investment options (including GIA/MVA), net	42,149	278,839	(726,548)	(1,020,667)
Transfers for contract benefits and terminations	(124,320)	(51,844)	(10,739,224)	(14,748,725)
Contract maintenance charges	(1,589)	(1,071)	(490,488)	(389,916)
Net change to contracts in payout period	-	-	(1,634)	(841)

Net increase (decrease) in net assets resulting from contract transactions	(83,760)	321,335	(9,642,926)	(4,741,225)

Total increase (decrease) in net assets	(1,951)	134,382	24,304,154	(70,069,493)
Net assets at beginning of period	694,452	560,070	75,697,977	145,767,470

Net assets at end of period	$692,501	$694,452	$100,002,131	$75,697,977

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Wanger International Select		Wanger Select
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$161,800	$(165,335)	$(160,754)	$(265,166)
Realized gains (losses)	(1,625,329)	4,191,032	(237,038)	985,865
Unrealized appreciation (depreciation) during the year	3,764,842	(13,590,786)	6,530,712	(12,939,661)

Net increase (decrease) in net assets from operations	2,301,313	(9,565,089)	6,132,920	(12,218,962)

Contract transactions:
Payments received from contract owners	114,298	751,856	206,720	578,954
Transfers between investment options (including GIA/MVA), net	(648,186)	(4,378,105)	(206,896)	(2,011,136)
Transfers for contract benefits and terminations	(1,404,958)	(3,075,189)	(2,610,499)	(4,274,081)
Contract maintenance charges	(36,646)	(45,324)	(48,721)	(61,718)
Net change to contracts in payout period	-	-	(674)	98

Net increase (decrease) in net assets resulting from contract transactions	(1,975,492)	(6,746,762)	(2,660,070)	(5,767,883)

Total increase (decrease) in net assets	325,821	(16,311,851)	3,472,850	(17,986,845)
Net assets at beginning of period	10,006,445	26,318,296	11,105,067	29,091,912

Net assets at end of period	$10,332,266	$10,006,445	$14,577,917	$11,105,067

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Wanger USA
	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(569,542)	$(917,647)
Realized gains (losses)	512,635	11,325,328
Unrealized appreciation (depreciation) during the year	14,606,574	(43,259,283)

Net increase (decrease) in net assets from operations	14,549,667	(32,851,602)

Contract transactions:
Payments received from contract owners	719,815	1,210,186
Transfers between investment options (including GIA/MVA), net	(2,498,366)	(5,826,698)
Transfers for contract benefits and terminations	(7,631,866)	(11,216,722)
Contract maintenance charges	(102,010)	(135,238)
Net change to contracts in payout period	419	1,544

Net increase (decrease) in net assets resulting from contract transactions	(9,512,008)	(15,966,928)

Total increase (decrease) in net assets	5,037,659	(48,818,530)
Net assets at beginning of period	44,006,136	92,824,666

Net assets at end of period	$49,043,795	$44,006,136

See Notes to Financial Statements

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization

The PHL Variable Accumulation Account (the “Separate Account”), is a separate investment account of PHL Variable Insurance Company (“PHL Variable” or “the Sponsor”). PHL Variable is a Connecticut stock life insurance company and is an indirect wholly-owned subsidiary of Phoenix Life Insurance Company (“Phoenix”). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994. The Separate Account currently consists of 64 investment options that invest in shares of underlying funds. The underlying funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Alliance Bernstein® Variable Products Series (VPS) Fund, Inc., DWS Investments VIT Funds, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Rydex Variable Trust, The Sentinel Variable Products Trust, Summit Mutual Funds, Inc., The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the “Funds”).

The Separate Account may invest in the following investment options:

AIM V.I. Capital Appreciation Fund – Series I Shares
AIM V.I. Core Equity Fund – Series I Shares
AIM V.I. Mid Cap Core Equity Fund – Series I Shares
Alger Capital Appreciation Portfolio – Class 1-2 Shares (formerly Alger American Capital Appreciation Portfolio – Class O Shares)
AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B
DWS Equity 500 Index Fund VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II – Primary Shares
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Flex Cap Growth Securities Fund – Class 2
Franklin Income Securities Fund – Class 2
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares (formerly Lazard Retirement U.S. Small Cap Equity Portfolio – Service Shares)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares (formerly Lord Abbett Bond Debenture Portfolio – Class VC Shares)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares (formerly Lord Abbett Growth and Income Portfolio – Class VC Shares)
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares (formerly Lord Abbett Mid Cap Value Portfolio – Class VC Shares)
Mutual Shares Securities Fund – Class 2 (included in Franklin Templeton Variable Insurance Products Trust)
Neuberger Berman AMT Guardian Portfolio – Class S
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Oppenheimer Capital Appreciation Fund/VA – Service Shares
Oppenheimer Global Securities Fund/VA – Service Shares
Oppenheimer Main Street Small Cap Fund® /VA – Service Shares
Phoenix Capital Growth Series
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
Phoenix Dynamic Asset Allocation Series: Growth
Phoenix Dynamic Asset Allocation Series: Moderate
Phoenix Dynamic Asset Allocation Series: Moderate Growth
Phoenix Growth and Income Series
Phoenix Mid-Cap Growth Series
Phoenix Mid-Cap Value Series (formerly Phoenix-Sanford Bernstein Mid-Cap Value Series)
Phoenix Money Market Series
Phoenix Multi-Sector Fixed Income Series
Phoenix Multi-Sector Short Term Bond Series
Phoenix Small-Cap Growth Series

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization (Continued)

Phoenix Small-Cap Value Series (formerly Phoenix-Sanford Bernstein Small-Cap Value Series)
Phoenix Strategic Allocation Series
Phoenix-Aberdeen International Series
Phoenix-Duff & Phelps Real Estate Securities Series
Phoenix-Van Kampen Comstock Series
Phoenix-Van Kampen Equity 500 Index Series
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class (formerly PIMCO CommodityRealReturnTM Strategy Portfolio – Advisor Class)
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex Variable Trust All-Cap Opportunity Fund (formerly Rydex Variable Trust Sector Rotation Fund)
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
Rydex Variable Trust Nova Fund
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Summit S&P MidCap 400 Index Portfolio – Class I Shares
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund – Class 2
Templeton Global Asset Allocation Fund – Class 2
Templeton Growth Securities Fund – Class 2
Van Kampen UIF Equity and Income Portfolio – Class II
Wanger International
Wanger International Select
Wanger Select
Wanger USA

Additionally, policy owners may direct the allocation of their investments between the Separate Account, the Guaranteed Interest Account (“GIA”) and/or the Market Valuation Account (“MVA”).

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable’s other asset and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts may not be used to pay liabilities arising out of any other business PHL Variable may conduct.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

A.	Valuation of investments: Investments are made exclusively in the Funds and are valued at the reported net asset values per share of the respective investment options.

B.	Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of the identified cost of the share sold. Dividend income and gains from investments are recorded on the ex-distribution date.

C.	Income taxes: The Separate Account is not a separate entity from Phoenix, and under current federal income tax law, income arising from the Separate Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

D.	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

E.	Distributions: Distributions from the Funds are recorded by each investment option on the ex-dividend date.

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies (Continued)

F.	Security Valuation: The Separate Account utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, as determined by the respective fund manager. Investments held by the Seperate Account are Level 1 of the hierarchy.

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2009 were as follows:

Investment Option	Purchases	Sales
AIM V.I. Capital Appreciation Fund – Series I Shares	$2,795,744	$5,762,104
AIM V.I. Core Equity Fund – Series I Shares	286,881	1,733,376
AIM V.I. Mid Cap Core Equity Fund – Series I Shares	178,194	848,973
Alger Capital Appreciation Portfolio – Class I-2 Shares	61,736	2,024,944
AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B	1,277,555	593,474
AllianceBernstein VPS Wealth Appreciation Strategy Portfolio – Class B	374,134	1,449,496
DWS Equity 500 Index Fund VIP – Class A	4,208,198	8,053,528
DWS Small Cap Index VIP – Class A	559,960	327,047
Federated Fund for U.S. Government Securities II	25,249,825	55,791,975
Federated High Income Bond Fund II – Primary Shares	6,253,492	6,971,991
Fidelity® VIP Contrafund® Portfolio – Service Class	7,509,404	18,772,145
Fidelity® VIP Growth Opportunities Portfolio – Service Class	17,908,688	13,247,708
Fidelity® VIP Growth Portfolio – Service Class	1,381,111	4,478,017
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	18,329,661	12,422,266
Franklin Flex Cap Growth Securities Fund – Class 2	294,000	89,978
Franklin Income Securities Fund – Class 2	11,252,294	11,025,384
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	27,526	490,441
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	2,712,202	4,527,713
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	5,417,727	16,862,261
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	693,762	2,299,326
Mutual Shares Securities Fund – Class 2	8,099,436	12,990,680
Neuberger Berman AMT Guardian Portfolio – S Class	10,357,710	5,589,356
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	227,972	69,671
Oppenheimer Capital Appreciation Fund/VA – Service Shares	1,472,779	957,516
Oppenheimer Global Securities Fund/VA – Service Shares	1,123,768	1,520,771
Oppenheimer Main Street Small Cap Fund® /VA – Service Shares	7,070,475	5,302,961
Phoenix Capital Growth Series	1,960,676	8,962,653
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	2,029,260	1,443,182
Phoenix Dynamic Asset Allocation Series: Growth	3,021,981	3,676,049
Phoenix Dynamic Asset Allocation Series: Moderate	17,057,638	11,217,950
Phoenix Dynamic Asset Allocation Series: Moderate Growth	7,221,556	5,069,598
Phoenix Growth and Income Series	4,284,118	11,089,782
Phoenix Mid-Cap Growth Series	949,722	3,609,858
Phoenix Mid-Cap Value Series	8,471,142	12,180,250
Phoenix Money Market Series	46,913,327	77,426,668
Phoenix Multi-Sector Fixed Income Series	27,450,757	37,285,341
Phoenix Multi-Sector Short Term Bond Series	9,857,506	11,242,527
Phoenix Small-Cap Growth Series	931,433	4,080,216
Phoenix Small-Cap Value Series	1,650,459	5,157,229
Phoenix Strategic Allocation Series	2,370,255	8,275,286
Phoenix-Aberdeen International Series	31,810,223	44,337,417
Phoenix-Duff & Phelps Real Estate Securities Series	12,936,745	10,889,876
Phoenix-Van Kampen Comstock Series	1,253,967	5,761,788
Phoenix-Van Kampen Equity 500 Index Series	1,365,109	6,575,884
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	15,371,725	4,754,799
PIMCO Real Return Portfolio – Advisor Class	6,860,377	5,868,355
PIMCO Total Return Portfolio – Advisor Class	12,765,051	8,193,120
Rydex Variable Trust All-Cap opportunity Fund	28,637	442,742
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	128,967	384,680
Rydex Variable Trust Nova Fund	18,589	153,909
Sentinel Variable Products Balanced Fund	2,709,154	866,741

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments (Continued)

Investment Option	Purchases	Sales
Sentinel Variable Products Bond Fund	$15,749,117	$10,069,692
Sentinel Variable Products Common Stock Fund	30,764,535	12,325,256
Sentinel Variable Products Mid Cap Growth Fund	373,282	365,334
Sentinel Variable Products Small Company Fund	5,249,858	2,463,099
Summit S&P MidCap 400 Index Portfolio – Class I Shares	637,813	337,935
Templeton Developing Markets Securities Fund – Class 2	4,174,870	3,278,530
Templeton Foreign Securities Fund – Class 2	3,240,586	5,500,410
Templeton Global Asset Allocation Fund – Class 2	345,260	945,097
Templeton Growth Securities Fund – Class 2	8,551,094	13,034,581
Van Kampen UIF Equity and Income Portfolio – Class II	363,843	441,563
Wanger International	13,964,891	21,518,067
Wanger International Select	1,672,824	3,486,516
Wanger Select	2,415,723	5,236,547
Wanger USA	3,402,519	13,484,069

	$445,448,823	$575,635,698

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding

The changes in units outstanding were as follows:

	For period ended December 31, 2009			For period ended December 31, 2008
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AIM V.I. Capital Appreciation Fund – Series I Shares	1,949,379	(3,999,315)	(2,049,936)	2,397,957	(4,205,157)	(1,807,200)
AIM V.I. Core Equity Fund – Series I Shares	186,954	(1,946,323)	(1,759,369)	376,952	(2,343,393)	(1,966,441)
AIM V.I. Mid Cap Core Equity Fund – Series I Shares	97,372	(868,589)	(771,217)	77,714	(1,418,063)	(1,340,349)
Alger Capital Appreciation Portfolio – Class I-2 Shares	39,303	(1,403,195)	(1,363,892)	156,322	(2,398,566)	(2,242,244)
AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B	1,552,004	(713,781)	838,223	3,292,403	(382,660)	2,909,743
AllianceBernstein VPS Wealth Appreciation Strategy Portfolio – Class B	592,292	(1,953,012)	(1,360,720)	1,839,799	(479,079)	1,360,720
DWS Equity 500 Index Fund VIP – Class A	1,928,624	(4,686,922)	(2,758,298)	3,194,711	(5,636,130)	(2,441,419)
DWS Small Cap Index VIP – Class A	744,436	(407,985)	336,451	508,169	(349,861)	158,308
Federated Fund for U.S. Government Securities II	6,895,385	(21,420,419)	(14,525,034)	7,255,627	(25,140,144)	(17,884,517)
Federated High Income Bond Fund II – Primary Shares	2,390,633	(3,104,587)	(713,954)	2,061,634	(4,258,748)	(2,197,114)
Fidelity® VIP Contrafund® Portfolio – Service Class	3,587,449	(9,850,195)	(6,262,746)	4,810,916	(12,796,833)	(7,985,917)
Fidelity® VIP Growth Opportunities Portfolio – Service Class	28,622,445	(12,321,931)	16,300,514	61,705,133	(8,330,721)	53,374,412
Fidelity® VIP Growth Portfolio – Service Class	1,107,369	(3,735,926)	(2,628,557)	3,073,665	(6,425,041)	(3,351,376)
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	13,364,647	(11,218,449)	2,146,198	29,830,608	(8,020,229)	21,810,379
Franklin Flex Cap Growth Securities Fund – Class 2	340,950	(106,728)	234,222	374,091	(142,663)	231,428
Franklin Income Securities Fund – Class 2	9,834,580	(13,282,668)	(3,448,088)	33,933,688	(18,547,110)	15,386,578
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	39,560	(582,011)	(542,451)	181,796	(950,532)	(768,736)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	2,130,971	(4,233,444)	(2,102,473)	1,742,401	(5,955,054)	(4,212,653)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	6,476,981	(21,331,521)	(14,854,540)	11,662,612	(22,919,022)	(11,256,410)
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	970,673	(3,138,972)	(2,168,299)	1,182,628	(4,918,102)	(3,735,474)
Mutual Shares Securities Fund – Class 2	8,784,816	(9,073,383)	(288,567)	29,295,362	(11,673,337)	17,622,025
Neuberger Berman AMT Guardian Portfolio – S Class	15,707,572	(7,063,349)	8,644,223	46,160,946	(5,781,491)	40,379,455
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	378,605	(109,820)	268,785	224,968	(183,380)	41,588
Oppenheimer Capital Appreciation Fund/VA – Service Shares	2,289,765	(1,329,402)	960,363	382,061	(392,522)	(10,461)
Oppenheimer Global Securities Fund/VA – Service Shares	1,458,865	(2,233,518)	(774,653)	2,768,512	(1,495,019)	1,273,493
Oppenheimer Main Street Small Cap Fund® /VA – Service Shares	13,139,829	(7,526,562)	5,613,267	32,437,402	(3,722,618)	28,714,784
Phoenix Capital Growth Series	1,871,629	(9,792,439)	(7,920,810)	2,257,598	(13,670,436)	(11,412,838)
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	2,342,899	(1,714,559)	628,340	3,821,760	(3,788,522)	33,238
Phoenix Dynamic Asset Allocation Series: Growth	3,281,155	(4,250,693)	(969,538)	8,825,340	(5,128,297)	3,697,043
Phoenix Dynamic Asset Allocation Series: Moderate	18,163,533	(12,109,404)	6,054,129	19,243,519	(5,972,784)	13,270,735
Phoenix Dynamic Asset Allocation Series: Moderate Growth	7,901,165	(5,599,137)	2,302,028	12,146,140	(4,589,395)	7,556,745
Phoenix Growth and Income Series	2,479,616	(7,243,582)	(4,763,966)	2,042,254	(9,584,918)	(7,542,664)
Phoenix Mid-Cap Growth Series	903,879	(3,049,193)	(2,145,314)	1,888,217	(6,039,181)	(4,150,964)
Phoenix Mid-Cap Value Series	10,541,624	(6,657,340)	3,884,284	28,485,682	(6,464,209)	22,021,473
Phoenix Money Market Series	28,437,204	(41,996,444)	(13,559,240)	67,170,852	(48,935,664)	18,235,188
Phoenix Multi-Sector Fixed Income Series	16,266,494	(17,776,109)	(1,509,615)	36,489,102	(15,428,353)	21,060,749
Phoenix Multi-Sector Short Term Bond Series	7,457,584	(9,839,944)	(2,382,360)	5,820,367	(12,206,189)	(6,385,822)
Phoenix Small-Cap Growth Series	455,782	(1,708,293)	(1,252,511)	1,020,394	(2,238,609)	(1,218,215)
Phoenix Small-Cap Value Series	883,172	(2,263,628)	(1,380,456)	2,887,835	(4,295,415)	(1,407,580)
Phoenix Strategic Allocation Series	679,414	(4,301,916)	(3,622,502)	1,014,406	(7,433,921)	(6,419,515)
Phoenix-Aberdeen International Series	31,002,260	(22,969,666)	8,032,594	77,856,514	(19,699,829)	58,156,685
Phoenix-Duff & Phelps Real Estate Securities Series	15,375,676	(5,476,987)	9,898,689	24,526,537	(5,721,304)	18,805,233
Phoenix-Van Kampen Comstock Series	779,647	(3,641,662)	(2,862,015)	970,764	(5,418,834)	(4,448,070)
Phoenix-Van Kampen Equity 500 Index Series	587,648	(4,729,731)	(4,142,083)	783,654	(5,843,652)	(5,059,998)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	15,345,725	(5,765,906)	9,579,819	34,542,683	(19,589,486)	14,953,197

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding (Continued)

	For period ended December 31, 2009			For period ended December 31, 2008
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO Real Return Portfolio – Advisor Class	5,780,754	(5,173,179)	607,575	17,573,578	(14,068,239)	3,505,339
PIMCO Total Return Portfolio – Advisor Class	9,580,861	(6,568,594)	3,012,267	10,391,392	(4,674,901)	5,716,491
Rydex Variable Trust All-Cap Opportunity Fund	23,867	(376,475)	(352,608)	50,296	(1,039,194)	(988,898)
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	187,293	(538,371)	(351,078)	90,316	(930,929)	(840,613)
Rydex Variable Trust Nova Fund	16,423	(183,161)	(166,738)	27,152	(285,344)	(258,192)
Sentinel Variable Products Balanced Fund	3,114,540	(1,074,192)	2,040,348	1,078,735	(572,384)	506,351
Sentinel Variable Products Bond Fund	11,188,239	(8,614,510)	2,573,729	36,143,531	(9,626,534)	26,516,997
Sentinel Variable Products Common Stock Fund	44,631,529	(14,966,358)	29,665,171	113,445,609	(7,850,660)	105,594,949
Sentinel Variable Products Mid Cap Growth Fund	607,004	(575,684)	31,320	4,450,843	(4,047,943)	402,900
Sentinel Variable Products Small Company Fund	7,953,722	(3,255,441)	4,698,281	16,180,820	(1,360,062)	14,820,758
Summit S&P MidCap 400 Index Portfolio – Class I Shares	902,564	(425,881)	476,683	521,013	(390,139)	130,874
Templeton Developing Markets Securities Fund – Class 2	2,888,867	(2,496,031)	392,836	2,773,138	(5,587,425)	(2,814,287)
Templeton Foreign Securities Fund – Class 2	1,057,777	(2,695,312)	(1,637,535)	1,179,414	(4,649,548)	(3,470,134)
Templeton Global Asset Allocation Fund – Class 2	10,377	(520,139)	(509,762)	14,385	(290,927)	(276,542)
Templeton Growth Securities Fund – Class 2	9,941,252	(11,307,646)	(1,366,394)	31,429,897	(9,735,868)	21,694,029
Van Kampen UIF Equity and Income Portfolio – Class II	401,126	(561,656)	(160,530)	475,937	(139,493)	336,444
Wanger International	8,390,051	(8,586,295)	(196,244)	19,085,299	(7,156,588)	11,928,711
Wanger International Select	669,113	(1,557,294)	(888,181)	1,581,425	(3,222,951)	(1,641,526)
Wanger Select	1,139,364	(2,290,831)	(1,151,467)	1,275,680	(2,609,353)	(1,333,673)
Wanger USA	1,535,050	(5,614,012)	(4,078,962)	1,193,296	(6,072,846)	(4,879,550)

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net investment income ratios, and the expense ratios, excluding expenses of the underlying funds, for each of the 5 years in the period ended December 31, 2009, follows:

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

AIM V.I. Capital Appreciation Fund – Series I Shares
2009	23,017	0.69	to	1.77	38,816	0.64%	0.90%	to	1.95%	18.72%	to	19.99%
2008	25,067	0.58	to	1.48	35,192	-	0.90%	to	1.95%	(43.62%)	to	(35.51%)
2007	26,874	1.01	to	2.60	66,230	-	0.90%	to	1.95%	(2.38%)	to	11.00%
2006	27,149	1.15	to	2.35	60,601	0.07%	0.90%	to	1.95%	3.31%	to	5.35%
2005	20,907	1.10	to	2.24	44,483	0.08%	0.90%	to	1.95%	4.23%	to	7.86%
AIM V.I. Core Equity Fund – Series I Shares
2009	8,396	0.99	to	1.03	8,502	1.78%	0.90%	to	1.95%	14.52%	to	27.14%
2008	10,155	0.78	to	0.81	8,118	2.04%	0.90%	to	1.95%	(31.50%)	to	(30.77%)
2007	12,122	1.15	to	1.17	14,048	1.05%	0.90%	to	1.95%	6.00%	to	7.14%
2006[11]	14,232	1.08	to	1.09	15,458	0.81%	0.90%	to	1.95%	7.73%	to	8.50%
2005	-	-	to	-	-	-	-	to	-	-	to	-
AIM V.I. Mid Cap Core Equity Fund – Series I Shares
2009	3,239	1.12	to	1.19	3,761	1.31%	0.50%	to	1.95%	7.53%	to	29.04%
2008	4,010	0.88	to	0.93	3,623	1.41%	0.50%	to	1.95%	(29.91%)	to	(5.16%)
2007	5,350	1.26	to	1.31	6,853	0.20%	0.50%	to	1.95%	7.40%	to	11.30%
2006	6,924	1.17	to	1.21	8,201	0.88%	0.50%	to	1.95%	9.08%	to	10.69%
2005	8,548	1.07	to	1.09	9,222	0.52%	0.50%	to	1.95%	5.53%	to	7.08%
Alger Capital Appreciation Portfolio – Class I-2 Shares
2009	3,838	1.60	to	2.73	7,000	-	0.90%	to	1.95%	48.16%	to	49.74%
2008	5,202	1.08	to	1.83	6,339	-	0.90%	to	1.95%	(46.21%)	to	(45.63%)
2007	7,444	1.99	to	3.37	16,676	-	0.90%	to	1.95%	30.92%	to	32.33%
2006	9,640	1.51	to	2.55	16,453	-	0.90%	to	1.95%	12.55%	to	18.19%
2005	12,124	1.29	to	2.16	17,219	-	0.90%	to	1.95%	0.18%	to	13.42%
AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Class B
2009	3,748	0.91	to	0.92	3,427	0.79%	0.90%	to	1.80%	(2.91%)	to	27.97%
2008[22]	2,910	0.75	to	0.75	2,170	2.77%	0.90%	to	1.80%	(29.46%)	to	(5.03%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
AllianceBernstein VPS Wealth Appreciation Strategy Portfolio – Class B
2009	-	-	to	-	-	26.09%	0.90%	to	1.75%	23.59%	to	24.37%
2008[21]	1,361	0.64	to	0.64	869	86.00%	0.90%	to	1.75%	(40.38%)	to	(1.21%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

DWS Equity 500 Index Fund VIP – Class A
2009	27,298	0.75	to	2.20	53,545	2.85%	0.90%	to	2.25%	(13.55%)	to	25.19%
2008	30,057	0.60	to	1.76	47,286	2.47%	0.90%	to	2.25%	(38.57%)	to	(29.73%)
2007	32,498	0.97	to	2.83	82,484	1.52%	0.90%	to	2.25%	(0.14%)	to	4.34%
2006	32,362	1.18	to	2.71	79,149	1.17%	0.90%	to	2.25%	(2.51%)	to	14.49%
2005	25,950	1.04	to	2.37	56,171	1.42%	0.90%	to	2.25%	0.27%	to	5.20%
DWS Small Cap Index VIP – Class A
2009	495	0.91	to	0.92	452	2.42%	0.90%	to	1.65%	9.49%	to	40.55%
2008[24]	158	0.73	to	0.73	116	-	1.10%	to	1.60%	(46.58%)	to	(3.63%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Federated Fund for U.S. Government Securities II
2009	60,265	1.11	to	3.15	153,297	5.24%	0.50%	to	1.95%	(0.75%)	to	4.26%
2008	74,790	1.07	to	3.02	184,073	5.02%	0.50%	to	1.95%	2.25%	to	3.76%
2007	92,674	1.04	to	2.92	220,849	4.38%	0.50%	to	1.95%	0.33%	to	5.75%
2006	91,224	1.02	to	2.77	209,018	3.86%	0.50%	to	1.95%	0.14%	to	3.62%
2005	72,223	0.99	to	2.69	165,069	3.68%	0.50%	to	1.95%	(0.93%)	to	1.52%
Federated High Income Bond Fund II – Primary Shares
2009	4,946	1.08	to	3.60	14,461	10.28%	0.75%	to	1.95%	1.15%	to	51.70%
2008	5,659	0.72	to	2.37	11,022	10.63%	0.75%	to	1.95%	(27.44%)	to	(15.62%)
2007	7,857	0.98	to	3.23	21,296	8.30%	0.75%	to	1.95%	(1.09%)	to	2.65%
2006	8,838	1.12	to	3.14	23,709	8.64%	0.75%	to	1.95%	0.13%	to	9.98%
2005	9,388	1.03	to	2.86	23,182	8.58%	0.75%	to	1.95%	0.66%	to	1.89%
Fidelity® VIP Contrafund® Portfolio – Service Class
2009	21,461	0.82	to	3.01	50,108	1.24%	0.90%	to	1.95%	26.17%	to	34.44%
2008	27,724	0.61	to	2.24	48,279	0.80%	0.90%	to	1.95%	(43.73%)	to	(36.87%)
2007	35,710	1.08	to	3.95	113,863	0.83%	0.90%	to	1.95%	(0.67%)	to	16.45%
2006	35,546	1.24	to	3.40	100,303	1.13%	0.90%	to	1.95%	0.31%	to	10.59%
2005	33,122	1.13	to	3.08	84,975	0.17%	0.90%	to	1.95%	8.64%	to	15.80%
Fidelity® VIP Growth Opportunities Portfolio – Service Class
2009	113,566	0.70	to	1.86	118,283	0.39%	0.90%	to	1.95%	2.00%	to	44.41%
2008	97,266	0.49	to	1.29	75,492	0.48%	0.90%	to	1.95%	(55.94%)	to	(52.58%)
2007	43,891	1.10	to	2.91	101,935	-	0.90%	to	1.95%	10.35%	to	21.93%
2006	19,629	1.12	to	2.39	42,654	0.39%	0.90%	to	1.95%	(0.42%)	to	4.36%
2005	8,065	1.08	to	2.30	16,245	0.52%	0.90%	to	1.95%	4.93%	to	8.77%

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Fidelity® VIP Growth Portfolio – Service Class
2009	13,229	0.76	to	2.43	19,577	0.33%	0.50%	to	1.95%	5.18%	to	27.19%
2008	15,858	0.60	to	1.94	18,242	0.69%	0.50%	to	1.95%	(48.26%)	to	(6.52%)
2007	19,209	1.16	to	3.70	41,309	0.62%	0.50%	to	1.95%	(2.64%)	to	26.23%
2006	20,603	1.12	to	2.93	36,134	0.29%	0.50%	to	1.95%	3.75%	to	6.20%
2005	24,590	1.07	to	2.76	40,518	0.38%	0.50%	to	1.95%	2.56%	to	5.34%
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
2009	50,055	1.10	to	1.14	55,900	8.45%	0.90%	to	1.95%	0.26%	to	14.63%
2008	47,909	0.97	to	0.99	46,922	3.15%	0.90%	to	1.95%	(5.08%)	to	(3.33%)
2007[18]	26,098	1.02	to	1.04	26,891	0.20%	0.90%	to	1.80%	0.71%	to	3.67%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Franklin Flex Cap Growth Securities Fund – Class 2
2009	466	0.95	to	0.96	442	-	1.10%	to	1.80%	7.52%	to	31.51%
2008[23]	231	0.73	to	0.73	168	0.07%	1.10%	to	1.65%	(32.37%)	to	10.65%
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Franklin Income Securities Fund – Class 2
2009	56,584	0.89	to	1.07	55,068	8.18%	0.90%	to	1.95%	9.53%	to	37.94%
2008	60,032	0.66	to	0.80	44,070	5.55%	0.90%	to	1.95%	(31.03%)	to	(30.29%)
2007	44,645	0.96	to	1.14	49,235	2.99%	0.90%	to	1.95%	0.17%	to	2.82%
2006[16]	8,119	1.04	to	1.11	8,983	0.68%	0.90%	to	1.95%	3.11%	to	12.87%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2009	1,274	1.05	to	1.10	1,378	-	0.90%	to	1.95%	49.71%	to	51.31%
2008	1,817	0.70	to	0.73	1,303	-	0.90%	to	1.95%	(37.71%)	to	(10.10%)
2007	2,585	1.13	to	1.16	2,961	-	0.90%	to	1.95%	(9.02%)	to	(8.04%)
2006	3,521	1.24	to	1.26	4,403	-	0.90%	to	1.95%	13.81%	to	15.03%
2005[5]	5,103	1.09	to	1.10	5,571	-	0.90%	to	1.95%	1.74%	to	12.13%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2009	7,293	1.08	to	1.27	9,023	6.69%	0.90%	to	1.95%	0.62%	to	33.10%
2008	9,395	0.82	to	0.95	8,789	5.30%	0.90%	to	1.95%	(19.14%)	to	(11.57%)
2007	13,608	1.00	to	1.17	15,669	5.95%	0.90%	to	1.95%	(0.44%)	to	5.23%
2006	14,611	1.09	to	1.11	16,072	6.00%	0.90%	to	1.95%	0.62%	to	8.35%
2005[6]	15,079	1.02	to	1.02	15,385	7.32%	0.90%	to	1.95%	(0.01%)	to	4.69%

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2009	106,072	0.71	to	0.93	96,292	0.99%	0.90%	to	1.95%	16.58%	to	17.83%
2008	120,927	0.61	to	0.79	93,533	1.48%	0.90%	to	1.95%	(37.66%)	to	(13.11%)
2007	132,183	0.97	to	1.25	163,065	1.35%	0.90%	to	1.95%	1.13%	to	3.47%
2006	106,571	1.20	to	1.22	129,362	1.36%	0.90%	to	1.95%	4.41%	to	16.22%
2005[4]	91,874	1.04	to	1.05	96,321	1.57%	0.90%	to	1.95%	2.04%	to	8.58%
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
2009	7,721	0.67	to	0.91	6,794	0.47%	0.90%	to	1.95%	24.15%	to	25.48%
2008	9,889	0.53	to	0.72	6,986	1.11%	0.90%	to	1.95%	(40.54%)	to	(27.12%)
2007	13,625	0.89	to	1.20	16,172	0.40%	0.90%	to	1.95%	(7.61%)	to	(0.33%)
2006	16,132	1.18	to	1.21	19,312	0.46%	0.90%	to	1.95%	(0.35%)	to	11.22%
2005[4]	19,997	1.07	to	1.09	21,620	0.67%	0.90%	to	1.95%	(0.79%)	to	13.48%
Mutual Shares Securities Fund – Class 2
2009	53,340	0.73	to	2.96	66,239	1.94%	0.90%	to	1.95%	(10.16%)	to	24.91%
2008	53,629	0.59	to	2.37	58,111	3.17%	0.90%	to	1.95%	(38.34%)	to	(37.67%)
2007	36,007	0.94	to	3.81	83,298	1.35%	0.90%	to	1.95%	(1.65%)	to	2.54%
2006	19,109	1.25	to	3.71	53,592	1.24%	0.90%	to	1.95%	0.44%	to	17.32%
2005	13,894	1.08	to	3.16	35,252	0.84%	0.90%	to	1.95%	5.11%	to	9.56%
Neuberger Berman AMT Guardian Portfolio – S Class
2009	75,214	0.77	to	0.90	61,150	1.03%	0.90%	to	1.95%	3.02%	to	28.34%
2008	66,570	0.61	to	0.70	42,640	0.66%	0.90%	to	1.95%	(38.49%)	to	(25.99%)
2007	26,191	0.98	to	1.12	28,314	0.46%	0.90%	to	1.80%	0.12%	to	7.33%
2006[16]	506	1.04	to	1.06	534	1.29%	0.90%	to	1.65%	4.35%	to	15.67%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
2009	370	0.68	to	0.73	256	-	0.90%	to	1.80%	(5.76%)	to	41.52%
2008	102	0.56	to	0.60	58	-	0.90%	to	1.80%	(40.56%)	to	0.73%
2007	60	0.95	to	1.01	57	-	0.90%	to	1.80%	(7.36%)	to	(0.39%)
2006[16]	38	0.96	to	0.97	37	-	0.90%	to	1.80%	(4.34%)	to	3.54%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Oppenheimer Capital Appreciation Fund/VA – Service Shares
2009	1,718	0.79	to	0.88	1,491	0.01%	0.90%	to	1.80%	(5.74%)	to	42.86%
2008	757	0.56	to	0.62	461	-	0.90%	to	1.80%	(46.64%)	to	(17.30%)
2007	768	1.13	to	1.16	877	0.01%	0.90%	to	1.80%	8.47%	to	12.83%
2006[17]	369	1.01	to	1.03	375	-	0.90%	to	1.80%	1.62%	to	12.46%
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Oppenheimer Global Securities Fund/VA – Service Shares
2009	2,567	0.79	to	0.92	2,275	1.84%	0.90%	to	1.95%	36.64%	to	38.10%
2008	3,342	0.57	to	0.66	2,164	1.23%	0.90%	to	1.95%	(41.50%)	to	(11.77%)
2007	2,068	0.97	to	1.12	2,284	0.94%	0.90%	to	1.95%	(4.89%)	to	5.12%
2006[12]	1,094	1.06	to	1.07	1,162	-	0.90%	to	1.95%	4.31%	to	14.51%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Oppenheimer Main Street Small Cap Fund® /VA – Service Shares
2009	55,748	0.74	to	0.83	42,678	0.61%	0.90%	to	1.95%	5.45%	to	35.65%
2008	50,135	0.55	to	0.62	28,559	0.21%	0.90%	to	1.95%	(39.12%)	to	(28.17%)
2007	21,420	0.89	to	1.01	20,465	0.03%	0.90%	to	1.80%	(7.27%)	to	(2.28%)
2006[15]	423	0.99	to	1.04	423	-	0.90%	to	1.80%	(2.92%)	to	12.11%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Capital Growth Series
2009	40,612	0.76	to	1.68	43,921	0.84%	0.90%	to	1.95%	27.40%	to	28.76%
2008	48,533	0.59	to	1.31	40,764	0.03%	0.90%	to	1.95%	(41.94%)	to	10.12%
2007	59,946	1.11	to	2.24	85,557	0.25%	0.90%	to	1.95%	8.58%	to	9.75%
2006	74,964	1.02	to	2.04	97,738	0.24%	0.90%	to	1.95%	1.21%	to	8.04%
2005	70,294	1.01	to	2.00	86,963	0.06%	0.90%	to	1.95%	1.70%	to	2.78%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
2009	16,359	0.76	to	0.93	14,440	1.91%	0.90%	to	1.80%	25.21%	to	26.36%
2008	15,730	0.60	to	0.73	11,003	1.54%	0.90%	to	1.80%	(39.37%)	to	(31.94%)
2007	15,697	0.99	to	1.20	18,345	1.58%	0.90%	to	1.80%	(1.91%)	to	7.47%
2006[8]	8,086	1.11	to	1.12	8,997	2.36%	0.90%	to	1.80%	1.29%	to	14.96%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Dynamic Asset Allocation Series: Growth
2009	25,283	0.82	to	0.97	23,185	1.98%	0.90%	to	1.95%	3.06%	to	33.13%
2008	26,253	0.67	to	0.79	19,722	2.07%	0.90%	to	1.80%	(33.40%)	to	(32.79%)
2007	22,556	1.00	to	1.17	25,711	2.22%	0.90%	to	1.80%	4.03%	to	7.68%
2006[10]	7,937	1.04	to	1.09	8,616	1.94%	0.90%	to	1.80%	0.83%	to	10.56%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Dynamic Asset Allocation Series: Moderate
2009	24,833	0.95	to	1.05	25,140	2.51%	0.90%	to	1.95%	10.48%	to	11.66%
2008	18,779	0.85	to	0.94	17,197	3.24%	0.90%	to	1.95%	(17.44%)	to	(1.23%)
2007	5,508	1.03	to	1.12	6,089	3.47%	0.90%	to	1.95%	(0.43%)	to	7.00%
2006[9]	2,949	1.03	to	1.05	3,075	4.46%	0.90%	to	1.95%	0.05%	to	6.87%
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix Dynamic Asset Allocation Series: Moderate Growth
2009	22,561	0.87	to	1.01	21,793	2.27%	0.90%	to	1.95%	(7.91%)	to	17.59%
2008	20,259	0.74	to	0.86	16,786	2.68%	0.90%	to	1.95%	(26.94%)	to	(5.10%)
2007	12,702	1.01	to	1.16	14,429	2.54%	0.90%	to	1.95%	(2.09%)	to	7.52%
2006[7]	6,417	1.04	to	1.08	6,886	3.72%	0.90%	to	1.95%	2.55%	to	10.27%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Growth and Income Series
2009	30,954	0.76	to	2.73	58,431	1.59%	0.75%	to	1.95%	21.09%	to	33.94%
2008	35,718	0.63	to	2.23	54,789	1.30%	0.75%	to	1.95%	(36.20%)	to	(27.72%)
2007	43,261	0.98	to	3.45	102,198	0.94%	0.75%	to	1.95%	(2.83%)	to	5.85%
2006	49,152	1.19	to	3.26	108,401	1.15%	0.75%	to	1.95%	2.98%	to	16.31%
2005	48,900	1.03	to	2.80	90,058	1.08%	0.75%	to	1.95%	(0.36%)	to	4.55%
Phoenix Mid-Cap Growth Series
2009	10,752	0.78	to	1.94	14,807	-	0.90%	to	1.95%	27.79%	to	29.16%
2008	12,898	0.61	to	1.50	13,898	-	0.90%	to	1.95%	(44.57%)	to	(43.98%)
2007	17,049	1.09	to	2.69	32,697	-	0.90%	to	1.95%	(3.16%)	to	20.70%
2006	22,323	1.07	to	2.23	36,076	-	0.90%	to	1.95%	(1.37%)	to	3.20%
2005	12,410	1.05	to	2.16	20,151	-	0.90%	to	1.95%	(0.87%)	to	3.24%
Phoenix Mid-Cap Value Series
2009	52,323	0.73	to	4.65	74,079	0.85%	0.50%	to	1.95%	3.93%	to	31.44%
2008	48,439	0.56	to	3.55	59,955	0.17%	0.50%	to	1.95%	(38.75%)	to	(35.77%)
2007	26,418	0.88	to	5.57	81,392	0.14%	0.50%	to	1.95%	(5.76%)	to	2.51%
2006	19,888	1.20	to	5.53	71,158	0.42%	0.50%	to	1.95%	6.75%	to	14.34%
2005	20,477	1.06	to	4.87	65,289	0.11%	0.50%	to	1.95%	(1.55%)	to	7.19%
Phoenix Money Market Series
2009	46,589	1.02	to	2.42	78,293	0.06%	0.50%	to	1.95%	(1.89%)	to	(0.01%)
2008	60,148	1.03	to	2.44	108,806	2.17%	0.75%	to	1.95%	0.01%	to	1.48%
2007	41,913	1.02	to	2.41	81,064	4.77%	0.75%	to	1.95%	0.11%	to	4.09%
2006	37,587	1.02	to	2.32	69,317	4.35%	0.75%	to	1.95%	0.00%*	to	3.63%
2005	31,115	1.00	to	2.24	56,230	2.53%	0.75%	to	1.95%	0.00%*	to	1.81%
Phoenix Multi-Sector Fixed Income Series
2009	71,389	1.12	to	3.71	133,018	7.10%	0.50%	to	1.95%	0.59%	to	39.09%
2008	72,899	0.81	to	2.67	109,435	7.75%	0.50%	to	1.95%	(19.53%)	to	(18.34%)
2007	51,838	1.00	to	3.29	124,807	5.71%	0.50%	to	1.95%	1.68%	to	3.19%
2006	43,905	1.06	to	3.20	111,464	5.34%	0.50%	to	1.95%	(0.42%)	to	6.31%
2005	46,104	1.01	to	3.02	109,741	4.82%	0.50%	to	1.95%	(0.40%)	to	1.28%

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix Multi-Sector Short Term Bond Series
2009	17,186	1.15	to	1.33	22,036	7.01%	0.90%	to	1.95%	29.50%	to	30.89%
2008	19,568	0.88	to	1.02	19,298	5.47%	0.90%	to	1.95%	(13.08%)	to	(7.30%)
2007	25,954	1.01	to	1.16	29,323	5.08%	0.90%	to	1.95%	(0.16%)	to	3.05%
2006	29,621	1.05	to	1.13	32,637	4.51%	0.90%	to	1.95%	3.66%	to	4.77%
2005	32,571	1.01	to	1.07	34,440	3.73%	0.90%	to	1.95%	(0.87%)	to	0.45%
Phoenix Small-Cap Growth Series
2009	4,724	0.69	to	3.19	13,994	-	0.90%	to	1.95%	20.00%	to	21.29%
2008	5,977	0.57	to	2.63	14,652	-	0.90%	to	1.95%	(46.00%)	to	(45.42%)
2007	7,195	1.06	to	4.83	33,407	-	0.75%	to	1.95%	(4.53%)	to	15.05%
2006	8,834	1.36	to	4.22	35,811	0.02%	0.75%	to	1.95%	10.22%	to	18.56%
2005	4,478	1.16	to	3.56	15,539	-	0.75%	to	1.95%	(2.25%)	to	16.43%
Phoenix Small-Cap Value Series
2009	7,802	0.64	to	3.43	21,415	0.46%	0.90%	to	1.95%	18.54%	to	19.81%
2008	9,182	0.54	to	2.87	21,404	0.08%	0.90%	to	1.95%	(39.12%)	to	(38.47%)
2007	10,590	0.88	to	4.66	41,422	-	0.90%	to	1.95%	(9.58%)	to	1.07%
2006	11,112	1.23	to	4.80	45,913	0.23%	0.90%	to	1.95%	9.44%	to	15.70%
2005	10,407	1.07	to	4.15	38,467	-	0.90%	to	1.95%	0.56%	to	6.50%
Phoenix Strategic Allocation Series
2009	16,110	0.90	to	2.77	34,589	3.58%	0.75%	to	1.95%	22.09%	to	23.58%
2008	19,732	0.73	to	2.24	34,613	2.88%	0.75%	to	1.95%	(26.90%)	to	(18.60%)
2007	26,152	1.00	to	3.03	63,031	2.53%	0.75%	to	1.95%	(1.25%)	to	5.19%
2006	32,980	1.27	to	2.88	76,077	2.50%	0.75%	to	1.95%	10.50%	to	11.85%
2005	44,235	1.14	to	2.58	91,736	2.28%	0.75%	to	1.95%	(1.80%)	to	1.03%
Phoenix-Aberdeen International Series
2009	158,725	0.87	to	3.77	284,856	3.24%	0.50%	to	1.95%	1.47%	to	38.61%
2008	150,692	0.63	to	3.16	217,411	2.09%	0.50%	to	1.95%	(40.36%)	to	(39.29%)
2007	92,535	1.05	to	5.21	316,871	1.68%	0.50%	to	1.95%	5.66%	to	14.37%
2006	74,181	1.49	to	4.56	245,476	2.59%	0.50%	to	1.95%	0.55%	to	26.74%
2005	28,619	1.19	to	3.59	63,545	4.47%	0.50%	to	1.95%	6.72%	to	17.98%
Phoenix-Duff & Phelps Real Estate Securities Series
2009	48,318	0.69	to	6.18	74,937	3.69%	0.50%	to	1.95%	(12.95%)	to	27.95%
2008	38,420	0.54	to	4.83	56,526	1.56%	0.50%	to	1.95%	(43.55%)	to	(37.20%)
2007	19,614	0.87	to	7.73	82,754	1.27%	0.50%	to	1.95%	(17.36%)	to	(1.65%)
2006	17,101	1.48	to	9.25	110,320	1.34%	0.50%	to	1.95%	9.68%	to	36.38%
2005	15,797	1.10	to	6.81	76,155	1.74%	0.50%	to	1.95%	0.03%	to	14.52%

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix-Van Kampen Comstock Series
2009	8,784	0.73	to	2.77	17,828	2.07%	0.50%	to	1.95%	4.28%	to	29.00%
2008	11,646	0.57	to	2.15	18,338	1.69%	0.50%	to	1.95%	(36.98%)	to	(15.29%)
2007	16,095	0.89	to	3.38	40,472	1.50%	0.50%	to	1.95%	(6.46%)	to	7.62%
2006	19,855	1.25	to	3.49	51,685	1.64%	0.50%	to	1.95%	10.13%	to	20.30%
2005	24,577	1.24	to	2.91	53,686	1.10%	0.50%	to	1.95%	(1.86%)	to	4.90%
Phoenix-Van Kampen Equity 500 Index Series
2009	18,073	0.74	to	1.93	28,013	2.32%	0.90%	to	2.25%	18.45%	to	25.09%
2008	22,215	0.60	to	1.55	27,730	1.61%	0.90%	to	2.25%	(38.72%)	to	(27.57%)
2007	27,275	0.96	to	2.50	55,307	1.27%	0.90%	to	2.25%	(3.16%)	to	5.71%
2006	32,875	1.17	to	2.41	64,412	1.34%	0.90%	to	2.25%	3.06%	to	13.19%
2005	28,548	1.22	to	2.13	49,041	1.22%	0.90%	to	2.25%	(4.47%)	to	2.76%
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2009	42,223	0.87	to	0.94	37,865	5.94%	0.90%	to	1.95%	(0.28%)	to	40.34%
2008	32,643	0.63	to	0.67	20,955	4.53%	0.90%	to	1.95%	(53.91%)	to	(44.36%)
2007	17,690	1.14	to	1.21	20,489	7.30%	0.90%	to	1.95%	8.44%	to	22.03%
2006[12]	481	0.95	to	1.00	461	15.20%	0.90%	to	1.80%	(7.64%)	to	(3.51%)
2005	-	-	to	-	-	-	-	to	-	-	to	-
PIMCO Real Return Portfolio – Advisor Class
2009	5,808	1.15	to	1.20	6,825	3.01%	0.90%	to	1.95%	(0.27%)	to	17.18%
2008	5,200	0.99	to	1.03	5,259	3.38%	0.90%	to	1.95%	(14.79%)	to	(6.07%)
2007	1,695	1.08	to	1.11	1,868	4.53%	0.90%	to	1.80%	(0.17%)	to	10.49%
2006[15]	522	1.00	to	1.02	530	4.51%	1.10%	to	1.80%	(1.72%)	to	2.65%
2005	-	-	to	-	-	-	-	to	-	-	to	-
PIMCO Total Return Portfolio – Advisor Class
2009	13,875	1.24	to	1.31	17,713	5.14%	0.90%	to	1.95%	2.60%	to	12.90%
2008	10,863	1.10	to	1.16	12,367	4.35%	0.90%	to	1.80%	(0.08%)	to	3.75%
2007	5,146	1.07	to	1.11	5,684	4.71%	0.90%	to	1.85%	(0.72%)	to	7.65%
2006[13]	5,355	1.01	to	1.04	5,526	4.56%	0.90%	to	1.85%	(1.22%)	to	4.15%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Rydex Variable Trust All-Cap Opportunity Fund
2009	997	1.30	to	1.42	1,372	0.09%	0.90%	to	1.95%	24.82%	to	26.15%
2008	1,350	1.04	to	1.13	1,480	-	0.90%	to	1.95%	(47.83%)	to	(41.27%)
2007	2,339	1.78	to	1.92	4,392	-	0.90%	to	1.95%	4.16%	to	21.64%
2006	3,541	1.22	to	1.58	5,490	-	0.90%	to	1.95%	(0.47%)	to	10.39%
2005	5,931	1.35	to	1.43	8,350	-	0.90%	to	1.95%	11.50%	to	12.69%

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Rydex Variable Trust Inverse Government Long Bond Strategy Fund
2009	2,124	0.62	to	0.73	1,490	-	0.90%	to	1.95%	13.01%	to	18.34%
2008	2,475	0.53	to	0.61	1,474	0.41%	0.90%	to	1.95%	(31.57%)	to	(30.84%)
2007	3,315	0.77	to	0.89	2,870	3.77%	0.90%	to	1.95%	(6.38%)	to	3.57%
2006	5,007	0.82	to	0.94	4,597	3.12%	0.90%	to	1.95%	6.01%	to	7.14%
2005	8,410	0.77	to	0.88	7,228	-	0.90%	to	1.95%	(7.08%)	to	(6.09%)
Rydex Variable Trust Nova Fund
2009	874	0.95	to	1.02	863	0.95%	0.90%	to	1.95%	21.50%	to	34.29%
2008	1,041	0.72	to	0.76	769	0.34%	0.90%	to	1.95%	(55.36%)	to	(31.34%)
2007	1,299	1.61	to	1.69	2,140	1.16%	0.90%	to	1.95%	(0.85%)	to	0.21%
2006	1,853	1.62	to	1.68	3,056	0.93%	0.90%	to	1.95%	0.95%	to	18.20%
2005	3,727	1.35	to	1.43	5,223	0.37%	0.90%	to	1.95%	1.95%	to	6.03%
Sentinel Variable Products Balanced Fund
2009	2,842	0.91	to	0.92	2,600	5.45%	0.90%	to	1.80%	(2.91%)	to	39.91%
2008	802	0.76	to	0.77	612	3.03%	0.90%	to	1.80%	(25.00%)	to	1.87%
2007[21]	296	1.02	to	1.02	301	11.05%	1.10%	to	1.38%	(2.99%)	to	(1.98%)
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Bond Fund
2009	33,589	1.12	to	1.15	38,293	4.95%	0.90%	to	1.95%	0.19%	to	10.08%
2008	31,015	1.03	to	1.05	32,264	5.70%	0.90%	to	1.95%	0.23%	to	2.47%
2007[19]	4,498	1.02	to	1.02	4,587	28.15%	0.90%	to	1.80%	1.33%	to	3.07%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Common Stock Fund
2009	154,234	0.84	to	0.86	131,290	1.60%	0.90%	to	1.95%	2.87%	to	28.66%
2008	124,569	0.67	to	0.68	84,130	2.17%	0.90%	to	1.95%	(34.25%)	to	(26.73%)
2007[19]	18,974	1.02	to	1.02	19,401	7.76%	0.90%	to	1.80%	(4.21%)	to	0.87%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Mid Cap Growth Fund
2009	877	0.73	to	0.75	648	0.13%	0.90%	to	1.95%	9.94%	to	29.42%
2008	846	0.57	to	0.58	485	-	0.90%	to	1.95%	(47.03%)	to	(1.00%)
2007[20]	443	1.08	to	1.08	477	-	0.90%	to	1.80%	(2.66%)	to	1.53%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Sentinel Variable Products Small Company Fund
2009	22,599	0.83	to	0.85	19,031	0.47%	0.90%	to	1.95%	2.59%	to	35.04%
2008	17,901	0.67	to	0.68	12,014	0.46%	0.90%	to	1.95%	(33.51%)	to	(25.00%)
2007[19]	3,080	1.00	to	1.01	3,096	4.01%	0.90%	to	1.80%	(6.63%)	to	0.07%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Summit S&P MidCap 400 Index Portfolio – Class I Shares
2009	608	0.93	to	0.95	568	0.97%	0.90%	to	1.75%	10.86%	to	49.30%
2008[24]	131	0.70	to	0.70	91	0.84%	1.10%	to	1.60%	(43.72%)	to	(11.18%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Templeton Developing Markets Securities Fund – Class 2
2009	4,865	0.92	to	5.49	8,074	4.26%	0.90%	to	1.95%	(2.53%)	to	71.04%
2008	4,473	0.54	to	3.22	4,298	2.26%	0.90%	to	1.95%	(53.56%)	to	(0.76%)
2007	7,287	1.15	to	6.90	16,657	2.03%	0.90%	to	1.95%	(3.62%)	to	28.59%
2006	3,217	1.06	to	5.43	5,724	1.07%	0.90%	to	1.80%	0.88%	to	26.94%
2005	2,588	1.09	to	3.50	3,634	1.30%	0.90%	to	1.60%	25.40%	to	26.28%
Templeton Foreign Securities Fund – Class 2
2009	8,451	0.83	to	3.01	19,403	3.56%	0.50%	to	1.95%	9.67%	to	35.81%
2008	10,088	0.62	to	2.62	17,638	2.39%	0.50%	to	1.95%	(41.54%)	to	(12.12%)
2007	13,558	1.05	to	4.42	40,633	2.06%	0.50%	to	1.95%	1.02%	to	14.88%
2006	15,754	1.32	to	3.85	41,893	1.24%	0.50%	to	1.95%	3.00%	to	20.84%
2005	16,296	1.11	to	3.19	35,750	1.19%	0.50%	to	1.95%	4.77%	to	9.62%
Templeton Global Asset Allocation Fund – Class 2
2009	1,341	1.94	to	3.33	2,727	9.91%	0.90%	to	1.60%	19.86%	to	20.71%
2008	1,851	1.62	to	2.76	3,109	10.61%	0.90%	to	1.60%	(26.30%)	to	(25.77%)
2007	2,127	2.19	to	3.72	4,844	17.59%	0.90%	to	1.60%	8.24%	to	9.02%
2006	2,408	2.02	to	3.41	5,056	7.06%	0.90%	to	1.60%	19.18%	to	20.03%
2005	2,840	1.69	to	2.84	4,982	3.68%	0.90%	to	1.60%	1.90%	to	2.63%
Templeton Growth Securities Fund – Class 2
2009	54,120	0.70	to	2.83	62,274	3.17%	0.75%	to	1.95%	(12.90%)	to	30.12%
2008	55,486	0.54	to	2.18	52,858	1.79%	0.75%	to	1.95%	(43.45%)	to	(3.20%)
2007	33,792	0.95	to	3.81	74,605	1.25%	0.75%	to	1.95%	(0.78%)	to	1.80%
2006	18,181	1.30	to	3.76	48,506	1.28%	0.75%	to	1.95%	10.08%	to	20.90%
2005	17,788	1.41	to	3.12	40,604	1.15%	0.75%	to	1.95%	2.80%	to	8.05%

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Van Kampen UIF Equity and Income Portfolio – Class II
2009	696	0.88	to	1.02	693	2.44%	0.90%	to	1.80%	20.28%	to	21.39%
2008	857	0.73	to	0.84	694	2.48%	0.90%	to	1.80%	(24.07%)	to	(23.22%)
2007	521	0.96	to	1.10	560	1.49%	0.90%	to	1.80%	(3.28%)	to	2.43%
2006[14]	184	1.03	to	1.07	197	0.25%	0.90%	to	1.80%	0.63%	to	11.06%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Wanger International
2009	41,745	0.82	to	4.92	100,002	3.76%	0.50%	to	1.95%	1.80%	to	48.44%
2008	41,941	0.55	to	3.74	75,698	0.97%	0.50%	to	1.95%	(46.66%)	to	(40.84%)
2007	30,013	1.03	to	6.91	145,767	0.87%	0.50%	to	1.95%	1.77%	to	15.73%
2006	29,983	1.57	to	5.97	137,774	0.57%	0.50%	to	1.95%	15.04%	to	36.48%
2005	32,777	1.17	to	4.38	111,676	1.04%	0.50%	to	1.95%	4.90%	to	20.92%
Wanger International Select
2009	3,695	0.79	to	4.29	10,332	3.10%	0.90%	to	1.95%	25.48%	to	31.72%
2008	4,584	0.60	to	3.26	10,006	0.44%	0.90%	to	1.95%	(45.43%)	to	(39.84%)
2007	6,225	1.09	to	5.90	26,318	0.70%	0.90%	to	1.95%	(4.28%)	to	20.68%
2006	6,205	1.55	to	4.89	22,576	0.30%	0.90%	to	1.95%	7.84%	to	34.78%
2005	5,340	1.16	to	3.63	14,782	1.97%	0.90%	to	1.95%	8.99%	to	16.12%
Wanger Select
2009	4,718	0.78	to	4.42	14,578	-	0.90%	to	1.95%	62.95%	to	64.69%
2008	5,870	0.47	to	2.68	11,105	-	0.90%	to	1.95%	(50.06%)	to	(41.31%)
2007	7,203	0.94	to	5.31	29,092	-	0.90%	to	1.95%	(6.43%)	to	8.40%
2006	7,310	1.33	to	4.90	27,833	0.36%	0.90%	to	1.95%	12.14%	to	18.63%
2005	6,650	1.13	to	4.13	20,910	-	0.90%	to	1.95%	8.34%	to	10.01%

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Wanger USA
2009	15,973	0.80	to	3.30	49,044	-	0.50%	to	1.95%	9.21%	to	40.95%
2008	20,052	0.57	to	2.61	44,006	-	0.50%	to	1.95%	(40.86%)	to	(6.95%)
2007	24,932	0.95	to	4.35	92,825	-	0.50%	to	1.95%	(5.79%)	to	4.86%
2006	30,670	1.16	to	4.15	110,681	0.24%	0.50%	to	1.95%	0.11%	to	7.34%
2005	38,624	1.09	to	3.86	131,368	-	0.50%	to	1.95%	4.99%	to	10.70%

* Amount is less than 0.005%

1 The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

2 The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as the minimum and maximum return for the units invested in the Investment Option. While the Investment Option may be active in a given year, certain units may be initiated during the year. The corresponding return on those units, which is for the partial year, may cause the minimum and maximum total return for all the units in that Investment Option to deviate outside the range of the expense ratios presented.

[4] From inception April 22, 2005 to December 31, 2005.	[15] From inception May 9, 2006 to December 31, 2006.
[5] From inception April 28, 2005 to December 31, 2005.	[16] From inception May 10, 2006 to December 31, 2006.
[6] From inception April 29, 2005 to December 31, 2005.	[17] From inception May 18, 2006 to December 31, 2006.
[7] From inception February 9, 2006 to December 31, 2006.	[18] From inception January 29, 2007 to December 31, 2007.
[8] From inception February 14, 2006 to December 31, 2006.	[19] From inception September 11, 2007 to December 31, 2007.
[9] From inception February 17, 2006 to December 31, 2006.	[20] From inception October 1, 2007 to December 31, 2007.
[10] From inception March 10, 2006 to December 31, 2006.	[21] From inception October 10, 2007 to December 31, 2007.
[11] From inception April 28, 2006 to December 31, 2006.	[22] From inception April 4, 2008 to December 31, 2008.
[12] From inception May 3, 2006 to December 31, 2006.	[23] From inception April 8, 2008 to December 31, 2008.
[13] From inception May 4, 2006 to December 31, 2006.	[24] From inception April 30, 2008 to December 31, 2008.
[14] From inception May 8, 2006 to December 31, 2006.

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Fees and Related Party Transactions

Phoenix and its affiliate, Phoenix Equity Planning Corporation (“PEPCO”), a registered broker/dealer in securities, provide all services to the Separate Account. PEPCO is the principal underwriter and distributor for the Separate Account (see note 12).

Certain fees are deducted from the Contracts. To understand all of the charges that are assessed, a policyholder may refer to their policy contract provided at issue or the most recent product prospectus provided annually. Those fees are described below:

A)	Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2009 and 2008 were $15,839,148 and $11,760,087, respectively. The charges assessed the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – Phoenix will make deductions to cover administrative expenses at a maximum annual rate of $35.

Policy Surrender Charge – In accordance with terms of the contracts, Phoenix makes deductions for surrender charges. Because a policy’s account value and policy duration may vary, the surrender charge may also vary.

Other Charges – Phoenix may deduct other costs depending on the policy terms.

All of the above expenses are taken out as a redemption of units.

B)	Optional Rider and Benefit Charges

Phoenix may deduct other charges and fees based on the selection of Other Optional Policy Benefits and Riders. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is taken out as a redemption of units.

C)	Mortality and Expense Fee and Administration Fee Charges

Phoenix will make deductions at a maximum rate of 2.25% of the contracts value for the mortality and expense risks and 0.125% for administration fees, which the company undertakes. These expenses are included in separate line items “Mortality and Expense Fees” and “Administration Fees” in the accompanying statements of operations. The total aggregate expense for the periods ended December 31, 2009 and 2008 were $28,730,852 and $33,892,140 respectively. This expense is taken out as a reduction of unit values.

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 7—Distribution of Net Income

The Separate Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

Note 8—Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”) as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

PHL Variable intends that each of the investment options shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

Note 9—Manager of Managers Exemptive Order

The Phoenix Edge Series Fund (“PESF”) and Phoenix Variable Advisors, Inc. (“PVA”) have received an exemptive order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the PESF’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PESF. The PESF and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 10—Mixed and Shared Funding

Shares of the PESF are not directly offered to the public. Shares of the PESF are currently offered through Separate Accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the PESF may be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The PESF’s Trustees currently do not foresee any such differences or disadvantages at this time. However, the PESFs Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the PESF or shares of another fund may be substituted.

Note 11—Other

In light of recent downgrades to the financial strength ratings of the Sponsors of the Separate Accounts, Phoenix or its affiliated insurers, and the decline in sales through traditional distribution sources of the Sponsors variable products, the Sponsors parent company, PNX, initiated a business plan that shifts the focus of new business development to areas that are less capital intensive, less ratings sensitive and not dependent on particular distributors. This plan leverages existing strengths and includes a newly formed distribution subsidiary of PNX, Saybrus Partners, Inc., repositioning some of the Sponsor’s core life and annuity products for the middle market and establishing new relationships with distributors within that market, and identifying market opportunities for the Sponsor’s alternative retirement solutions products.

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 11—Other (Continued)

Suspension of Distribution Relationships

The insurance company affiliates of the Separate Account distribute the Sponsor’s products through non-affiliated advisors, broker-dealers and other financial intermediaries. In March 2009, State Farm Mutual Automobile Insurance Company (“State Farm”) suspended the sale of Phoenix products pending a re-evaluation of the relationship between the two companies. During 2008, State Farm was the Sponsor’s largest distributor of annuity and life insurance products accounting for approximately 25% of the Sponsor’s total life insurance premiums and approximately 72% of the Sponsor’s annuity deposits. On July 30, 2009, the Sponsor’s parent company restructured its agreement with State Farm, amending the existing agreement to clarify the service and support it will provide to customers who purchased their policies and contracts through a State Farm agent, as well as State Farm agents themselves. The restructured agreement does not provide for any new sales of the Sponsor’s products through the State Farm distribution system. Approximately 80,000 of the Sponsor’s inforce policies and contracts were sold through State Farm agents.

Also in March 2009, National Life Group suspended the sale of Phoenix products. In 2008, National Life was the Sponsor’s second largest distributor of annuity products accounting for approximately 13% of our annuity deposits.

Ratings

Rating agencies assign financial strength ratings to Phoenix and its subsidiaries based on their opinions of the Companie’s ability to meet their financial obligations.

In the second half of 2008, A.M. Best Company, Inc., Moody’s Investors Service and Standard & Poor’s, respectively, each revised its outlook for the U.S. life insurance sector to negative from stable, citing, among other things, the significant deterioration and volatility in the credit and equity markets, economic and political uncertainty, and the expected impact of realized and unrealized investment losses on life insurers capital levels and profitability.

On September 8, 2009, Moody’s Investor Services downgraded the Sponsor’s financial strength rating of Baa2 to Ba1. They maintained their negative outlook. On March 10, 2009, Moody’s Investor Services downgraded the Sponsor’s financial strength rating to Baa2 from Baa1.

On May 4, 2009, the Sponsor’s parent company, PNX, informed Fitch Ratings Ltd. that, due to its expense management initiatives, it would no longer provide non-public information to the agency and would cease paying annual rating fees.

Given these developments, it is possible that rating agencies will heighten the level of scrutiny that they apply to the Sponsor, will request additional information from the Sponsor, and may adjust upward the capital and other requirements employed in their models for maintenance of certain rating levels.

The Sponsor cannot predict what additional actions rating agencies may take, or what actions the Sponsor may take in response to the actions of rating agencies, which could adversely affect the Sponsor’s business. As with other companies in the financial services industry, the Sponsor’s ratings could be downgraded at any time and without any notice by any rating agency.

Effective May 1, 2008, the Board of Trustees of the Fund approved changes in subadvisor for the Capital Growth Series and the Small-Cap Growth Series. Effective September 15, 2008, Neuberger Berman Management, Inc. is the subadvisor for the Capital Growth Series, replacing Harris Investment Management, Inc. and the Small-Cap Growth Series (formerly Phoenix-Alger Small-Cap Growth Series), replacing Fred Alger Management, Inc.

See Note 14 of these financial statements for the current ratings.

Note 12—Spin-Off of Asset Management

At end of business December 31, 2008, PNX spun off the asset management segment of its business, Virtus Investment Partners, Inc. (“Virtus”) and its subsidiaries, to PNX’s shareholders. Virtus is now an independent publicly traded company. Virtus is the holding company for various asset management subsidiaries, including the Virtus Investment Advisers, Inc. (formerly Phoenix Investment Counsel, Inc.), the subadvisor to the Phoenix Growth & Income Series and Phoenix Strategic Allocation Series, and Duff & Phelps Investment Management Company, the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

PHL VARIABLE ACCUMULATION ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 12—Spin-Off of Asset Management (Continued)

As a result of this spin-off, PEPCO, a registered broker/dealer in securities, is no longer an affiliate of Phoenix. PEPCO operated as the principal underwriter and distributor for the Separate Account under a separate interim service agreement for the period January 1, 2009 to February 4, 2009. Effective February 5, 2009 the principal underwriter and distributor for the Separate Account became PFG Distribution Company, a subsidiary of Philadelphia Financial Group, Inc. (an affiliate of Phoenix). On February 5, 2009 PEPCO, under Virtus, changed its name to VP Distributors, Inc. and PFG Distribution Company changed its name to PEPCO.

Goodwin Capital Advisors, Inc., subadvisor to Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short Term Bond Series, and the Phoenix Strategic Allocation Series, remained a subsidiary of Phoenix.

Note 13—Liquidations

On September 25, 2009, The AllianceBernstein VPS Wealth Appreciation Strategy Portfolio – Class B Fund was liquidated pursuant to approval of its Board. On that date the VPS Wealth Appreciation Strategy Portfolio involuntarily redeemed its outstanding shares. Contract value in the VPS Wealth Appreciation Strategy Portfolio was automatically transferred to the Phoenix Money Market Series.

Note 14—Subsequent Events

On January 6, 2010, PNX announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire Phoenix’s private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter for the Fund. The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a PNX affiliated broker-dealer, 1851 Securities, Inc., subject to the approval of the Board of Trustees. PNX filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010.

A Special Meeting of Shareholders (the “Meeting”) of the Phoenix Money Market Series (the “Series”), a Series of the Fund was held on January 20, 2010, and the shareholders approved the liquidation of the assets of the Series and distributed the liquidation proceeds for the benefit of the previous Series’ shareholders to the Federated Prime Money Fund II, as well as other underlying mutual funds. The liquidation was completed on January 22, 2010.

VP Distributors, Inc., the Fund’s administrator, sub-contracts with PNC Global Investment Servicing (U.S.), Inc. (“PNCGIS”) to provide certain sub-administrative services. Additionally, PNCGIS also provides the Funds’ transfer agency services.

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing, Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale includes PNCGIS, and is expected to close in the third quarter of 2010.

On January 13, 2010, A.M. Best Company, Inc. downgraded the Sponsor’s financial strength rating from B++ to B+ and maintained its negative outlook.

On February 12, 2010, Standard & Poor’s downgraded the Sponsor’s financial strength rating from BB to BB- and maintained its negative outlook.

The financial strength ratings as of March 17, 2010 were as follows:

Rating Agency	Financial Strength Ratings of PHL Variable	Outlook
A.M. Best Company, Inc.	B+	Negative
Moody’s	Ba1	Negative
Standard & Poor’s	BB-	Negative

These ratings are not a recommendation to buy, hold or sell any of our securities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PHL Variable Insurance Company and

Participants of PHL Variable Accumulation Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the PHL Variable Accumulation Account (as listed in the statements of assets and liabilities and statements of operations) at December 31, 2009, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2009, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the mutual funds’ advisors, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
March 19, 2010

‘

PHL VARIABLE ACCUMULATION ACCOUNT

PHL Variable Insurance Company

One American Row

Hartford, Connecticut 06103-2899

Phoenix Equity Planning Corporation

610 West Germantown Pike, Suite 460

Plymouth Meeting, Pennsylvania 19462

Underwriter

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

185 Asylum Street

Hartford, Connecticut 06103

PHL Variable

Insurance Company

(a wholly-owned subsidiary of PM Holdings, Inc.)

Financial Statements

December 31, 2009 and 2008

Page

Report of Independent Registered Public Accounting Firm	F-3

Balance Sheets as of December 31, 2009 and 2008	F-4

Statements of Income, Comprehensive Income and Changes in Stockholder’s Equity for the years ended December 31, 2009, 2008 and 2007	F-5

Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007	F-6

Notes to Financial Statements	F-7 – F-42

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
  PHL Variable Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 11 to the financial statements, the Company has significant transactions with its affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

As discussed in Note 1 to the financial statements, subsequent to the first quarter of 2009, the Company has had minimal sales of life and annuity products. As discussed in Note 16 to the financial statements, the Company had downgrades from two rating agencies.

/s/ PricewaterhouseCoopers, LLP

Hartford, Connecticut

March 22, 2010

PHL VARIABLE INSURANCE COMPANY

Balance Sheets

($ in thousands, except share data)

December 31, 2009 and 2008

	2009	2008
ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $1,390,874 and $1,592,228)	$1,276,478	$1,287,409
Policy loans, at unpaid principal balances	49,675	34,917
Other investments	77,557	102,681
Fair value option investments	4,266	4,091
Total investments	1,407,976	1,429,098
Cash and cash equivalents	83,518	152,185
Accrued investment income	11,007	14,804
Receivables	342,887	321,312
Deferred policy acquisition costs	837,567	1,065,128
Receivable from related parties	22,968	20,513
Other assets	36,344	41,773
Separate account assets	2,872,324	2,449,141
Total assets	$5,614,591	$5,493,954

LIABILITIES:
Policy liabilities and accruals	$1,363,818	$1,386,611
Policyholder deposit funds	673,725	969,270
Deferred income taxes	26,678	33,291
Payable to related parties	2,414	6,271
Other liabilities	61,668	116,929
Separate account liabilities	2,872,324	2,449,141
Total liabilities	5,000,627	4,961,513

CONTINGENT LIABILITIES (Note 14)

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2,500	2,500
Additional paid-in capital	788,152	723,152
Retained earnings (accumulated deficit)	(156,603)	(141,288)
Accumulated other comprehensive loss	(20,085)	(51,923)
Total stockholder’s equity	613,964	532,441
Total liabilities and stockholder’s equity	$5,614,591	$5,493,954

The accompanying notes are an integral part of these financial statements.

PHL VARIABLE INSURANCE COMPANY

Statements of Income and Comprehensive Income

($ in thousands)

Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
REVENUES:
Premiums	$11,420	$15,098	$18,602
Insurance and investment product fees	413,531	361,354	263,298
Net investment income	78,767	90,963	109,607
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(49,698)	(52,057)	(3,287)
Portion of OTTI losses recognized in other comprehensive income	25,691	--	--
Net OTTI losses recognized in earnings	(24,007)	(52,057)	(3,287)
Net realized investment gains (losses), excluding OTTI losses	14,829	(119,998)	(3,756)
Total realized investment losses	(9,178)	(172,055)	(7,043)
Total revenues	494,540	295,360	384,464

BENEFITS AND EXPENSES:
Policy benefits	249,457	218,415	168,395
Policy acquisition cost amortization	139,243	262,132	120,041
Other operating expenses	120,986	97,504	83,601
Total benefits and expenses	509,686	578,051	372,037
Income (loss) before income taxes	(15,146)	(282,691)	12,427
Income tax expense (benefit)	6,007	(87,497)	1,122
Net income (loss)	$(21,153)	$(195,194)	$11,305

FEES PAID TO RELATED PARTIES (NOTE 11)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(21,153)	$(195,194)	$11,305
Net unrealized investment gains (losses)	49,762	(40,139)	(9,095)
Portion of OTTI losses recognized in other comprehensive income	(16,699)	--	--
Net unrealized derivative instruments losses	--	--	--
Other comprehensive income (loss)	33,063	(40,139)	(9,095)
Comprehensive income (loss)	$11,910	$(235,333)	$2,210

The accompanying notes are an integral part of these financial statements.

PHL VARIABLE INSURANCE COMPANY

Statements of Cash Flows

($ in thousands)

Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
OPERATING ACTIVITIES:
Net income (loss)	$(21,153)	$(195,194)	$11,305
Net realized investment losses	9,178	172,055	7,043
Deferred income tax expense (benefit)	(22,733)	(85,666)	45,837
Increase in receivables	(25,514)	(281,490)	(126,150)
(Increase) decrease in accrued investment income	(686)	1,931	1,473
(Increase) decrease in deferred policy acquisition costs	80,197	138,030	(280,566)
Increase (decrease) in policy liabilities and accruals	(16,823)	401,684	410,942
Other assets and other liabilities change	4,269	(32,703)	7,867
Cash from (for) operating activities	6,735	118,647	77,751

INVESTING ACTIVITIES:
Investment purchases	(2,282,817)	(1,442,908)	(883,632)
Investment sales, repayments and maturities	2,361,015	1,501,339	1,207,988
Policy loan advances, net	(14,758)	(12,098)	(7,277)
Cash from investing activities	63,440	46,333	317,079

FINANCING ACTIVITIES:
Policyholder deposit fund deposits	100,455	172,657	266,750
Policyholder deposit fund withdrawals	(304,297)	(454,371)	(625,507)
Capital contributions from parent	65,000	160,719	25,000
Cash for financing activities	(138,842)	(120,995)	(333,757)
Change in cash and cash equivalents	(68,667)	43,985	61,073
Cash and cash equivalents, beginning of year	152,185	108,200	47,127
Cash and cash equivalents, end of year	$83,518	$152,185	$108,200

During the year ended December 31, 2009, we received $65,000 thousand in capital contributions in cash. During the year ended December 31, 2008, we received $169,934 thousand in capital contributions, of which $160,719 thousand was in cash and $9,215 thousand was in securities. During the year ended December 31, 2007, we received $49,984 thousand in capital contributions, of which $25,000 thousand was in cash and $24,984 thousand was in securities.

The accompanying notes are an integral part of these financial statements.

PHL VARIABLE INSURANCE COMPANY

Statements of Changes in Stockholder’s Equity

($ in thousands)

Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
COMMON STOCK:
Balance, beginning of year	$2,500	$2,500	$2,500
Balance, end of year	$2,500	$2,500	$2,500

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of year	$723,152	$553,218	$503,234
Capital contributions from parent	65,000	169,934	49,984
Balance, end of year	788,152	723,152	553,218

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of year	$(141,288)	$53,906	$43,601
Adjustment for initial application of accounting changes	5,838	--	(1,000)
Net income (loss)	(21,153)	(195,194)	11,305
Balance, end of year	(156,603)	(141,288)	53,906

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of year	$(51,923)	$(11,784)	$(2,689)
Adjustment for initial application of accounting changes	(1,225)	--	--
Other comprehensive loss	33,063	(40,139)	(9,095)
Balance, end of year	$(20,085)	$(51,923)	$(11,784)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of year	$532,441	$597,840	$546,646
Change in stockholder’s equity	81,523	(65,399)	51,194
Balance, end of year	$613,964	$532,441	$597,840

The accompanying notes are an integral part of these financial statements.

PHL VARIABLE INSURANCE COMPANY

Notes to Financial Statements

Years Ended December 31, 2009, 2008 and 2007

1.

Organization and Operations

PHL Variable Insurance Company (“PHL Variable”) is a life insurance company offering variable and fixed annuity and non-participating life insurance products. It is a wholly-owned subsidiary of PM Holdings, Inc. and PM Holdings, Inc. is a wholly-owned subsidiary of Phoenix Life Insurance Company (“Phoenix Life”), which is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”), a New York Stock Exchange listed company. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of PNX and changed its name to Phoenix Life Insurance Company.

Subsequent to the first quarter of 2009, when we lost several key distribution partners and experienced downgrades to our ratings, the Company has had minimal sales of its life and annuity products.

2.

Basis of Presentation and Significant Accounting Policies

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of estimates

In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are made in the determination of estimated gross profits used in the valuation and amortization of assets and liabilities associated with universal life and annuity contracts; policyholder liabilities and accruals; valuation of goodwill; valuation of investments in debt securities and venture capital partnerships; valuation of deferred tax assets; and accruals for contingent liabilities. We are also subject to estimates made by our ultimate parent company related to discount rates and other assumptions for our pension and other post-employment benefits expense.

Risks Associated with Current Economic Market Conditions and Industry Trends

The risks we face related to general economic and business conditions are pronounced given the severity and magnitude of recent adverse economic and market conditions and the likely continuation of these conditions through 2010. Higher unemployment, lower family income, lower corporate earnings, lower business investment and lower consumer spending may depress the demand for life insurance, annuities and investment products and result in higher lapses or surrenders of life and annuity products. More specifically, our business is exposed to the performance of the debt and equity markets. Adverse market conditions may result in a lack of buyers for certain assets, volatility, credit spread changes and benchmark interest rate changes. Each of these factors has and may continue to impact the liquidity and value of our investments.

Further, recent trends in the life insurance industry may affect our mortality, persistency and funding levels. The evolution of the financial needs of policyholders and the emergence of a secondary market for life insurance and increased availability of premium financing suggest that the reasons for purchasing our products are changing. At the same time, we also experienced an increase in life insurance sales to older individuals. While we instituted certain controls and procedures to screen applicants, we believe that our sales of universal life products include sales of policies to third party investors who, at the time of policy origination, had no insurable interest in the insured. The effect that these changes may have on our actual experience and profitability will emerge over time.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Adoption of new accounting standards

Measuring the Fair Value of Alternative Investments

In September 2009, the Financial Accounting Standards Board (the “FASB”) issued amending guidance ASC 820, Fair Value Measurements and Disclosures, which provides a practical expedient in estimating the fair value of certain alternative investments. Under the practical expedient, entities are permitted to use net asset value (“NAV”) without adjustment unless it is probable the investment will be sold at something other than NAV. New disclosures of the attributes of all investments within the scope of this guidance is also required, regardless of whether the practical expedient was used to measure the fair value of any of its investments. The adoption of this new accounting guidance as of December 31, 2009 had no material effect on our financial statements.

The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles

In June, 2009, the FASB approved the FASB Accounting Standards Codification (the “Codification”) as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all nongovernmental entities. The Codification is the single source of authoritative accounting principles for nongovernmental entities. The Codification supersedes all existing authoritative literature, except for rules and interpretive releases of the SEC for registrants. The adoption of this new accounting guidance in the third quarter of 2009 had no material effect on our financial statements.

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, we adopted new guidance issued by the FASB related to determining fair value in an inactive market, including guidance on identifying circumstances that indicate a transaction is not orderly or a market is not active. This accounting guidance, which is now part of ASC 820, Fair Value Measurements and Disclosures, provides additional guidance for determining fair value when relevant observable data does not exist; how observable market information in a market that is not active should be considered when measuring fair value and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of this new accounting guidance had no material effect on our financial statements.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, we adopted new accounting guidance issued by the FASB which amended other-than-temporary impairments guidance and modified the presentation and disclosure requirements for other-than-temporary impairments of debt securities. This accounting guidance, which is now a part of ASC 320, Investments – Debt & Equity Securities, modified the existing requirement from the intent and ability to hold a debt security, to an assessment of whether the Company intends to sell or if it is more likely than not that the Company will be required to sell the debt security before its anticipated recovery in value. This accounting guidance also modified the presentation of other-than-temporary impairments for certain debt securities for the bifurcation of an other-than-temporary impairment into an amount attributable to credit loss, recognized in earnings, and an amount attributable to other factors, recognized in other comprehensive income. In addition to the changes in measurement and presentation, the disclosures related to other-than-temporary impairments related to debt securities are expanded, with all such disclosures required for both interim and annual periods.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Adoption of this guidance was effective for interim periods ending after June 15, 2009, with optional early adoption for periods ending after March 15, 2009. We elected to adopt this guidance for the quarter ending March 31, 2009. Upon adoption of this guidance, we calculated the credit and non-credit components of previously recognized other-than-temporary impairments and recorded the related impact as a cumulative effect adjustment in accumulated deficit and accumulated other comprehensive income, respectively. The cumulative-effect adjustment included related offsets such as deferred policy acquisition costs and related tax effects. The cumulative effect recognized was $4,613 thousand after offsets and is reflected in stockholders’ equity. The cumulative effect consisted of a decrease to accumulated deficit of $5,838 thousand which includes an adjustment of $2,900 thousand to the deferred tax valuation allowance, and an increase to accumulated other comprehensive loss of $1,225 thousand after offsets.

Interim Disclosures about Fair Value of Financial Instruments

In April 2009, the FASB issued updated the interim disclosure guidance, which requires disclosures about fair value of financial instruments for interim reporting periods as well as in annual financial statements. This guidance, which is now a part of ASC 825, Financial Instruments, also requires such disclosures whenever a publicly-traded company issues summarized financial information for interim reporting periods. This guidance is effective for interim reporting periods ending after June 15, 2009. Our adoption of this guidance in the second quarter of 2009 resulted in additional disclosures but, otherwise, had no material effect on our financial statements.

Beneficial Interests in Securitized Financial Assets

In January 2009, the FASB issued amended impairment guidance related to beneficial interests in securitized financial assets. The amended guidance, which is now part of ASC 325, Investment, requires that management judgment be used in assessing the probability that an adverse change in future cash flows has occurred rather than exclusively relying upon market participant assumptions. Our adoption of this guidance in the first quarter of 2009 had no material effect on our financial statements.

Disclosures about Transfers of Financial Assets and Interests in Variable Interest Entities

In December 2008, the FASB issued amended guidance related to the transfer of financial assets and interests in variable interest entities. This guidance, which is now a part of ASC 810, Consolidation, requires public entities to provide additional disclosures about transfers of financial assets. The expanded guidance also requires sponsors that have a variable interest in a variable interest entity to provide additional disclosures about their involvement with variable interest entities. Our adoption in the first quarter of 2009 had no material effect on our financial statements.

Disclosures about Credit Derivatives and Certain Guarantees

In September 2008, the FASB issued an update to existing credit derivative guarantee guidance. The new guidance, which is now a part of ASC 815, Derivatives and Hedging, introduced new disclosure requirements for credit derivatives and certain guarantees. Our adoption in the first quarter of 2009 resulted in additional disclosures but, otherwise, had no material effect on our financial statements.

Noncontrolling Interests in Consolidated Financial Statements

In December 2007, the FASB updated guidance on the requirements for the presentation of minority interests and for deconsolidation accounting. This updated guidance, which is now a part of ASC 810, Consolidation, was adopted as of January 1, 2009. Our adoption had no material effect on our financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued new guidance which gave entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. This guidance, which is now a part of ASC 825, Financial Instruments, requires subsequent changes in fair value to be recorded in earnings. In addition, this guidance allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning retained earnings. We adopted this guidance as of January 1, 2008 with no material impact on our financial position and results of operations.

Fair Value Measurements

In September 2006, the FASB issued new guidance concerning fair value measurements and disclosures which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The new guidance, which is now a part of ASC 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value when required under existing accounting standards. The framework consists of a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. We adopted this guidance effective January 1, 2008 with no material effect on our financial statements.

Accounting standards not yet adopted

Amendments to Consolidation Guidance for Variable Interest Entries

In June 2009, the FASB issued guidance to ASC 810, Consolidation, which amends consolidation requirements applicable to variable interest entities (“VIE”). Significant amendments include changes in the method of determining the primary beneficiary of a variable interest entity by replacing the quantitative approach previously required with a qualitative approach. An entity would be considered a primary beneficiary and consolidate a VIE when the entity has both of the following characteristics; (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance; and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. The new guidance also requires ongoing reassessment of whether an enterprise is the primary beneficiary of a VIE.

This revised guidance is effective for all VIE’s owned on, or formed after, January 1, 2010. In preparation for adoption of this amended guidance, we have evaluated our investment portfolio including venture capital partnerships, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), and other structures and entities to identify any variable interests. Furthermore, for any variable interests identified we assessed based on the applicable criteria if we could potentially be the primary beneficiary.

Based upon this assessment, although we have investments in various variable interest entities, we are not the primary beneficiary based on the facts and circumstances of the contractual arrangements and the applicable criteria. Our qualifying variable interests primarily consist of private equity holdings in limited partnerships in which we participate in a proportionate share of the entities’ earnings, but our influence on the economic activities of the partnerships is insignificant. In addition, we do not have exposure to liquidity arrangements, guarantees, structured products, derivatives, securitizations or other third party commitments that would require analysis based upon amended guidance. Given this information, we expect to adopt this guidance effective January 1, 2010 with no material effect on our financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued new guidance to ASC 860, Transfers and Servicing. The amended guidance eliminates the concept of qualifying special-purpose entities and changes requirements for when a financial asset should be derecognized. Additional disclosures are also required on risk related to a transferor’s continuing involvement in transferred financial assets. Adoption of this guidance on January 1, 2010 will not have a material effect on our financial statements.

Significant accounting policies

Investments

Debt securities

Our debt securities classified as available-for-sale are reported on our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models. We recognize unrealized investment gains and losses on investments in debt securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of other comprehensive income, net of applicable deferred policy acquisition costs and applicable deferred income taxes.

Venture Capital Partnerships

We utilize the equity method of accounting, initially recording the investment at cost and subsequently adjusting the carrying amount of the investment to recognize our share of the earnings or losses. We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships. Recognition of net investment income is generally on a three-month delay due to the lag in availability of the related financial statements.

Policy loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. The majority of cash values eligible for policy loans are at variable interest rates that are reset annually on the policy anniversary.

Other investments

Other investments primarily include derivative instruments. We use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable products. We recognize derivative instruments on the balance sheet at fair value. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, on the balance sheet, excluding embedded derivatives. Embedded derivatives are recorded on the balance sheet with the associated host contract.

We do not designate the purchased derivatives related to living benefits as hedges for accounting purposes. Changes in the fair value of derivative instruments are recognized in net realized investment gains (losses) in the period incurred.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Net investment income

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. We record the net income from investments in venture capital partnerships in net investment income.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred.

We amortize deferred policy acquisition costs based on the related policy’s classification. For individual life insurance policies, deferred policy acquisition costs are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs are amortized in proportion to estimate gross profits (“EGPs”). Policies may be surrendered for value or exchanged for a different one of our products (internal replacement). The deferred policy acquisition costs balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization of deferred policy acquisition costs requires the use of various assumptions, estimates and judgments about the future. EGPs for products sold in a particular year are aggregated into cohorts. Future EGPs are then projected for the estimated lives of the contracts within each cohort. The assumptions developed as part of our annual process are based on our current best estimates of future events. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns, expenses and reinsurance costs and recoveries. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

The separate account fund performance assumption is critical to the development of the EGPs related to our variable annuity and variable life insurance businesses. As equity markets do not move in a systematic manner, we use a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future equity market growth rate assumption used for the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by short-term market fluctuations. The average long-term rate of assumed separate account fund performance used in estimating gross profits was 6.0% (after fund fees and mortality and expense charges) for the variable annuity business and 6.9% (after fund fees and mortality and expense charges) for the variable life business at both December 31, 2009 and 2008.

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, we evaluate, on a quarterly basis, our previously projected EGPs. Our process to assess the reasonableness of our EGPs involves the use of internally developed models, together with actual experience. Actual gross profits that vary from management’s initial estimates in a given reporting period result in increases or decreases in the rate of amortization recorded in the period.

2.

Basis of Presentation and Significant Accounting Policies (continued)

In addition to our quarterly reviews, we conduct comprehensive assumption reviews, typically during the fourth quarter of each year. Upon completion of these assumption reviews, we revise our assumptions to reflect our current best estimate, thereby changing our estimate of EGPs in the deferred policy acquisition cost and unearned revenue amortization models, as well as projections within the death benefit and other insurance benefit reserving models. The deferred policy acquisition cost asset, the unearned revenue reserves and death benefit and other insurance benefit reserves are then adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as “unlocking.” Finally, an analysis is performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining deferred policy acquisition costs balances.

Underlying assumptions for future periods of EGPs are not altered unless experience deviates significantly from original assumptions. For example, when lapses of our insurance products meaningfully exceed levels assumed in determining the amortization of deferred policy acquisition costs, we adjust amortization to reflect the change in future premiums or EGPs resulting from the unexpected lapses. If revised EGPs based on new assumptions are lower, we would increase deferred policy acquisition cost amortization resulting in a reduction in the deferred policy acquisition cost asset. Favorable experience on key assumptions could result in a decrease to deferred policy acquisition cost amortization and an increase in the deferred policy acquisition costs asset.

Separate account assets and liabilities

Separate account assets and liabilities related to policyholder funds are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract owners for management services are included in revenues when services are rendered.

Policy liabilities and accruals

Policy liabilities and accruals include future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future benefit liabilities for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Certain contracts may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no-lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the excess benefits and recognizing the excess ratably over the accumulation period based on total expected assessments.

Policyholder deposit funds

Amounts received as payment for certain universal life contracts, deferred annuities and other contracts without life contingencies are reported as deposits to policyholder deposit funds. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited, amounts that have been assessed to compensate us for services to be performed over future periods, and any amounts previously assessed against the policyholder that is refundable. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Contingent liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Revenue recognition

We recognize premiums for long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and other contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts. Related benefit expenses include universal life benefit claims in excess of fund values, net investment income credited to policyholders’ account balances and amortization of deferred policy acquisition costs.

Other-than-temporary impairments on available-for-sale securities

We recognize realized investment losses when declines in fair value of debt securities are considered to be other-than-temporary. For debt securities, the other-than-temporarily impaired amount is separated into the amount related to a credit loss and is reported as net realized investment losses included in our earnings, and any amounts related to other factors are recognized in other comprehensive income. The credit loss component is calculated using our best estimate of the present value of cash flows expected to be collected from the debt security, by discounting the expected cash flows at the effective interest rate implicit in the security at the time of acquisition. Subsequent to recognition of an impairment loss, the difference between the new cost basis and the cash flows expected to be collected is accreted as interest income.

In evaluating whether a decline in value is other than temporary, we consider several factors including, but not limited to the following:

•

the extent and the duration of the decline;

•

the reasons for the decline in value (credit event, interest related or market fluctuations);

•

our intent to sell the security, or whether it is more likely than not that we will be required to sell it before recovery, and

•

the financial condition of and near term prospects of the issuer.

A debt security impairment is deemed other than temporary if:

•

we either intend to sell the security, or it is more likely than not that we will be required to sell the security before recovery; or

•

it is probable we will be unable to collect cash flows sufficient to recover the amortized cost basis of the security.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Impairments due to deterioration in credit that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security are considered other than temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes) that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security may also result in a conclusion that an other-than-temporary impairment has occurred. In situations where the Company has asserted its ability and intent to hold a security to a forecasted recovery, but where now it is more likely than not that we will be required to sell the security before recovery, an impairment is considered other than temporary, even if the present value of cash flows expected to be collected will be sufficient to recover the amortized cost basis of the security.

We employ a comprehensive process to determine whether or not a security is in an unrealized loss position and is other-than-temporarily impaired. This assessment is done on a security-by-security basis and involves significant management judgment, especially given recent severe market dislocations.

On a quarterly basis, we review all securities for potential recognition of an other-than-temporary impairment. We maintain a watch list of securities in default, near default or otherwise considered by our investment professionals as being distressed, potentially distressed or requiring a heightened level of scrutiny. We also identify all securities whose carrying value has been below amortized cost on a continuous basis for zero to six months, six months to 12 months and greater than 12 months. Using this analysis, coupled with our watch list, we review all securities whose fair value is less than 80% of amortized cost (significant unrealized loss) with emphasis on below investment grade securities with a continuous significant unrealized loss in excess of six months. In addition, we review securities that experienced lesser declines in value on a more selective basis to determine whether any are other-than-temporarily impaired.

Specifically for structured securities, to determine whether a collateralized security is impaired, we obtain underlying data from the security’s trustee and analyze it for performance trends. A security-specific stress analysis is performed using the most recent trustee information. This analysis forms the basis for our determination of whether the security will pay in accordance with the contractual cash flows.

The applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses and other-than-temporary impairments, are each reported separately as components of net income.

Derivative instruments

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change and equity volatility. We also use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable products. We recognize derivative instruments on the balance sheet at fair value. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, on the balance sheet, excluding embedded derivatives. Embedded derivatives are recorded on the balance sheet with the associated host contract.

We do not designate the purchased derivatives related to living benefits as hedges for accounting purposes. Changes in the fair value of derivative instruments not designated as hedging instruments are recognized in net realized investment gains (losses) in the period incurred.

Income taxes

Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital in the manner required by ASC 740, Income Taxes.

2.

Basis of Presentation and Significant Accounting Policies (continued)

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year’s income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and income tax carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with intraperiod allocation rules. We assess all significant tax positions to determine if a liability for uncertain tax position is necessary, and, if so, the impact on the current or deferred income tax balances. Also, if indicated, we recognize interest and/or penalties related to income taxes as a component of the income tax provision.

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits generated by the Company will be provided at the earlier of when such loss or credit is utilized in the consolidated federal tax return and when the tax attribute would have otherwise expired.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (“IRS”) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

3.

Reinsurance

We use reinsurance agreements to limit potential losses, reduce exposure to large risks and provide additional capacity for growth.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us. Since we bear the risk of nonpayment, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk. Due to the downgrade of Scottish Re, we closely monitored the situation and reassessed the recoverability of the reinsurance recoverable during the interim reporting periods of 2009. As of December 31, 2009, we believe we have no material exposure to uncollected amounts from Scottish Re.

The following table lists our top five reinsurance relationships by reinsurance recoverable balance as of December 31, 2009. Also included is the A.M. Best rating of each reinsurer as of March 19, 2010.

	As of December 31, 2009
	Reinsurance	Reinsurer’s
	Recoverable	A.M. Best
Principal Reinsurers:	Balances	Rating
	($ in thousands)
RGA Reinsurance Company	$149,910	A +
Swiss Reinsurance Group(1)	$121,684	A
AEGON USA(2)	$100,024	A
Scottish Re US Inc	$46,330	E
Munich American Reassurance Co	$45,720	A +

———————

(1)

Swiss Reinsurance Group includes Swiss Re Life & Health America and Reassure America Life Insurance Co.

(2)

Transamerica Life Insurance Co is a subsidiary of AEGON.

3.

Reinsurance (continued)

We cede risk to other insurers under various agreements that cover individual life insurance policies. The amount of risk ceded depends on our evaluation of the specific risk and applicable retention limits. Our current retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. We also assume reinsurance from other insurers.

Direct Business and Reinsurance:	Years Ended December 31,
($ in thousands)	2009	2008	2007

Direct premiums	$95,823	$91,872	$87,132
Premiums ceded to reinsurers	(84,403)	(76,774)	(68,530)
Premiums	$11,420	$15,098	$18,602

Direct policy benefits incurred	$197,776	$151,636	$85,898
Policy benefits assumed from reinsureds	3,590	140	505
Policy benefits ceded to reinsurers	(78,977)	(113,207)	(44,707)
Policy benefits	$122,389	$38,569	$41,696

Direct life insurance in-force	$81,089,956	$84,211,890	$70,502,325
Life insurance in-force assumed from reinsureds	97,263	108,939	121,673
Life insurance in-force ceded to reinsurers	(61,854,539)	(64,400,218)	(48,687,754)
Life insurance in-force	$19,332,680	$19,920,611	$21,936,244
Percentage of amount assumed to net insurance in-force	0.5%	0.6%	0.6%

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $127,068 thousand, $179,846 thousand and $126,699 thousand, net of reinsurance, for the years ended December 31, 2009, 2008 and 2007, respectively.

Our reinsurance program cedes various types of risks to other reinsurers primarily under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We cede the majority of mortality risk on most new issues of term insurance. Effective October 1, 2009, we coinsured all the benefit risks, net of existing reinsurance, on the previously unreinsured portion of our term life business in force.

Irrevocable letters of credit aggregating $30,359 thousand at December 31, 2009 have been arranged with commercial banks in our favor to collateralize the ceded reserves.

4.

Deferred Policy Acquisition Costs

Deferred Policy Acquisition Costs:	Years Ended December 31,
($ in thousands)	2009	2008	2007

Policy acquisition costs deferred	$60,410	$284,659	$400,608
Costs amortized to expenses:
Recurring costs	(139,828)	(281,333)	(122,189)
Realized investment gains (losses)	585	19,201	2,148
Deferred policy acquisition cost offset – ceded reserve and expense allowance	--	(160,556)	--
Offsets to net unrealized investment gains or losses included in other comprehensive income (loss)	(143,559)	193,545	27,425
Cumulative effect of adoption of new guidance	(3,805)	--	--
Other	(1,364)	--	--
Change in deferred policy acquisition costs	(227,561)	55,516	307,992
Deferred policy acquisition costs, beginning of year	1,065,128	1,009,612	701,620
Deferred policy acquisition costs, end of year	$837,567	$1,065,128	$1,009,612

Upon completion of a study during the fourth quarter of 2009, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, cost of insurance charges, policy maintenance expenses, lapse experience, expense, net investment income. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. Additionally, we updated the lapse rate assumptions for annuities, decreasing the rates for variable annuities while increasing them for fixed annuities. We reflected a change in the cost of insurance rates for certain single life universal life policies, effective April 1, 2010, resulting in an increase in overall projected gross profits or margins. We also reflected the lower interest earned in investments, consistent with recent experience.

Upon completion of a study during the fourth quarter of 2008, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, lapse experience, expense, net investment income, and separate account investment return. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. We also updated our projected separate account investment return assumption to the long term investment return as of January 1, 2009. The impact was to fully absorb the actual investment performance through December 31, 2008 into the amortization of deferred policy acquisition cost amortization and the projection of death benefits and other insurance benefit reserves for the guaranteed minimum death benefit (“GMDB”) and guaranteed minimum income benefit (“GMIB”) riders. The greatest impact of the unlocking was on the annuity block, where the effects of these adjustments resulted in an overall increase in deferred policy acquisition cost amortization for the annuity block of $100,318 thousand and an increase in the GMIB and GMDB reserves of $10,899 thousand and $3,760 thousand, respectively. The UL/VUL lines had an increase of $924 thousand to pre-tax net income due to unlocking.

During 2007, we updated our system for calculating the death benefits and other insurance benefit reserves for guaranteed minimum death benefits, resulting in a release in the benefit reserve and a corresponding increase in deferred policy acquisition cost amortization for the year. The effects of these adjustments resulted in an overall $1,649 thousand pre-tax benefit to net income.

5.

Policy Liabilities and Accruals

Policyholder liabilities are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 5.00% as of December 31, 2009, less administrative and mortality charges.

6.

Investing Activities

Debt securities

Fair Value and Cost of Debt Securities:	As of December 31,
($ in thousands)	2009		2008
	Fair Value	Cost	Fair Value	Cost

U.S. government and agency	$54,101	$54,526	$42,708	$43,689
State and political subdivision	6,075	6,491	5,715	6,536
Foreign government	13,885	12,678	31,087	30,130
Corporate	636,915	676,009	775,982	923,313
Commercial mortgage-backed	97,381	109,132	76,136	105,256
Residential mortgage-backed	344,633	384,125	205,499	242,933
CDO/CLO	64,999	85,558	40,564	93,206
Other asset-backed	58,489	62,355	109,718	147,165
Available-for-sale debt securities	$1,276,478	$1,390,874	$1,287,409	$1,592,228

Unrealized Gains (Losses) from Debt Securities:	As of December 31,
($ in thousands)	2009		2008
	Gains	Losses	Gains	Losses

U.S. government and agency	$1,117	$(1,542)	$1,189	$(2,170)
State and political subdivision	22	(438)	--	(821)
Foreign government	1,235	(28)	1,206	(249)
Corporate	18,601	(57,695)	2,632	(149,963)
Commercial mortgage-backed	627	(12,378)	37	(29,157)
Residential mortgage-backed	1,874	(41,366)	1,645	(39,079)
CDO/CLO	399	(20,958)	9	(52,651)
Other asset-backed	180	(4,046)	259	(37,706)
Debt securities gains and losses	$24,055	$(138,451)	$6,977	$(311,796)
Debt securities net losses		$(114,396)		$(304,819)

Net unrealized investment gains and losses on securities classified as available for sale and certain other assets are included in the balance sheet as a component of accumulated other comprehensive income (loss) (“AOCI”). The table below presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI) and the subsequent changes in fair value.

Fixed Maturity Securities on which an OTTI Loss has been Recognized, by Type:	As of December 31,
($ in thousands)	2009(1)	2008

U.S. government and agency	$--	$--
State and political subdivision	--	--
Foreign government	--	--
Corporate	(591)	--
Commercial mortgage-backed	(1,739)	--
Residential mortgage-backed	(11,401)	--
CDO/CLO	(9,698)	--
Other asset-backed	--	--
Fixed maturity non-credit losses in AOCI	$(23,429)	$--

———————

(1)

Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (loss) (AOCI) which, from January 1, 2009, were not included in earnings, excluding net unrealized gains or losses on impaired securities relating to changes in value of such securities subsequent to the impairment date.

6.

Investing Activities (continued)

Aging of Temporarily Impaired	As of December 31, 2009
Debt Securities:	Less than 12 months		Greater than 12 months		Total
($ in thousands)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$5,477	$(82)	$2,482	$(1,460)	$7,959	$(1,542)
State and political subdivision	2,073	(27)	2,916	(411)	4,989	(438)
Foreign government	1,970	(28)	--	--	1,970	(28)
Corporate	42,590	(1,249)	182,079	(56,446)	224,669	(57,695)
Commercial mortgage-backed	21,955	(220)	42,863	(12,158)	64,818	(12,378)
Residential mortgage-backed	104,826	(2,202)	152,818	(39,164)	257,644	(41,366)
CDO/CLO	3,558	(934)	58,288	(20,024)	61,846	(20,958)
Other asset-backed	20,733	(96)	20,441	(3,950)	41,174	(4,046)
Total temporarily impaired securities	$203,182	$(4,838)	$461,887	$(133,613)	$665,069	$(138,451)

Below investment grade	$13,119	$(1,499)	$124,409	$(65,887)	$137,528	$(67,386)
Below investment grade after offsets for deferred policy acquisition cost adjustment and taxes		$(323)		$(12,017)		$(12,340)
Number of securities		102		331		433

Unrealized losses on below investment grade debt securities with a fair value of less than 80% of the security’s amortized cost totaled $60,960 thousand at December 31, 2009 ($11,108 thousand after offsets for taxes and deferred policy acquisition cost amortization), of which $55,964 thousand is greater than 20% and over 12 months.

These securities were considered to be temporarily impaired at December 31, 2009 as each of these securities had performed, and was expected to perform, in accordance with its original contractual terms, and because it is more likely than not that we will not need to sell these securities before recovery.

Aging of Temporarily Impaired	As of December 31, 2008
Debt Securities:	Less than 12 months		Greater than 12 months		Total
($ in thousands)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$2,753	$(84)	$1,856	$(2,086)	$4,609	$(2,170)
State and political subdivision	2,395	(137)	3,319	(684)	5,714	(821)
Foreign government	15,891	(248)	499	(1)	16,390	(249)
Corporate	322,514	(37,561)	259,454	(112,402)	581,968	(149,963)
Commercial mortgage-backed	36,956	(12,465)	35,471	(16,692)	72,427	(29,157)
Residential mortgage-backed	20,775	(2,515)	101,488	(36,564)	122,263	(39,079)
CDO/CLO	7,289	(9,804)	29,403	(42,847)	36,692	(52,651)
Other asset-backed	32,926	(6,820)	69,807	(30,886)	102,733	(37,706)
Total temporarily impaired securities	$441,499	$(69,634)	$501,297	$(242,162)	$942,796	$(311,796)

Below investment grade	$48,201	$(16,379)	$55,610	$(28,721)	$103,811	$(45,100)
Below investment grade after offsets for deferred policy acquisition cost adjustment and taxes		$(2,258)		$(4,665)		$(6,923)
Number of securities		332		402		734

Unrealized losses on below investment grade debt securities with a fair value of less than 80% of the security’s amortized cost totaled $39,705 thousand at December 31, 2008 ($5,942 thousand after offsets for taxes and deferred policy acquisition cost amortization), of which $943 thousand is greater than 20% and over 12 months.

6.

Investing Activities (continued)

These securities were considered to be temporarily impaired at December 31, 2008 as each of these securities had performed, and was expected to perform, in accordance with its original contractual terms, and because it is more likely than not that we will not need to sell these securities before recovery.

Other-than-temporary impairments

Management exercised significant judgment with respect to certain securities in determining whether impairments were other than temporary. This included securities with $57,732 thousand ($10,293 thousand after offsets) of gross unrealized losses of 50% or more for which no other-than-temporary impairment was ultimately indicated. In making its assessments, management used a number of issuer-specific quantitative and qualitative assessments of the probability of receiving contractual cash flows, including the issue’s implied yields to maturity, cumulative default rate based on the issue’s rating, comparisons of issue-specific spreads to industry or sector spreads, specific trading activity in the issue and other market data such as recent debt tenders and upcoming refinancing exposure, as well as fundamentals such as issuer credit and liquidity metrics, business outlook and industry conditions. In addition to these reviews, management in each case assessed whether it is more likely than not that we would be required to sell it before recovery, up to and including maturity. Each security on the watch list was evaluated, analyzed and discussed, with the positive and negative factors weighed in the ultimate determination of whether or not the security was other-than-temporarily impaired.

In determining that the securities giving rise to the previously mentioned unrealized losses were not other-than-temporarily impaired, we considered and evaluated the factors in our significant accounting policies described in Note 2 to these financial statements. In making these evaluations, we exercised considerable judgment. Accordingly, there can be no assurance that actual results will not differ from our judgments and that such differences may require the future recognition of other-than-temporary impairment charges that could have a material effect on our financial position and results of operations. In addition, the value of, and the realization of any loss on, a debt security or equity security is subject to numerous risks, including interest rate risk, market risk, credit risk and liquidity risk. The magnitude of any loss incurred by us may be affected by the relative concentration of our investments in any one issuer or industry. We have established specific policies limiting the concentration of our investments in any single issuer and industry and believe our investment portfolio is prudently diversified.

The three holdings at December 31, 2009 with the largest unrealized loss balance(s) which are temporarily impaired are:

•

I-Preferred Term – With a fair value of $18,372 thousand and an unrealized loss of $30,946 thousand, these are multi-class, cash flow collateralized debt obligations (“CDOs”) backed by a pool of trust preferred securities (“TruPS”) issued by a geographically diverse group of small- and medium-sized depository institutions. TruPS are long-term (30-year, non-callable for the first 5 years) securities subordinated to all other debts of the issuer and are contractually allowed to defer interest payments for up to five years. Dividends are cumulative. We invest in the senior tranches that can withstand significant immediate defaults before experiencing a break in yield. We expect that we will be able to collect cash flows sufficient to recover the entire cost basis of the securities and, therefore, a temporary impairment is appropriate.

•

Bear Stearns Asset Backed Securities – With a fair value of $4,238 thousand and an unrealized loss of $5,562 thousand, this security group comprises sub-prime home equity issues. The majority of the issuers are investment grade. In general, there is an increasing delinquency pipeline and low levels of credit support. We have performed numerous stress runs using observable inputs in regard to prepayment speeds, default rates and loss severities, which support ample credit coverage even under considerable loss severities, due to our position in the capital structure. Therefore, we have determined it is probable we will be able to collect all amounts due according to the contractual terms of the securities. We do not intend to sell these securities and recovery remains more likely than not that a temporary impairment is appropriate at this time.

6.

Investing Activities (continued)

•

Alesco Preferred Funding – With a fair value of $3,000 thousand and an unrealized loss of $7,000 thousand, this is a multi-class, cash flow CDO backed by a pool of TruPS issued by a geographically diverse pool of small and medium sized depository institutions. Moody’s downgraded the A2B class to Ba1 recently. The reasons cited for the downgrades include modifications to the rating agency’s methodology used to rate TruPS CDOs and concerns that the current economic conditions in the U.S. have heightened the risk that institutions issuing TruPS may be more likely to defer payments on their securities. We invest in the second senior most tranches that can withstand significant immediate defaults before experiencing a break in yield. We expect to receive cash payments adequate to recover at least the entire cost basis of the security. Therefore, a temporary impairment is appropriate at this time.

Corporate Debt Securities

Corporate debt securities make up approximately 42% of the unrealized loss balance. Of these securities with unrealized losses, approximately 59% are of investment grade quality. This asset class, in general, continues to experience depressed valuations despite high ratings, relatively low default rates and continued ability to pay obligations.

Effective January 1, 2009, we adopted new accounting guidance for the recognition and presentation of other-than-temporarily impaired investments as described in Note 2 to these financial statements. Investments whose values are considered by us to be other-than-temporarily impaired are written down to fair value. The impairment amount is further separated into the amount related to credit losses, which is recorded as a charge to net realized investment losses included in our earnings, and the amount related to all other factors, which is recognized in other comprehensive income.

A credit-related loss impairment is determined by calculating the present value of the expected credit losses on a given security’s coupon and principal cash flows until maturity. The expected credit loss in a given period is equal to the security’s original cash flow for that period multiplied by the cumulative default rate and the loss severity. The resulting credit losses are then discounted at a default option adjusted yield (i.e., at the purchase Treasury yield embedded in the original book yield). The cumulative default rate in a given period is derived from the Moody’s 1920-2008 cumulative issuer-weighted default rate study using the worst credible observed cohorts. The loss severity rate is based on the Moody’s Loss Given Default (“LGD”) rate for a security’s LGD rating assigned by Moody’s. We consistently use the upper bound of the loss severity range for LGD rating and apply the default rate based on the remaining years to maturity. The non-credit related loss component is equal to the difference between the fair value of a bond and its impaired carrying value.

Fixed maturity other-than-temporary impairments recorded in 2009 were concentrated in corporate securities and in the CDO/CLO structured products. These impairments were driven primarily by significant rating downgrades and increased credit default rates. In our judgment, these credit events or other adverse conditions of the issuers have caused, or will most likely lead to, a deficiency in the contractual cash flows related to the investment. Therefore, based upon these credit events, we have determined that other-than-temporary impairments exist. Total impairments recognized through earnings related to such credit-related circumstances were $24,007 thousand in 2009.

Prospectively, we will account for the other-than-temporarily impaired security as if the debt security had been purchased on the impairment date, using an amortized cost basis equal to the previous cost basis less the amount of the credit loss impairment. We will continue to estimate the present value of future cash flows expected and, if significantly greater than the new cost basis, the difference will be accreted as interest income.

In addition to these credit-related impairments recognized through earnings, we impaired securities to fair value through other comprehensive loss for any impairments related to non-credit related factors. These types of impairments were driven primarily by market or sector credit spread widening or by a lack of liquidity in the securities. The amount of impairments recognized as an adjustment to other comprehensive loss due to these factors was $25,691 thousand in 2009.

6.

Investing Activities (continued)

The following table rolls forward the amount of credit losses recognized in earnings on debt securities held at the beginning of the period, for which a portion of the other-than-temporary impairment was also recognized in other comprehensive income.

Credit Losses Recognized in Earnings on Debt Securities:	Years Ended December 31,
($ in thousands)	2009	2008

Debt securities credit losses, beginning of year	$(9,634)	$--
Add: Credit losses on other-than-temporary impairments not previously recognized	(10,957)	--
Less: Credit losses on securities sold	10,167	--
Less: Credit losses on securities impaired due to intent to sell	--	--
Add: Credit losses on previously impaired securities	(2,018)	--
Less: Increases in cash flows expected on previously impaired securities	--	--
Debt securities credit losses, end of year	$(12,442)	$--

Net investment income

Sources of Net Investment Income:	Years Ended December 31,
($ in thousands)	2009	2008	2007

Debt securities	$74,237	$89,141	$105,342
Policy loans	2,587	1,677	1,472
Other investments	2,051	2	162
Fair value option investments	176	--	--
Other income	112	113	421
Cash and cash equivalents	21	2,018	4,395
Total investment income	79,184	92,951	111,792
Investment expenses	(417)	(1,988)	(2,185)
Net investment income	$78,767	$90,963	$109,607

Net realized investment gains (losses)

Sources and Types of Realized Investment Gains (Losses):	Years Ended December 31,
($ in thousands)	2009	2008	2007

Total other-than-temporary debt impairment losses	$(48,605)	$--	$--
Portion of loss recognized in other comprehensive income	25,691	--	--
Net debt impairments recognized in earnings	$(22,914)	$--	$--

Debt security impairments	$(22,914)	$(52,057)	$(3,287)
Other investment impairments	(1,093)	--	--
Impairment losses	(24,007)	(52,057)	(3,287)
Debt security transaction gains	9,043	1,550	1,465
Debt security transaction losses	(13,247)	(2,952)	(2,827)
Other investment transaction losses	(1,128)	(85)	(51)
Net transaction losses	(5,332)	(1,487)	(1,413)
Realized gains (losses) on derivative assets and liabilities	20,161	(118,511)	(2,343)
Net realized investment gains (losses), excluding impairment losses	14,829	(119,998)	(3,756)
Net realized investment losses, including impairment losses	$(9,178)	$(172,055)	$(7,043)

6.

Investing Activities (continued)

Unrealized investment gains (losses)

Sources of Changes in Net Unrealized Investment Gains (Losses):	Years Ended December 31,
($ in thousands)	2009	2008	2007

Debt securities	$198,748	$(250,029)	$(41,468)
Other investments	2,116	(345)	50
Net unrealized investment gains (losses)	$200,864	$(250,374)	$(41,418)

Net unrealized investment gains (losses)	$200,864	$(250,374)	$(41,418)
Applicable deferred policy acquisition cost	(149,998)	193,545	27,425
Applicable deferred income tax expense	(17,803)	16,690	4,898
Offsets to net unrealized investment gains (losses)	(167,801)	210,235	32,323
Net unrealized investment gains (losses) included in other comprehensive income	$33,063	$(40,139)	$(9,095)

Statutory deposits

Pursuant to certain statutory requirements, as of December 31, 2009 and 2008, we had on deposit securities with a fair value of $6,788 thousand and $7,774 thousand, respectively, in insurance department special deposit accounts. We are not permitted to remove the securities from these accounts without approval of the regulatory authority.

Investing cash flows

Investment Purchases, Sales, Repayments and Maturities:	Years Ended December 31,
($ in thousands)	2009	2008	2007

Debt security purchases	$(2,215,933)	$(1,339,880)	$(883,282)
Other investment purchases	(66,884)	(103,028)	(350)
Investment purchases	$(2,282,817)	$(1,442,908)	$(883,632)

Debt securities sales	$1,917,089	$1,196,688	$816,170
Debt securities maturities and repayments	421,627	268,509	390,297
Other investment sales	22,299	36,142	1,521
Investment sales, repayments and maturities	$2,361,015	$1,501,339	$1,207,988

The maturities of debt securities, by contractual sinking fund payment and maturity are summarized in the following table. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we may have the right to put or sell the obligations back to the issuers.

Maturities of Debt Securities:	As of December 31, 2009
($ in thousands)	Cost	Fair Value

Due in one year or less	$80,807	$81,435
Due after one year through five years	262,971	261,926
Due after five years through ten years	340,819	333,550
Due after ten years	706,277	599,567
Total	$1,390,874	$1,276,478

6.

Investing Activities (continued)

Issuer and counterparty credit exposure

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. We have an overall limit on below investment grade rated issuer exposure. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher.

As of December 31, 2009, we held derivative assets, net of liabilities, with a fair value of $76,106 thousand. Derivative credit exposure was diversified with five different counterparties. We also had debt securities of these issuers with a carrying value of $15,200 thousand. Our maximum amount of exposure with these issuers was $91,306 thousand. See Note 8 to these financial statements for more information regarding derivatives.

7.

Separate Accounts, Death Benefits and Other Insurance Benefit Features

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts. The assets supporting these contracts are carried at fair value and reported as Separate account assets with an equivalent amount reported as Separate account liabilities. Amounts assessed against the policyholder for mortality, administration, and other services are included within revenue in insurance and investment product fees. In 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

Variable annuities

Many of our variable annuity contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. These benefits are offered in various forms as described below. We currently reinsure a significant portion of the death benefit guarantees associated with our in-force block of business. We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

•

Liabilities associated with the guaranteed minimum death benefit (“GMDB”) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

•

Liabilities associated with the guaranteed minimum income benefit (“GMIB”) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For annuities with GMDB and GMIB, 200 stochastically generated scenarios were used.

7.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Separate Account Investments of Account Balances of Contracts with Guarantees:	As of December 31,
($ in thousands)	2009	2008

Debt securities	$490,077	$460,610
Equity funds	1,830,888	1,459,448
Other	79,707	108,383
Total	$2,400,672	$2,028,441

Changes in Guaranteed Liability Balances:	Year Ended
($ in thousands)	December 31, 2009
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2009	$9,581	$21,365
Incurred	3,403	(5,554)
Paid	(7,921)	--
Liability balance as of December 31, 2009	$5,063	$15,811

Changes in Guaranteed Liability Balances:	Year Ended
($ in thousands)	December 31, 2008
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2008	$3,109	$5,706
Incurred	10,281	15,659
Paid	(3,809)	--
Liability balance as of December 31, 2008	$9,581	$21,365

The GMDB and GMIB guarantees are recorded in policy liabilities and accruals on our balance sheet. Changes in the liability are recorded in policy benefits on our statement of operations. In a manner consistent with our policy for deferred policy acquisition costs, we regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

We also offer certain variable products with a guaranteed minimum withdrawal benefit (“GMWB”), a guaranteed minimum accumulation benefit (“GMAB”) and a guaranteed pay-out annuity floor (“GPAF”).

The GMWB guarantees the policyholder a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract holder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The GPAF rider provides the policyholder with a minimum payment amount if the variable annuity payment falls below this amount on the payment calculation date.

The Combination rider includes the GMAB and GMWB riders as well as the GMDB rider at the policyholder’s option.

7.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

The GMWB, GMAB and GPAF represent embedded derivatives in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. They are carried at fair value and reported in policyholder deposit funds. The fair value of the GMWB, GMAB and GPAF obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions.

In order to minimize the volatility associated with the GMWB and GMAB liabilities, we previously entered into a contract with Phoenix Life whereby we cede 100% of any claims for these guarantees. However, as of December 31, 2008, we recaptured the GMAB for policies issued up to December 31, 2008 and the GMWB for policies issued up to December 31, 2007. The contract remains in place for future issues. Because this contract does not transfer sufficient risk to be accounted for as reinsurance, we use deposit accounting for the contract. As of December 31, 2009 and 2008, the embedded derivative liabilities for GMWB, GMAB, and GPAF are listed in the table below. There were no benefit payments made for GMWB or GMAB during 2009 or 2008. For GPAF, there were $516 thousand and $322 thousand benefit payments made for 2009 and 2008, respectively. See Note 11 to these financial statements for more information.

In order to minimize the volatility associated with the unreinsured liabilities, we have established an alternative risk management strategy. As of recapture, we have begun to hedge the GMAB and GMWB exposure using equity options, equity futures, swaps and swaptions. These investments are included in other investments on our balance sheet.

Embedded Derivative Liabilities:	December 31,
($ in thousands)	2009	2008

GMWB	$3,575	$63,663
GMAB	19,163	52,768
GPAF	1,749	1,597
Total embedded derivatives	$24,487	$118,028

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable upon annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the policyholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Additional Insurance Benefits:		Net Amount	Average
($ in thousands)	Account	At Risk After	Attained Age
	Value	Reinsurance	of Annuitant

GMDB return of premium	$1,046,389	$55,447	60
GMDB step up	1,499,571	207,939	61
GMDB earnings enhancement benefit (“EEB”)	49,090	1,436	61
GMDB greater of annual step up and roll up	32,833	10,034	64
Total GMDB at December 31, 2009	$2,627,883	$274,856

Combination rider	$10,119		58
GMAB	406,186		55
GMIB	509,703		61
GMWB	562,931		60
GPAF	15,452		76
Total at December 31, 2009	$1,504,391

7.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Additional Insurance Benefits:		Net Amount	Average
($ in thousands)	Account	At Risk After	Attained Age
	Value	Reinsurance	of Annuitant

GMDB return of premium	$1,022,891	$175,465	60
GMDB step up	1,334,746	476,867	60
GMDB earnings enhancement benefit (“EEB”)	49,978	7,291	60
GMDB greater of annual step up and roll up	28,080	15,165	63
Total GMDB at December 31, 2008	$2,435,695	$674,788

Combination rider	$5,105		59
GMAB	326,719		55
GMIB	449,877		60
GMWB	391,077		60
GPAF	15,071		75
Total at December 31, 2008	$1,187,849

With the return of premium, the death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

With the step up, the death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the eldest original owner attaining a certain age. On and after the eldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner’s attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

With EEB, the death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

With greater of annual step up and annual roll up, the death benefit is the greater of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the eldest original owner attaining age 81. On and after the eldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner’s attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

Universal life

Liabilities for universal life are generally determined by estimating the expected value of losses when death benefits exceed revenues and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. A single set of best estimate assumptions is used since these insurance benefits do not vary significantly with capital markets volatility. At December 31, 2009 and 2008, we held additional universal life benefit reserves of $73,793 thousand and $56,051 thousand, respectively.

8.

Derivative Instruments

Derivative instruments

We use derivatives to manage certain risks in our general account portfolio as well as our insurance liabilities. Our derivatives generally do not qualify for hedge accounting treatment and are stated at fair value with changes in valuation reported in net realized capital gains/losses.

Derivative Instruments Held in			As of December 31
General Account:			2009		2008
($ in thousands)	Notional
	Amount	Maturity	Asset	Liability	Asset	Liability
Non-Hedging Derivative Instruments
Interest rate swaps	$35,000	2018	$1,633	$--	$15,839	$--
Swaptions	14,000	2011	1,161	--	10,928	--
Put options	338,000	2014-2023	65,974	--	56,265	--
Equity futures	39,915	2010	7,338	--	18,551	--
Total non-hedging derivative instruments	$426,915		$76,106	$--	$101,583	$--

See Note 7 to these financial statements for more information on our embedded derivatives related to our variable annuity guarantees.

Interest Rate Swaps

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

Interest Rate Options

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our inforce liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

Exchange Traded Future Contracts

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

Equity Index Options

The Company uses the following derivative contracts to hedge against market risks from changes in volatility, interest rates and equity indices associated with our Life and Annuity products:

•

Equity index options, such as S&P 500 puts for the variable annuity guaranteed minimum living benefit (GMAB/GMWB) rider liabilities;

•

Equity index options, such as S&P 500 European calls for the Equity Index Universal Life (EIUL); and

•

Equity index options, such as S&P European, Asian and Binary calls for the Equity Index Annuity (EIA).

8.

Derivative Instruments (continued)

An equity index put option affords the Company the right to sell a specified equity index at the established price determined at the time the instrument was purchased. The Company may use short-dated options, which are traded on exchanges or use long-dated over-the-counter options, which require entering into an agreement with another party (referred to as the counterparty).

An equity index call option affords the Company the right to buy a specified equity index at the established price determined at the time the instrument was purchased. The Company used exact-dated options, which are traded over-the-counter with another party (referred to as the counterparty) to closely replicate the option payoff profile embedded in EIA and EIUL liabilities.

Contingent features

Certain of our derivative instruments contain provisions that require our insurance companies’ financial strength rating to be above a certain threshold. If our financial strength ratings were to fall below a specified rating threshold, certain counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions, or even trigger a termination of existing derivatives and/or future derivative transactions.

During the twelve months ended 2009, our financial strength ratings fell below the specified threshold levels in certain agreements, and remained so at December 31, 2009. Consequently, the credit risk related contingent features of the instruments were triggered. Through December 31, 2009, none of the counterparties to these positions exercised their rights to request immediate payment, nor did they demand full collateralization. Additionally, through December 31, 2009, none of the counterparties requested the termination of any existing derivative transactions.

As of December 31, 2009, we held no derivative instruments in a net liability position.

9.

Fair Value of Financial Instruments

ASC 820-10 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820-10 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels, from highest to lowest, are defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds, mortgage products, exchange-traded equities and exchange-traded corporate debt.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include certain high-yield debt securities.

•

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Securities classified within Level 3 include broker quoted investments, certain residual interests in securitizations and other less liquid securities. Most valuations that are based on brokers’ prices are classified as Level 3 due to a lack of transparency in the process they use to develop prices.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

9.

Fair Value of Financial Instruments (continued)

The following table presents the financial instruments carried at fair value by ASC 820-10 valuation hierarchy (as described above).

Assets and Liabilities at Fair Value:	As of December 31, 2009
($ in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities	$32,800	$1,091,147	$152,531	$1,276,478
Derivative assets	--	76,106	--	76,106
Separate account assets	2,781,730	90,594	--	2,872,324
Fair value option investments	--	4,266	--	4,266
Total assets	$2,814,530	$1,262,113	$152,531	$4,229,174
Liabilities
Embedded derivative liabilities	$--	$--	$24,487	$24,487
Total liabilities	$--	$--	$24,487	$24,487

Assets and Liabilities at Fair Value:	As of December 31, 2008
($ in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities	$8,459	$1,127,679	$151,271	$1,287,409
Derivative assets	--	101,583	--	101,583
Separate account assets	2,360,656	87,884	601	2,449,141
Fair value option investments	--	4,091	--	4,091
Total assets	$2,369,115	$1,321,237	$151,872	$3,842,224
Liabilities
Embedded derivative liabilities	$--	$--	$118,028	$118,028
Total liabilities	$--	$--	$118,028	$118,028

Carrying Amounts and Fair Values	As of December 31,
of Financial Instruments:	2009		2008
($ in thousands)	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value

Cash and cash equivalents	$83,518	$83,518	$152,185	$152,185
Debt securities	1,276,478	1,276,478	1,287,409	1,287,409
Policy loans	49,675	49,675	34,917	34,917
Derivative financial instruments	76,106	76,106	101,583	101,583
Fair value option investments	4,266	4,266	4,091	4,091
Financial assets	$1,490,043	$1,490,043	$1,580,185	$1,580,185

Investment contracts	$673,725	$684,369	$969,270	$986,908
Derivative financial instruments	24,487	24,487	118,028	118,028
Financial liabilities	$698,212	$708,856	$1,087,298	$1,104,936

Fair value option investments include a structured loan asset valued at $4,266 thousand as of December 31, 2009. We elected to apply the fair value option to this note at the time of its acquisition. We purchased the asset to obtain principal protection without sacrificing earnings potential. Election of the fair value option allows current earnings recognition and is more consistent with management’s view of the security’s underlying economics. Changes in the fair value of this asset are included in net investment income.

9.

Fair Value of Financial Instruments (continued)

We have an established process for determining fair values. Fair value is based upon quoted market prices, where available. If listed prices or quotes are not available, or are based on disorderly transactions or inactive markets, fair value is based upon internally developed models that use primarily market-based or independently-sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time. The majority of the valuations of Level 3 assets were internally calculated or obtained from independent third-party broker quotes.

We determine fair value as the price received in an orderly transaction. Thus, we evaluate broker pricing indications, if available, to determine whether the weight of evidence indicates that markets are inactive, or transactions are disorderly. In order to determine whether the volume and level of activity for an asset or liability has significantly decreased, we compare current activity with normal market activity for the asset or liability. We may observe a notable decrease in the number of recent transactions, and the significant decline or absence of a market for new issuances for the security or a similar security. If we do receive a broker pricing indication, we look for substantiation, such as a significant increase in implied liquidity risk premiums, yields, or performance indications when compared to the expected cash flow analysis. We look to see if the pricing indications have varied substantially in a short amount of time where no fundamental event or occurrence has prompted the large variation, or if there is a significant increase in the bid-ask spread. We review published indexes that may have been historically highly correlated with the fair values that no longer are representative of an active market. For corporate positions, we utilize TRACE, for which published trade activity is made available, to assess trading activity levels. For other positions, we rely on many factors such as the observable flows through Bloomberg, trading levels and activity as reported by market participants, and industry publications that speak to trading volume and current market conditions. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all applicable factors to determine if there has been a significant decrease in the volume and level of activity for an asset, or group of similar assets.

Similarly, in order to identify transactions that are not orderly, we take into consideration the activity in the market as stated above, because that can influence the determination and occurrence of an orderly transaction. In addition, we assess the period of the exposure to the market before measurement date to determine adequacy for customary marketing activities. Also, we look to see if it was marketed to a single or limited number of participants. We assess the financial condition of the seller, if available, to determine whether observed transactions may have been forced. If the trading price is an outlier when compared to similar recent transactions, we consider whether this is an indicator of a disorderly trade. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all applicable factors to determine if the evidence suggests that a transaction or group of similar transactions is not orderly.

Following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value.

Structured securities

For structured securities, we consider the best estimate of cash flows until maturity to determine our ability to collect principal and interest cash flows relative to original cash flows. In addition, we apply reasonable management judgment to the probability of collectibility of all amounts due to us. After consideration is given to the available information relevant to the collectibility, including historical events, current conditions and reasonable forecasts, an estimate of future cash flows is determined. This includes the remaining payment terms, prepayment speeds, the underlying collateral, expected defaults using current default data, and the financial condition of the issuer. Such factors as composite credit ratings, industry forecast and analyst reports and other relevant market data are also considered, similar to those the Company believes market participants would use. For securities for which observable market data is available and substantiated, valuations are taken to the quoted fair value.

To determine fair values for certain structured, collateralized loan obligations (“CLO”) and collateralized debt obligations (“CDO”) assets for which current pricing indications either did not exist, or were based on inactive markets or sparse transactions, we utilized the following method.

9.

Fair Value of Financial Instruments (continued)

For CLO and CDO assets, fair value was determined based on projected cash flows under default, recovery, collateral prepayment, and reinvestment spread assumptions which reflect the underlying collateral’s actual default experience, collateral performance, assessment of the collateral manager’s ability to actively manage and effect portfolio credit decisions, 12-month trailing credit migration trends in the bank loan and corporate debt markets, and historical studies, where available. An appropriate discount rate was then applied, determined by using a rate composed of the current U.S. Treasury rate, plus a current net credit spread derived from corporate bonds with the same credit rating, plus an additional spread for liquidity and structure relative to active markets, based on average life and credit rating. In addition to the level of implied liquidity spreads embedded in broker pricing indications, current AAA-rated CLO spreads and liquidity spreads by rating, we also gave consideration to deal-specific characteristics, such as rating stability, credit subordination, collateral performance tests, collateral composition, collateral manager and default scenario sensitivity testing results to assess the available cushion against the emergence of future losses.

Derivatives

Exchange-traded derivatives valued using quoted prices are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange. Therefore, the majority of our derivative positions are valued using internally developed models that use as their basis readily observable market parameters. These positions are classified within Level 2 of the valuation hierarchy. Such derivatives include basic interest rate swaps, options and credit default swaps.

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices is directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we continually refine our pricing models to correlate more closely to the market risk of these instruments.

Separate accounts

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security and short-term investments of the Company. Mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2.

Fair value of investment contracts

For purposes of fair value disclosures, we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

9.

Fair Value of Financial Instruments (continued)

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

Valuation of embedded derivatives

Guarantees that we make on certain variable annuity contracts, including GMAB and GMWB riders, meet the definition of an embedded derivative. These embedded derivatives are accounted for at fair value using a risk neutral stochastic valuation methodology with changes in fair value recorded in earnings. The inputs to our fair value methodology include information derived from the asset derivatives market, including the volatility surface and the swap curve. Several additional inputs are not obtained from independent sources, but instead reflect our internally developed assumptions related to mortality rates, lapse rates and policyholder behavior. As there are significant unobservable inputs included in our fair value methodology for these embedded derivatives, we consider the above-described methodology as a whole to be Level 3 within the fair value hierarchy.

Our fair value calculation includes a credit standing adjustment (the “CSA”). The CSA represents the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled by the Company’s life insurance subsidiaries (“nonperformance risk”). In analyzing various alternatives to the CSA calculation, we determined that we could not use credit default swap spreads as there are no such observable instruments on Phoenix Life or its subsidiaries, including us, nor could we consistently obtain an observable price on the surplus notes issued by Phoenix Life, as the surplus notes are not actively traded. Therefore, when discounting the rider cash flows for calculation of the fair value of the liability, we calculated the CSA by using the Fair Market Sector Curve USD Finance (BBB) index that reflects the credit spread for financial services companies similar to the Company’s life insurance subsidiaries. The impact of the CSA at December 31, 2009 and 2008 was a reduction of $19,045 thousand and $25,763 thousand in the reserves associated with these riders, respectively.

Level 3 financial assets and liabilities

The following table sets forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. For example, a hypothetical derivative contract with Level 1, Level 2 and significant Level 3 inputs would be classified as a Level 3 financial instrument in its entirety. Subsequently, even if only Level 1 and Level 2 inputs are adjusted, the resulting gain or loss is classified as Level 3. Further, Level 3 instruments are frequently hedged with instruments that are classified as Level 1 or Level 2 and, accordingly, gains or losses reported as Level 3 in the table below may be offset by gains or losses attributable to instruments classified in Level 1 or 2 of the fair value hierarchy.

9.

Fair Value of Financial Instruments (continued)

Level 3 Financial Assets:	As of December 31, 2009
($ in thousands)	Asset-
	Backed	Corporates	CMO	Total

Balance, beginning of period	$52,625	$55,285	$43,962	$151,872
Purchases/(sales), net	(5,046)	(16,475)	(9,405)	(30,926)
Transfers into (out of) Level 3(1)	800	25,530	895	27,225
Transfers out of Level 3(2)	(3,880)	(23,422)	(11,567)	(38,869)
Realized gains (losses)	(4,653)	(3,071)	(2,538)	(10,262)
Unrealized gains (losses) included in other comprehensive income (loss)	36,036	8,117	7,530	51,683
Amortization/accretion	339	795	674	1,808
Balance, end of period	$76,221	$46,759	$29,551	$152,531
Portion of gain (loss) included in net income relating to those assets/liabilities still held	$(4,086)	$(3,250)	$(2,775)	$(10,111)

Level 3 Financial Assets:	As of December 31, 2008
($ in thousands)	Asset-
	Backed	Corporates	CMO	Total

Balance, beginning of period	$85,031	$90,480	$91,674	$267,185
Purchases/(sales), net	(1,666)	(4,618)	(11,271)	(17,555)
Transfers into (out of) Level 3(1)	45,830	45,432	6,979	98,241
Transfers out of Level 3(2)	(60,570)	(41,805)	(9,839)	(112,214)
Realized gains (losses)	(7,298)	(2)	(12,611)	(19,911)
Unrealized gains (losses) included in other comprehensive income (loss)	(8,189)	(34,150)	(21,603)	(63,942)
Amortization/accretion	(513)	(52)	633	68
Balance, end of period	$52,625	$55,285	$43,962	$151,872
Portion of gain (loss) included in net income relating to those assets/liabilities still held	$(9,839)	$(7,757)	$(17,059)	$(34,655)

———————

(1)

Net transfers into Level 3 for the years ended December 31, 2009 and 2008 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer applicable.

(2)

Net transfers out of Level 3 for the years ended December 31, 2009 and 2008 primarily represent private securities for which reliable Level 2 input assumptions for valuation pricing became obtainable. In addition, there were significant sales of Level 3 assets.

Level 3 Financial Liabilities:	Years Ended December 31,
($ in millions)	2009	2008
	Embedded Derivatives

Balance, beginning of year	$118,028	$1,675
Net purchases/(sales)	--	--
Transfers into Level 3	--	--
Transfers out of Level 3	--	--
Realized (gains) losses	(93,541)	116,353
Unrealized (gains) losses included in other comprehensive loss	--	--
Amortization/accretion	--	--
Balance, end of year	$24,487	$118,028
Portion of (gain) loss included in net loss relating to those liabilities still held	$(93,541)	$116,353

10.

Income Taxes

Allocation of Income Taxes:	Years Ended December 31,
($ in thousands)	2009	2008	2007

Income tax expense (benefit) attributable to:
Current	$28,445	$(1,831)	$(44,715)
Deferred	(22,438)	(85,666)	45,837
Income taxes applicable to net income (loss)	6,007	(87,497)	1,122
Other comprehensive income (loss)	17,803	(16,690)	(4,898)
Income taxes applicable to comprehensive income (loss)	$23,810	$(104,187)	$(3,776)
Income taxes paid (recovered)	$11,489	$(13,262)	$(30,557)

Effective Income Tax Rate:	Years Ended December 31,
($ in thousands)	2009	2008	2007

Income (loss) before income taxes	$(15,146)	$(282,691)	$12,427
Income taxes at statutory rate of 35.0%	(5,301)	(98,942)	4,350
Dividend received deduction	(1,376)	(2,584)	(1,803)
FIN 48 increase (decrease)	(667)	1,242	(975)
Valuation allowance increase	9,500	12,800	--
IRS audit settlements/adjustments	3,843	--	--
Other, net	8	(13)	(450)
Applicable income taxes (benefit)	$6,007	$(87,497)	$1,122
Effective income tax rates	(39.7%)	31.0%	9.0%

Deferred Income Tax Balances Attributable to Temporary Differences:	As of December 31,
($ in thousands)	2009	2008

Deferred income tax assets:
Future policyholder benefits	$92,996	$156,424
Unearned premiums / deferred revenues	25,808	28,603
Investments	33,208	37,595
Net operating loss carryover benefits	58,624	1,491
Valuation allowance	(22,600)	(16,000)
Gross deferred income tax assets	188,036	208,113

Deferred income tax liabilities:
Deferred policy acquisition costs	207,852	237,947
Other	6,862	3,457
Gross deferred income tax liabilities	214,714	241,404
Deferred income tax liabilities	$26,678	$33,291

As of December 31, 2009, we performed our assessment of net deferred tax assets. Significant management judgment is required in determining the provision for income taxes and, in particular, any valuation allowance recorded against our deferred tax assets. We carried a valuation allowance of $22,600 thousand on $210,636 thousand of deferred tax assets at December 31, 2009, due to uncertainties related to our ability to utilize some of the deferred tax assets that are expected to reverse as capital losses. The amount of the valuation allowance has been determined based on our estimates of taxable income over the periods in which the deferred tax assets are expected to reverse.

We concluded that a valuation allowance on the remaining $188,036 thousand of deferred tax assets at December 31, 2009, was not required. Our methodology for determining the realizability of deferred tax assets involves estimates of future taxable income and consideration of available tax planning strategies and actions that could be implemented, if necessary. These estimates are projected through the life of the related deferred tax assets based on assumptions that we believe to be reasonable and consistent with current operating results. Changes in future operating results not currently forecasted may have a significant impact on the realization of deferred tax assets.

10.

Income Taxes (continued)

As of December 31, 2009, we had deferred tax assets of $39,348 thousand and $19,276 thousand related to net operating and capital losses, respectively, for federal income tax purposes. The related federal net operating losses of $112,423 thousand are scheduled to expire in 2017, 2022, 2023 and 2024. The federal capital losses of $55,074 thousand are scheduled to expire in 2014. As of December 31, 2009, we carried a full valuation allowance against the capital loss carryforwards after consideration of available capital deferred tax liabilities and tax planning actions.

As of December 31, 2009, we had current taxes payable of $18,203 thousand including $52 thousand of unrecognized tax benefits.

The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2006. During 2009, the Company resolved examination issues for tax years 2004 and 2005. No material unanticipated assessments were incurred and no adjustments were necessary to our liability for uncertain tax positions.

The Company does not anticipate that any event will result in a significant change in the existing balance of unrecognized tax benefits within 12 months. Management believes that adequate provisions have been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits:	2009	2008
($ in thousands)
Balance, beginning of year	$52	$525
Additions (reductions) for tax positions of prior years	--	1,242
Settlements with taxing authorities	--	(1,715)
Balance, end of year	$52	$52

The amount of unrecognized tax benefits at December 31, 2009 that would, if recognized, impact the annual effective tax rate upon recognition was $52 thousand.

Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring in the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increases to the existing unrecognized tax benefits that would have a material impact on the financial position of the company.

We assess all significant tax positions to determine if a liability for uncertain tax positions is necessary, and, if so, the impact on the current and deferred income tax balances. Also, if indicated, we recognize interest or penalties related to income taxes as a component of the income tax provision. The interest and penalties recorded during the twelve month periods ending December 31, 2009 and 2008 were not material. We did not have an accrual for the payment of interest and penalties as of December 31, 2009.

On November 6, 2009, President Barack Obama signed into law the Worker, Homeownership, and Business Assistance Act of 2009 which includes, among other things, a provision allowing all businesses - except those that received funds under the Troubled Asset Relief Program - to elect a five-year carry back of net operating losses. The Act allows taxpayers to elect to increase the present-law carry back period for an applicable net operating loss from two years up to five years for taxable years ending after December 31, 2007. A taxpayer may elect an extended carry back period for only one taxable year. Based on the Company’s initial analysis of additional net operating loss carryback capacity, no additional benefit has been recorded for the period ending December 31, 2009.

11.

Related Party Transactions

Capital Contributions

During the year ended December 31, 2009, we received $10,000 thousand in capital contributions from Phoenix Life and $55,000 thousand in capital contributions from PM Holdings, Inc.

Related Party Transactions

The amounts included in the following discussion are gross expenses, before deferrals for policy acquisition costs.

Phoenix Life provides services and facilities to us and is reimbursed through a cost allocation process. The expenses allocated to us were $130,633 thousand, $221,925 thousand and $270,394 thousand for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts due from Phoenix Life were $1,170 thousand as of December 31, 2009 and amounts payable to Phoenix Life were $2,662 thousand as of December 31, 2008.

As of December 31, 2009, we had a $7,256 thousand receivable from Saybrus Partners for administrative and other services provided. This receivable was settled in the first quarter of 2010.

We have a contract with Phoenix Life whereby we cede to Phoenix Life certain of the liabilities related to guarantees on our annuity products. Because this contract does not transfer sufficient risk to qualify for reinsurance accounting, we account for ceded liabilities as a deposit asset. The asset on deposit with Phoenix Life was $2,006 thousand and $2,150 thousand at December 31, 2009 and 2008, respectively. This amount is included in our balance sheet in other general account assets. Amounts due from Phoenix Life under this contract were $8,553 thousand and $4,808 thousand at December 31, 2009 and 2008, respectively.

Goodwin Capital Advisers, Inc. (“Goodwin”), an indirect wholly-owned subsidiary of PNX, provides investment advisory services to us for a fee. Investment advisory fees incurred by us for management of general account assets under this arrangement were $381 thousand, $1,982 thousand and $2,172 thousand for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Goodwin were $119 thousand and $1 thousand, as of December 31, 2009 and 2008, respectively.

Effective August 2007, Phoenix Variable Advisors, Inc (“PVA”), an indirect wholly-owned subsidiary of Phoenix Life, became the investment advisor for the variable product separate accounts. They receive variable product separate account fees on our behalf and forward them to us, net of sub-advisory fees they paid. Amounts due from PVA for those fees were $199 thousand and $170 thousand as of December 31, 2009 and 2008, respectively.

Effective in 2009, Phoenix Equity Planning Corporation (“PEPCO”), an indirect wholly-owned subsidiary of PNX, is the principal underwriter of our annuity contracts. Prior to December 31, 2008, Virtus Investment Partners, Inc., a former affiliate, served as the principal underwriter of our annuity contracts. Commissions paid by Phoenix Life on our behalf were $16,271 thousand, $47,810 thousand and $48,331 thousand for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $0 and $476 thousand as of December 31, 2009 and 2008, respectively.

Phoenix Life pays commissions to producers who sell our non-registered life and annuity products. Commissions paid by Phoenix Life on our behalf were $39,876 thousand, $186,112 thousand and $159,847 thousand for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $1,277 thousand and $3,501 thousand as of December 31, 2009 and 2008, respectively.

Premium processing services

We provide payment processing services for Phoenix Life, wherein we receive deposits on Phoenix Life annuity contracts and life insurance premiums and forward those payments to Phoenix Life. In connection with this service, we had amounts due to Phoenix Life of $0 and $2,766 thousand as of December 31, 2009 and 2008, respectively. We do not charge any fees for this service.

11.

Related Party Transactions (continued)

State Farm Mutual Automobile Insurance Company (“State Farm”) is currently the owner of record of more than 5% of our ultimate parent company’s (PNX) outstanding common stock. In 2009, 2008 and 2007, we incurred $25,272 thousand, $63,790 thousand and $53,777 thousand, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm agents.

We also provide payment processing services for Phoenix Life and Annuity Company (“Phoenix Life and Annuity”), a wholly-owned indirect subsidiary of Phoenix Life, wherein we receive deposits on certain Phoenix Life and Annuity annuity contracts and life insurance premiums and forward those payments to Phoenix Life and Annuity. In connection with this service, we had amounts due to Phoenix Life and Annuity of $39 thousand and $27 thousand as of December 31, 2009 and 2008, respectively. We do not charge any fees for this service.

In certain instances, Phoenix Life and Phoenix Life and Annuity may receive premiums on behalf of PHL Variable. Amounts due from Phoenix Life were $0 and $591 thousand as of December 31, 2009 and 2008, respectively. Amounts due from Phoenix Life and Annuity were $0 and $2,562 thousand as of December 31, 2009 and 2008, respectively.

12.

Employee Benefit Plans and Employment Agreements

Our ultimate parent company provides most of its employees and those of its subsidiaries with post-employment benefits that include retirement benefits, through pension and savings plans, and other benefits, including health care and life insurance. This includes three defined benefit pension plans covering our employees. We incur applicable employee benefit expenses through the process of cost allocation by PNX.

The employee pension plan, covering substantially all of our employees, provides benefits up to the amount allowed under the Internal Revenue Code. The two supplemental plans provide benefits in excess of the primary plan. Retirement benefits under all plans are a function of years of service and compensation. The employee pension plan is funded with assets held in a trust while the supplemental plans are unfunded. In December 2009, our ultimate parent company announced that, effective March 31, 2010, all benefit accruals will be frozen under our funded and unfunded defined benefit plans.

Our ultimate parent company has historically provided our employees with other post-employment benefits that include health care and life insurance. In December 2009, PNX announced the decision to eliminate retiree medical coverage for current employees whose age plus years of service did not equal at least 65 as of March 31, 2010. Employees who remain eligible must still meet all other plan requirements to receive benefits. In addition, the cap on the company’s contribution to pre-65 retiree medical costs per participant will be reduced beginning with the 2011 plan year.

The funding requirements of our ultimate parent company’s pension plan are dependent on interest rates and market performance. Significant assumptions made by our ultimate parent company related to these plans include the discount rate and the long-term rate of return on plan assets. The discount rate assumption is developed using upon a yield curve approach comprised of bonds rated Aa or higher by Moody’s Investor Services or rated AA or higher by Standard & Poor’s with maturities between one and fifteen or more years. The long-term rate of return of plan assets is determined through modeling long-term returns and asset return volatilities.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits, is omitted as the information is not separately calculated for our participation in the plans. PNX, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated.

Employee benefit expense allocated to us for these benefits totaled $12,817 thousand, $9,062 thousand and $8,775 thousand for 2009, 2008 and 2007, respectively. Over the next 12 months, Phoenix Life expects to make contributions to the pension plans of which approximately $9,782 thousand will be allocated to us.

13.

Other Comprehensive Income

Sources of	Years Ended December 31,
Other Comprehensive Income:	2009		2008		2007
($ in thousands)	Gross	Net	Gross	Net	Gross	Net

Unrealized losses on investments	$173,746	$16,560	$(303,833)	$(71,010)	$(46,067)	$(11,195)
Net realized investment losses on available-for-sale securities included in net income	27,118	16,503	53,459	30,871	4,649	2,100
Net unrealized investment gains (losses)	200,864	33,063	(250,374)	(40,139)	(41,418)	(9,095)
Net unrealized losses on derivative instruments	--	--	--	--	--	--
Other comprehensive income (loss)	200,864	$33,063	(250,374)	$(40,139)	(41,418)	$(9,095)
Applicable deferred policy acquisition cost amortization	149,998		(193,545)		(27,425)
Applicable deferred income tax benefit	17,803		(16,690)		(4,898)
Offsets to other comprehensive income	167,801		(210,235)		(32,323)
Other comprehensive loss	$33,063		$(40,139)		$(9,095)

Components of Accumulated	As of December 31,
Other Comprehensive Income:	2009		2008
($ in thousands)	Gross	Net	Gross	Net

Unrealized losses on investments	$(113,837)	$(20,085)	$(306,376)	$(51,923)
Unrealized gains on derivative instruments	--	--	--	--
Accumulated other comprehensive loss	(113,837)	$(20,085)	(306,376)	$(51,923)
Applicable deferred policy acquisition costs	(87,859)		(231,418)
Applicable deferred income taxes	(5,893)		(23,035)
Offsets to other comprehensive income	(93,752)		(254,453)
Accumulated other comprehensive loss	$(20,085)		$(51,923)

14.

Statutory Financial Information and Regulatory Matters

We are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. The State of Connecticut Insurance Department (the “Department”) has adopted the National Association of Insurance Commissioners’ (the “NAIC’s”) Accounting Practices and Procedures manual effective January 1, 2001 (“NAIC SAP”) as a component of its prescribed or permitted statutory accounting practices. As of December 31, 2009, 2008 and 2007, the Department has not prescribed or permitted us to use any accounting practices that would materially deviate from NAIC SAP. Statutory surplus differs from equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and deferred tax assets are limited to amounts reversing in a specified period with an additional limitation based upon 10% or 15% of statutory surplus, dependent on meeting certain risk-based capital thresholds.

Connecticut Insurance Law requires that Connecticut life insurers report their risk-based capital. Risk-based capital is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Connecticut Insurance Law gives the Connecticut Commissioner of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain risk-based capital levels. Our risk-based capital was in excess of 200% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2009 and 2008.

14.

Statutory Financial Information and Regulatory Matters (continued)

Statutory Financial Data:	As of or For the Years Ended December 31,
($ in thousands)	2009	2008	2007

Statutory capital and surplus	$235,696	$273,028	$167,436
Asset valuation reserve	2,494	343	14,774
Statutory capital, surplus and asset valuation reserve	$238,190	$273,371	$182,210
Statutory gain (loss) from operations	$4,918	$(138,012)	$(98,589)
Statutory net income (loss)	$(51,598)	$(187,032)	$(102,297)

The Connecticut Insurance Holding Company Act limits the maximum amount of annual dividends and other distributions in any 12-month period to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, we cannot make any dividend distribution during 2010 without prior approval.

15.

Contingent Liabilities

Litigation and Arbitration

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor or investment advisor.

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

Regulatory Matters

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

16.

Subsequent Events

On January 13, 2010, A.M. Best Company, Inc. downgraded our financial strength rating from B++ to B+ and maintained its negative outlook.

On February 12, 2010, Standard & Poor’s downgraded our financial strength rating from BB to BB- and maintained its negative outlook.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits.

(a)	Financial Statements

	(1)	The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto are contained in the Registrant’s Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include: Statement of Assets and Liabilities as of December 31, 2009; Statement of Operations for the year ended December 31, 2009; Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008; and Notes to Financial Statements are filed herewith.

	(2)	The financial statements of PHL Variable Insurance Company and the report of Independent Registered Public Accounting Firm thereto are contained in the Statement of Additional Information. The financial statements of PHL Variable Insurance Company include: Balance Sheets as of December 31, 2009 and 2008; Statements of Income and Comprehensive Income, Statements of Stockholder’s Equity and Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007; and Notes to the Financial Statements are filed herewith.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of PHL Variable Insurance Company establishing the PHL Variable Accumulation Account is incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-68164), filed via EDGAR on August 22, 2001.

	(2)	Not Applicable.

	(3)	Distribution of Contracts

		(a)	Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000 is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 033-87376), filed via EDGAR on April 30, 2002.

		(b)	Form of Broker Dealer Supervisory and Service Agreement among Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of contracts is incorporated by reference to Registrant’s Initial Registration Statement on Form N-4 (File No. 333-123040), filed via EDGAR on February 28, 2005.

		(c)	Principal Underwriting and Distribution Agreement between PHL Variable Insurance Company and Phoenix Equity Planning Corporation, dated February 5, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(4)	(a)	Form of Variable Annuity Contract Form No. D617 (Phoenix Dimensions(SM)) is incorporated by reference to Registrant’s Initial Registration Statement on Form N-4 (File No. 333-123040), filed via EDGAR on June 20, 2005.

		(b)	Guaranteed Minimum Income Benefit Rider, Form No. DR87 is incorporated by reference to Registrant’s Initial Registration Statement on Form N-4 (File No. 333-123040), filed via EDGAR on June 20, 2005.

		(c)	Guaranteed Minimum Accumulation Benefit Rider, Form No. DR83 is incorporated by reference to Registrant’s Initial Registration Statement on Form N-4 (File No. 333-123040), filed via EDGAR on June 20, 2005.

		(d)	Guaranteed Minimum Withdrawal Benefit Rider, Form No. DR93.1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-4 (File No. 333-123040), filed via EDGAR on November 9, 2005.

		(e)	Guaranteed Minimum Withdrawal Benefit Rider, Form No. 06GMWB is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-4 (File No. 333-123040), filed via EDGAR on October 10, 2006.

		(f)	Guaranteed Minimum Withdrawal Benefit Rider, Form No. 08GMWB, is incorporated by reference to Post-Effective Amendment No. 20 on Form N-4 (File No. 333-68164), filed via EDGAR on May 28, 2008.

(g)	Guaranteed Minimum Withdrawal Benefit Rider with Extended Care Enhancement, Form No. 08GMWBCE, is incorporated by reference to Post-Effective Amendment No. 20 on Form N-4 (File No. 333-68164), filed via EDGAR on May 28, 2008.

(h)	Flexible Combination Benefit Rider, Form No. 08PRP, is incorporated by reference to Post-Effective Amendment No. 20 on Form N-4 (File No. 333-68164), filed via EDGAR on May 28, 2008.

(5)	Form of Application (Form No. OL4157.1) is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-4 (File No. 333-123040), filed via EDGAR on November 9, 2005.

(6)	(a)	Amended and Restated Certificate of Incorporation of PHL Variable Insurance Company is incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-68164), filed via EDGAR on August 22, 2001.

	(b)	Bylaws of PHL Variable Insurance Company, as amended and restated effective May 16, 2002 are incorporated by reference to Post-Effective Amendment No. 21 on Form N-4 (File No. 033-87376), filed via EDGAR on April 30, 2004.

(7)	Not Applicable.

(8)	(a)	Participation Agreements.

	(1)	(a) Amended and Restated Participation Agreement dated April 4, 2008 among PHL Variable Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, LLP and Columbia Management Distributors, Inc., is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(b) Consent to Assignment of Participation Agreement dated March 29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and PHL Variable Insurance Company to Riversource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(2)	(a)	Participation Agreement as of May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company, and PHL Variable Insurance Company (“PHLVIC”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

		(b)	Amendment to Participation Agreement as of May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company and (“PHLVIC”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

		(c)	Amendment to Participation Agreement as of May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company and PHLVIC, is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

		(d)	Amendment No. 3 to Participation Agreement as of May 1, 2006 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company and PHLVIC, is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

		(e)	Amendment No. 4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation, is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

		(f)	Amendment No. 5 dated March 1, 2008 to the Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Home Mutual Life Insurance Company, and PHL Variable Insurance Company, is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

	(3)	(a)	Fund Participation Agreement dated July 15, 1999, among PHL Variable Insurance Company, Insurance Series, and Federated Securities Corp., is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

		(b)	Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

		(c)	First Addendum to Fund Participation Agreement dated January 19, 2010 by and between PHL Variable Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(4)	(a)	Fund Participation Agreement dated July 19, 1999 among BT Insurance Funds Trust, Bankers Trust Company, and PHL Variable Insurance Company ("PHLVIC"), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

	(b)	Amendment No. 1 to the Fund Participation Agreement dated April 20, 2001 among Deutsche Asset Management VIT Funds (formerly, BT Insurance Funds Trust), Bankers Trust Company and PHLVIC, is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

	(c)	Amendment No. 2 to the Fund Participation Agreement dated October 29, 2001 among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and PHLVIC, is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

	(d)	Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July 19, 1999 among PHL Variable Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.), is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(5)	Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management, Inc., is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(6)	Participation Agreement dated June 1, 2000 among PHL Variable Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated, is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

(7)	(a)	Amended and Restated Participation Agreement dated April 1, 2008 by and among PHL Variable Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV and Variable Insurance Products Fund V, is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

	(b)	Amendment No. 1, dated August 1, 2009, to the Amended and Restated Participation Agreement among PHL Variable Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated April 1, 2008 is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(8)	(a)	Participation Agreement dated March 29, 2001 among PHL Variable Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

	(b)	Amendment No. 1 to Participation Agreement dated February 1, 2008 by and among AIM Variable Insurance Funds, AIM Distributors, Inc., PHL Variable Insurance Company and Phoenix Equity Planning Corporation, is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(9)	(a)	Participation Agreement dated May 30, 2003 among PHL Variable Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

	(b)	Amendment to Fund Participation Agreement dated February 1, 2008 among Rydex Variable Trust, Rydex Distributors, Inc. and PHL Variable Insurance Company, is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

	(c)	Consent to Assignment of Participation Agreement dated February 1, 2008 among Rydex Variable Trust, Rydex Distributors, Inc. and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(10)	(a)	Participation Agreement dated April 25, 2005 among PHL Variable Insurance Company, Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc., is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 26, 2006.

	(b)	Amendment No. 1 to Participation Agreement dated February 1, 2008 by and among Lazard Asset Management Securities LLC, Lazard Retirement Series, Inc. and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(11)	Fund Participation Agreement dated April 14, 2005 among PHL Variable Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC, is incorporated by reference to Registrant’s Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123040), filed via EDGAR on April 27, 2006.

(12)	(a)	Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

	(b)	Amendment No. 1 to Participation Agreement dated February 1, 2008 among Oppenheimer Variable Accounts Funds, Oppenheimer Funds, Inc. and PHL Variable Insurance Company, is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(13)	(a)	Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Phoenix Life and Annuity Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC, is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

		(b)	Amendment No. 1 to Participation Agreement dated February 1, 2008 by and among PHL Variable Insurance Company, Phoenix Life and Annuity Company, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC, is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

	(14)	Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Phoenix Life and Annuity Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc., is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

	(15)	Amended and Restated Participation Agreement dated March 31, 2009 by and between The Phoenix Edge Series Fund, Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(16)	Participation Agreement dated September 7, 2007, among PHL Variable Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company, is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

	(17)	Participation Agreement dated April 1, 2008, among PHL Variable Insurance Company, Phoenix Equity Planning Corporation, AllianceBernstein LP and AllianceBernstein Investments, Inc., is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

	(18)	(a)	Participation Agreement dated February 1, 2008, among PHL Variable Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation, is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

		(b)	Consent to Assignment of Participation Agreement effective February 1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., PHL Variable Insurance Company, and Phoenix Equity Planning Corporation is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on April 22, 2009.

(b)	Other Material Contracts:

		(1)	Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between PHL Variable Insurance Company and PFPC, INC., is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September 7, 2007.

		(2)	Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement between PHL Variable Insurance Company and PFPC, INC., is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September 7, 2007.

		(3)	Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, The Alger American Fund, AllianceBernstein LP, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, The Rydex Trust, Wanger Advisors Trust; and, The Universal Institutional Funds are incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

		(4)	Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2 between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust, is incorporated by reference to Post-effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

		(5)	Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company, Phoenix Life Insurance Company and Summit Mutual Funds, Inc., is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(6) Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(9)	Written Opinion and Consent of Michele Drummey, Esq., filed herewith.

(10)	(a)	Consent of Independent Registered Public Accounting Firm, filed herewith.

	(b)	Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form S-1 (File No. 333-137802), filed via EDGAR on April 14, 2010

(11)	Not Applicable.

(12)	Not Applicable.

Item 25.	Directors and Executive Officers of the Depositor.

Name	Position
John H. Beers	Vice President, Secretary and Chief Compliance Officer
Edward W. Cassidy	Director
Michael E. Hanrahan	Vice President and Chief Accounting Officer
Peter A. Hofmann	Senior Executive Vice President and Chief Financial Officer and Treasurer
Philip K. Polkinghorn	Director and President
Christopher M. Wilkos	Director, Executive Vice President and Chief Investment Officer

The business address of these individuals is One American Row, Hartford, CT 06102-5056.

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Phoenix Companies, Inc. (100%) Delaware

Phoenix Distribution Holding Company (100%) Connecticut

Phoenix Investment Management Company (100%) Connecticut

Goodwin Capital Advisers, Inc. (100%) New York

Phoenix Life Insurance Company (100%) New York

Phoenix Foundation (0%) Connecticut

Next Generation Ventures LLC (50%) Connecticut

Phoenix Life Separate Account B (100%) New York

Phoenix Life Separate Account C (100%) New York

Phoenix Life Separate Account D (100%) New York

Phoenix Life Variable Accumulation Account (100%) New York

Phoenix Life Variable Universal Life Account (100%) New York

PM Holdings, Inc. (100%) Connecticut

1851 Securities, Inc. (100%) Delaware

American Phoenix Life and Reassurance Company (100%) Connecticut

PFG Holdings, Inc. (100%) Pennsylvania

AGL Life Assurance Company (100%) Pennsylvania

Phoenix Equity Planning Corporation (100%) Delaware

Philadelphia Financial Group, Inc. (100%) Delaware

PHL Variable Insurance Company (100%) Connecticut

PHL Variable Accumulation Account (100%) Connecticut

PHL Variable Accumulation Account II (100%) Connecticut

PHL Variable Accumulation Account III (100%) Connecticut

PHL Variable Separate Account MVA1 (100%) Connecticut

PHLVIC Variable Universal Life Account (100%) Connecticut

PHL Variable VA Account 1 (100%) Connecticut

Phoenix Founders, Inc. (100%) Connecticut

Phoenix International Capital Corporation (100%) Connecticut

Practicare, Inc. (100%) Delaware

Phoenix Life and Annuity Company (100%) Connecticut

Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut

Phoenix Life and Reassurance Company of New York (100%) New York

Phoenix New England Trust Holding Company (100%) Connecticut

Phoenix Variable Advisors, Inc. (100%) Delaware

PML International Insurance Limited (100%) Bermuda

Phoenix Life Solutions, Inc (100%) Delaware

Phoenix National Trust Holding Company (100%) Connecticut

The Phoenix Edge Series Fund (0%) Massachusetts business trust

Saybrus Partners, Inc. (100%) Delaware

Saybrus Holdings, Inc. (100%) Delaware

Saybrus Equity Services, Inc. (100%) Delaware

The only companies that file consolidated financial statements with the Securities and Exchange Commission (“SEC”) are The Phoenix Companies Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as

Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable Accumulation Account III, PHL Variable Separate Account MVA1, PHLVIC Variable Universal Life Account, PHL Variable VA Account 1and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

Item 27.	Number of Contract Owners.

As of March 31, 2010, there were 995 qualified and 486 nonqualified contract owners.

Item 28.	Indemnification.

Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”

Article VI. Section 6.01. of the Bylaws of the Depositor (as amended and restated effective May 16, 2002) provides that: “Each director, officer or employee of the company, and his heirs, executors, or administrators, shall be indemnified or reimbursed by the company for all expenses necessarily incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a director, officer or employee of the company, or of any other company which he was serving as a director or officer at the request of the company, except in relation to matters as to which such director, officer or employee is finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such director, officer or employee. The foregoing right of indemnification or reimbursement shall not be exclusive of any other rights to which he may be entitled under any statute, bylaw, agreement, vote of shareholders or otherwise.”

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter.

Phoenix Equity Planning Corporation (“PEPCO”).

(a) PEPCO serves as the principal underwriter for the following entities: The Phoenix Edge Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable VA Account 1, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

(b) Directors and Executive Officers of PEPCO.

Name	Position
Joseph A. Fillip, Jr.*	Vice President, General Counsel and Assistant Secretary
John K. Hillman*	Director, Vice President
Kent C. Keim*	Vice President and Treasurer
Todd R. Miller*	Vice President, Controller and Chief Financial Officer
Susan M. Oberlies*	Director, President, Corporate Counsel, Co-Chief Compliance Officer and Secretary
Philip K. Polkinghorn**	Director
Katherine E. Storch**	Co-Chief Compliance Officer

*	The business address of this individual is 610 West Germantown Pike, Suite 460, Plymouth Meeting, PA 19462.

**	The business address of this individual is One American Row, Hartford, CT 06102-5056.

(c) PEPCO received no compensation from the Registrant during the last fiscal year for sales of the contract:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation On Redemption	(4) Brokerage Commissions	(5) Compensation
PEPCO	$0	$0	$0	$0

Item 30.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules under it are maintained at the administrative offices of PHL Variable Insurance Company located at One American Row, Hartford, CT 06102-5056.

Item 31.	Management Services.

Under a contract with Phoenix Life Insurance Company (“PLIC”), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the Contract owner, for use in conjunction with the Contract. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

Year Ended December 31,	Fee paid
2009	$125,000
2008	$70,000
2007	$95,000

Item 32.	Undertakings.

(a)	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained therein are never more than 16 months old for so long as payments under the Contracts may be accepted;

(b)	Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request; and

(d)	Representation Required by Section 26 (f) (2) (A) of the Investment Company Act of 1940

PHL Variable Insurance Company represents that the fees and charges deducted under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by PHL Variable Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, PHL Variable Accumulation Account, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 pursuant to Rule 485(b) under the Securities Act of 1933. The Registrant causes this Post-Effective Amendment No. 13 to Registration Statement No. 333-123040 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Hartford and the State of Connecticut, on this 29th day of April, 2010.

PHL VARIABLE ACCUMULATION ACCOUNT (Registrant)

By:
Philip K. Polkinghorn*
Director and President

PHL VARIABLE INSURANCE COMPANY

By:
Philip K. Polkinghorn*
Director and President

By:	/S/ KATHLEEN A. MCGAH
*Kathleen A. McGah

*	As Attorney-in-Fact pursuant to power of attorney

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-Effective Amendment No. 13 to Registration Statement No. 333-123040 on April 29, 2010.

Signature	Title

Edward W. Cassidy*	Director

Peter A. Hofmann*	Chief Financial Officer

Michael E. Hanrahan*	Chief Accounting Officer

Philip K. Polkinghorn*	Director and President

Christopher M. Wilkos*	Director

By:	/S/ KATHLEEN A. MCGAH
* Kathleen A. McGah

*	As Attorney-in-Fact pursuant to Powers of Attorney

Exhibit Index

Exhibit 24 (b) (9)	Opinion and Consent of Counsel

Exhibit 24 (b) (10) (a)	Consent of Independent Registered Public Accounting Firm